As filed with the Securities and Exchange Commission on April 25, 2014.

                                                     Registration No. 333-148426
                                                              File No. 811-08260
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
             FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 [x]

                           Pre-Effective Amendment No.
                     Post-Effective Amendment No.         18

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
                            Amendment No. 57      [x]

                          CMFG VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                           CMFG Life Insurance Company
                               (Name of Depositor)
                             5910 Mineral Point Road
                                Madison, WI 53705
              (Address of Depositor's Principal Executive Offices)
                  Depositor's Telephone Number: (319) 352-4090

                             Ross D. Hansen, Esquire
                           CMFG Life Insurance Company
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

| | immediately upon filing pursuant to paragraph (b) of Rule 485. |x| on May 1, 2014 pursuant to paragraph (b) of Rule 485.
| | 60 days after filing pursuant to paragraph (a)(i) of Rule 485. | | on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                                           MAY 1, 2014


================================================================================
                         MEMBERS(R) VARIABLE ANNUITY III
              A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                           CMFG LIFE INSURANCE COMPANY
================================================================================

In this Prospectus, you will find information you should know before investing. Please read it carefully and keep it for future reference. The Contract is available to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Code. We no longer issue new Contracts.

The Contract offers you the opportunity to accumulate Contract Value and provides for the payment of annuity benefits. Under certain conditions, you may also elect to have Purchase Payment Credits added to your Contract Value for each purchase payment you make. The overall expenses of a Contract with Purchase Payment Credits may be higher than a Contract that does not have Purchase Payment Credits. You should know that over time and under certain circumstances (such as an extended period of poor market performance), the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and any related earnings. You should consider this possibility before electing that optional benefit.

The Contract is supported by the assets of the CMFG Variable Annuity Account, a separate account of CMFG Life Insurance Company ("we", "our" or "us"), which is divided into Subaccounts that each invest in a Fund. The investment performance of the Subaccounts you select will affect your Contract Value, as well as any Income Payments. You bear the entire investment risk on any amounts you allocate to these Subaccounts. There is a Subaccount that invests in each of the following Funds. This Prospectus is accompanied by a current prospectus for these Funds.


BLACKROCK VARIABLE SERIES FUNDS, INC.       OPPENHEIMER VARIABLE ACCOUNT FUNDS              ULTRA SERIES FUND
BlackRock Global Allocation V.I. Fund       Oppenheimer International Growth Fund(R)/VA     Conservative Allocation Fund
                                            Oppenheimer Main Street Small Cap               Moderate Allocation Fund
AIM VARIABLE INSURANCE FUNDS                  Fund(R)/VA                                    Aggressive Allocation Fund
(INVESCO VARIABLE INSURANCE FUNDS)          Oppenheimer Main Street Fund(R)/VA              Money Market Fund
Invesco V.I. Global Real Estate Fund                                                        Core Bond Fund
Invesco V.I. Government Securities Fund     PIMCO VARIABLE INSURANCE TRUST                  High Income Fund
Invesco Growth and Income Fund              PIMCO CommodityRealReturn(R) Strategy           Diversified Income Fund
Invesco V.I. Mid Cap Growth Fund              Portfolio                                     Large Cap Value Fund
                                            PIMCO Global Bond Portfolio (Unhedged)          Large Cap Growth Fund
FRANKLIN TEMPLETON VARIABLE                 PIMCO Total Return Portfolio                    Mid Cap Fund
INSURANCE PRODUCTS TRUST                                                                    Small Cap Fund
Franklin High Income VIP Fund (f/k/a                                                        International Stock Fund
  Franklin High Income Securities Fund)
Franklin Income VIP Fund (f/k/a
  Franklin Income Securities Fund)
Mutual Global Discovery VIP Fund (f/k/a
  Mutual Global Discovery Securities
  Fund)



The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2014 free of charge by contacting us. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI and other information.


Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

CUNA Brokerage Services, Inc. ("CBSI") serves as the principal underwriter and distributor of the Contract. More information about CBSI is available at http://www.finra.org through Financial Industry Regulatory Authority Inc.'s ("FINRA") BrokerCheck online tool or by calling 1-800-289-9999.

--------------------------------------------------------------------------------
 The SEC has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
================================================================================


                                                                           Page
GLOSSARY ...................................................................  1
EXPENSE TABLES .............................................................  3
  Owner Transaction Expenses ...............................................  3
  Periodic Charges Other Than Fund Expenses ................................  4
  Range of Fund Expenses ...................................................  4
  Examples of Maximum Charges ..............................................  6
SUMMARY.....................................................................  6
  Who can purchase a Contract? .............................................  6
  How does the "free look" or "right to examine" period work? ..............  6
  What purchase payments am I required or permitted to make? ...............  7
  How does the Variable Account work?.......................................  7
  How does the Fixed Account work? .........................................  7
  What is the Foundation Account? ..........................................  7
  Can I transfer my Contract Value among the Subaccounts? ..................  7
  Can I make a withdrawal from my Contract? ................................  8
  When will I receive a payout?.............................................  8
  Does the Contract offer any death benefits? ..............................  8
  Does the Contract offer any living benefits?..............................  8
  Are the Contract terms the same in every state? ..........................  8
  Why aren't some of the features described here available in my Contract? .  9
  Are other types of annuity contracts available? ..........................  9
  What share class should I choose? ........................................  9
  Are there tax advantages to purchasing the Contract? .....................  9
  Are discounts or waivers available?.......................................  9
  What charges will I pay?.................................................. 10
CMFG LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS ........... 11
  CMFG Life Insurance Company............................................... 11
  CMFG Variable Annuity Account ............................................ 11
  The Funds ................................................................ 11
  Availability of Funds .................................................... 15
  Servicing Fees and Other Fund-Related Payments ........................... 15
  Voting Rights ............................................................ 15
  Material Conflicts ....................................................... 15
  Fund Substitution ........................................................ 15
  The Fixed Account......................................................... 16
DESCRIPTION OF THE CONTRACT ................................................ 17
  Issuance of a Contract ................................................... 17
  Right to Examine ......................................................... 17
  Classes .................................................................. 17
  Purchase Payments ........................................................ 18
  Contract Value Increase Enhancement ...................................... 18
  Extra Credit Plan......................................................... 19
  Allocation of Purchase Payments .......................................... 20
  Contract Value ........................................................... 22
  Transfer Privileges ...................................................... 23

  Surrenders (Redemptions) and Partial Withdrawals ......................... 25
  Contract Loans ........................................................... 26
  Death Benefit Before the Payout Date ..................................... 27
MISCELLANEOUS MATTERs ...................................................... 28
  Payments ................................................................. 28
  Modification.............................................................. 28
  Reports to Owners ........................................................ 28
  Inquiries ................................................................ 29
INCOME PAYOUT OPTIONs ...................................................... 29
  Payout Date and Proceeds ................................................. 29
  Election of Income Payout Options ........................................ 29
  Fixed Income Payments .................................................... 29
  Variable Income Payments ................................................. 30
  Description of Income Payout Options ..................................... 30
  Death Benefit After the Payout Date....................................... 32
CHARGES AND DEDUCTIONS ..................................................... 32
  Surrender Charge (Contingent Deferred Sales Charge) ...................... 32
  Transfer Processing Fee .................................................. 33
  Duplicate Contract Charge ................................................ 33
  Loan Interest Spread ..................................................... 33
  Research Fee ............................................................. 33
  Endorsement Charges ...................................................... 33
  Annual Contract Fee ...................................................... 34
  Mortality and Expense Risk Charge......................................... 34
  Administrative Charge .................................................... 34
  Enhanced Death Benefit Rider Charges ..................................... 34
  Guaranteed Living Benefit Charges ........................................ 34
  Fund Expenses ............................................................ 34
  Premium Expense Charge ................................................... 34
  Other Taxes .............................................................. 35
  Additional Information ................................................... 35
OPTIONAL DEATH BENEFITs .................................................... 35
  Maximum Anniversary Value Death Benefit................................... 35
  3% Annual Guarantee Death Benefit ........................................ 35
  Earnings Enhanced Death Benefit Rider..................................... 36
  Spouse Beneficiary Death Benefit Rider ................................... 36
AVAILABLE CONTRACT ENDORSEMENTs ............................................ 37
  Income Payment Increase Endorsement ...................................... 37
  Loan Account Endorsement.................................................. 37
  Change of Annuitant Endorsement .......................................... 38
  Spousal Continuation Endorsement ......................................... 38
OPTIONAL BENEFIT RIDERS .................................................... 39
  Income Protector.......................................................... 39
     Features of the Income Now Option. .................................... 43
     Features of the Income Later Option. .................................. 46
  Principal Protector....................................................... 54

DISTRIBUTION OF THE CONTRACT ............................................... 61
FEDERAL TAX MATTERs ........................................................ 62
  Introduction.............................................................. 62
  Tax Status of the Contract................................................ 62
  Taxation of Annuities .................................................... 63
  Separate Account Charges ................................................. 64
  Transfers, Assignments, or Exchanges of a Contract........................ 64
  Withholding .............................................................. 64
  Multiple Contracts ....................................................... 65
  Taxation of Qualified Plans .............................................. 65
  Possible Charge for Our Taxes ............................................ 66
  Other Tax Consequences ................................................... 66
LEGAL PROCEEDINGS .......................................................... 67
COMPANY HOLIDAYS ........................................................... 67
FINANCIAL STATEMENTS ....................................................... 67
APPENDIX A FINANCIAL HIGHLIGHTS ........................................... A-1
APPENDIX B EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL
DEATH BENEFITS ............................................................ B-1
APPENDIX C EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
GENERALLY ISSUED ON AND AFTER MAY 1, 2010.................................. C-1
APPENDIX D EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT
RIDERS GENERALLY ISSUED ON AND AFTER MAY 1, 2010........................... D-1
APPENDIX E EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT
RIDERS GENERALLY ISSUED AFTER OCTOBER 18, 2009 BUT BEFORE MAY 1, 2010 ..... E-1
APPENDIX F GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009 ................... F-1
APPENDIX G GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009...................... G-1
APPENDIX H GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008 ................ H-1
APPENDIX I GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED
AFTER OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007......................... I-1
APPENDIX J GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ISSUED BEFORE
OCTOBER 30, 2006 .......................................................... J-1
APPENDIX K EXAMPLES OF GUARANTEED ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010 ...................... K-1
APPENDIX L GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009 ................... L-1
APPENDIX M GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009...................... M-1
APPENDIX N GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008 ................ N-1
APPENDIX O GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED
BEFORE OCTOBER 30, 2006.................................................... O-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTs ..................... S-1

                                    GLOSSARY
================================================================================

ACCUMULATION UNIT
A unit of measure used to calculate Variable Contract Value.

ANNUITANT
The person or persons named in the application and on whose life the first Income Payment is to be made. No more than two Annuitants may be named. Only spouses may be joint Annuitants, unless otherwise allowed by state law. Provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.

BENEFIT ALLOCATION PLAN
One or more specific Subaccounts of the Variable Account, a Fixed Account or a model allocation of Subaccounts of the Variable account to which Contract Value must be allocated while a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit is in effect.

BENEFIT BASIS
The Benefit Basis is the amount upon which your Guaranteed Lifetime Withdrawal Benefit or the amount, up to $1 million, upon which your Guaranteed Minimum Accumulation Benefit is based. It should not be confused with your Contract Value or Surrender Value.

BENEFICIARY
The person or persons to whom the proceeds payable on the death of an Annuitant will be paid.

CODE
The Internal Revenue Code of 1986, as amended.

CONTRACT
MEMBERS Variable Annuity III.

CONTRACT ANNIVERSARY
The same date in each Contract Year as the Contract Issue Date.

CONTRACT ISSUE DATE
The date shown on the Data Page of the Contract which is also used to determine Contract Years and Contract Anniversaries.

CONTRACT VALUE
The sum of the Variable Contract Value, the Fixed Contract Value, the Purchase Payment Credits, if applicable, and the value in the Loan Account.

CONTRACT VALUE INCREASE ENHANCEMENT
An amount we will add to an Owner's Contract Value when the Owner makes a purchase payment and the Owner's cumulative Net Purchase Payments equal or exceed $500,000.

CONTRACT YEAR
A twelve-month period beginning on a Contract Issue Date or a Contract Anniversary.

DATA PAGES
Pages attached to your Contract that describe certain terms applicable to your specific Contract.

DUE PROOF OF DEATH
Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:
  (a)  a certified copy of the death record;


  (b)  a certified copy of a court decree reciting a finding of death; or


  (c)  any other proof satisfactory to us.

FIXED ACCOUNT
An account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account.

FIXED AMOUNT
Any portion of Fixed Contract Value (including interest thereon) allocated to the Fixed Account, less any withdrawals (including any applicable surrender charges) or transfers.

FIXED CONTRACT VALUE
The value of the Contract Value (including any Contract Value Increase Enhancement and Purchase Payment Credit) in the Fixed Account.

FIXED PERIOD
The specific time period for which we agree to credit a particular effective annual interest rate in the Fixed Account.

FOUNDATION ACCOUNT
A Subaccount of the Variable Account investing in the Ultra Series Core Bond Fund that is part of certain Benefit Allocation Plan in accordance with which you are required to allocate Contract Value if you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider. The Benefit Allocation Plan you select will determine the required allocation percentage, if any, to the Foundation Account. The Foundation Account is one of two available subaccounts that invest in the Ultra Series Core Bond Fund. The other Subaccount, which is available to all Owners, is called the Ultra Series Core Bond Subaccount.

FUND
An investment portfolio of an open-end management investment company or unit investment trust in which a Subaccount invests.

GENERAL ACCOUNT
Our assets other than those allocated to the Variable Account or any other of our separate accounts.

INCOME PAYMENT
One of several periodic payments made by us to the Payee under an Income Payout Option.

INCOME PAYOUT OPTION
The form of Income Payments selected by the Owner under the Contract.

INCOME UNITS
A unit of measure used to calculate variable Income Payments.

LOAN ACCOUNT
For any Contract, a portion of our General Account to which Variable Contract Value or Fixed Contract Value is transferred to provide collateral for any loan taken under the Contract.

LOAN AMOUNT
The sum of your loan principal plus any accrued loan interest.

MAILING ADDRESS
2000 Heritage Way, Waverly, IA 50677.

MINIMUM CHARGE PERIOD
The minimum period of time before you may terminate one of the Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit riders without continuing to pay the annual charge (to the extent allowed by your state). If your rider terminates because you transfer out of an available Benefit Allocation Plan, or, if part of your Benefit Allocation Plan, make a partial withdrawal from the Foundation Account before Contract Value in all other allocation options has been exhausted, you will still have to pay the annual charge until the end of the Minimum Charge Period, unless otherwise prohibited by applicable law.

NET PURCHASE PAYMENT
A purchase payment less any deduction for applicable premium expense charges.

OWNER
The person(s) (or entity) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract. After the Payout Date, the Payee is the Owner, unless otherwise specified.

PAYEE
The person (or entity), or any successor, receiving Income Payments during the Payout Period. The Owner is the Payee unless he or she specifies otherwise.

PAYOUT DATE
The date when Income Payments will begin if the Annuitant is still living. The anticipated Payout Date is shown on your Contract's Data Pages.

PAYOUT PROCEEDS
The Contract Value less any Loan Amount, less any premium expense charge, less a pro-rated portion of the annual Contract fee, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payout Options.

PURCHASE PAYMENT CREDITS
An amount we will add to an Owner's Contract Value if the Owner elects the Purchase Payment Credit Benefit. The amount will vary based on cumulative Net Purchase Payments made. The Purchase Payment Credit Benefit is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.

QUALIFIED CONTRACT
A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

SUBACCOUNT
A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE
Before the Payout Date, that part of any Net Purchase Payment, Contract Value Increase Enhancement and Purchase Payment Credit, allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or premium expense charge) and any Contract Value transferred out of that Subaccount.

SURRENDER VALUE
The Contract Value less any applicable surrender charges, premium expense charges not previously deducted, annual Contract fee, any charge for riders and Loan Amount.

VALUATION DAY
Each day the New York Stock Exchange is open for business. With respect to a Subaccount, it does not include days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT
CMFG Variable Annuity Account.

VARIABLE CONTRACT VALUE
The sum of the Subaccount Values.

WRITTEN REQUEST


A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at our Mailing Address.


                                 EXPENSE TABLES
================================================================================

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, make partial withdrawals from or fully surrender the Contract, or transfer Contract Value between the Subaccounts and/or the Fixed Account. This table also includes the charges that would be paid for exercising the benefits provided by the optional endorsements.

OWNER TRANSACTION EXPENSES

--------------------------------------------------------------------------------------------------------------
                                                                   B-Share Class
                                                       Without Purchase    With Purchase
                                                        Payment Credits  Payment Credits(1)      L-Share Class
--------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge (Contingent Deferred
Sales Charge) as a percentage of Purchase Payment
surrendered or withdrawn                                  8.00%(2)            9.00%(2)              8.00%(2)
--------------------------------------------------------------------------------------------------------------
Sales Load on Purchase Payment                                                None
--------------------------------------------------------------------------------------------------------------
Transfer Processing Fee                                                    $10/transfer(3)
--------------------------------------------------------------------------------------------------------------
Duplicate Contract Charge                                                      $30
--------------------------------------------------------------------------------------------------------------
Loan Interest Spread                                                         3.50%(4)
--------------------------------------------------------------------------------------------------------------
Research Fee                                                                   $50
--------------------------------------------------------------------------------------------------------------
Change of Annuitant Endorsement                                               $150(5)
--------------------------------------------------------------------------------------------------------------
Income Payment Increase Endorsement                                           $150(6)
--------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract. You may not purchase a Guaranteed Minimum Accumulation Benefit together with either a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Withdrawal Benefit on the same Contract. You may not purchase an optional death benefit rider together with the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit. IF THE CURRENT VERSION OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT OR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER WAS NOT APPROVED IN YOUR STATE WHEN THE RIDER WAS ISSUED TO YOU OR YOUR APPLICATION FOR A RIDER WAS DATED PRIOR TO MAY 1, 2010, A PRIOR APPROVED VERSION OF THE GUARANTEED

LIFETIME WITHDRAWAL BENEFIT, GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER, AS APPLICABLE, WITH DIFFERENT CHARGES MAY HAVE BEEN ISSUED. INFORMATION REGARDING PRIOR VERSIONS OF THOSE RIDERS, INCLUDING THEIR CHARGES, CAN BE FOUND BELOW AND IN THE APPENDICES TO THIS PROSPECTUS.

PERIODIC CHARGES OTHER THAN FUND EXPENSES

-----------------------------------------------------------------------------------------------------------------------
                                                                                B-Share Class
                                                                    Without Purchase      With Purchase        L-Share
                                                                    Payment Credits     Payment Credits(1)      Class
-----------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of average Variable Contract
Value):
Mortality and Expense Risk Charge                                        1.15%                1.60%            1.65%
Administrative Charge                                                    0.15%                0.15%            0.15%
---------------------                                                 -----------          -----------      -----------
Total Variable Account Annual Expenses                                   1.30%                1.75%            1.80%
-----------------------------------------------------------------------------------------------------------------------
Annual Contract Fee                                                                           $30(7)
-----------------------------------------------------------------------------------------------------------------------
Premium Expense Charge                                                                      3.50%(14)
-----------------------------------------------------------------------------------------------------------------------
Annual Charges for Optional Riders and Endorsements(8)
    Maximum Anniversary Value Death Benefit (as a
    percentage of average monthly Contract Value for the
    prior Contract Year)                                                                      0.15%
-----------------------------------------------------------------------------------------------------------------------
    3% Annual Guarantee Death Benefit (as a percentage of
    average monthly Contract Value for the prior Contract
    Year)                                                                                     0.20%
-----------------------------------------------------------------------------------------------------------------------
    Earnings Enhanced Death Benefit (as a percentage of
    average monthly Contract Value for the prior Contract
    Year)                                                                                     0.30%
-----------------------------------------------------------------------------------------------------------------------
    Spouse Beneficiary Death Benefit (as a percentage of
    average monthly Contract Value for the prior Contract
    Year)                                                                                     0.05%
-----------------------------------------------------------------------------------------------------------------------
    Guaranteed Lifetime Withdrawal Benefit (as a percentage
    of average daily Benefit Basis(12) for the prior Contract
    Year)(13)(post-November 24, 2008 form)
         With Minimum Guarantee Death Benefit                                                1.75%(9)
         Converted from Minimum Accumulation Benefit                                         1.75%(10)
-----------------------------------------------------------------------------------------------------------------------
    Guaranteed Lifetime Withdrawal Benefit (as a percentage
    of average monthly Contract Value for the prior Contract
    Year)(13)(pre-November 24, 2008 form)
         With Minimum Guarantee Death Benefit                                                1.00%(9)
         Converted from Minimum Accumulation Benefit                                         1.00%(10)
-----------------------------------------------------------------------------------------------------------------------
    Guaranteed Minimum Accumulation Benefit (as a
    percentage of average daily Benefit Basis(12) for the prior
    Contract Year)(13)(post-November 24, 2008 form)                                          1.75%(11)
-----------------------------------------------------------------------------------------------------------------------
    Guaranteed Minimum Accumulation Benefit (as a
    percentage of average monthly Contract Value for the
    prior Contract Year)(13)(pre-November 24, 2008 form)                                     1.00%(11)
-----------------------------------------------------------------------------------------------------------------------


The next table shows the lowest and highest total operating expenses charged by the Funds during the fiscal year ended December 31, 2013. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectuses for the Funds.


RANGE OF FUND EXPENSES


--------------------------------------------------------------------------------------------------------------
                                                                                     Minimum         Maximum
--------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (total of all expenses that are deducted
from Fund assets, including management fees, and other expenses)                      0.12%           1.46%
--------------------------------------------------------------------------------------------------------------

The expenses used to prepare this table were provided to us by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2013, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. The table showing the range of expenses for the portfolios takes into account the expenses of several Ultra Series Fund allocation portfolios that are "fund of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange traded funds (each such portfolio, an

"Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the information received from the Ultra Series Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by an Ultra Series Fund allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Ultra Series Fund for a presentation of the applicable Acquired Fund fees and expenses.

(1) The Purchase Payment Credit Benefit endorsement is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit. For information on the Purchase Payment Credit Endorsement see "DESCRIPTION OF THE CONTRACT, Extra Credit Plan".
(2) The surrender charge declines to 0% after the purchase payment has been in the Contract for seven years for the B-Share Class and for the B-Share Class with Purchase Payment Credits elected. The surrender charge declines to 0% after the purchase payment has been in the Contract for four years for the L-Share Class. For Contracts issued in connection with plans qualified under
    Section 457(f) of the Code choosing the B-Share class, the surrender charge will be based on the Contract Year and not on how long the purchase payment has been in the Contract.
(3) We currently do not impose this fee.
(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (at an effective annual rate of 6.50%) and the amount of interest we credit to the Loan Account (currently, an effective annual rate of 4.50%), guaranteed to be at least an effective annual rate of 3.00%. The current loan spread is 2.00%.
(5) There is currently no charge for the change of Annuitant endorsement. However, if you exercise the right provided by this endorsement during the first two Contract Years, we may charge up to $150 for expenses incurred. This fee will be deducted from Contract Value on a pro-rata basis.
(6) There is currently no charge for the Income Payment Increase endorsement; however, we may charge up to $150 if the option provided by this endorsement is utilized.
(7) The annual Contract fee is currently waived if the Contract Value is $50,000 or more.
(8) These rider fees are deducted from Contract Value on Contract Anniversary or at the time of surrender, death, or rider termination. Fees for each of these riders are not deducted until the first Contract Anniversary if the rider is elected at Contract issue.
(9) We currently charge 0.95% for the Guaranteed Lifetime Withdrawal Benefit riders with Minimum Guarantee Death Benefit issued on and after May 1, 2010. For a description of the current Guaranteed Lifetime Withdrawal Benefit rider, see "OPTIONAL BENEFIT RIDERS, Income Protector". If your state had not approved the current version of the rider before the rider was issued to you or your application was dated prior to May 1, 2010, you may pay a different current charge. The rider version generally issued after October 18, 2009 but before May 1, 2010 has a current charge of 1.05%. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.85%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.70%. The rider version generally issued after October 28, 2007 but before November 24, 2008 has charge of 0.65% (Minimum Guarantee Death Benefit) and 0.80% (Maximum Anniversary Death Benefit) of the monthly Contract Value for the prior Contract Year. The rider version generally issued after October 29, 2006 but before October 28, 2007 has a current charge of 0.60% of the monthly Contract Value for the prior Contract Year. The current charges are guaranteed for the Benefit Period. They will not change unless you choose to Step-Up your benefit.
(10)We currently charge 0.95% for Guaranteed Lifetime Withdrawal Benefit riders issued as conversions from the Guaranteed Minimum Accumulation Benefit riders issued on and after May 1, 2010. If your state had not approved the current version of the rider before the rider was issued to you or your application was dated prior to May 1, 2010, you may pay a different current charge. The rider version generally issued after October 18, 2009 but before May 1, 2010 has a current charge of 1.05%. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.85%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.70%. The rider version generally issued after October 28, 2007 but before November 24, 2008 has a charge 0.65% of the monthly Contract Value for the prior
    Contract Year. The current charges are guaranteed for the Benefit Period. They will not change unless you choose to Step-Up your benefit.
(11)The current charge for Guaranteed Minimum Accumulation Benefit riders issued on and after October 19, 2009 is 1.05%. For a description of the current Guaranteed Minimum Accumulation Benefit rider, see "OPTIONAL
    BENEFIT RIDERS, Principal Protector". If your state had not approved the current version of the rider before the rider was issued to you or your application was dated prior to October 19, 2009, you may pay a different current charge. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.80%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.65%. The rider version generally issued after October 29, 2006 but before November 24, 2008 has a current charge of 0.50% of the average monthly Contract Value for the prior Contract Year. This current charge is guaranteed for the Benefit Period. It will not change unless you elect to Step-Up your benefit or renew your Benefit Period.
(12)At issue, Benefit Basis is equal to your initial Net Purchase Payment.
(13)If the current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider was not approved in your state before the rider was issued to you or your application for the rider is dated before to May 1, 2009, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, respectively, may have been issued, which has different charges than the current rider. Information about prior versions of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders, including the charges for these riders, is available in the appendices to this Prospectus.
(14)State premium taxes that currently range from 0% to 3.50% may also be deducted.

EXAMPLES OF MAXIMUM CHARGES
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including surrender charges, the annual Contract fee (after being converted into a percentage), the total Variable Account annual expenses for the L-Share Class, the 3% Annual Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, the Earnings Enhanced Death Benefit, the Guaranteed Minimum Accumulation Benefit charge and the maximum Annual Fund Operating Expenses for the year ended December 31, 2010. These costs reflect the most expensive combination of Contract charges for this period. The Examples assume the election of a combination of riders, endorsements and other features with the highest charges. The Examples do not include a Guaranteed Lifetime Withdrawal Benefit or Spouse Death Benefit rider, because these riders cannot be elected on Contracts with the riders included above.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Income Payments) or Options 3-8) at the end of the applicable time period:

----------------------------------------------------------------------------
  1 Year               3 Years               5 Years              10 Years
----------------------------------------------------------------------------
  $1,291               $2,245                $2,828                $5,584
----------------------------------------------------------------------------

(2) If you do not surrender your Contract (or you do not annuitize the Contract under Income Payout Option 2A (with fixed Payments) or Options 3-8) at the end of the applicable time period:

----------------------------------------------------------------------------
  1 Year               3 Years               5 Years              10 Years
----------------------------------------------------------------------------
  $571                 $1,705                $2,828                $5,584
----------------------------------------------------------------------------

The Examples are illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples. The Examples provided above assume that no transfer charges, or premium taxes have been assessed.

For purposes of the Fee Table and Examples, we assume that the Contract is owned before the Payout Date. Different fees and charges apply after the Payout Date. (See CHARGES AND DEDUCTIONS.)

APPENDIX A TO THE PROSPECTUS PROVIDES CERTAIN FINANCIAL INFORMATION CONCERNING THE SUBACCOUNTS, INCLUDING INFORMATION ABOUT ACCUMULATION UNIT VALUES.

                                     SUMMARY
================================================================================
The following section summarizes certain provisions that we describe in more detail later in the Prospectus.

WHO CAN PURCHASE A CONTRACT?
We no longer issue new Contracts.

HOW DOES THE "FREE LOOK" OR "RIGHT TO EXAMINE" PERIOD WORK?
You may cancel the Contract within 10 days after you receive it. If you cancel it during this period, your refund will be equal to either (1) the Contract Value less any Purchase Payment Credits, or (2) the greater of (a) Contract Value less any Purchase Payment Credits or (b) your purchase payments less any withdrawals. Which option applies to you will depend on your state's law. Call us for more information on your right to examine. We may require that you return your Contract.

In the first case, you bear the investment risk of allocating to the Subaccounts from the issue date to the date the Contract is taken off our books, which will be as of the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m., Central Time) after the Contract is cancelled. Depending upon the investment performance of the Subaccounts you select, you may lose money. In the second case, you receive the benefit of any investment gains, but we bear the risk of any investment losses, from the issue date to the date the Contract is taken off our books.

WHAT PURCHASE PAYMENTS AM I REQUIRED OR PERMITTED TO MAKE?
Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Contracts exchanged pursuant to
Section 1035 of the Code, and Contracts sold to our employees and those of our affiliates have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract Issue Date. The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. We may choose not to accept certain purchase payments. Further, we will add a Contract Value Increase Enhancement to the Owner's Contract Value when the Owner makes a purchase payment if the Owner's cumulative Net Purchase Payments equal or exceed $500,000. In addition, the Owner may elect the Purchase Payment Credit Benefit, if available, which adds Purchase Payment Credits to his or her Contract Value each time he or she makes a purchase payment.

HOW DOES THE VARIABLE ACCOUNT WORK?
You may allocate purchase payments and Purchase Payment Credits, if elected, to one or more of the Subaccounts of the Variable Account. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Funds will affect the Subaccount to which you allocate your purchase payments and your Contract Value. You bear the investment risk of allocating to the Subaccounts.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts in which you may invest. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)

HOW DOES THE FIXED ACCOUNT WORK?
The Fixed Account is an account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account. We offer a six-month Fixed Period (a one-year Fixed Period is also available to Connecticut residents), that is used in connection with our dollar cost average program. When you allocate to the Fixed Account, that Fixed Amount will earn at least the guaranteed minimum interest rate specified in your Contract, which will never be less than the statutory minimum interest rate, for the Fixed Period you select. We may, but are not obligated to, credit your Fixed Amount with a higher current interest rate. There are certain restrictions on allocations to the Fixed Account. (See CMFG LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS, The Fixed Account.)

WHAT IS THE FOUNDATION ACCOUNT?
The Foundation Account is a Subaccount of the Variable Account that invests in the Ultra Series Core Bond Fund, and is only offered as part of the Benefit Allocation Plan in connection with the Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Maximum Accumulation Benefit rider, we may require you to allocate a specific percentage of your purchase payment(s) to the Foundation Account, and we may require a specific dollar amount to be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. Allocations to the Foundation Account occur only at the time of purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The Foundation Account is one of two available Subaccounts that invest in the Ultra Series Core Bond Fund. The other, which is called the Ultra Series Core Bond Subaccount, is available to all Contracts. Allocations to the Ultra Series Core Bond Subaccount do not count toward any required allocation to the Foundation Account.

If you have elected a Benefit Allocation Plan that requires an allocation to the Foundation Account and you take a partial withdrawal from the Foundation Account before the Contract Value in your other allocation options is exhausted, YOUR GUARANTEED LIFETIME WITHDRAWAL OR GUARANTEED MINIMUM ACCUMULATION BENEFIT, AS APPLICABLE, WILL TERMINATE, UNLESS OTHERWISE PROHIBITED BY APPLICABLE LAW. In addition, we will not deduct certain contract charges from the Foundation Account unless there is insufficient Contract Value in your other allocation options, unless required to do so by applicable law.

CAN I TRANSFER MY CONTRACT VALUE AMONG THE SUBACCOUNTS?
On or before the Payout Date, you may transfer all or part of the Contract Value among the Subaccounts or the Fixed Account, subject to certain restrictions. No fee currently is charged for transfers, but we may charge $10 for each transfer. We may impose additional restrictions on transfers that violate our disruptive trading procedures. There are several specialized transfer programs available at no cost under the Contract. These include:

    o The dollar-cost averaging program under which we will transfer a specified dollar amount on a monthly, quarterly, semi-annual or annual basis to one or more Subaccounts you select;
    o The portfolio rebalancing program under which we will transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts; and
    o The systematic transfer program under which we will systematically or automatically transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts into which you may transfer without terminating the benefits under these riders, to the extent allowed by applicable law. In addition, depending on the Benefit Allocation Plan you elect, we may require that you allocate a specific dollar amount to the Foundation Account if you request a transfer. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)

CAN I MAKE A WITHDRAWAL FROM MY CONTRACT?
You may withdraw part of your Contract's Surrender Value by Written Request to us on or before the Payout Date, subject to certain limitations. You may also elect to receive periodic partial withdrawals under a systematic withdrawal plan.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider and a Benefit Allocation Plan that includes the Foundation Account and you withdraw Contract Value from the Foundation Account before the Contract Value in your other allocations is exhausted, your benefit will terminate unless prohibited by applicable law. (See OPTIONAL BENEFIT RIDERS).

You may also surrender the Contract, and receive its Surrender Value, by sending us a Written Request before the Payout Date.

Withdrawals and surrenders may have adverse tax consequences, including the imposition of a penalty tax on withdrawal or surrender amount if taken before the Owner reaches age 59(1/2), and may be restricted under certain Qualified Contracts. Withdrawals and surrenders may also be subject to surrender charges.

WHEN WILL I RECEIVE A PAYOUT?
You select the Payout Date, subject to certain limitations. On the Payout Date, the Payout Proceeds will be applied to an Income Payout Option, unless you choose to receive the Surrender Value in a lump sum. Income Payments may have tax consequences. If you elect a Guaranteed Lifetime Withdrawal Benefit, your anticipated Payout Date may be extended so that you can continue receiving Lifetime Withdrawals under your rider (See OPTIONAL LIVING BENEFITS).

DOES THE CONTRACT OFFER ANY DEATH BENEFITS?
If the Annuitant dies before the Payout Date, we will pay the death benefit to the Beneficiary. We offer several death benefit options. The basic death benefit is available without an additional charge and is equal to the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death; or (ii) Contract Value as of the Valuation Day we receive Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death.

For a fee, we offer the following optional death benefit riders:

    o   Maximum Anniversary Death Benefit rider;
    o   3% Annual Guaranteed Death Benefit rider;
    o   Earnings Enhanced Death Benefit rider; and
    o   Spouse Beneficiary Death Benefit rider. (See OPTIONAL DEATH BENEFITS.)

In addition, if you elect the Guaranteed Lifetime Withdrawal Benefit at the time that your contract is issued, a minimum guarantee death benefit is integrated into that benefit. That death benefit takes the place of the standard death benefits offered in the Contract. You may not elect an optional death benefit if you elect a Guaranteed Lifetime Withdrawal Benefit.

DOES THE CONTRACT OFFER ANY LIVING BENEFITS?
We offer two types of living benefits for a fee, which will be charged for a minimum period even if the benefit terminates (unless prohibited in your state). You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. The Guaranteed Lifetime Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, we guarantee your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. There are certain conditions associated with the living benefits, including allocation restrictions. If you violate them, your benefit will terminate. In addition, excess withdrawals may adversely affect the benefits provided.

Note, other riders you choose will terminate if you choose the Guaranteed Lifetime Withdrawal Benefit rider and extend the Payout Date beyond the anticipated Payout Date shown on your Data Pages. See OPTIONAL BENEFIT RIDERS for additional information on living benefits.

ARE THE CONTRACT TERMS THE SAME IN EVERY STATE?
Although this Prospectus describes all the material rights and obligations under the Contract, certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact us or see your Contract, riders and endorsements for specific variations.

WHY AREN'T SOME OF THE FEATURES DESCRIBED HERE AVAILABLE IN MY CONTRACT?
We make changes to the features available in the Contract from time to time. If the related Contract form was not yet approved in your state when your Contract (or applicable endorsement or rider) was issued, you may have been issued a prior version. Information about how the features of prior versions differ from those described here is available in the appendices to this Prospectus.

ARE OTHER TYPES OF ANNUITY CONTRACTS AVAILABLE?
We no longer issue any other variable annuity contracts. However, we do offer other types of annuity contracts with features and charges that are different from this Contract. To obtain more information about these other annuity contracts, contact us or your agent.

WHAT SHARE CLASS SHOULD I CHOOSE?
The Contract allows you to select one of two different charge structures subject to state availability based on your specific situation. Each charge structure is referred to as a "Class." Each Class imposes a different level of surrender and mortality and expense risk charges. Your agent can assist you in selecting the Class that is right for you, based on your needs and preferences. Before we issue the Contract, you must select one of the Classes. Once you select a Class, you cannot change it.

B-Share Class. This Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years. The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value).

For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code that do not choose the Extra Credit Plan, surrender charges will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made, unless you choose the Extra Credit Plan.

L-Share Class. This Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the four years following the date each payment is credited to your Contract. Beginning on the fourth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contracts' mortality and expense risk charges are lower than those of the L-Share Class Contracts. Also, you may only elect the Purchase Payment Credit Benefit if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue Date. You will pay higher expenses (including higher mortality and expense risk charges) for this additional liquidity.

ARE THERE TAX ADVANTAGES TO PURCHASING THE CONTRACT?
An advantage of the Contract is that it provides the ability to accumulate Contract Value on a tax-deferred basis. However, the purchase of a Qualified Contract to fund a tax-qualified retirement plan does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. Therefore, Qualified Contracts should be purchased for other features and benefits offered under the Contract, such as guaranteed death benefits or Income Payout Options.

Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59(1/2). For a further discussion of the federal income tax status of variable annuity contracts see FEDERAL TAX MATTERS.

ARE DISCOUNTS OR WAIVERS AVAILABLE?
The Contract is available for purchase by corporations and other groups. We may reduce or waive certain charges (surrender charge, Annual Contract Fee, or other charges) where the size or nature of such sales results in savings to us with respect to sales, administrative, or other costs. We also may reduce or waive charges on Contracts sold to our officers, directors, and employees or those of our affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we may reduce or waive charges based on a number of factors, including:

    o   The number of Owners;
    o   The size of the group of purchasers;
    o   The total premium expected to be paid;
    o   Total assets under management for the Owner;
    o   The purpose for which the Contracts are being purchased;

    o   The expected persistency of individual Contracts; and
    o Any other circumstances which are rationally related to the expected reduction in expenses.

Contact our service center or your agent for more information about charge reductions and waivers.

WHAT CHARGES WILL I PAY?
The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. The length and amount of the surrender charge assessed depends on the share class you elect and whether you elect the Purchase Payment Credit Benefit.

The B-Share Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment, unless you also elect the Purchase Payment Credit Benefit. If you do so, the maximum surrender charge is 9.00%. In both cases, the percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years.

The L-Share Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the four years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments.

Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract, unless you choose the Extra Credit Plan. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

Surrender charges will be deducted from remaining Contract Value. However, you may elect instead to have surrender charges deducted from the amount you withdraw. If you do not request otherwise, we will deduct the surrender charges from remaining Contract Value.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect the Purchase Payment Credit Benefit, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is currently waived if the Contract Value is $50,000 or more on the date the fee is deducted.)

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charge is deducted at an annual rate of 1.15% of average Variable Contract Value for B-Share Class Contracts and is 1.65% for L-Share Class Contracts. If you elect to receive a B-Share Class Contract with Purchase Payment Credits, the mortality and expense risk charge is deducted at an annual rate of 1.60% of average Variable Contract Value.


Administrative Charge. We deduct a daily administrative charge to compensate us for certain administrative expenses we incur. The charge is deducted at an annual rate of 0.15% of average daily net assets of the Variable Account.


Premium Expense Charge. We deduct a charge for any state or local premium taxes applicable to a Contract. We may deduct premium taxes at the time we pay such taxes. State premium taxes currently range from 0% to 3.50%.

Loan Interest Charge. We charge an annual interest rate of 6.50% on loans. We will credit at least 3.00% to amounts held in the Loan Account to secure a loan. Therefore, the maximum loan interest spread (i.e., the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts in the Loan Account) is no more than 3.50%. The current loan interest spread is 2.00%

Rider/Endorsement Charges. We deduct a charge on each Contract Anniversary for each of four optional death benefit riders. The charge for the Maximum Anniversary Death Benefit rider is 0.15% of the average monthly Contract Value for the prior Contract Year. The charge for the 3% Annual Guarantee Death Benefit rider is 0.20% of the average monthly Contract Value for the prior Contract Year. The charge for the Earnings Enhanced Death Benefit rider is 0.30% of the average monthly Contract Value for the prior Contract Year. The charge for the Spouse Beneficiary Death Benefit rider is 0.05% of the average monthly Contract Value for the prior Contract Year.

We deduct a charge on each Contract Anniversary for each living benefit rider. The maximum charge for each of the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit rider is 1.75%. If the current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider is not approved in your state or your application for the rider is dated prior to May 1, 2010, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, respectively, may be issued, which has different charges than the current rider. Information about prior versions of the Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders, including the charges for these riders, is available in the appendices to this Prospectus.

We may charge an administrative fee, not to exceed $150, for each of the Income Payment Increase Endorsement and the Change of Annuitant Endorsement.

Transfer Processing Fee. Currently no fee is charged for transfers. However, we may charge $10 for each requested transfer.

Duplicate Contract Request. You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

Research Fee. We may charge you a fee of up to $50 when you request information that is duplicative of information previously provided to you and requires extensive research.

Other Information. We pay compensation to broker-dealers who sell and service the Contracts.

        CMFG LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS
================================================================================

CMFG LIFE INSURANCE COMPANY
We are a mutual life insurance company organized on May 20, 1935 and domiciled in Iowa. We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

You may write us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.


As of December 31, 2013, we and our subsidiaries had approximately $17.5 billion in assets and we had more than $63 billion of life insurance in force.


We do not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.

CMFG VARIABLE ANNUITY ACCOUNT


The Variable Account is a separate account of CMFG Life Insurance Company. The Variable Account was established on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society as of December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company ("CMFG Life") on January 31, 2012. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of us by the SEC. The Variable Account is also subject to the laws of the State of Iowa, which regulate the operations of insurance companies domiciled in Iowa.


The Variable Account is divided into a number of Subaccounts, which may change from time to time. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses of each Subaccount are credited to or charged against that Subaccount, and reflect only the Subaccount's investment experience and not the investment experience of our other assets.

Although the assets in the Variable Account are our property, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business we may conduct. The assets of the Variable Account that exceed our liabilities under the Contracts may be transferred by us to the General Account and used to pay our liabilities. All obligations arising under the Contracts are our general corporate obligations.

THE FUNDS


The Subaccounts invest in the series of Funds, including series of BlackRock Variable Series Funds, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Franklin Templeton Variable Insurance Products Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and Ultra Series Fund. Fund distributions to the Subaccounts are automatically reinvested at net asset value in additional shares of the Funds.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other funds. The enhanced death benefit riders and optional living benefit riders offered under the Contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with those riders, which can limit the Contract's upside participation in the markets. You should consult with your agent to determine which combination of investment choices and enhanced death benefit and/or optional living benefit rider purchases (if any) are appropriate for you.

The investment objectives and policies of each Fund are summarized below. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. More detailed information, including a description of risks and expenses, may be found in the Funds' prospectuses, which must accompany or precede this Prospectus. The Funds' prospectuses should be read carefully and retained for future reference. Please contact your agent or call us to obtain a prospectus for one of the Funds.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described below under "Servicing Fees and Other Fund-Related Payments" and "Distribution of the Contract." We review the Funds periodically and may remove or limit a Fund's availability to new purchase payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds' prospectuses for more information). As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Subaccount investing in the merged fund post-merger instead to the Subaccount investing in the surviving fund.


BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund (Class III). The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market ecurities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security.

BlackRock Advisors, LLC, serves as the investment manager to the BlackRock Global Allocation V.I. Fund. The Fund's sub-advisers are BlackRock Investment Management LLC and BlackRock International Limited.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund (Series II). This Fund seeks total return through growth of capital and current income. The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related issuers.

Invesco V.I. Government Securities Fund (Series II). This Fund seeks total return, comprised of current income and capital appreciation.


Invesco Growth and Income Fund (Class II). This Fund seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.

Invesco Mid Cap Growth Fund (Class II). This Fund seeks capital growth by investing primarily in common stocks and other equity securities of medium-sized growth companies.


Invesco Advisers, Inc. serves as the investment adviser to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Asset Management Limited serves as sub-adviser for Invesco V.I. Global Real Estate Fund.

Franklin Templeton Variable Insurance Products Trust


Franklin High Income VIP Fund (Class 4) (f/k/a Franklin High Income Securities
Fund). This Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests 66% to 80% or more in debt securities offering high yield (commonly known as "junk bonds") and expected total return.

Franklin Income VIP Fund (Class 4) (f/k/a Franklin Income Securities Fund). This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Mutual Global Discovery VIP Fund (Class 4) (f/k/a Mutual Global Discovery Securities Fund). This Fund seeks capital appreciation. The Fund normally invests 66% to 80% in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Franklin Advisors, Inc. serves as the investment adviser to the Franklin High Income VIP Fund and the Franklin Income VIP Fund. Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Global Discovery VIP Fund.


Oppenheimer Variable Account Funds


Oppenheimer International Growth Fund(R)/VA (Service Shares). This Fund seeks capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may invest 100% of its total assets in foreign companies. The Fund mainly invests "growth companies," which are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market.

The Fund may invest up to 25% of its total assets in emerging markets. It considers an issuer to be located in an emerging market if it is organized under the laws of an emerging country; its principal securities trading market is in an emerging market; or at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit is derived from assets or activities located in emerging markets (directly or indirectly). From time to time, the Fund may place greater emphasis on investing in one or more particular industries, countries, or regions, such as Asia, Europe or Latin America.

Oppenheimer Main Street Small Cap Fund(R)/VA (Service Shares). This Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of "small-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. The Fund considers small-cap companies to be those having a market capitalization in the range of the Russell 2500(TM) Index. The capitalization range of that index is subject to change at any time due to market activity or changes in the composition of the index. The range of the Russell 2500(TM) Index generally widens over time and it is reconstituted annually to preserve its market cap characteristics. The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Fund's capitalization definition.

Oppenheimer Main Street Fund(R)/VA (Service Shares). This Fund seeks capital appreciation. The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index. The portfolio managers use fundamental research and quantitative models to select securities for the Fund's portfolio, which is comprised of both growth and value stocks.

OFI Global Asset Management, Inc. is the investment adviser, and OppenheimerFunds, Inc., is the sub-adviser, to Oppenheimer International Growth Fund(R)/VA, Oppenheimer Main Street Small Cap Fund(R)/VA, and Oppenheimer Main Street Fund(R)/VA.


PIMCO Variable Insurance Trust


PIMCO CommodityRealReturn(R) Strategy Portfolio (Advisor Class). The Portfolio seeks maximum real return consistent with prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. The Portfolio may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.


The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "CRRS Subsidiary"). These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Portfolio may also gain exposure to commodity markets by investing in the CRRS Subsidiary. The CRRS Subsidiary is advised by PIMCO, and has the same investment objective as the Portfolio.


PIMCO Global Bond Portfolio (Unhedged) (Advisor Class). This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Portfolio normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global FX New York Index Unhedged in USD, which as of December 31, 2013 was 6.88 years.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-related securities rated below B). The Portfolio is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's prospectus or Statement of Additional Information.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

PIMCO Total Return Portfolio (Advisor Class). The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of December 31, 2013 was 5.55 years.


The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc., or equivalently rated by S&P or Fitch or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.

PIMCO serves as the investment adviser to the PIMCO Variable Insurance Trust.

Ultra Series Fund

Conservative Allocation Fund (Class I or Class II). This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs).

Moderate Allocation Fund (Class I or Class II). This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs.

Aggressive Allocation Fund (Class I or Class II). This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including ETFs.

Money Market Fund (Class I or Class II). This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

During extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.


Core Bond Fund (Class I or Class II). This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk.


High Income Fund (Class I or Class II). This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund (Class I or Class II). This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund (Class I or Class II). This Fund seeks long-term capital growth with income as a secondary consideration.

Large Cap Growth Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

Mid Cap Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

Small Cap Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

International Stock Fund (Class I or Class II). This Fund seeks long-term growth of capital.

Madison Asset Management, LLC, in which we have a minority ownership interest, serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.

The Ultra Series Class I Subaccounts are available for Contracts issued before May 1, 2009. The Ultra Series Class II Subaccounts are available for Contracts issued on and after May 1, 2009.

The Funds described above are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public.

The investment performance and results of the Funds may be lower, or higher, than the investment results of such other (publicly available) portfolios.

There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment advisor and the same investment objectives and policies, and a very similar name.

AVAILABILITY OF FUNDS
The Variable Account purchases shares of a Fund in accordance with a participation agreement. If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

SERVICING FEES AND OTHER FUND-RELATED PAYMENTS
We have entered into agreements with the investment adviser or distributor of certain Funds pursuant to which the investment adviser or principal underwriter pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts established by us and our affiliates) in the Fund. These percentages vary and currently range from 0.10% to 0.25% of each Fund's average daily net assets. The percentage amount is based on assets of the particular Fund attributable to the Contract issued by us (or an affiliate). The amounts we receive under the servicing agreements may be significant.

The servicing fees are for administrative services provided to the Funds by us and our affiliates. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds. Owners, through their indirect investment in the Funds, bear the costs of the investment management fees.

In addition, each of the Funds has adopted Rule 12b-1 distribution and/or services plans. Such plans allow the Fund to pay fees to those who sell or distribute Fund shares and/or provide services to shareholders and Owners. Each of those Funds describes its Rule 12b-1 plan in its prospectus. Under certain Rule 12b-1 plans, we may receive fees for providing shareholder services to Funds. Furthermore, under certain Rule 12b-1 plans, CBSI may receive fees for providing distribution services to the Funds. Rule 12b-1 fees are deducted from Fund assets and, therefore, are indirectly borne by Contract Owners.

As disclosed above, we have a minority ownership interest in Madison Asset Management, LLC, the investment advisor for the Ultra Series Fund. We expect to receive revenue from Madison Asset Management, LLC or an affiliate that is based, in part, on the amount of assets in the Ultra Series Fund, including assets in the Foundation Account.

VOTING RIGHTS
Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts to which they have allocated. We will vote Fund shares attributable to Owners at shareholder meetings based on instructions from such Owners. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Owners with voting rights in a Fund will be notified of issues requiring shareholder vote as soon as possible before the shareholder meeting. They will be provided with materials that describe the proposal(s) and information on how to provide us voting instructions. We will vote shares for which no instructions are received in the same proportion as those that are received. This means that a small number of Owners may control the outcome of the vote.

Before the Payout Date, the number of shares an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund. On or after the Payout Date, an Owner's voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The determination will be made as of the record date set by the Fund.

MATERIAL CONFLICTS


The Funds may be offered to both separate accounts funding variable universal life insurance policies and to separate accounts funding variable annuity contracts; to separate accounts of affiliated and unaffiliated insurance companies; and to employee benefit plans that may or may not be affiliated with us. We do not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts or employee benefit plans in which the Funds are available. Material conflicts may occur for reasons including, but not limited to, a change in law or regulations affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and other Fund shareholders. If a material conflict occurs, we will take steps to protect Owners and variable annuity Payees, which may include withdrawing the Variable Account from participation in the Fund(s) involved in the conflict.


FUND SUBSTITUTION
We may substitute shares of other mutual funds for shares already purchased or to be purchased in the future if either of the following occurs:

    (1) shares of a current Fund are no longer available for investment; or

    (2) further investment in a Fund is inappropriate.

The substituted funds may have higher fees and expenses. Funds and classes may be added to the product, but their availability may be limited to certain categories of Owners. Funds may also be closed to allocations of purchase payments or Contract Value, or both, and to all or only certain categories of Owners. No substitution, elimination, or combination of shares may take place without any required approval of the SEC and state insurance departments and required notice to you.

THE FIXED ACCOUNT
The Fixed Account is a part of our General Account, which contains all of our assets other than those in separate accounts. The General Account is used to support our annuity and insurance obligations, and is not segregated or insulated from the claims of our creditors. Owners look to our financial strength for our insurance guarantees. More specifically, any guarantees under your Contract that exceed your Contract Value are supported by our General Account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay in excess of Contract Value are subject to (i) our financial strength and claims-paying ability, and (ii) the risk that we may not be able to cover, or may default on, our obligations under those guarantees. The financial statements provided in the Statement of Additional Information include a discussion of our General Account investments. However, Owners have no ownership interest in the General Account assets and do not participate in the performance of the General Account.

The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure.

We may restrict purchase payments and transfers to the Fixed Account if the yield on investments does not support the statutory minimum interest rate. We may also restrict purchase payments and transfers to the Fixed Account if your Fixed Account Value exceeds $1 million. For Contracts issued in Connecticut, we may restrict allocations to a Fixed Account to the lesser of 25% of the Contract Value or $100,000. Contact your agent or us to determine if the Fixed Account is available.

Fixed Periods. We offer a DCA six-month Fixed Period. For Connecticut residents, a one-year Fixed Period is also available. You may allocate purchase payments, any Contract Value Increase Enhancements and any Purchase Payment Credits to the Fixed Account for the Fixed Period you designate. Connecticut residents may also transfer from Subaccount(s) into the one-year Fixed Period. Transfers into a DCA Fixed Period are not permitted. The DCA Fixed Period is used in connection with a dollar cost averaging program. See "DESCRIPTION OF THE CONTRACT, Transfer Privileges" for more information. Please note, for Contracts with an issue date prior to May 1, 2010, we offered a one-year DCA Fixed Account on all Contracts where permitted by state law. We no longer offer this option.

When you allocate to the Fixed Account, that Fixed Amount will earn at least the minimum guaranteed interest rate stated on your Data Page, which in no case will be less than the statutory minimum interest rate, for the Fixed Period selected. We may, but are not obligated to, credit your Fixed Amount with a higher current interest rate. We have no constant formula for determining current interest rates. Fixed Contract Value will not share in the investment performance of our General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed interest rate will be determined in our sole discretion. The Owner, therefore, assumes the risk that interest credited may not exceed the minimum guaranteed rate. Contact your agent or us for more information on the minimum guaranteed interest rate and the current interest rate.

Owners may not select Fixed Periods with expiration dates later than the Contract's current Payout Date.

For Connecticut residents, during the 30-day period prior to the expiration of the one-year Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any Subaccount available at that time. If an Owner does not provide instructions as to how to reinvest the Fixed Amount, then on the expiration date we will invest the Fixed Amount in another one-year Fixed Period. If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, we will credit the Fixed Amount at least the minimum guaranteed interest rate in effect for your Contract until the Payout Date.

If you designate your Fixed Amount to the DCA Fixed Period, you must make monthly transfers from the Fixed Account to Subaccount(s) you designate in minimum amounts that will fully amortize the Fixed Amount as of the expiration date of the applicable DCA Fixed Period. You can also transfer Fixed Amounts designated to a DCA Fixed Period to available Subaccount(s) at any time.

When the DCA six-month Fixed Period is used in conjunction with a living benefit that utilizes the Foundation Account there are additional restrictions. Please refer to the "Benefit Allocation Plan" section under the Income Protector section on page 39 or the "Allocation Restrictions and Benefit Allocation Plans" section under the Principal Protector on page 54 for further clarification.

Fixed Contract Value. The Fixed Contract Value reflects (if applicable):

    o   Net Purchase Payments;
    o any Contract Value Increase Enhancement and Purchase Payment Credits allocated to and Contract Value transferred to the Fixed Account;
    o   Interest credited to Contract Value in the Fixed Account;

    o   Transfers of Contract Value out of the Fixed Account;
    o Surrenders and partial withdrawals from the Fixed Account (including any applicable surrender charges); and
    o   Charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account Value is the sum of Fixed Amounts under the Contract. The Fixed Contract Value is guaranteed to accumulate at a minimum effective annual interest rate shown on your Data Pages.

The Fixed Account varies according to the state in which the Contract is issued. Contact your agent or us for information on the availability of the Fixed Account in your state. If you allocated to the Fixed Account prior to May 1, 2009, please see your Contract or contact your agent or us for information on the terms of that apply to your Fixed Amount. You may also find additional information in the Prospectus in effect at the time of your allocation.

                           DESCRIPTION OF THE CONTRACT
================================================================================

ISSUANCE OF A CONTRACT
In order to purchase a Contract, application must be made through a registered representative of CBSI or a registered representative of a broker-dealer that has a selling agreement with CBSI, who in either case must also be appointed as our insurance agent. Applications and initial purchase payments submitted to such agents cannot be processed until we receive them from such representatives at our Mailing Address. There may be delays in our receipt of application that are outside of our control because of the failure of an agent to forward the application to us promptly, or because of delays in determining that the Contract is suitable for you. Any such delays will affect when your Contract is issued and when your purchase payment is allocated among the Subaccounts. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code, except that Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Issue Date.

RIGHT TO EXAMINE
The Contract provides for an initial "right to examine" period. The Owner may reject the Contract for any reason within 10 days of receiving it. In some states this period may be longer than 10 days, which, depending on the state, may apply to all Contracts or only to a Contract that is a replacement of another annuity contract. The Contract may be cancelled by Written Request to an agent or to us at our Mailing Address, within 10 days of receipt.

Depending upon the state of issuance of the Contract, the Owner is subject to market risk during the right to examine period. If you are subject to market risk and you choose to reject the Contract during the right to examine period, we will return to you your Contract Value less any Purchase Payment Credits, as calculated on the date we receive a Written Request in good order. Some states may instead require that we refund your purchase payments to you. If your Contract was issued in such state and you choose to reject the Contract during the right to examine period, we will return to you the greater of (1) your Contract Value less any Purchase Payment Credits, as calculated on the date we receive your Written Request in good order or (2) your purchase payments less any withdrawals. We may require that you return your Contract.

Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by us.

CLASSES
The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and mortality and expense risk charges. Depending on your needs and preferences, you can choose the Class that best meets your needs. Before we issue your Contract, you must select one of the two Classes offered in the Contract. Once you select a Class, you cannot change it.

B-Share Class - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years.

Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract, unless you choose the Extra Credit Plan. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value).

L-Share Class - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the four years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contract's mortality and expense risk changes are lower than those of the L-Share Class Contracts. Also, you may only elect the Purchase Payment Credit Benefit if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue date. You will pay higher expenses (including higher mortality and expense risk charge) for this additional liquidity.

PURCHASE PAYMENTS
The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount we must receive during the first 12 months of the Contract is:

----------------------------------------------------------------------------------------------------------------
Minimum Purchase         Type of Purchase
----------------------------------------------------------------------------------------------------------------
$5,000                   All purchases, except as described below.
----------------------------------------------------------------------------------------------------------------
$2,000                   For Contracts that qualify for special federal income tax treatment under Sections 401,
                         403(b), 408, 408A, or 457 of the Code. This category includes qualified pension plans, tax-sheltered annuities, individual retirement accounts, and certain deferred compensation plans. Effective November 15, 2007, new Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs.
----------------------------------------------------------------------------------------------------------------
Value of the contract    The value of a contract exchanged pursuant to Section 1035 of the Code, if we
exchanged                approve the transaction prior to the exchange.
----------------------------------------------------------------------------------------------------------------
$2,000                   For a Contract sold to our employees and those of our subsidiaries and to registered representatives and other persons associated with CBSI. This category includes both individual retirement accounts and non-individual retirement accounts.
----------------------------------------------------------------------------------------------------------------

Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under our automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The amount paid at time of application and the regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law limits the amount of annual contributions that we are permitted to accept for an individual retirement account, except in the case of a rollover or transfer.) The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required (so long as the minimum purchase amount has been paid).

We may choose not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant's 85(th) birthday, (2) purchase payments of less than $100, (3) purchase payments in excess of $1 million, and (4) any additional purchase payments, if mandated under applicable law. Effective January 1, 2009, we no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

From time to time, we may extend the period for premium and purchase payments and other time-sensitive provisions of a policy or contract for specific geographic areas in response to weather-related incidents, natural disasters and similar events. Policyholders who have experienced such events and would like to know whether a moratorium is in effect should contact us for more information.

CONTRACT VALUE INCREASE ENHANCEMENT
When the Owner makes a purchase payment, we will increase the Owner's Contract Value by a specified percentage to the extent the Owner's cumulative Net Purchase Payments meet or exceed $500,000. Cumulative Net Purchase Payments equal the total of all Net Purchase Payments that we have received less any partial withdrawals (including any associated surrender charges) that the Owner has made.

The amount of the Contract Value Increase Enhancement varies by cumulative Net Purchase Payment levels. The chart below sets forth the cumulative Net Purchase Payment levels with the associated increase percentages:

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Cumulative Net Purchase Payment Levels          Increase Percentage
-------------------------------------------------------------------
$500,000 through $999,999.99                    0.50%
-------------------------------------------------------------------
$1,000,000 and above                            0.70%
-------------------------------------------------------------------

We will calculate the Contract Value Increase Enhancement as follows:

    (a) cumulative Net Purchase Payments; multiplied by
    (b) the applicable increase percentage; minus
    (c) any prior increases to Contract Value as a result of the Contract Value Increase Enhancement.

We will allocate the amount of the Contract Value Increase Endorsement according to the Owner's current purchase payment allocation in the share class elected by the Owner.

We fund the Contract Value Increase Enhancement from our General Account. Therefore, you may wish to consider our financial strength in connection with our ability to meet our obligations to fund the Contract Value Increase Enhancement. We do not charge Owners for the Contract Value Increase Enhancement.

We will treat the Contract Value Increase Enhancement as Contract earnings. The Contract Value Increase Enhancement will not be subject to any applicable surrender charge. Contract Value Increase Enhancements are not purchase payments, and therefore, do not increase the amount of surrender charges we assess. However, they will be subject to the same charges as the base Contract class. The Contract Value Increase Enhancement may not be available in all states.

If you elect the Purchase Payment Credit Benefit, that benefit will replace any Contract Value Increase Enhancement Benefit. You may not receive both benefits.

EXTRA CREDIT PLAN
The Extra Credit Plan is a Purchase Payment Credit Benefit endorsement. Under the endorsement, each time you make a purchase payment, we will enhance, at a cost, your Contract Value by 4% to 6% based on the cumulative Net Purchase Payment levels, as illustrated in the following table:

---------------------------------------------------------------------
   Cumulative Net Purchase Payments           Purchase Payment Credit
---------------------------------------------------------------------
Less than $250,000                                       4%
---------------------------------------------------------------------
At least $250,000 but less than $500,000                 5%
---------------------------------------------------------------------
$500,000 or more                                         6%
---------------------------------------------------------------------

We will calculate and apply Purchase Payment Credits the same day that your purchase payment is applied to your Contract Value. The amount of the increase will be any increase due less any prior increases that have been credited. Further, we will allocate the amount of the Purchase Payment Credits according to your current purchase payment allocation instructions. Currently, once a purchase payment is credited to your Contract Value, it is yours to keep.

The Contract's mortality and expense risk charges, and surrender charges are higher if you elect to receive Purchase Payments Credits. However, we will not assess charges for the Purchase Payment Credit Benefit against Contract Value in the Fixed Account.

With the Purchase Payment Credit Benefit, the surrender charge we assess will be 1% higher than it would be for a B-Share Class Contract without Purchase Payment Credits. However, the duration during which we assess surrender charges, generally seven years from the date we applied the purchase payment, will remain the same. We will treat Purchase Payment Credits as Contract earnings for surrender charge and tax purposes.

In addition to the higher surrender charge rates, the assumptions we use in assessing the surrender charge will change. We will no longer assume that earnings are withdrawn first. (See CHARGES AND DEDUCTIONS.)

The Purchase Payment Credit Benefit is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.

If you choose the Purchase Payment Credit Benefit, that benefit will replace any Contract Value Increase Enhancement Benefit. You may not receive both benefits.

Examples.

Example 1: The Owner submits $1,000,000 purchase payment at Contract issue.

    o   The Purchase Payment Credit is $1,000,000 x 6% = $60,000.

    o No prior Purchase Payment Credits have been applied, so we apply the full amount of the Purchase Payment Credit.

Example 2: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $500,000 purchase payment on the first Contract Anniversary.

    o   We apply a Purchase Payment Credit at issue of $200,000 x 4% = $8,000.

    o   At the time of the additional purchase payment.
        o       Cumulative purchase payments equal $200,000 + $500,000 =
                $700,000.
        o       Purchase Payment Credits due are $700,000 x 6% = $42,000.
        o       The Purchase Payment Credits we previously applied = $8,000.
        o       Purchase Payment Credits we apply are $42,000 - $8,000 =
                $34,000.

Example 3: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $200,000 purchase payment on the first Contract Anniversary; the Owner takes a $75,000 partial withdrawal, and then the Owner submits a $500,000 purchase payment.

            o   At issue, the purchase payments we apply are $200,000 * 4% =
                $8,000.
            o   At the time of the $200,000 additional purchase payment:
                   o Cumulative purchase payments equal $200,000 + $200,000 = $400,000.
                   o   Purchase Payment Credits due are $400,000 * 5% = $20,000.
                   o Total applied with the first additional purchase payment is $20,000 - $8,000 = $12,000.
            o   With the $75,000 partial withdrawal:
                   o Cumulative purchase payments equal $400,000 - $75,000 = $325,000.
                   o   We will not "recapture" Purchase Payment Credits.
            o   With the $500,000 additional purchase payment:
                   o Cumulative purchase payments equal $325,000 + $500,000 = $825,000.
                   o   Purchase Payment Credits due are $825,000 * 6% = $49,500.
                   o   The Purchase Payment Credits we previously applied =
                       $20,000.
                   o The Purchase Payment Credits we credit are $49,500 - $20,000 = $29,500.

The Purchase Payment Credit Benefit may not be available in all states. We may discontinue offering the Purchase Payment Credit Benefit at any time.

We expect to make a profit from these Purchase Payment Credits. In addition, the amount of the Purchase Payment Credits may be more than offset by the additional fees and charges associated with them.

ALLOCATION OF PURCHASE PAYMENTS
We allocate purchase payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, to Subaccounts and/or the Fixed Account as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. If permitted, an allocation to the Fixed Account must be for at least $1,000. A requested allocation of less than $1,000 to the Fixed Account will be transferred to the either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract.

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated to Subaccount(s) you choose within two Valuation Days of receipt by us at our Mailing Address. If the application is not properly completed, we may retain the purchase payment for up to five Valuation Days while we attempt to complete the application. If information which completes the application is received after the close of regular business on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, the initial Net Purchase Payment will be allocated on the next Valuation Day. If the application is not complete at the end of the 5-day period, we will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to us retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated as designated by the Owner within two Valuation Days.

We will process additional purchase payments at the Accumulation Unit value next determined after the request is received in good order at our Mailing Address. If we receive your purchase payment on a Valuation Day at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your purchase payment will be applied with that day's Accumulation Unit value.

To assist you with making your Subaccount selections, we offer at no cost to you, static asset allocation models. The asset allocation models have preset percentage allocations and have been established based on various risk tolerances. If you choose to use the asset allocation models, you may only choose one model. The currently available allocation models are as follows:

-----------------------------------------------------------------------------------------
         Model(1)           Mix                       Subaccounts(2)
-----------------------------------------------------------------------------------------
Conservative Growth Model   14%   Ultra Series Large Cap Growth
                            12%   Invesco V.I. Growth & Income
                             5%   Ultra Series International Stock
                             4%   Oppenheimer International Growth(R)/VA
                             2%   Invesco V.I. Global Real Estate
                             3%   PIMCO VIT CommodityRealReturn(R) Strategy
                            15%   PIMCO VIT Total Return
                            35%   Invesco V.I. Government Securities
                            10%   PIMCO VIT Global Bond
-----------------------------------------------------------------------------------------
Balanced Model              16%   Ultra Series Large Cap Growth
                            13%   Invesco V.I. Growth & Income
                             4%   Ultra Series Mid Cap
                             7%   Ultra Series International Stock
                             5%   Oppenheimer International Growth(R)/VA
                             2%   Invesco V.I. Global Real Estate
                             3%   PIMCO VIT CommodityRealReturn(R) Strategy
                             3%   Franklin High Income VIP (f/k/a Franklin High Income
                                  Securities)
                             3%   Ultra Series High Income
                            12%   PIMCO VIT Total Return
                            24%   Invesco V.I. Government Securities
                             8%   PIMCO VIT Global Bond
-----------------------------------------------------------------------------------------
Moderate Growth Model       18%   Ultra Series Large Cap Growth
                            14%   Invesco V.I. Growth & Income
                             5%   Ultra Series Mid Cap
                             2%   Oppenheimer Main Street Small Cap(R)/VA
                             9%   Ultra Series International Stock
                             6%   Oppenheimer International Growth(R)/VA
                             3%   Invesco V.I. Global Real Estate
                             3%   PIMCO VIT CommodityRealReturn(R) Strategy
                             3%   Franklin High Income VIP (f/k/a Franklin High Income
                                  Securities)
                             6%   Ultra Series Fund High Income
                             9%   PIMCO VIT Total Return
                            16%   Invesco V.I. Government Securities
                             6%   PIMCO VIT Global Bond
-----------------------------------------------------------------------------------------
Growth Model(2)             20%   Ultra Series Large Cap Growth
                            15%   Invesco V.I Growth & Income
                             6%   Ultra Series Mid Cap
                             3%   Oppenheimer Main Street Small Cap(R)/VA
                            11%   Ultra Series International Stock
                             6%   Oppenheimer International Growth(R)/VA
                             4%   Invesco V.I. Global Real Estate
                             5%   PIMCO VIT CommodityRealReturn(R) Strategy
                             3%   Franklin High Income VIP (f/k/a Franklin High Income
                                  Securities)
                             6%   Ultra Series High Income
                             6%   PIMCO VIT Total Return
                             9%   Invesco V.I. Government Securities
                             6%   PIMCO VIT Global Bond
-----------------------------------------------------------------------------------------
Aggressive Growth Model     22%   Ultra Series Large Cap Growth
                            16%   Invesco V.I. Growth & Income
                             7%   Ultra Series Mid Cap
                             6%   Oppenheimer Main Street Small Cap(R)/VA
                            12%   Ultra Series International Stock
                             7%   Oppenheimer International Growth(R)/VA
                             5%   Invesco V.I. Global Real Estate
                             5%   PIMCO VIT CommodityRealReturn(R) Strategy
                             2%   Franklin High Income VIP (f/k/a Franklin High Income
                                  Securities)

-----------------------------------------------------------------------------------------
           Model(1)         Mix                       Subaccounts(2)
-----------------------------------------------------------------------------------------
                             5%   Ultra Series High Income
                             4%   PIMCO VIT Total Return
                             5%   Invesco V.I. Government Securities
                             4%   PIMCO VIT Global Bond
-----------------------------------------------------------------------------------------
Risk-Managed Funds Model    20%   Ultra Series Conservative Allocation
                            45%   Ultra Series Moderate Allocation
                            15%   Ultra Series Money Market
                            10%   Ultra Series Core Bond Fund
                            10%   Ultra Series Diversified Income
-----------------------------------------------------------------------------------------

 (1)These models are not available if you purchased a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider before the current version was available in your state. The models that are available to you are listed in the Appendices to this Prospectus.
 (2)For the Ultra Series Fund, the models are composed of either the Class I or the Class II Subaccount depending on which Subaccount is available for your Contract.

Subject to any approval, notice or consent required by applicable law, we may:

    (i)   add allocation models without prior notice;
    (ii)  remove or substitute allocation models; and
    (iii) substitute Subaccount(s) within an available allocation model.

If we remove an allocation model, existing Contracts that are using the model at the time it is removed may continue to use it. The removed allocation model will not be available for newly issued Contracts nor will existing Contracts be able to switch to the removed model.

While your funds will be initially allocated to each Subaccount in the percentages specified by the model you select, if any, the actual percentage of your Contract Value allocated to a particular Subaccount may change over time due to factors such as changes in the market value of the underlying fund's portfolio. By choosing an allocation model, you are directing us to automatically rebalance your Contract Value each Contract Anniversary in accordance with the allocation model.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, not all of these allocation models will be available to you.

CONTRACT VALUE
The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the value in the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts (i.e., Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount's Accumulation Unit value by the number of Accumulation Units.

Determination of Number of Accumulation Units. Any Net Purchase Payment, Contract Value Increase Enhancements or Purchase Payment Credits, if applied, allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments and Contract Value Increase Enhancement or Purchase Payment Credits, if applicable, or allocations. The number of Accumulation Units does not change as a result of investment experience. Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

    (1) Is:
        (a) the net assets of the Subaccount as of the end of the Valuation Period;
        (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

    (2) The daily charges for mortality and expense risks and administrative expenses and any applicable surrender charge multiplied by the number of days in the Valuation Period.
    (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

The value of an Accumulation Unit may increase or decrease as a result of investment experience.

TRANSFER PRIVILEGES

General. Before the Payout Date, the Owner may make transfers among the Subaccounts and between the subaccounts and the Fixed Account as described below.

    o Transfers from Subaccount(s) to the Fixed Account are not permitted for the DCA Fixed Periods.
    o Transfers from the Fixed Account to Subaccount(s) are permitted at any time for the DCA Fixed Periods.
    o A minimum monthly transfer from the Fixed Account to Subaccount(s) you designate is required for the DCA Fixed Periods. If no Subaccounts are designated, the minimum transfer amount will be transferred to either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract. The minimum transfer amount is the monthly sum that will amortize the Fixed Amount designated to a DCA Fixed Period on the expiration of the applicable DCA Fixed Period.
    o For Connecticut residents, transfers from Subaccount(s) to the Fixed Account are only permitted for the one-year Fixed Period and must be at least $1,000 (lesser amounts received are allocated to the either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract). In addition, the end of the one-year Fixed Period may not extend beyond the Payout Date at the time of the transfer.
    o For Connecticut residents, transfers from the Fixed Account to Subaccount(s) for the one-year Fixed Period are permitted only during the 30-day period before the expiration of the one-year Fixed Period.

Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received in good order. If we receive a transfer request in good order at our Mailing Address or by fax, internet or telephone, by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed using that day's Accumulation Unit value.

No fee is currently charged for transfers but we may charge $10 for each transfer. Required transfers from the Fixed Account with respect to a DCA Fixed Period are not subject to a transfer fee.

Transfers may be made by Written Request, fax, Internet, or by telephone.

We will send a written confirmation of all transfers. We will use reasonable procedures to confirm that fax, Internet, or telephone instructions are genuine. These procedures may include requiring callers to identify themselves and the Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with fax, Internet, or telephone transactions. Anyone authorizing or making fax, Internet, or telephone requests bears those risks. We will not be liable for any losses resulting from unauthorized or allegedly unauthorized fax, Internet, or telephone requests that we believe are genuine.

We may record telephone requests. We may suspend fax, Internet or telephone instructions at any time for any class of Contracts for any reason.

Fax, Internet and telephone service may not always be available. All of these services, whether they are yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. For example, communications may not be available due to natural disasters (such as hurricanes or earthquakes), man-made disasters (such as acts of terrorism, computer failures, electrical blackouts, or certain fires), or simply because of a high number of users (which is likely to occur during periods of high market turbulence). These outages or slowdowns may delay or prevent processing your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to us at our Mailing Address.

We may modify, restrict, or terminate the transfer privileges at any time for any reason.

If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider, you must allocate to a Benefit Allocation Plan. The allocation restrictions are required for those benefits to remain in effect restrict the transfers you may make, and may require a specific dollar amount to be allocated to the Foundation Account based on your Lifetime Benefit Basis or Benefit Basis, as applicable, multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. If you violate an allocation restriction associated with your Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefits rider by transferring out of an available Benefit Allocation Plan or from the Foundation Account, your benefit will terminate unless otherwise prohibited by applicable law. (See OPTIONAL RIDER BENEFITS).

Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures ("Frequent Transfers Procedures").

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify Owner that from that date forward, for three months from the date we mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund's request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

Dollar Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments are intended to ensure that you purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.

Dollar Cost Averaging Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) a specified dollar amount from either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract, to one or more Subaccounts. In addition, for Fixed Amounts designated to a DCA Fixed Period, a minimum monthly amount must be systematically transferred from the Fixed Account to one or more Subaccounts equal to the monthly sum that will amortize the Fixed Amount on the expiration date of the applicable DCA Fixed Period.

Portfolio Rebalancing. An Owner may instruct us to automatically transfer (on a quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), we will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to the Fixed Account.) If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly. We may stop the portfolio rebalancing programs.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, you will be required to participate as a condition to receiving the rider benefit, in the automatic personal rebalancing service if the Benefit Allocation Plan you selected includes two or more funds, other than the Foundation Account. (See OPTIONAL RIDER BENEFITS).

Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

For Fixed Amounts designated to a DCA Fixed Period, Owners may also automatically transfer the interest from the Fixed Account to one or more of the Subaccounts. The minimum automatic transfer amount is $100 per month. If less than $100 is available, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or Fixed Account from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. We will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, you may only make automatic transfers from a DCA Fixed Period to an available Benefit Allocation Plan. (See OPTIONAL RIDER BENEFITS). We may stop the automatic transfer programs.

SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS

Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to us at our Mailing Address. We will process the surrender at the Accumulation Unit value next determined after the Written Request is received at our Mailing Address. If we receive your surrender request in good order at our Mailing Address by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed with that day's Accumulation Unit value. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payout Option. We may apply a surrender charge upon surrender.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. If you are a resident of Texas, we will treat a request that would reduce the Surrender Value to less $2,000 as a full surrender only if (1) no purchase payments were made during the prior two Contract Years,
(2) the total of all purchase payments less partial withdrawals is less than $2,000 and (3) the resulting Contract Value is also less than $2,000.

We will process the withdrawal at the Accumulation Unit value next determined after the request is received at our Mailing Address. If we receive your partial surrender request at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed with that day's Accumulation Unit value. We may apply a surrender charge upon partial withdrawal, which will be deducted from the remaining Contract Value. Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Account. If the Owner does not so specify, or if the amount in the designated Subaccounts or the Fixed Account is not enough to comply with the request, the partial withdrawal (and any applicable surrender charge) will be made proportionately from the accounts. If you elect a Guaranteed

Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider; your Benefit Allocation Plan requires an allocation to the Foundation Account and you instruct us to deduct a partial withdrawal from the Foundation Account before the Contract Value in your other allocation options is exhausted, your benefit will terminate unless otherwise prohibited by applicable law. A contingent deferred sales charge may apply to surrenders and partial withdrawals.

Systematic Withdrawals. Owner(s) may elect to receive periodic partial withdrawals under our systematic withdrawal plan. Such withdrawals will be assessed surrender charges. Under the plan, we will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts. Such withdrawals must be at least $100 each. Generally, Systematic Withdrawals may only be made from Variable Contract Value Subaccounts. However, Systematic Withdrawals can be made from the Fixed Account to satisfy required minimum distributions or to withdraw interest. The $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code; however, any applicable surrender charge will continue to apply. Generally, Owners should be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. Beginning a systematic withdrawal plan before the Owner reaches age 59(1/2) may have federal income tax implications.

The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate upon the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge unless one of the exceptions noted below applies). You should not elect systematic withdrawals if you elect a Guaranteed Lifetime Withdrawal Benefit.

With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if the withdrawal is necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, we will continue systematic withdrawals even though a surrender charge is deducted.

Automatic Required Minimum Distribution Plan. Certain qualified plans require that you begin to take distributions by age 70(1/2). To help make these distributions, we offer Automatic Required Minimum Distribution plans. The Automatic Required Minimum Distribution plan can be used by individuals participating in a Tax Sheltered Annuity (TSA), Individual Retirement Annuity
(IRA), or Simplified Employee Pension (SEP). If the Owner elects to use this plan, scheduled withdrawals using the previous December 31 year-end value divided by the appropriate life expectancy factor will automatically be taken from their Contract Value. These scheduled withdrawal amounts will satisfy minimum distribution requirements for the value in the Contract. If you plan to take required minimum distributions under your Contract, whether or not you take them under the Automatic Required Minimum Distribution Plan, you should not purchase a Guaranteed Minimum Accumulation Benefit rider because withdrawals will decrease your Guaranteed Minimum Accumulation Benefit Basis.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59(1/2), severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or partial withdrawals you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There may be federal income tax implications to surrenders and partial withdrawals. Owners should consult with their tax adviser before requesting a surrender or partial withdrawal. We may stop offering the systematic withdrawal plan at any time.

CONTRACT LOANS
Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974) may borrow from us using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.

DEATH BENEFIT BEFORE THE PAYOUT DATE
Naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent or financial advisor.

Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

If the new Owner is not the spouse of the deceased Owner, the new Owner may elect, within 60 days of the date we received Due Proof of Death:

    (a) to continue the Contract as the new Owner for up to an additional five years after which, if the Contract has not earlier been surrendered, the Contract will terminate and we will pay the Surrender Value in a single lump sum; or

    (b) to apply the Surrender Value within one year of the deceased Owner's death to one of the Income Payout Options provided that payments are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If the new Owner does not elect one of the above options, we will pay the Surrender Value in a single sum five years from the date of the deceased Owner's death.

Sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Payout Date, we will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date we receive Due Proof of Death of the Annuitant, to apply the death benefit to an Income Payout Option. If the Annuitant who is also an Owner dies, the Beneficiary may only apply the death benefit payment to an Income Payout Option if:

    (1) payments under the option begin within 1 year of the Annuitant's death; and
    (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

In lieu of a lump sum payment, if the Beneficiary is the deceased Annuitant's spouse, then he or she may elect to continue the Contract.

Basic Death Benefit. The basic death benefit is an amount equal to the greater of:

    (1) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death at our Mailing Address; or
    (2) Contract Value less any Purchase Payment Credits applied to Contract Value within 12 months of the Annuitant's death, as of the Valuation Day we receive Due Proof of Death at our Mailing Address.

The death benefit will be reduced by any outstanding Loan Amount and any applicable premium expense charges not previously deducted. The Contract also offers additional guaranteed death benefit choices as riders to the Contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the riders section for more details.


The death benefit is paid when we have received Due Proof of Death and proof (in good order) of each beneficiary(ies) interest, which shall include the required documentation and proper instructions from each of the beneficiary(ies).


If you elect a Guaranteed Lifetime Withdrawal Benefit rider at the Contract Issue Date, your death benefit will be the death benefit described in your rider. (See OPTIONAL RIDER BENEFITS, Income Protector).

Proportional Adjustment for Partial Withdrawals. When calculating the basic death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the Contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by
(2) and multiplying the result by (3) where:

    (1) Is the partial withdrawal amount;
    (2) Is the Contract Value immediately prior to the partial withdrawal; and
    (3) Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals (including any applicable surrender charges).

Examples how the death benefit works are provided in Appendix B.

                              MISCELLANEOUS MATTERS
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PAYMENTS
Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request at our Mailing Address, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

    (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or
    (2) the SEC permits the postponement for the protection of Owners; or
    (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.


In addition, pursuant to SEC rules, if the Ultra Series Fund Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Ultra Series Fund Money Market Subaccount until the Fund is liquidated.


If a recent check or draft has been submitted, we may delay payment until we are certain the check or draft has been honored.


We may defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account for up to six months from the date of receipt (in good order) of Written Request at our Mailing Address for such a surrender or transfer. In addition, we may defer payment from the Fixed Account for up to two months from the date we receive Due Proof of Death. Interest will be added to the amount paid, if required by a particular jurisdiction. Interest will be calculated at the rate required and for a time period required by law or regulation.


If mandated under applicable law, we may be required to reject a purchase payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

MODIFICATION
Upon notice to the Owner and as permitted by applicable law, we may modify the
Contract:

    (1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency;
    (2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;
    (3) to reflect a change in the operation of the Variable Account;
    (4) to combine the Variable Account with any of our other separate accounts and/or create new separate accounts;
    (5) to transfer the assets of any Subaccount to any other Subaccount, and to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate;
    (6) to transfer assets from the Variable Account to another separate account;
    (7) to deregister the Variable Account under the 1940 Act if such registration is no longer required;
    (8) to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law;
    (9) to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account;
   (10) to add new funds or remove existing funds;
   (11) to eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount; or
   (12) to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, we will make appropriate endorsement to the Contract.

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please contact us at our Mailing Address to make such changes.

REPORTS TO OWNERS
At least annually, we will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount), purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report and any other information required by any applicable law or regulation.

INQUIRIES
Inquiries regarding a Contract may be made in writing to us at our Mailing Address. We may charge a fee of up to $50 for each research request.

                              INCOME PAYOUT OPTIONS
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PAYOUT DATE AND PROCEEDS


The Owner selects the Payout Date. The Payout Date may not be after the later of the Contract Anniversary following the Annuitant's 85(th) birthday or 10 years after the Contract Issue Date, except that we may allow on a non-discriminatory basis the Payout Date to be as late as 95. If you extend your anticipated Payout Date, any death benefit rider will terminate and you will receive the basic death benefit under the Contract. If you are a resident of New Jersey, the Payout Date must be at least one year after the Contract Issue Date. The Owner may change the Payout Date subject to the following limitations: (1) the Owner's Written Request must be received by us (in good order) at our Mailing Address at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request. The Payout Date may be no earlier than 30 days after the issue date. We are currently waiving the 30 day requirement in (1). However, the Written Request must be received by us at our Mailing Address prior to the current Payout Date.


Your anticipated Payout Date may be extended if you elect a Guaranteed Lifetime Withdrawal Benefit in order for you to continue to receive Lifetime Withdrawals under the terms of that rider. (See OPTIONAL RIDER BENEFITS, Income Protector).

If you are a resident of Oregon, you may be required to wait until the surrender charge period has passed to change your Payout Date. We are currently waiving this requirement for Payout Options on which no surrender charge would be assessed. However, the Written Request must be received by us at our Mailing Address prior to the current Payout Date.

On the Payout Date, the Payout Proceeds will be applied under the Single Life Income Option (or, for joint annuitants, the Joint and Survivor Life Income Option) with 10 years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs us otherwise, amounts in the Fixed Account will be used to provide a Fixed Income Payout Option and amounts in the Variable Account will be used to provide a variable Income Payout Option.

The Payout Proceeds equal the Contract Value:

    (1) minus any applicable surrender charge if Income Payout Option 1 or Option 2 (with variable Income Payments) are selected;
    (2) minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);
    (3) minus any applicable Loan Amount; and
    (4) minus any applicable premium expense charge not yet deducted.

ELECTION OF INCOME PAYOUT OPTIONS


On the Payout Date, the Payout Proceeds will be applied under an available Income Payout Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payout Option is not on file with us at our Mailing Address on the Payout Date, the proceeds will be paid as a life income annuity with payments for 10 years guaranteed. An Income Payout Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request (in good order). The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.


We may refuse the election of an Income Payout Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payout Option would be less than $2,500, or each Income Payment would be less than $20.00.

FIXED INCOME PAYMENTS
Fixed Income Payments are periodic payments from us to the designated Payee, the amount of which is fixed and guaranteed by us. The amount of each payment depends only on the form and duration of the Income Payout Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. Except for Options 1 and 2A, the income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. For Options 1 and 2A, the income purchase rates are based on an effective annual interest rate of 2%. We may, in our sole discretion, make Income Payments in an amount based on a higher interest rate.

VARIABLE INCOME PAYMENTS
The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Income Payment after the first Income Payment is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Payout Date, an Owner may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.

DESCRIPTION OF INCOME PAYOUT OPTIONS
The following describes your Income Payout Options. Unless otherwise noted, once an option is selected and Income Payments begin, the value of any remaining payments cannot be surrendered or withdrawn and paid in a single sum. Not all of these options are available in every state. See your Contract for a description of the options available on your Contract.

In choosing an option, you may wish to consider whether you are most interested in a guaranteed fixed amount; income that varies with investment experience; or income that keeps pace with inflation. You may also want to consider whether you would prefer payment for the lifetime of specified person(s) or for a period of years certain.

Option 1 - Interest Option - Fixed Income Payments Only. The proceeds are left with us to earn interest at a compound annual rate that we determine but not less than 2%. Interest will be paid every month or every 12 months to the Payee. Under this option, the Owner may withdraw part or all of the proceeds at any time while the Annuitant is living. This option may not be available in all states. In the event of the Annuitant's death, any remaining proceeds would be paid to the Beneficiary. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant's death, any remaining proceeds will be paid to the Owner, otherwise to the Owner's estate.

Option 2A - Installment Option - Fixed Payments. We make fixed monthly Income Payments to the Payee for a number of years between 5 and 30 selected by the Owner. In the event of the Annuitant's death, the Beneficiary may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner's estate.

Option 2B - Installment Option - Variable Payments. We make monthly Income Payments to the Payee for a number of years between 5 and 30 selected by the Owner. In the event of the Annuitant's death, the Beneficiary may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner's estate. The Owner may elect at any time by Written Request to surrender the income option and receive the commuted value of the remaining payments. The Owner also may elect at any time by Written Request to withdraw a portion of commuted value of the remaining payments (i.e. the future value of your remaining payments will be reduced proportionally by the withdrawal). The commuted value of the payments will be calculated as described in the Contract.

Option 3A - Single Life Income Guaranteed Period Certain. We make monthly Income Payments to the Payee during the Annuitant's lifetime with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner's estate.

Option 3B - Single Life Income. We make monthly Income payments to the Payee for as long as the Annuitant remains alive. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Annuitant. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 4A - Joint and Survivor Life Income - Guaranteed Period Certain. We make monthly Income Payments for as long as either of two joint Annuitants remains alive, with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Beneficiary or the Beneficiary may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the second Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner's estate.

Option 4B - Joint and Survivor Life Income. We make monthly Income Payments to the Payee for as long as either of the two joint Annuitants remains alive. The same as Option 4A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 5A - Single Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below during the Annuitant's lifetime with the guarantee that payments will be made for a period of five, 10 or 20 years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner's estate.

Option 5B - Single Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below for as long as the Annuitant lives. The same as Option 5A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 6A - Joint and Survivor Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below for as long as either of two joint Annuitants remains alive, with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the second Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise the Owner's estate.

Option 6B - Joint and Survivor Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below for as long as two joint Annuitants remain alive. The same as Option 6A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 7 - Single Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). We will make monthly Income Payments to the Payee adjusted for inflation as described below for as long as the Annuitant lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the Annuitant dies and the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Beneficiary in a lump sum. If there is no Beneficiary, it will be payable to the Owner, otherwise to the Owner's estate.

Option 8 - Joint and Survivor Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). We will make monthly Income Payments to the Payee adjusted for inflation as described below for as long as either of two joint Annuitants remains alive. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second Annuitant, the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Beneficiary in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the second Annuitant's death, it will be payable to the Owner, otherwise to the Owner's estate.

Adjustments for Inflation. For Options 5A, 5B, 6A, 6B, 7, and 8, Income Payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index - Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. We may discontinue offering Options 5A, 5B, 6A, 6B, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option we make available.

Annuity options without a life contingency (e.g., Options 1, 2A and 2B) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

For all Income Payout Options, other than Option 1, the minimum fixed payment amount and minimum initial payment amount for variable Income Payout Options will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age (and if applicable, gender). Age will be determined as of the due date of the first payment.

DEATH BENEFIT AFTER THE PAYOUT DATE
If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner and Payee. If there is no surviving Owner, the surviving Annuitant, if any, becomes the new Owner and Payee. Such Owners will have the following rights of Owners after the Payout Date: the right to change the payee or beneficiary (all Options) and may also withdraw part or all of the proceeds (Option 1 only) and surrender the income option and receive the commuted value of the remaining payments (Option 2B only). The death of an Annuitant after the Payout Date will have the effect stated in the Income Payout Option pursuant to which Income Payments are being made.

                             CHARGES AND DEDUCTIONS
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SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the Contracts. However, if any amount is withdrawn or surrendered within seven years (B-Share Contracts) or four years (L-Share Contracts) of being received by us (or from the Contract Issue Date for Section 457 plans that do not choose the Extra Credit Plan), we will withdraw the amount requested and deduct a surrender charge from the remaining Contract Value. We deduct a surrender charge to compensate us for the distribution costs when Owners surrender or withdraw before distribution costs have been recovered.

The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. This means that you would pay the same charge at the time of withdrawal or surrender regardless of whether your Contract Value has increased or decreased. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge generally is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis. This assumption works to your advantage if you anticipate a current need to assess your Contract Value.

However, if you elect to receive Purchase Payment Credits, the assumptions we use in assessing the surrender charge are different. We will assume that earnings will be withdrawn last. Specifically, in applying the surrender charge with a Purchase Payment Credit, we will assume Contract Value is withdrawn as follows: first, the oldest purchase payments are withdrawn; second, 10% of purchase payments free of surrender charge will be withdrawn; and finally, purchase payments subject to surrender charge will be withdrawn. After all purchase payments have been withdrawn (and all surrender charges paid) earnings will be withdrawn. This change in withdrawal order has no impact on taxation of the withdrawal. However, it does mean that you will not have access to 100% of the gain in your Contract without first withdrawing 100% of your purchase payments and paying any associated surrender charges. This assumption works to your disadvantage if you anticipate a current need to assess your Contract Value.

The surrender charge schedule varies by Class and whether you have elected to receive Purchase Payment Credits. The schedule is set forth below:

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Number of Full Years Between     Charge as a Percentage      Charge as a Percentage of      Charge as a Percentage of
Date of Purchase Payment and      of Purchase Payment -     Purchase Payment - Purchase       Purchase Payment - L-
      Date of Surrender               B-Share Class           Payment Credits Elected              Share Class
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              0                           8%                            9%                             8%
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              1                           7%                            8%                             7%
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              2                           6%                            7%                             6%
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              3                           5%                            6%                             5%
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              4                           4%                            5%                             0%
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              5                           3%                            4%                             0%
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              6                           2%                            3%                             0%
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             7+                           0%                            0%                             0%
---------------------------------------------------------------------------------------------------------------------

For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code that do not choose the Extra Credit Plan, the schedule of percentages shown above will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made.

Assuming you elect to receive Purchase Payment Credits and you withdraw all purchase payments within one year of payment, in no event will the surrender charges we imposes, when added to any surrender charges previously assessed on the Contract exceed 8.1% of aggregate purchase payments made to date for that Contract. The surrender charge percentage rate in this case is 9% of purchase payments withdrawn, but 10% of these payments will not be assessed a surrender charge, as described below. The maximum surrender charge imposed on a single withdrawal is 9%, assuming the amount not subject to surrender charge for the Contract Year has already been utilized by a prior withdrawal.

Amounts Not Subject to Surrender Charge. In each Contract Year, earnings may be withdrawn free of surrender charges. In addition, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.

For B-Share Class Contracts issued in conjunction with Section 457(f) Plans, in each Contract Year, earnings not previously withdrawn and 10% of the purchase payments being withdrawn may be withdrawn or surrendered during that year without a surrender charge. The remaining 90% of purchase payments being withdrawn will be subject to the surrender charge rate as outlined in the above chart. This means that a portion of every withdrawal that is not earnings will be subject to a surrender charge. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.

Waiver of Surrender Charge. (This benefit may be exercised only one time). In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender change will be waived on one partial withdrawal or surrender if the Annuitant is:

    (1) confined to nursing home or hospital after the Contract is issued (as described in the Contract); or
    (2) becomes terminally ill after the Contract is issued (as described in the Contract); or
    (3) becomes unemployed at least one year after the Contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or
    (4) the Annuitant's primary residence is located in an area that is declared a disaster area declared as such by the United States President and $50,000 of damage is sustained to the residence as a result of the disaster and after the Contract is issued (as described in the Contract).

The waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge will be waived may vary in some states and are described in Contracts issued in those states. This benefit may be exercised only one time.

TRANSFER PROCESSING FEE
Currently no fee is charged for transfers. However, we may charge $10 for each transfer to compensate us for transfer processing costs. The transfer charge is not applicable to transfers of Fixed Amounts designated to a DCA Fixed Period. Each Written Request or telephone/fax authorization is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the accounts.

DUPLICATE CONTRACT CHARGE
You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

LOAN INTEREST SPREAD
While a loan is outstanding, loan interest is payable at the end of each Contract Year or, if earlier, on the date of loan repayment, surrender, termination, or death of the Annuitant. Loan interest is charged in arrears on the amount of an outstanding loan. Loan interest that is unpaid when due, will be added to the amount of the loan at the end of each Contract Year and will bear interest at the same rate.

We charge an annual interest rate of 6.5% on loans. After offsetting the 3% interest we guarantee we will credit to the Loan Account, the maximum guaranteed net cost of loans is 3.5% (annually). The current loan interest spread is 2.00%

RESEARCH FEE
We may charge you a fee of $50 when you request information that is duplicative of information previously provided to you and requires extensive research.

ENDORSEMENT CHARGES
Generally, there is no charge for the Change of Annuitant Endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the change of Annuitant. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

Currently there is no charge for the Income Payment Increase Endorsement; however, we may charge up to $150 for the endorsement. If a charge is assessed, it will be deducted from the additional amount received before it is added to the Contract Value applied to the Income Payout Option.

ANNUAL CONTRACT FEE
On each Contract Anniversary before the Payout Date, we deduct an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account based on a proportional basis. We may deduct the annual Contract Fee upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments. We do not deduct the annual Contract fee on Contracts with a Contract Value of $50,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $50,000 or more has been applied to an Income Payout Option.

MORTALITY AND EXPENSE RISK CHARGE


We deduct a mortality and expense risk charge from the Variable Account. The charges are computed and deducted on a daily basis, and are equal to an annual rate of (i) 1.15% of the average daily net assets of the Variable Account for the B-Share, (ii) 1.60% of the average daily net assets of the Variable Account for the B-Share Class if you elect to receive Purchase Payments Credits, and
(iii) 1.65% of the average daily net assets of the Variable Account for the L-Share Class.


The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts, or for any other purpose.

ADMINISTRATIVE CHARGE
We deduct a daily administrative charge to compensate us for administrative expenses we incur. The charge is deducted at an annual rate of 0.15% of the average daily net assets of the Variable Account.

ENHANCED DEATH BENEFIT RIDER CHARGES
The Maximum Anniversary Value Death Benefit carries an annual charge of 0.15% of average monthly Contract value for the prior Contract Year. The 3% Annual Guarantee Death Benefit rider carries an annual charge of 0.20% of average monthly Contract Value for the prior year. The Earnings Enhanced Death Benefit rider carries an annual charge of 0.30% of average monthly Contract Value for the prior year. In addition, the Spouse Beneficiary Death Benefit rider carries an annual charge of 0.05% of average monthly Contract Value for the prior year. These charges, which are intended to compensate us for the costs and risks we assume in providing the riders, will be assessed on each Contract Anniversary. Each charge will be based on the average monthly Contract Value for the previous Contract Year. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon surrender payment of death proceeds, or selection of an Income Payout Option, if the surrender payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.

GUARANTEED LIVING BENEFIT CHARGES
Charges are assessed on each Contract Anniversary and are shown as a percentage of average daily Benefit Basis for the prior Contract Year. The monthly date used for the calculation of average monthly Contract Value is the same day each month as the Contract Issue Date. For Guaranteed Lifetime Withdrawal Benefit riders (both Income Now and Income Later versions) issued on and after the date of this Prospectus, the current charge is 0.95%. For Guaranteed Minimum Accumulation Benefit riders issued on and after the date of this Prospectus, the current annual charge is 1.05%. Note: If the Benefit Allocation Plan you elect requires an allocation to the Foundation Account for your benefit to remain in effect, we will not deduct the charge from the Foundation Account unless your Contract Value in the other allocation option is exhausted.

If the benefit is in effect on the Contract Issue Date, we will not assess a charge for the benefit until the first Contract Anniversary.

If a current rider is not approved in your state or your application for a rider is dated prior to May 1, 2010, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.) Information about prior versions of these riders is available in the appendices to this Prospectus.

FUND EXPENSES
Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. A more detailed description of these fees and expenses may be found in the Funds' prospectuses, which follows this Prospectus. We have a minority ownership interest in the investment adviser to the Ultra Series Fund, from which we expect to receive revenues based (in part) on the investment advisory fees paid by the Ultra Series Fund. In addition, as discussed under "Servicing Fees and Other Fund-Related Payments" above, the Funds pay us for providing certain administrative services and/or CBSI for certain distribution and/or beneficial owner services.

PREMIUM EXPENSE CHARGE
Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change based on current state law. If premium taxes are applicable to a

Contract, the jurisdiction may require payment (1) from purchase payments as they are received, (2) from Contract Value upon withdrawal or surrender, (3) from Payout Proceeds upon application to an Income Payout Option, or (4) upon payment of a death benefit. We will forward payment to the taxing jurisdiction when required by law. Although we may deduct premium taxes at the time such taxes are paid to the taxing authority, currently we do not deduct premium tax.

OTHER TAXES
Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, make such a charge in the future from Surrender Value, death benefit proceeds, amounts applied to Income Payout Options, or Income Payments, as appropriate.

ADDITIONAL INFORMATION
We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay this commission, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. (See DISTRIBUTION OF CONTRACTS.)

                             OPTIONAL DEATH BENEFITS
================================================================================
If the Owner elects one of the following enhanced death benefit riders, the death benefit will not be paid as described above under the heading "Death Benefit Before the Payout Date," and will be calculated as described below. We assess a charge for each of the optional death benefit riders. You may not elect an optional death benefit if you elect a Guaranteed Lifetime Withdrawal Benefit at the Contract Issue Date. If you extend your anticipated Payout Date, any death benefit rider will terminate and you will receive the basic death benefit under the Contract. (See OPTIONAL RIDER BENEFITS, Income Protector). Please consult a competent tax adviser before electing any of these riders in connection with a Qualified Contract. The tax rules for Qualified Contracts may limit the value of a rider or endorsement.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
This rider provides a minimum death benefit prior to the Payout Date equal to the Maximum Anniversary Value (as described below) less any Loan Amounts and premium taxes not previously deducted. On the issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

    (1) the date an additional purchase payment is received by us;
    (2) the date of payment of a partial withdrawal; and
    (3) on each Contract Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

When a partial withdrawal is paid, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by
(2) with the result multiplied by (3) where:

    (1) is the partial withdrawal amount;
    (2) is the Contract Value immediately prior to the partial withdrawal; and
    (3) is the most recently calculated Maximum Anniversary Value less any adjustments for prior partial withdrawals (including any applicable surrender charges).

The Maximum Anniversary Value on each Contract Anniversary is the greater of the most recently calculated Maximum Anniversary Value and your Contract Value.

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

3% ANNUAL GUARANTEE DEATH BENEFIT
This rider provides a minimum death benefit prior to the Payout Date equal to the 3% Annual Guarantee Death Benefit less any Loan Amounts and premium expense charge not previously deducted. On the issue date, the value of the 3% Annual Guarantee Death Benefit is equal to the initial Net Purchase Payment. Thereafter, the value of the 3% Annual Guarantee Death Benefit on each Contract Anniversary is the lesser of:

    (1) the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 3% annual effective rate; or
    (2) 200% of all Net Purchase Payments received.

The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:

    (1) is the partial withdrawal amount;
    (2) is the Contract Value immediately prior to the withdrawal; and

    (3) is the 3% Annual Guarantee Death Benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals (including any applicable surrender charges).

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

EARNINGS ENHANCED DEATH BENEFIT RIDER
This rider provides a minimum death benefit prior to the Payout Date equal to the greater of:

    (1) the death benefit proceeds provided by the Contract (i.e., the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death; or (ii) Contract Value as of the Valuation Day we receive Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death);
    (2) the death benefit proceeds provided by any other rider attached to the Contract (e.g., the Maximum Anniversary Death Benefit or 3% Annual Guaranteed Death Benefit riders); or
    (3) the Earnings Enhanced Death Benefit Proceeds, as such term is defined below, as of the date Due Proof of Death is received.

The death benefit proceeds described above will be reduced by any Loan Amount and any applicable premium expense charge not previously deducted.

The Earnings Enhanced Death Benefit Proceeds are equal to Contract Value plus an additional amount, not to exceed 100% of all remaining purchase payments, calculated by multiplying earnings by:

    o   40% if the Annuitant was age 70 or younger on the Contract Issue Date;
        or
    o   25% if the Annuitant was age 71 or older on the Contract Issue Date.

For this purpose: (1) "earnings" means Contract Value minus any applicable rider charges accrued since the prior Contract Anniversary plus any remaining purchase payments, and (2) "remaining purchase payments" means the sum of all Net Purchase Payments received less the amount by which each partial withdrawal exceeds the earnings in the Contract immediately prior to the withdrawal. Earnings can never be less than zero.

Also for this purpose, Partial Withdrawals are deemed to be taken from Contract Value representing earnings, and when no such earnings remain, from Contract Value representing Net Purchase Payments on a first-in, first-out basis.

The Earnings Enhanced Death Benefit rider is only available if you elect the Maximum Anniversary Value Death Benefit or the 3% Annual Guarantee Death Benefit. This rider will terminate automatically if neither of the other optional death benefit riders is in force. The Earnings Enhanced Death Benefit rider cannot be elected with Purchase Payment Credits. Spouse Beneficiary Death Benefit Rider

The spousal death benefit extends the basic death benefit and any attached death benefit riders on your life, during the accumulation period, to your spouse if he or she is your sole Beneficiary under the Contract. If your spouse dies before you do, the benefit (if any) described below will be paid into your Contract. You may wish to consider electing this rider if you will be the sole Owner and Annuitant under the Contract and you intend to name your spouse as your sole Beneficiary.

You should not add this rider if you do not intend for your spouse to be the sole Beneficiary, if you desire to name a co-Annuitant, or if you are not the sole Owner of the Contract.

This rider provides a spousal death benefit if your spouse Beneficiary dies during the accumulation period provided: you are named as both the sole Annuitant and the sole Owner; your spouse is named as the sole Beneficiary; your spouse has signed the application or Written Request for this rider; and both you and your spouse are less than age 76 on the rider effective date.

The Spouse Beneficiary Death Benefit rider will not be issued in conjunction with the Earnings Enhanced Death Benefit. We are currently not offering it with Qualified Contracts.


SPOUSE BENEFICIARY DEATH BENEFIT

In the event your spouse Beneficiary who signed the original application dies, we will calculate the spousal death benefit proceeds according to the terms of the Contract including any attached death benefit riders, and compare the amount of those proceeds to the Surrender Value as of the date we receive Due Proof of Death. If the death benefit proceeds are greater than your Surrender Value, we will allocate the difference according to the purchase payment allocation designation on file as of the date we receive Due Proof of Death. If death benefit proceeds are less than your Surrender Value on the date we receive Due Proof of Death, no additional amount will be added to your Contract. The charges for this rider will not be refunded.


The additional amount, if any, will not increase surrender charges on the Contract. However, any amount allocated to the Fixed Account will begin a new Fixed Period. It is possible that any distribution attributable to the Spouse Beneficiary Death Benefit will be taxable in full.

Termination. The Spouse Beneficiary Death Benefit rider will terminate on the earliest of:

    o the date death benefit proceeds become payable on you according to the provisions of the Contract;
    o the date death benefit proceeds become payable on your spouse Beneficiary according to the terms of this rider;
    o   the Payout Date;
    o   the date we receive Written Request to change your Beneficiary;
    o   the date you surrender your Contract; or
    o   the date you chose to end this rider by Written Request to us.

If your spouse Beneficiary ceases to be your spouse, this rider will terminate on the date you notify us.

Charges. If you elect the Spouse Beneficiary Death Benefit, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. The current annual Spouse Beneficiary Death Benefit charge percentage is 0.05%.

Examples showing how these benefits work are provided in Appendix B.

The amount of the Spouse Beneficiary Death Benefit charge is calculated by multiplying the current annual Spouse Beneficiary Death Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months in the period. On each Contract Anniversary during the accumulation period, we will deduct the Spouse Beneficiary Death Benefit charge pro-rata from your Contract Value.

A pro-rata portion of the charge also will deducted upon Contract surrender, termination of the rider, payment of death benefit proceeds, or start of payments under an Income Payout Option, if the surrender, termination, payment of death benefit proceeds or start of payments under an Income Payout Option does not occur on a Contract Anniversary.


The rider provides that upon your death, a surviving spouse may have certain continuation rights. All Contract and rider provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses.

Adding the rider to a non-qualified contract in connection with a beneficiary who is not recognized as a "spouse" for federal tax purposes will cause the Contract to lose the tax deferral features normally associated with annuity contracts. PLEASE CONSULT WITH YOUR LEGAL AND TAX ADVISORS BEFORE PURCHASING THIS RIDER, AND CAREFULLY EVALUATE WHETHER THE RIDER MEETS YOUR NEEDS.


                         AVAILABLE CONTRACT ENDORSEMENTS
================================================================================

In addition to the Contract Value Increase Enhancement and the Purchase Payment Credit Benefit discussed above under "Description of the Contract, the following endorsements may be available on your Contract.

INCOME PAYMENT INCREASE ENDORSEMENT
Under this endorsement and subject to the conditions described therein, you may increase the Income Payment under any Income Payout Option (other than Income Payout Option 1) by sending us an additional payment of up to $1 million with your Written Request electing an Income Payout Option. We deduct the premium expense charge, if any, from the additional payment and the additional amount is added to the Contract Value applied to the Income Payout Option.

You should consider this endorsement only if you have sufficient funds outside of the Contract to meet your immediate cash needs. We may charge up to $150 for the endorsement.

LOAN ACCOUNT ENDORSEMENT
A Loan Account endorsement is available for Contracts meeting the requirements of Section 403(b) of the Code. The endorsement permits Owners to borrow money from us using the Contract Value as collateral and provides for the establishment of a Loan Account under the Contract that is part of the Fixed Account. To facilitate a loan, Variable Contract Value and/or Fixed Contract Value in the amount of the loan is transferred to the loan Account and held as collateral. We charge you interest on the Loan Amount at an effective annual rate of 6.50% and credits interest on the collateral in the Loan Account at an effective annual rate of 3.00%. Please see the Endorsement for more information.

You should consider the cost of borrowing before taking a loan from the Contract. You will pay more loan interest that than you will earn on your Loan Account. You should consider your ability to repay the loan and the tax implications if you fail to repay it as scheduled. We do not charge a fee for this endorsement.

CHANGE OF ANNUITANT ENDORSEMENT
This endorsement permits an Owner that is a business or trust to change the Annuitant at any time when the current Annuitant is alive provided that both the current Annuitant and new Annuitant are selected managers or highly compensated employees of the Owner. Generally, there is no charge for this endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

You may wish to consider this endorsement if you are a business or trust and you believe it would be beneficial to have the ability to change Annuitants as allowed by the endorsement. You may want to consider surrender charges, possible tax implications and other factors associated with the surrender of the Contract in connection with an event causing the current Annuitant to be no longer associated with the business or trust.

SPOUSAL CONTINUATION ENDORSEMENT
Under this endorsement, your spouse may elect to continue your Contract in lieu of taking a lump sum death benefit payment. There are conditions, however, associated with this endorsement. These conditions are that: you are named as both the sole Annuitant and sole Owner; your spouse is named as the sole Beneficiary; your death occurs during the accumulation period; your spouse is less than age 95 on the contract continuation date; your Contract is not collaterally assigned; and we receive your spouse's Written Request to elect this benefit within 60 days of receipt of Due Proof of Death.

If you are named as both the sole Annuitant and sole Owner and your spouse is named as the sole Beneficiary, this endorsement will automatically be issued with your Contract.

If your spouse elects spousal continuation, we will calculate the death benefit proceeds according to the terms of the Contract including any attached death benefit riders and compare that amount to the Contract Value, as of the Valuation Day we receive Due Proof of Death at our Mailing Address, which will have been reduced by any applicable pro-rata rider charges, any premium expense charge not previously deducted, and any Loan Amount. The greater of these two amounts is the Contract continuation amount. Your Loan Amount, if any, will be repaid as of the Contract continuation date. The entire Contract continuation amount will become the Contract Value as of the Contract continuation date and that amount will be allocated to the Subaccount(s) or the Fixed Account selection we receive by Written Request (otherwise, we will use the purchase payment allocation designation we have on file). We will waive all surrender charges applicable to purchase payments made prior to the Contract continuation date. As of the Contract continuation date, your spouse will become the new Owner and Annuitant, and may exercise all rights under the Contract. The Contract continuation date will be the measurement date for Contract Anniversaries of the continued Contract. The anticipated Payout Date for the continued Contract will be the later of Contract Anniversary following the new spouse Owner's 85(th) birthday or 10 years after the Contract continuation date.

All optional benefit riders/endorsements issued to you as Owner will terminate as of the date we receive Due Proof of Death at our Mailing Address.

If you were the original spouse Beneficiary named on the original application you may, as new Owner, elect any optional benefit riders/endorsements we make available by Written Request, except the Earnings Enhanced Death Benefit, subject to Company approval. Further, without continuing the Contract under the Contract under the Spousal Continuation Endorsement, you may continue the Guaranteed Lifetime Withdrawal Benefit (for benefits entered into on and after May 1, 2010), if you elect the continuation option under that rider and satisfy the terms and conditions of the rider. However, if you elect the continuation benefit under the Guaranteed Lifetime Benefit rider, you will not receive the death benefit value that you would have received under the Spousal Continuation Endorsement.

Spousal continuation is only available on non-Qualified Contracts and IRA Contracts. There is no charge for spousal continuation endorsement.


The endorsement provides that upon your death, a surviving spouse may have certain continuation rights. All Contract and rider provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses.

UNDER CURRENT LAW, ADDING THE ENDORSEMENT TO A NON-QUALIFIED CONTRACT IN CONNECTION WITH A BENEFICIARY WHO IS NOT RECOGNIZED AS A "SPOUSE" FOR FEDERAL TAX PURPOSES WILL CAUSE THE CONTRACT TO LOSE THE TAX DEFERRAL FEATURES NORMALLY ASSOCIATED WITH ANNUITY CONTRACTS. Any annual increase in Contract Value would be currently taxed at ordinary income rates, even if no amounts are withdrawn from the Contract. Please consult with your own legal and tax advisors before purchasing this rider, and carefully evaluate whether the rider meets your needs.


                             OPTIONAL BENEFIT RIDERS
================================================================================

We offer two types of living benefit riders for a fee. The Guaranteed Lifetime Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, we guarantee your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. We assess a charge for each of the optional benefit riders. Currently, these riders are available only when you purchase your Contract or, with respect to the Guaranteed Lifetime Withdrawal Benefit rider, after the Contract Issue Date on conversion from a Guaranteed Minimum Accumulation Benefit rider. We may make these riders available under different circumstances or discontinue offering them in the future. You should elect the Guaranteed Lifetime Withdrawal Benefit if you are interested in predictable withdrawals that will guarantee the return of your principal or lifetime withdrawals while participating in the market.

You should carefully consider whether to elect the Guaranteed Lifetime Withdrawal Benefit if:

    o you plan to take partial withdrawals in excess of the guaranteed maximum withdrawal amount in a Contract Year because those withdrawals may significantly reduce or eliminate the value of the benefit;
    o you are interested in long term accumulation rather than receiving payments;
    o you have a Qualified Contract with withdrawal restrictions and you are under age 59(1/2) and are actively employed; or
    o   you do not expect to take partial withdrawals.

You should elect the Guaranteed Minimum Accumulation Benefit if you are interested in guaranteeing your initial principal with the potential to build your assets while participating in the market.

You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in receiving payments while the Guaranteed Minimum Accumulation Benefit is in effect. Partials withdrawals may reduce the Benefit Basis by more than the withdrawal amount. In particular, you should not purchase a Guaranteed Minimum Accumulation Benefit if you plan to take required minimum distributions (whether or not you take them under the Automatic Required Minimum Distribution
Plan) from this Contract.

You should carefully consider whether to elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit if:

    o you plan to make additional purchase payments in excess of the maximum window purchase payment amount or after the window period, because those payments will not increase your benefit basis; or
    o you would prefer that your Contract Value not be allocated to an available Benefit Allocation Plan because all Contract Value must be allocated to a Benefit Allocation Plan for the riders to remain in effect.

The guarantees provided under the Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit are subject to our claims-paying ability. Therefore, if we become insolvent, the benefits may not be paid. You may want to consider our financial strength in connection with our ability to meet the guarantees made under the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders. We may discontinue offering the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit at any time.

One or both of these riders may not be available in your state, or your state may not have approved the current version of the rider. Prior versions of the riders are described in the appendices. Contact your agent or us to confirm whether and, if so, what version of these riders are available to you.

INCOME PROTECTOR

Income Protector is a Guaranteed Lifetime Withdrawal Benefit rider. We offer two options if you elect this rider, Income Now or Income Later, which are described in this section.

Definitions. Before we discuss the Guaranteed Lifetime Withdrawal Benefits, you need to understand the terms we use to describe those benefits. We use the following definitions to describe how the optional Guaranteed Lifetime Withdrawal Benefit riders work:

Covered Person means the person(s) whose life/lives determine(s) the benefits under the guaranteed Lifetime Withdrawal benefit rider. We show the primary Covered Person and the joint Covered Person on your rider Data Page.

Current Age means the youngest Covered Person's age as of his or her last birthday.

Excess Withdrawal means a withdrawal that either by itself or when added to all other withdrawals during a rider year, exceeds the guaranteed annual Lifetime Withdrawal amount ("GALWA"). The amount that is in excess of GALWA is considered the Excess Withdrawal amount.

Foundation Account has the meaning provided in the Glossary.

Guaranteed Annual Lifetime Withdrawal Amount or GALWA means the maximum guaranteed withdrawal amount available to be withdrawn each Contract Year under the rider while a Covered Person is alive regardless of your Contract Value.

Guaranteed Lifetime Withdrawal Settlement Payments means the payments equal to your GALWA we make if your Contract Value is reduced to zero, a Covered Person is living, and you have complied with the terms of the rider.

Lifetime Benefit Basis means the value used to determine the GALWA. It may increase annually while the simple interest benefit and/or Step-Up options are in effect. It will be reduced if an Excess Withdrawal occurs.

Lifetime Withdrawal means any withdrawal taken under the terms of the guaranteed Lifetime Withdrawal benefit rider that is not a Non-Lifetime Withdrawal.

Non-Lifetime Withdrawal is the first, one-time withdrawal after the Income Later option is issued, if there are no additional withdrawals in the same rider year and no withdrawals in the rider year immediately following the first withdrawal.

Rider Anniversary means the same day and month as the Rider Issue Date for each year that the rider remains in force.

Rider Issue Date means the date shown on your rider Data Page that we use to determine Rider Years and Rider Anniversaries.

Rider Year means any twelve-month period beginning on a Rider Issue Date or a Rider Anniversary and ending one day before the next Rider Anniversary.

Simple Interest Benefit Basis means a value we calculate solely to determine your Lifetime Benefit Basis on each Rider Anniversary that the Simple Interest Benefit is in effect.


Spouse means a spouse defined under federal law. Note that the Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax adviser for more information on this subject.


Step-Up means the annual increase to your Lifetime Benefit Basis such that your Lifetime Benefit Basis will equal your Contract Value if you satisfy certain conditions.

Step-Up Anniversary means the same day and month as the Step-Up Date for each year following a Step-Up in the Lifetime Benefit Basis.

Step-Up Date means the date that a Step-Up in the L ifetime Benefit Basis occurs.

Window Period means the period of time that additional purchase payments made may be included in the Lifetime Benefit Basis. The Window Period, if any, is shown on your Rider Data Page.

Description of the Guaranteed Lifetime Withdrawal Benefit Riders. If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge optional Guaranteed Lifetime Withdrawal Benefit riders. Depending on the amount of withdrawals you take and the age of the Covered Person (and assuming you comply with the other rider conditions), each rider guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Annual Lifetime Withdrawal Amount, and guarantees you annual payments of that amount for the rest of the Covered Person's life, no matter how long the Covered Person lives, even after you have recovered your investment in the Contract.

We offer two different rider options, Income Now and Income Later, each with unique guaranteed minimum withdrawal features, for the same rider charge rate. You must make an irrevocable choice of one of these options when you elect a Guaranteed Lifetime Withdrawal Benefit rider. We designed the Income Now option for Owners who expect to start taking withdrawals in the near future. We designed the Income Later option for Owners who expect to delay taking withdrawals. There are three main differences between the options. These differences focus on:

    o the current simple interest benefit basis rate is higher with the Income Later Option (the current simple interest benefit basis rate is 3.0% with the Income Now Option and 7.5% with the Income Later Option);

    o when the percentages are set for the GALWA, the annual lifetime benefit percentages for the GAWLA will not change after the first Lifetime Withdrawal with the Income Later Option; and

    o the ability to take a Non-Lifetime Withdrawal. You can only take a Non-Lifetime Withdrawal under the Income Later Option.

Examples of how the Income Now and Income Later options work are provided in Appendix C.

When you elect the Guaranteed Lifetime Withdrawal Benefit at the Contract Issue Date, you also receive the Minimum Guarantee Death Benefit. This death benefit takes the place of the basic death benefits offered in the Contract. However, if you cancel your Guaranteed Lifetime Withdrawal Benefit rider, you will also cancel the Minimum Guarantee Death Benefit option. In that case, your Contract will revert to the basic death benefit offered in the Contract, and we will make a proportionate adjustment each time you take a partial withdrawal.

If you convert from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, you will keep the basic death benefit offered in the Contract and have a pro-rata adjustment for all withdrawals. If you purchased a death benefit rider in addition to the Guaranteed Minimum Accumulation Benefit that is being converted, that death benefit rider will continue, and will be adjusted pro-rata for all withdrawals.

We issued earlier versions of the Guaranteed Lifetime Withdrawal Benefit riders. The features of those prior benefits may differ from the current Guaranteed Lifetime Withdrawal Benefit we are offering. However, if the current Guaranteed Lifetime Withdrawal Benefit rider is not approved in your state or your application for the rider is dated before May, 1, 2010, a prior approved version of a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Withdrawal Benefit rider may be issued. THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS ARE DESCRIBED IN APPENDIX E (FOR RIDERS ISSUED AFTER OCTOBER 18, 2009 BUT BEFORE MAY 1, 2010), APPENDIX F (FOR RIDERS ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009) AND APPENDIX G (FOR RIDERS ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009). THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ARE DESCRIBED IN APPENDIX H (FOR RIDERS ISSUED AFTER OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008), APPENDIX I (FOR RIDERS ISSUED AFTER OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007), AND APPENDIX J (FOR RIDERS ISSUED BEFORE OCTOBER 30,
2006).

You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits. In addition, you may not elect an optional death benefit rider if you elect a Guaranteed Lifetime Withdraw Benefit rider.

Example:
--------
Assume that you purchase a Contract with Income Now when you are 60. Your purchase payment is $100,000. You make annual Lifetime Withdrawals in each of the next ten years equal to the Guaranteed Lifetime Annual Withdrawal Amount, or $46,000 (4.6% of the purchase payment of $100,000). Assuming 5% net investment experience and no Step-Ups during each of the ten years, after the 10(th) Contract Year your Contract Value will be $105,031 and your Lifetime Benefit Basis will be $100,000.

A Guaranteed Lifetime Withdrawal Benefit does not guarantee Contract Value or the performance of any allocation option or model allocation.

Important Considerations:

o You must allocate all purchase payments, Purchase Payment Credits, Credit Value Increase Enhancements, and Contract Value to an available Benefit Allocation Plan or DCA Fixed Account and participate in the automatic personal rebalance service (both described below) on and after the Rider Issue Date for your benefit to remain in effect. Benefit Allocation Plans may require you to allocate a percentage of your purchase payment(s) to the Foundation Account. There are restrictions associated with allocating to the Foundation Account. We describe these restrictions below. The restrictions on your allocation options and your use of the Foundation Account when you elect a Guaranteed Lifetime Withdrawal rider are intended to limit our risk that we may pay Guaranteed Lifetime Withdrawal Settlement Payments.

o A partial withdrawal from the Foundation Account, before your Contract Value in the other allocation options is exhausted, may cause your rider to terminate.

o To maximize your potential to receive payments under Income Now or Income Later option, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the available Benefit Allocation Plans described below. These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make Guaranteed Lifetime Withdrawal Settlement Payments.
       o Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.
       o Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while the Covered Person is still alive, they also significantly reduce the risk that we will make any Guaranteed Lifetime Withdrawal Settlement Payments.
       o In fact, if your Contract's investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Lifetime Benefit Basis, then your Contract Value will never be reduced to zero, and you will receive little, if any, benefit from the rider.

o We do not automatically increase your Lifetime Benefit Basis when your Contract appreciates in value. We will only increase your Lifetime Benefit Basis if you made purchase payments during the window period, or if the simple interest benefit or Step-Up option is in effect.

o Please remember that all withdrawals, including those made under a Guaranteed Lifetime Withdrawal Benefit rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59(1/2), may be subject to a 10% penalty tax.

o Withdrawals under a Guaranteed Lifetime Withdrawal Benefit rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See FEDERAL TAX MATTERS).

o You will begin paying a Guaranteed Lifetime Withdrawal Benefit rider charge as of the Rider Issue Date, even if you do not begin taking withdrawals for many years. The rider charge will continue until the end of the Minimum Charge Period shown on your rider Data Page. Even if you terminate a Guaranteed Lifetime Withdrawal Benefit rider during the Minimum Charge Period, we will continue to charge for the rider until the end of the Minimum Charge Period, unless prohibited by state law.

o To receive the full benefit of Lifetime Withdrawals, your Contract Value must be reduced to zero and the Covered Person must be living at that time.

o If you choose to not take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year, the remaining Guaranteed Annual Lifetime Withdrawal Amount may not be carried forward to any other Contract Year.

o If the Covered Person dies, the benefits provided by this rider will only continue if the Joint Covered Person and sole primary Beneficiary is the surviving spouse of the Covered Person, and the eligible Joint Covered Person does not take the death benefit under the terms of the Contract.

o Surrender charges may apply to the Non-Lifetime and Lifetime Withdrawals you take. (See CHARGES AND DEDUCTIONS.)

o Inflation may impact the value of a Guaranteed Lifetime Withdrawal Benefit rider.

In considering whether to purchase a Guaranteed Lifetime Withdrawal Benefit rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the Guaranteed Lifetime Withdrawal Benefit rider, your Contract Value may have been higher. You should consult your financial professional to discuss whether a Guaranteed Lifetime Withdrawals Benefit rider suits your needs.

Electing a Guaranteed Lifetime Withdrawal Benefit Rider. You must satisfy certain eligibility requirements to elect a Guaranteed Lifetime Withdrawal Benefit rider. These requirements include age requirements as well as certain requirements of the Code.

Covered Persons Requirements: Each Covered Person must be between ages 55-85 for Income Now and between ages 50-85 for Income Later on the rider issue date. The primary Covered Person must be the primary Owner and Annuitant, or must be the Annuitant if the Owner is not a natural person. If the Owner is not a natural person, a joint Covered Person cannot be named. The joint Covered Person, if any, must be the primary Covered Person's spouse at the time of application and must be designated as the sole primary Beneficiary. The chart below illustrates the Covered Person eligibility requirements for the Guaranteed Lifetime Withdrawal Benefit rider.

--------------------------------------------------------------------------------
Type of Contract               Covered Person Requirements
--------------------------------------------------------------------------------
Single Owner                   The primary Covered Person is the Owner and
                               Annuitant. The joint Covered Person, if any, must
                               be the primary Covered Person's spouse and the
                               sole primary Beneficiary.
--------------------------------------------------------------------------------
Single Owner/Non-Natural       The primary Covered Person is the Annuitant. A
Owner                          joint Covered Person is not allowed.
--------------------------------------------------------------------------------
Jointly Owned Contract         The primary Covered Person is the primary Owner
                               and Annuitant. The co-Owner must be the Owner's
                               spouse. The joint Covered Person, if any, must be
                               the primary Covered Person's spouse and the sole
                               primary Beneficiary.
--------------------------------------------------------------------------------

Other Eligibility Requirements. Further, to comply with certain provisions of the Code, the following Owner, Annuitant, and Beneficiary requirements apply:

       o For jointly owned Contracts, the Owners must be spouses, they must be the Annuitant or Annuitants, Joint Covered Persons, and only they can be designated beneficiaries(y). If only one of the spouses is the Annuitant, the other spouse must be the sole primary Beneficiary before annuitization, and must be the sole primary Beneficiary at the time of application if he or she is the Joint Covered Person.

       o For a single natural person owned Contract covering a single life, the Annuitant must be the sole Owner and primary Covered Person.

       o For a single natural person owned Contract covering joint lives, the Annuitant must be the sole Owner and primary Covered Person with his or her spouse as the joint Covered Person and sole designated primary Beneficiary at the time of application.

       o If there are two Annuitants, they must be spouses, one or both must be the Owner(s), and they both must be the sole designated Beneficiaries. The primary Owner must be the primary Covered Person, and the Joint Covered Person, if any, must be the spouse.

       o If the Owner is not a natural person, then the Annuitant must be a natural person and is the Covered Person; if there are joint Annuitants, they must be spouses and the primary Beneficiaries, and the Annuitant will be the only Covered Person, if there is a single Annuitant he or she will be the only Covered Person.

Caution should be used if you plan to change your Beneficiary because the change may negatively impact your ability to make full use of the Guaranteed Lifetime Withdrawal Benefit rider. For example, if there is a joint Covered Person, the joint Covered Person must be your spouse and we require that he or she be designated as the sole primary Beneficiary at the time of application. If you later change your Beneficiary to someone other than you spouse, then he or she will not be eligible for the continuation benefit under the rider.

In addition, you cannot change your primary Covered Person or joint Covered Person after the Rider Issue Date, and the benefit will terminate if you change the Owner. You also cannot add a joint Covered Person after the Rider Issue Date. You may, however, remove a joint Covered Person after the Rider Issue Date if you have not made a Lifetime Withdrawal and you provide us with proof of death, divorce, annulment or dissolution of the marriage between the primary Covered Person and the Joint Covered Person. If you remove a joint Covered Person, you cannot add a subsequent spouse as a new joint Covered Person. If you and your spouse divorce, the benefit provided by the rider cannot be divided as part of the divorce settlement or judgment.

Guaranteed Lifetime Withdrawal Benefit riders are not offered on new Contracts issued as Beneficiary IRA Contracts or Non-qualified Beneficiary Contracts. The terms "Beneficiary IRA" or "Non-qualified Beneficiary" Contract refer to a Contract that has been inherited by a Beneficiary upon the death of the Owner. We may accept or refuse a request to issue a Guaranteed Lifetime Withdrawal Benefit rider in our sole discretion.

FEATURES OF THE INCOME NOW OPTION. The following discussion describes certain aspects of how the Income Now option works, which may be different from the Income Later option.

Withdrawals in General. You may make withdrawals up to the GALWA while at least one Covered Person is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your Guaranteed Annual Lifetime Withdrawals under Guaranteed Annual Withdrawal Settlement Payments).

The first time you make a withdrawal under the rider, the Simple Interest Benefit (described below) will end.

Lifetime Withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your Lifetime Withdrawal in any given rider year, your GALWA will not increase for future rider years.

Within each Rider Year, you may take Excess Withdrawals. Excess Withdrawals will reduce your Lifetime Benefit Basis and your Simple Interest Benefit Basis as described below, and may do so by more than the actual amount of the Excess Withdrawal. CURRENTLY, SCHEDULED WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN. (SEE DESCRIPTION OF THE CONTRACT, SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS.)

All withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit and are subject to income tax, including a 10% penalty tax if the withdrawals are taken before age 59(1/2). (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Lifetime Withdrawal Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider's allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.

Also note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability to make Lifetime Withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted.

If a Lifetime Withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to zero, we will continue to pay you your GALWA for the remainder of the life of the Covered Person ("Guaranteed Lifetime Withdrawal Benefit settlement"). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect, and we may not accept additional purchase payments. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit Settlement Payment is a withdrawal made from your Contract Value. We are only required to start using our own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit settlement.

If you have begun to take Lifetime Withdrawals and you have positive Contract Value on your anticipated Payout Date:

    a.) we will extend your Payout Date in order to continue providing Lifetime
        Withdrawals under the terms of this rider;
    b.) we may not accept any additional purchase payments; and c.) all other riders attached to your Contract, if any, will terminate.

If lifetime withdrawals have not begun as of the anticipated Payout Date, you may change the payout date by Written Request, as described in the Contract to which this rider is attached. If the Payout Date is extended, we may not accept additional purchase payments, and all other riders attached to your Contract, if any, will terminate. If the Payout Date is not changed, we will use the anticipated Payout Date as your Payout Date and the rider will terminate.

We will continue to assess the rider charges for the Guaranteed Lifetime Withdrawal Benefit rider, until your Payout Date unless your rider terminates before that date and the Minimum Charge Period has expired.

You should carefully consider when to begin taking Lifetime Withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking Lifetime Withdrawals too soon or delay taking Lifetime Withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the rider issue date, even though you may not begin taking withdrawals for many years, or ever. IF YOU ELECT THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY PREVENT YOU FROM TAKING PARTIAL WITHDRAWALS WHEN YOU OTHERWISE WOULD, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. (SEE FEDERAL TAX MATTERS, TAXATION OF QUALIFIED PLANS). All withdrawals taken before age 59(1/2) are subject to an additional 10% penalty tax. Consult a tax advisor before purchasing the Guaranteed Lifetime Withdrawal Benefit rider.

Examples of how withdrawals may affect your benefit under the Income Now option are provided in Appendix C.

Amount of your GALWA. The GALWA is the amount we guarantee you may withdraw each year under the Income Now option as long as the Covered Person is alive and you satisfy the rider's conditions. We determine the GALWA by multiplying the Lifetime Benefit Basis by an annual lifetime benefit percentage of at least 2% (the minimum percentage may be different in your state). The current annual lifetime benefit percentages are shown below. The annual lifetime benefit percentages that apply to your rider are shown on your rider Data Pages.

----------------------------------------------------------------------------------------------------------------------------
                               Attained Age of Covered Person at First Withdrawal or Step-Up
----------------------------------------------------------------------------------------------------------------------------
Age           55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    71    72    73
----------------------------------------------------------------------------------------------------------------------------
Percentage   4.1   4.2   4.3   4.4   4.5   4.6   4.7   4.8   4.9   5.0   5.1   5.2   5.3   5.4   5.5   5.6   5.7   5.8   5.9
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Age           74    75    76    77    78    79    80    81    82    83    84   85+
----------------------------------------------------------------------------------------------------------------------------
Percentage   6.0   6.1   6.2   6.3   6.4   6.5   6.6   6.7   6.8   6.9   7.0   7.1
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
             Joint Covered Persons - Attained Age of Youngest Covered Person at First Withdrawal or Step Up(1)
----------------------------------------------------------------------------------------------------------------------------
Age           55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    71    72    73
----------------------------------------------------------------------------------------------------------------------------
Percentage   3.6   3.7   3.8   3.9   4.0   4.1   4.2   4.3   4.4   4.5   4.6   4.7   4.8   4.9   5.0   5.1   5.2   5.3   5.4
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Age           74    75    76    77    78    79    80    81    82    83    84   85+
----------------------------------------------------------------------------------------------------------------------------
Percentage   5.5   5.6   5.7   5.8   5.9   6.0   6.1   6.2   6.3   6.4   6.5   6.6
----------------------------------------------------------------------------------------------------------------------------

(1)If only one Covered Person is living at the time of the first withdrawal, we will use the Single Covered Person's rates, and the percentages used will be based on the surviving Covered Person's Current Age at the time of the withdrawal.

We base the annual lifetime benefit percentage on the annual lifetime benefit percentages in effect at the Rider Issue Date (which are shown on your rider Data Pages) and the youngest Covered Person's Current Age at the time the first Lifetime Withdrawal occurs following the Rider Issue Date. If a Step-Up occurs after the first Lifetime Withdrawal, we will base the percentage on the youngest Covered Person's Current Age at the time of the Step-Up. This will result in an increase to the annual withdrawal benefit percentage. In addition, if the youngest Covered Person (if there were joint Covered Persons) is deceased at the time of Step-Up, then we will base the percentage on the age the deceased would have been had he or she been living at the time of the Step-Up. We will only know if the youngest Covered Person is deceased if you inform us. This information will affect your benefit. Please let us know if a Covered Person dies. We are not responsible for any misdirected payments that result from failure to promptly notify us of any such death.

Lifetime Benefit Basis. We use the Lifetime Benefit Basis to calculate the Guaranteed Annual Lifetime Withdrawal Amount. We show the Lifetime Benefit Basis as of the Rider Issue Date on your rider Data Pages.

You may increase the Lifetime Benefit Basis by making purchase payments during the Window Period ("window purchase payments") up to the maximum window purchase payment allowed (also shown on your rider Data Pages, currently, two times your initial purchase payment) and on each Rider Anniversary the option is in effect, by making use of the simple interest benefit and Step-Up options. Window purchase payments will also increase your Simple Interest Benefit Basis and the amount under your Step-Up option. The Window Period is shown on your rider Data Page. While there is no guaranteed minimum window period, we were offering a 12-month Window Period as of the effective date of this prospectus.

We are currently waiving the maximum window purchase payment limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will not participate in any Guaranteed Lifetime Withdrawal Benefit rider benefits unless a Step-Up occurs.

We will reset the Lifetime Benefit Basis if you make an Excess Withdrawal. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount. See the Excess Withdrawals discussion below for additional information.

Simple Interest Benefit. This benefit guarantees an increase in your Lifetime Benefit Basis (and therefore your Lifetime Withdrawals under this rider) each rider year the benefit is in effect. The benefit, however, does not increase your Contract Value. Under the Income Now option, the increase will equal simple interest benefit basis rate of at least 1% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases) the Simple Interest Benefit is in effect. The current simple interest benefit basis rate is 3%. We show the simple interest benefit basis rate that applies to your Contract on your rider Data Pages.

For the Simple Interest Benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest rate ("Simple Interest Benefit Basis") must be greater than the Lifetime Benefit Basis for that Rider Anniversary. The Simple Interest Benefit Basis on your Rider Issue Date is equal to your Lifetime Benefit Basis as of that date. Any window purchase payment you make, up to maximum window purchase payment we allow, will increase the Simple Interest Benefit Basis.

If you have a Qualified Contract, you may not be able to take advantage of all 10 years of the Simple Interest Benefit if you are within 10 years of your required minimum distribution beginning date (generally age 70(1/2)) at the time you purchase the Contract.

This benefit will remain in effect until the earliest of:

    o   your first Lifetime Withdrawal following the rider issue date;
    o   the 10(th) Rider Anniversary; or
    o   the date you violate the allocation restrictions.

Examples of how the Simple Interest Benefit Basis works are provided in Appendix C.

Lifetime Benefit Basis Step-Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped-up" each year to equal your current Contract Value. Step-Ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date and we are issuing new Guaranteed Lifetime Withdrawal Benefit riders on the date of the Step-Up. A Step-Up in your Lifetime Benefit Basis will increase your GALWA.

Once elected, the Lifetime Benefit Basis will be annually stepped-up until the earliest of the following:

    (a) the date you violate an allocation restriction;
    (b) the Rider Anniversary on or following the youngest Covered Person's 85(th) birthday;
    (c) the date you change Contract ownership; or

    (d) the date you terminate the option by Written Request.

Step-Ups will begin on the Rider Anniversary following your Written Request for automatic Step-Ups. If you elect the "Step-Up," the start date for the new Benefit Period will be the Step-Up date and the Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. Following your Step-Up election, you may pay a new current charge each year, up to the maximum charge for your rider, which may be higher. We will notify you 60 days in advance of the Step-Up if the rider fee will increase. If you discontinue the automatic Step-Ups, you may not re-elect the Step-Up option at a later time.

You should carefully consider whether to elect a Step-Up under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70(1/2)) and you expect to take required minimum distributions from the Contract. Also, Withdrawals before age 59(1/2) are subject to a 10% penalty tax. (See FEDERAL TAX MATTERS).

Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect. If both the Simple Interest Benefit and the Step-Up option are in effect, we will compare the lifetime benefit increase for a Rider Anniversary to the following amounts:

    (1) the Simple Interest Benefit Basis as of that Rider Anniversary; and
    (2) the current Contract Value as of that Rider Anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that Rider Anniversary, the Lifetime Benefit Basis will be increased (stepped-up) by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that Rider Anniversary, there will be no adjustment for that rider year and the Lifetime Benefit Basis will not change.

Foundation Account following Step Up in the Lifetime Benefit Basis. The Benefit Allocation Plan you elect may require an allocation to the Foundation Account. This amount equals the Lifetime Benefit Basis (as of the Step-Up date) multiplied by the Foundation Account allocation percentage in the Benefit Allocation Plan you elected. In that case we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA Fixed Periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.

Excess Withdrawals. If an Excess Withdrawal occurs we will reset your Lifetime Benefit Basis equal to the previous Lifetime Benefit Basis reduced by the greater of:

    (a) the Excess Withdrawal amount; or
    (b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
       (1) = the Excess Withdrawal amount.
       (2) = the Contract Value before the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
       (3) = the Lifetime Benefit Basis before the withdrawal.

If the Lifetime Benefit Basis is reset (reduced) as described above, as a result of the Excess Withdrawal, we then will recalculate and reduce the GALWA. We will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of the date the Excess Withdrawal is made. If your Contract Value is less than the Lifetime Benefit Basis, we will reduce your Lifetime Benefit Basis by an amount greater than the amount of the Excess Withdrawal (as described above). In this case, the less your Contract Value is relative to your Lifetime Benefit Basis, the larger the impact of an Excess Withdrawal.

We may waive the Excess Withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered Excess Withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. However, we may at a future date decide to consider such withdrawals as Excess Withdrawals. An Excess Withdrawal that would cause your Contract's Surrender Value to be less than $2,000 will cause your Contract and the Income Now Option to end.

Appendix C includes an example of how Excess Withdrawals may affect your benefit.

FEATURES OF THE INCOME LATER OPTION. The following discussion describes certain aspects of how the Income Later option works, which may be different from the Income Now option.

Withdrawals in General. You may make withdrawals up to the GALWA while at least one Covered Person is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your Guaranteed Annual Lifetime Withdrawals under a settlement option if we are making Guaranteed Annual Withdrawal Settlement Payments).

You may take one Non-Lifetime Withdrawal of any amount before you take Lifetime Withdrawals. While no Simple Interest Benefit (described below) will be applied to your Contract for the Rider Year in which you make your Non-Lifetime Withdrawal, the Simple Interest Benefit will resume the second Rider Year after taking your Non-Lifetime Withdrawal.

Non-Lifetime Withdrawals will decrease your Lifetime Benefit Basis if you take an Excess Withdrawal. If you take any additional withdrawals before the end of the second rider year after taking your first withdrawal, your first withdrawal will no longer be considered a Non-Lifetime Withdrawal. In that case, the Simple Interest Benefit will never resume.

Lifetime Withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your Lifetime Withdrawal in any given rider year, your GALWA will not increase for future rider years.

Within each rider year, you may take Excess Withdrawals. Excess Withdrawals will reduce your Lifetime Benefit Basis and your Simple Interest Benefit Basis as described below, and may do so by more than the actual amount of the Excess Withdrawal. CURRENTLY, SCHEDULED WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN. (SEE DESCRIPTION OF THE CONTRACT, SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS.)

All withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit are subject to income tax including a 10% penalty tax if the withdrawals are taken before age 59(1/2). (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Lifetime Withdrawal Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider's allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.

Also note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability to make Lifetime Withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted.

If a Lifetime Withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to zero, we will pay any remaining Lifetime Withdrawals under the terms of the Income Payout Option that we will make available for that purpose. ("Guaranteed Lifetime Withdrawal Benefit settlement"). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate, and you may not make additional purchase payments. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit Settlement Payment is a withdrawal made from your Contract Value. We are only required to start using our own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit Settlement Payment.

If you have begun to take Lifetime Withdrawals those will continue past the anticipated Payout Date:

    a.) we may not accept any additional purchase payments;
    b.) we will extend your Payout Date in order to continue providing lifetime withdrawals under the terms of this rider; and c.) all other riders attached to your Contract, if any, will terminate.

If Lifetime Withdrawals have not begun as of the anticipated Payout Date, you may change the Payout Date by Written Request. If the Payout Date is extended, we may not accept additional purchase payments, and all other riders attached to your Contract, if any, may terminate. If the Payout Date is not changed, we will use the anticipated Payout Date as your Payout Date and the rider will terminate.

We will continue to assess your rider charges for the Guaranteed Lifetime Withdrawal Benefit rider until your actual Payout Date.

You should carefully consider when to begin taking Lifetime Withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking Lifetime Withdrawals too soon or delay taking Lifetime Withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the Rider Issue Date, even though you may not begin taking withdrawals for many years, or ever. IF YOU ELECT THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY PREVENT YOU FROM TAKING PARTIAL WITHDRAWALS WHEN YOU OTHERWISE WOULD, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. (SEE FEDERAL TAX MATTERS, TAXATION OF QUALIFIED PLANS). Lifetime Withdrawals taken before age 59(1/2) are subject to an additional 10% penalty tax. Consult a tax advisor before purchasing the Guaranteed Lifetime Withdrawal Benefit rider.

Examples of how withdrawals may affect your benefit under the Income Later option are provided in Appendix C.

Amount of your GALWA. The GALWA is the amount we guarantee you may withdraw each year under the Income Later option as long as the Covered Person is alive and you satisfy the rider's conditions. We determine the GALWA by multiplying the Lifetime Benefit Basis by an annual lifetime benefit percentage of at least 2% (the minimum percentage may be different in your state). The current annual lifetime benefit percentages are shown below. The annual lifetime benefit percentages that apply to your Contract are shown on your rider Data Pages.

-------------------------------------------------------------------------------
         Attained Age of Covered Person at First Withdrawal or Step-Up
-------------------------------------------------------------------------------
Age            50-54     55-60     61-64     65-69     70-74     75-79      80+
-------------------------------------------------------------------------------
Percentage      3.00      3.75      4.25      4.50      5.00      5.25     5.50
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
           Joint Covered Persons - Attained Age of Youngest Covered
                   Person at First Withdrawal or Step-Up(1)
-------------------------------------------------------------------------------
Age            50-54     55-60     61-64     65-69     70-74     75-79      80+
-------------------------------------------------------------------------------
Percentage      2.50      3.25      3.75      4.00      4.50      4.75     5.00
-------------------------------------------------------------------------------

(1)If only one Covered Person is living at the time of your first withdrawal, we will use the single Covered Person's rates, and the percentage used will be based on the surviving Covered Person's Current Age at the time of the first Lifetime Withdrawal.

We determine the Guaranteed Annual Lifetime Withdrawal Amount by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage on the annual lifetime benefit percentage in effect at the Rider Issue Date (as shown on your rider Data Page). The percentage is based on the youngest Covered Person's Current Age at the time the first Lifetime Withdrawal occurs following the rider Issue Date. The annual lifetime benefit percentage will not change after your first Lifetime Withdrawal occurs. The annual withdrawal percentage is based on the age of the youngest Covered Person and the number of Covered Persons (1 or 2). We will only know if the youngest Covered Person is deceased if you inform us. This information may affect your benefit. Please let us know if a Covered Person dies.

Lifetime Benefit Basis. We use the Lifetime Benefit Basis to calculate the Guaranteed Annual Lifetime Withdrawal Amount. We show the Lifetime Benefit Basis as of the Rider Issue Date on your rider Data Pages.

You may increase the Lifetime Benefit Basis by making purchase payments during the Window Period ("window purchase payments") up to the maximum window purchase payment allowed (also shown on your rider Data Pages, currently, two times your initial purchase payment) and on each Rider Anniversary the option is in effect, by making use of the simple interest benefit and Step-Up options. Window purchase payments will increase your Simple Interest Benefit Basis and the amount under your Step-Up option. The Window Period is shown on your rider Data Page. While there is no guaranteed minimum window period, we were offering a 12-month Window Period as of the effective date of this prospectus.

We are currently waiving the maximum window purchase payment limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will not affect the Guaranteed Lifetime Withdrawal Benefit rider benefits if the Step-Up option is not in effect.

We will reset the Lifetime Benefit Basis if you make an Excess Withdrawal. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount. See the Excess Withdrawals discussion below for additional information.

Simple Interest Benefit. This benefit guarantees an increase in your Lifetime Benefit Basis (and therefore your Lifetime Withdrawals under this rider) each rider year the benefit is in effect. The benefit, however, does not increase your Contract Value. Under the Income Later option, the increase will equal simple interest of at least 1% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase) the Simple Interest Benefit is in effect. The current simple interest benefit basis rate is 7.5%. The simple interest benefit basis rate that applies to your Contract is shown on your Rider Data Page.

For the Simple Interest Benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest benefit basis rate ("Simple Interest Benefit Basis") must be greater than the Lifetime Benefit Basis for that Rider Anniversary. The Simple Interest Benefit Basis on your rider issue date is equal to your Lifetime Benefit Basis as of that date.

If you have a Qualified Contract, you may not be able to take advantage of all 10 years of the Simple Interest Benefit if you are within 10 years of your required minimum distribution beginning date (generally age 70(1/2)) at the time you purchase the Contract.

If a Non-Lifetime Withdrawal occurs, we will suspend the Simple Interest Benefit for the rider year in which the withdrawal occurs; the Simple Interest Benefit will resume the following rider year if no additional withdrawals occur.

This benefit will remain in effect until the earliest of:

    o   your first Lifetime Withdrawal following the Rider Issue Date;
    o the 10(th) Rider Anniversary if no Step-Ups have occurred as of that date;
    o the 10(th) Step-Up Anniversary of the last Step-Up that occurs on or prior to your 10(th) Rider Anniversary (but in no event later than the 20(th) Rider Anniversary); or
    o   the date you violate the allocation restrictions.

Your Simple Interest Benefit Basis may be adversely affected if your Non-Lifetime Withdrawal is also an Excess Withdrawal, as described below.

If you take an Excess Withdrawal, we will reduce your Simple Interest Benefit Basis by an amount equal to the greater of:

                   (1) the Excess Withdrawal amount; or
                   (2) a proportional adjustment amount that is equal to (A)
                       divided by (B), with the result multiplied by (C), where:
                         (A) = the Excess Withdrawal amount;
                         (B) = the Contract Value before the withdrawal minus
                               the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
                         (C) = is the Simple Interest Benefit Basis before the
                               withdrawal.

Examples of how the Simple Interest Benefit Basis works are provided in Appendix C.

Lifetime Benefit Basis Step-Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped-up" each year to equal your current Contract Value. Step-Ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date and we are issuing new Guaranteed Lifetime Withdrawal Benefit riders on the date of the Step-Up. A Step-Up in your Lifetime Benefit Basis will increase your GALWA.

Once elected, the Lifetime Benefit Basis will be annually stepped-up until the earliest of the following:

    (a)  the date you violate an allocation restriction;
    (b) the Rider Anniversary on or following the youngest Covered Person's 85(th) birthday;
    (c)  the date you change Contract ownership; or
    (d)  the date you terminate the option by Written Request.

Step-Ups will begin on the Rider Anniversary following your Written Request for automatic Step-Ups. If you elect the "Step-Up," the start date for the new Benefit Period will be the Step-Up date and the Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. Following your Step-Up election, you may pay a new current charge each year, up to the maximum charge for your rider, which may be higher. We will notify you 60 days in advance of the Step-Up if the rider fee will increase. If you discontinue the automatic Step-Ups, you may not re-elect the Step-Up option at a later time.

You should not elect a Step-Up under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70(1/2)) and you expect to take required minimum distributions from the Contract.

Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect. If both the Simple Interest Benefit and the Step-Up option are in effect, we will compare the lifetime benefit increase for a Rider Anniversary to the following amounts:

    (1) the Simple Interest Benefit Basis as of that Rider Anniversary; and
    (2) the current Contract Value as of that Rider Anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that Rider Anniversary, the Lifetime Benefit Basis will be increased (stepped-up) by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that Rider Anniversary, there will be no adjustment for that Rider Year and the Lifetime Benefit Basis will not change.

Foundation Account following Step-Up in the Lifetime Benefit Basis. The Benefit Allocation Plan you elect may require you to allocate to the Foundation Account in order to satisfy the rider's allocation restrictions. This amount equals the Lifetime Benefit Basis (of a Step-Up date) multiplied by the Foundation Account allocation percentage by the Benefit Allocation Plan then in effect. If the Lifetime Benefit Basis is Stepped-Up and we require the Foundation Account as part of the Benefit Allocation Plan then in effect, we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required in order to satisfy the rider's allocation restrictions. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA fixed periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.

Excess Withdrawals. An Excess Withdrawal will affect your Lifetime Benefit Basis and your Simple Interest Benefit Basis, and may cause your Contract and the rider to terminate. If an Excess Withdrawal occurs, we will reset your Lifetime Benefit Basis to equal your previous Lifetime Benefit Basis reduced by the greater of:

    (a) the Excess Withdrawal amount; or
    (b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
        (1) = the Excess Withdrawal amount.
        (2) = the Contract Value before the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
        (3) = the Lifetime Benefit Basis before the withdrawal.

If the Lifetime Benefit Basis is reset (reduced), as described above, as a result of the Excess Withdrawal, we then will recalculate and reduce the GALWA. We will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of the date the Excess Withdrawal is made. If your Contract Value is less than the Lifetime Benefit Basis, we will reduce your

Lifetime Benefit Basis by an amount greater than the amount of the Excess Withdrawal (as described above). In this case the less your Contract Value is relative to your Lifetime Benefit Basis, the larger the impact of an Excess Withdrawal.

In addition, an Excess Withdrawal will reduce your Simple Interest Benefit Basis. This reduction will equal the greater of:

    o   the amount of your Excess Withdrawal; or
    o a proportionate adjustment to your Simple Interest Benefit Basis equal to (A) divided by (B), with the result multiplied by (C) where:
                   o   A is the Excess Withdrawal amount;
                   o B is your Contract Value before the Excess Withdrawal minus your remaining Guaranteed Annual Lifetime Withdrawal Amount (i.e., the amount you may withdraw without exceeding your Guaranteed Annual Lifetime Withdrawal Amount), if any, at the time of the withdrawal; and
                   o C is your Simple Interest Benefit Basis before the Excess Withdrawal.

Finally, an Excess Withdrawal that would cause your Contract's Surrender Value to be less than $2,000 will cause your Contract and the Income Later option to end.

If you take a Non-Lifetime Withdrawal that also is an Excess Withdrawal, your Lifetime Benefit Basis and Simple Interest Benefit Basis will be affected and your Contract may terminate, all as described above. In addition, the annual credit under the Simple Interest Benefit, when it resumes will equal the simple interest benefit rate multiplied by the adjusted Lifetime Benefit Basis. The adjusted Lifetime Benefit Basis will be determined based on the following formula: The Lifetime Benefit Basis at the end of the first Rider Year, reduced by the greater of:

    o   the Excess Withdrawal amount; or
    o a proportional adjustment that is equal to (A) divided by (B) with the result multiplied by (C) where:

        (A) is the Excess Withdrawal Amount:
        (B) is your Contract Value before the withdrawal minus any remaining Guaranteed Annual Lifetime Withdrawal Amount; and
        (C) is the Lifetime Benefit Basis at the end of the first Rider Year.

We may waive the Excess Withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered Excess Withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. However, we may at a future date decide to consider such withdrawals as Excess Withdrawals.

Appendix C includes an example of how Excess Withdrawals may affect your benefit.

Allocation Restrictions. There are certain allocation restrictions required if you invest in a Guaranteed Lifetime Withdrawal Benefit rider. If you violate these restrictions, your benefit will irrevocably terminate. These restrictions are intended to minimize our risk that we will have to pay Guaranteed Lifetime Withdrawal Settlement Payments. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from other Subaccount(s) or Fixed Periods, if any, not available under the rider.

The allocation restrictions require you to invest all your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and Contract Value in a Benefit Allocation Plan. However, you may elect the DCA Fixed Period at Contract issue. All of your Contract Value allocated to the DCA Fixed Period will then be invested in a Benefit Allocation Plan. The Benefit Allocation Plan may require that you invest in the Foundation Account.

BENEFIT ALLOCATION PLANS. The Guaranteed Lifetime Withdrawal Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Plan. You do not have to elect the Guaranteed Lifetime Withdrawal Benefit rider to use the Benefit Allocation Plan. You should consult your agent to assist you in determining whether these Benefit Allocation Plans are suited for your financial needs and risk tolerance. Subject to approval, notice or consent required by applicable law, we may:

    (i)   add Benefit Allocation Plans without prior notice;
    (ii)  remove or substitute Benefit Allocation Plans; and
    (iii) substitute allocation options within an available Benefit Allocation Plan.

We will notify you in advance of any substitution, removal or change to a Benefit Allocation Plan you elected. If we remove a Benefit Allocation Plan, existing Contracts that are using the Benefit Allocation Plan at the time it is removed may continue to use it. The removed Benefit Allocation Plan will not be available for newly issued Contracts, nor will existing Contracts be able to switch to the removed Benefit Allocation Plan.

The allocation restrictions require that you must allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to an available Benefit Allocation Plan. In addition, you may allocate your initial purchase payment to the DCA Fixed Period and then dollar-cost average into the Benefit Allocation Plan you elected.

The Benefit Allocation Plans include certain of the asset allocation models described under DESCRIPTION OF THE CONTRACT, Allocation of Net Purchase Payments. The Benefit Allocation Plans are:

o    Ultra Series Diversified Income Subaccount        o    Ultra Series Moderate Allocation Subaccount
o    Conservative Growth Model                         o    BlackRock Global Allocation V.I. Subaccount
o    Ultra Series Conservative Allocation Subaccount   o    Growth Model
o    Balanced Model                                    o    Aggressive Growth Model
o    Risk-Managed Funds Model                          o    Create Your Own Model
o    Moderate Growth Model

See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the Benefit Allocation Plans.

The Create Your Own Model permits you create your own Benefit Allocation Plan from a menu of available Subaccounts. Your Create Your Own Model must include at least four Subaccounts, and no more that 25% can be allocated to any Subaccount after the required allocation to the Foundation Account has been made. The currently available Subaccounts are:


----------------------------------------------------------------------------------
BlackRock Global Allocation V.I.              Ultra Series Money Market
----------------------------------------------------------------------------------
Franklin High Income VIP                      Ultra Series Core Bond
----------------------------------------------------------------------------------
Franklin Income VIP                           Ultra Series Conservative Allocation
----------------------------------------------------------------------------------
Invesco V.I. Government Securities            Ultra Series Moderate Allocation
----------------------------------------------------------------------------------
Invesco V.I. Growth and Income                Ultra Series Aggressive Allocation
----------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth                   Ultra Series Diversified Income
----------------------------------------------------------------------------------
Mutual Global Discovery Securities            Ultra Series High Income
----------------------------------------------------------------------------------
Oppenheimer Main Street VA                    Ultra Series Large Cap Value
----------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap VA          Ultra Series Large Cap Growth
----------------------------------------------------------------------------------
Oppenheimer International Growth VA           Ultra Series Mid Cap
----------------------------------------------------------------------------------
PIMCO VIT Total Return                        Ultra Series Small Cap
----------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)              Ultra Series Money Market
----------------------------------------------------------------------------------
                                              Ultra Series International Stock
----------------------------------------------------------------------------------


You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements and Purchase Payment Credits, if any, to one of the other available Benefit Allocation Plans at any time, without charge by Written Request. Written Requests received in good order at our Mailing Address before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day will receive that day's Accumulation Unit value. Any change will be effective at the time we receive your Written Request. However, your Contract Value at the time of such request must also be transferred to the Benefit Allocation Plan selected.

In order for your benefit to remain in effect, certain Benefit Allocation Plans require you to allocate a specific percentage of your purchase payment(s) to the Foundation Account and we may require a specific dollar amount be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. The specific dollar amount is based on your Lifetime Benefit Basis multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. Allocations to the Foundation Account occur only at the time of a purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The allocation to the Foundation Account is in addition to any allocation to the Ultra Series Core Bond Fund that may be required by a Benefit Allocation Plan. You should carefully consider whether to choose a Benefit Allocation Plan that requires a Foundation Account because there are additional restrictions associated with the Foundation Account in order for your benefit to remain in effect. These restrictions include the inability to take a partial withdrawal from the Foundation Account until the Contract Value in your other allocation options has been exhausted. The amount required to be allowed in the Foundation Account in each available Benefit Allocation Plan are as follows:

-----------------------------------------------------------------------------------------------------------------
            BENEFIT ALLOCATION PLAN                      PERCENTAGE OF PURCHASE PAYMENT OR LIFETIME BENEFIT BASIS
                                                            REQUIRED TO BE ALLOCATED TO THE FOUNDATION ACCOUNT
-----------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Subaccount                                          0%
-----------------------------------------------------------------------------------------------------------------
Conservative Growth Model                                                           0%
-----------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Subaccount                                     0%
-----------------------------------------------------------------------------------------------------------------
Ultra Series Balanced Model                                                         0%
-----------------------------------------------------------------------------------------------------------------
Risk-Managed Funds Model                                                            0%
-----------------------------------------------------------------------------------------------------------------
Moderate Growth Model                                                               10%
-----------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Subaccount                                         10%
-----------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Subaccount                                         10%
-----------------------------------------------------------------------------------------------------------------
Growth Model                                                                        20%
-----------------------------------------------------------------------------------------------------------------
Aggressive Growth Model                                                             30%
-----------------------------------------------------------------------------------------------------------------
Create Your Own Model                                                               40%
-----------------------------------------------------------------------------------------------------------------

We deduct the percentage that we require to be allocated to the Foundation Account from the initial purchase payment, and then allocate the remainder according to the Benefit Allocation Plan you elected. Similarly, when selecting a Benefit Allocation Plan requiring the Foundation Account and utilizing the DCA six-month Account, the allocation to the Foundation Account is made immediately with the remainder going to the DCA six-month Account. Over the next six months the DCA Account automatically transfers money to the selected Benefit Allocation Plan. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Growth Model as your Benefit Allocation Plan, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Growth Model. Had the DCA six-month Account been utilized the $80,000 would have first went to the DCA Account.

We deduct the percentage that we require to be allocated to the Foundation Account from your purchase payment first, and then allocate the remainder according to the Benefit Allocation Plan you elected. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Growth Model, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Growth Model.

If you request a transfer and the Foundation Account is part of the Benefit Allocation Plan you are transferring into, we will require that you allocate a specific dollar amount of Contract Value to the Foundation Account for your benefit to remain in effect. That dollar amount is equal to the Lifetime Benefit Basis as of the transfer date multiplied by the Foundation Account Allocation Percentage required for the Benefit Allocation Plan elected. We first will transfer such required dollar amount into the Foundation Account. We then will transfer your remaining Contract Value (after we deduct the required dollar amount allocated to the Foundation Account) to all other allocation options included in the Benefit Allocation Plan selected in proportion to the allocation percentage required for each allocation option.

        EXAMPLE. Your Lifetime Benefit Basis is $100,000 and you invest in the Create Your Own Model which has an allocation percentage of 40% to the Foundation Account. Your current Contract Value is $90,000 (Foundation Account $40,000; non-Foundation Account amount $50,000. You transfer to the Growth Model. The Growth Model Benefit Allocation Plan requires that you keep 20% or $20,000 in the Foundation Account ($100,000 Lifetime Benefit Basis x 20% required in the Foundation Account). Your total Contract Value of $90,000 would not change as a result of the transfer, but now only $20,000 would be allocated to the Foundation Account and $70,000 would be allocated to the non-Foundation Account allocation options.

Additional examples of how the Foundation Account will work are provided in Appendix C to this prospectus.

We require all Benefit Allocation Plans to participate in the automatic personal portfolio rebalancing service ("rebalancing") if the Benefit Allocation Plan you selected includes two or more Subaccounts other than the Foundation Account for your benefit to remain in effect. With rebalancing, we transfer Contract Value on each Contract Anniversary among the Subaccounts (other than the Foundation Account) to achieve a particular percentage allocation of Contract Value among those Subaccounts.

You will violate an allocation restriction if you transfer your Contract Value to an allocation option other than available Benefit Allocation Plan. If you do so, your Income Now or Income Later rider will terminate unless otherwise prohibited by state law.

Death Benefit. If you elect the Guaranteed Lifetime Withdrawal Benefit on or after October 19, 2009, your Guaranteed Lifetime Withdrawal Benefit generally includes a minimum guaranteed death benefit. However, if you convert from a Guaranteed Minimum

Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit, your death benefit will be the basic death benefit that is offered in the Contract (unless you have elected one of the optional death benefit riders described above under "Optional Death Benefits"). The death benefit proceeds described below will be reduced by any applicable premium expense charges not previously deducted, as stated above under "Purchase Payment Credits," and reduced by any Purchase Payment Credits applied to your Contract Value within 12 months of the Annuitant's death. Note that Federal tax law generally requires that amounts be distributed upon the death of the Owner (or death/change of an Annuitant if there is a non-natural Owner.) (See DESCRIPTION OF THE CONTRACT, Contract Loans, Death of an Owner, and FEDERAL TAX MATTERS).

The death benefit under the Guaranteed Lifetime Withdrawal Benefit is equal to the greater of:

    (i) the Contract Value less any Purchase Payment Credits applied within 12 months of the Annuitant's death, as of the date we receive Due Proof of Death reduced by any rider charges (calculated in proportion to the number of days since the prior Contract Anniversary for a partial year's charge); or
    (ii) the sum of your Net Purchase Payments made as of the date we receive Due Proof of Death minus an adjustment for each partial withdrawal made as of the date we receive Due Proof of Death.

If there is a partial withdrawal, the death benefit under the Guaranteed Lifetime Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an Excess Withdrawal. If the withdrawal is an Excess Withdrawal, we will adjust the death benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

    (a)  =  the Excess Withdrawal amount;
    (b)  =  the Contract Value immediately before the Excess Withdrawal; and
    (c) = the sum of your Net Purchase Payments immediately before the date of the Excess Withdrawal, less any adjustments previously made for prior Excess Withdrawals.

The adjustment for an Excess Withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The death benefit proceeds described above will be reduced by any applicable premium expense charges not previously deducted. We will not pay a death benefit if we are making Guaranteed Lifetime Withdrawal Settlement Payments.

Continuation Benefit. The continuation benefit allows an eligible joint Covered Person (who is not a co-Annuitant) to continue the Contract, including the Guaranteed Lifetime Withdrawal Benefit rider, in lieu of receiving death proceeds. Any continuation, however, is subject to the requirements of Code [SEC]72(s). THE ELIGIBLE JOINT COVERED PERSON MUST ELECT TO CONTINUE THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT UNDER THE RIDER IN ORDER TO CONTINUE THE BENEFIT. If the eligible joint Covered Person elects to continue the Contract without electing to continue the rider under this provision, the Guaranteed Lifetime Withdrawal Benefit will not continue.

Under the continuation benefit, a joint Covered Person who is the Covered Person's spouse may continue the Guaranteed Lifetime Withdrawal Benefit if he or she if the sole primary beneficiary of the Contract on the date of death. An eligible joint Covered Person must elect the continuation benefit within 60 days of our receipt of due proof of death of the Covered Person. When elected, the joint Covered Person will continue to receive the benefits of the rider as long as he or she complies with Guaranteed Lifetime Withdrawal Benefit rider's conditions. This benefit may be exercised one time.


The benefit is generally designed to comply with current federal tax provisions related to status as a "spouse" under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses.

UNDER CURRENT LAW, A PERSON WHO IS RECOGNIZED AS A SURVIVING "SPOUSE" OF THE DECEASED COVERED PERSON FOR FEDERAL TAX PURPOSES IS AFFORDED MORE FAVORABLE TAX TREATMENT THAN A PERSON WHO IS NOT RECOGNIZED AS A SURVIVING "SPOUSE" FOR FEDERAL TAX PURPOSES. Please consult with your own legal and tax advisors for more information on this subject.


Joint Covered Person/Co-Annuitant Death. The Contract will continue in the event of the death of a joint Covered Person (i.e., the spouse of the primary Covered Person) who also is a co-Annuitant under the Contract. In the event, the Contract will pay the death benefit under your Guaranteed Lifetime Withdrawal Benefit rider, if applicable, at the death of the surviving Covered Person.

In the Event of Divorce. If you and your spouse divorce, we will not divide the benefit under the Guaranteed Lifetime Withdrawal Benefit rider as part of a divorce settlement or judgment. Any withdrawal in the event of a divorce will be considered a withdrawal under your Guaranteed Lifetime Withdrawal Benefit. You should consult a tax advisor concerning the tax consequences that can arise under your Contract and the Guaranteed Lifetime Withdrawal Benefit rider as a result of divorce.

Termination. You may terminate the Guaranteed Lifetime Withdrawal Benefit rider on any date. However, termination of the rider before the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. If you terminate the Guaranteed Lifetime Withdrawal Benefit rider, your death benefit (if that option is integrated within the Guaranteed Lifetime Withdrawal Benefit) will also terminate and the basic death benefit that is available under the Contract will go into effect.

In addition, the Guaranteed Lifetime Withdrawal Benefit rider will automatically terminate on the earliest of:

    (a) the Payout Date;
    (b) the date there is a change of ownership of the Contract;
    (c) the date you violate an allocation restriction;
    (d) the date you surrender your Contract;
    (e) the date we receive Due Proof of Death of the last surviving Covered Person; or
    (f) the date we receive Due Proof of Death of the primary Covered Person if:
           1. there is a surviving joint Covered Person (who is not also a co-Annuitant); and
           2. he or she is not eligible to continue the Contract under the continuation benefit or he or she does not elect to continue the Contract under the continuation benefit.

For the Guaranteed Lifetime Withdrawal Benefit rider to remain in effect, all of your Net Purchase Payments, Purchase Payment Credits, Contract Value Increase Enhancements, and Contract Value must be invested in an available Benefit Allocation Plan. You may transfer to another available Benefit Allocation Plan at anytime. However, if you (i) elect to discontinue allocating to an available Benefit Allocation Plan, (ii) take a partial withdrawal from the Foundation Account before Contract Value in other allocation options is exhausted, or (iii) change Contract ownership, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate. If the transfer, partial withdrawal, or ownership change occurs before the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed based on the Benefit Basis in effect on the Valuation Day immediately preceding the transfer, partial withdrawal, or ownership change (if permitted in your state) until the Minimum Charge Period is reached.

Guaranteed Lifetime Withdrawal Benefit Charge. If you elect the Guaranteed Lifetime Withdrawal Benefit, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the Guaranteed Lifetime Withdrawal Benefit charge after the Payout Date.

We calculate the amount of the Guaranteed Lifetime Withdrawal Benefit charge annually by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge rate by the average daily Lifetime Benefit Basis for the prior Contract Year.

The current annual Guaranteed Lifetime Withdrawal Benefit charge is .95% of the average daily Lifetime Benefit Basis for the prior Contract Year, with a maximum charge of 1.75%.

If you choose to Step-Up your Lifetime Benefit Basis, you may pay a new current charge, up to the maximum charge for your rider, which may be higher. If the rider charge as of the date of the Step-Up is different from the current rider charge, we will notify you at least 60 days in advance of the Step-Up. You have the option not to Step-Up and continue the existing benefits at their current price.

Because the annual charge is determined by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge rate by the average daily Lifetime Benefit Basis, making additional purchase payments that increase your Lifetime Benefit Basis, will result in an increase in the annual charge for this rider, even if the charge rate does not change.

If the current rider is not approved in your state or your application for the rider is dated before May 1, 2010, a prior, approved rider may be issued, which has different charges. (See SUMMARY, Charges and Deductions and the Appendices). Information about prior versions of this rider is available in the appendices to this Prospectus.

On each Contract Anniversary during the accumulation period, we will deduct the Guaranteed Lifetime Withdrawal Benefit charge pro-rata from your Contract Value except from Contract Value in the Foundation Account. If there is insufficient Contract Value in all other allocation options, we will deduct the charge from the Contract Value in the Foundation Account. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.

PRINCIPAL PROTECTOR

Principal Protector is a Guaranteed Minimum Accumulation Benefit rider.

Definitions Before we discuss the Guaranteed Minimum Accumulation Benefit, you need to understand the terms we use to describe those benefit. We use the following definitions to describe how the optional Guaranteed Minimum Accumulation Benefit works:

Benefit Allocation Plan means one or more specific allocation options or purchase payment allocation plans that we will use to provide the guarantee described by this rider. The Benefit Allocation Plan selected is shown on the rider Data Page.

Benefit Basis means the guaranteed minimum contract value under this rider as of the expiration date for the Benefit Period.

Benefit Period means a period of time beginning on a start date and continuing until an expiration date. References to a "Benefit Period" include your initial Benefit Period, a new Benefit Period if you elect to Step-Up and any renewal Benefit Period(s) thereafter.

Foundation Account has the meaning provided in the Glossary.

Monthly Anniversary means the same day in each month as the Rider Issue Date.

Rider Anniversary means the same day and month as the Rider Issue Date for each year that the rider remains in force.

Rider Issue Date means the date shown on your rider Data Page that we use to determine Rider Years and Rider Anniversaries.

Rider Year means any twelve-month period beginning on a Rider Issue Date or a Rider Anniversary and ending one day before the next Rider Anniversary.

Step-Up Anniversary means the same day and month as the Step-Up Date for each year following a Step-Up in the Benefit Basis.

Step-Up Date means the date that a Step-Up in the Benefit Basis occurs.

Window Period means the period of time that additional purchase payments made may be included in the Benefit Basis. The Window Period, if any, is shown on your Rider Data Page.

Benefit Description. Principal Protector is a Guaranteed Minimum Accumulation Benefit rider. For Guaranteed Minimum Accumulation Benefit riders issued on or after the date of this Prospectus, the Guaranteed Minimum Accumulation Benefit is described below. The current version of this rider may not be approved in all states. If it is not, a prior, approved version may be available. Contact your agent or us if you have questions about availability in your state. If a current rider is not approved in your state or your application for a rider is dated before May 1, 2010, a prior, approved version may be issued. The Guaranteed Minimum Accumulation Benefit riders are described in Appendix K (for riders issued on and after October 19, 2009 but before May 1, 2010); Appendix L (for riders issued after April 30, 2009 but before October 19, 2009; Appendix M (for riders issued after November 23, 2008 and before May 1, 2009), Appendix N (for riders issued after October 29, 2006 and before November 24, 2008), and Appendix O (for riders issued before October 30, 2006).

General. We designed the Guaranteed Minimum Accumulation Benefit rider to protect you from poor investment performance during your Contract's accumulation period. The Guaranteed Minimum Accumulation Benefit rider is available for an additional charge, and provides that we will guarantee that on the expiration date of the Benefit Period, your Contract Value will at least equal a Benefit Basis less adjustments for partial withdrawals. We currently offer a 10-year Benefit Period for the Guaranteed Minimum Accumulation Benefit rider. The increase in Contract Value will occur on the rider's expiration date. We will allocate the increase in all allocation options, other than the Foundation Account, on a pro-rata basis and the Contract Value in the Foundation Account, if any, will be transferred to all allocation options, other than the Foundation Account on a pro-rata basis. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the General Minimum Accumulation Benefit, but not both optional benefits. You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in current payments. Partial withdrawals may reduce the Benefit Basis by more than the withdrawal amount. If you elect the Guaranteed Minimum Accumulation Benefit for a Qualified Contract, tax rules may require you to take withdrawals after a certain date, reducing your Benefit Basis. You should not elect this benefit if you anticipate taking required minimum distributions under this Contract. (See FEDERAL TAX MATTERS, Taxation of Qualified Plans). Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider.

Electing the Guaranteed Minimum Accumulation Benefit Rider. You may elect the Guaranteed Minimum Accumulation Benefit rider if the Annuitant is no more than 85 years old on the Contract Issue Date. This rider, however, is not available if the plan type for the Contract to which the rider is attached is classified a Beneficiary IRA or non-qualified Beneficiary Contract. The terms "Beneficiary IRA" and "non-qualified Beneficiary" Contract refer to the Contract that has been inherited by a spouse Beneficiary or other Beneficiary upon the death of the Owner. We may accept or refuse a request to issue a Guaranteed Minimum Accumulation rider in our sole discretion.

Allocation Restrictions and Benefit Allocation Plans. There are certain allocation restrictions required if you invest in the Guaranteed Minimum Accumulation Benefit rider. If you violate these restrictions, your benefit will irrevocably terminate. The allocation restrictions require for your benefit to remain in effect that you to invest all your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and Contract Value in a Benefit Allocation Plan, and will not permit you to transfer Contract Value to an allocation option that is not available under the rider. However, you may elect the DCA Fixed Account at Contract issue. All of your Contract Value allocated to the DCA Fixed Account will then be invested in a Benefit Allocation Plan. The Benefit Allocation Plan may require that you invest in the Foundation Account.

If you elect the Guaranteed Minimum Accumulation Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must be allocated to one or more of the Benefit Allocation Plans. The rider offers Benefit Allocation Plans with pre-selected Subaccounts and percentages that have been established for different types of investors. The Benefit Allocation Plans generally are designed to provide consistent returns by minimizing risks, and may require you to invest in the Foundation Account (which in turn, has certain restrictions). In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from Subaccount(s) or

Fixed Periods, if any, are available under the rider. The Guaranteed Minimum Accumulation Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Plan. You do not have to elect the Guaranteed Minimum Accumulation Benefit rider to use the Benefit Allocation Plans. You should consult your agent to assist you in determining whether these allocation options are suited for your financial needs and risk tolerance. If you choose to allocate your purchase payments and Contract Value to Benefit Allocation Models that are individual Subaccounts or the Fixed Account, you may allocate 100% of your funds to one Subaccount or the Fixed Account or divide your funds among the Subaccounts. If you choose to allocate your funds to the Fixed Account, you may choose only one Fixed Account option.

Subject to approval, notice or consent required by applicable law, we may:

    (i)   add Benefit Allocation Plans without prior notice;
    (ii)  remove or substitute Benefit allocation plans; and
    (iii) substitute Subaccount(s) or Fixed Periods within an available Benefit Allocation Plan.

We will notify you in advance of any substitution, removal or change to a Benefit Allocation Plan you elected. If we remove a Benefit Allocation Plan, existing Contracts that are using the Benefit Allocation Plan at the time it is removed may continue to use it. The removed Benefit Allocation Plan will not be available for newly issued Contracts, nor will existing Contracts be able to switch to the removed Benefit Allocation Plan.

The allocation restrictions require that you allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to an available Benefit Allocation Plan. In addition, you may allocate your initial purchase payment to the DCA Fixed Period and then dollar-cost average into the Benefit Allocation Plan you elected.

The Benefit Allocation Plans include certain of the asset allocation models described under DESCRIPTION OF THE CONTRACT, Allocation of Net Purchase Payments. The Benefit Allocation Plans are:

o    Ultra Series Diversified Income Subaccount          o    Ultra Series Moderate Allocation Subaccount
o    Conservative Growth Model                           o    BlackRock Global Allocation V.I. Subaccount
o    Ultra Series Conservative Allocation Subaccount     o    Growth Model
o    Balanced Model                                      o    Aggressive Growth Model
o    Risk-Managed Funds Model                            o    Create Your Own Model
o    Moderate Growth Model

See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the Benefit Allocation Plans.

The Create Your Own Model permits you create your own Benefit Allocation Plan from a menu of available Subaccounts. Your Create Your Own Model must include at least four Subaccounts, and no more that 25% can be allocated to any Subaccount after the required allocation to the Foundation Account has been made. The currently available Subaccounts are:


--------------------------------------------------------------------------------
BlackRock Global Allocation V.I.            Ultra Series Money Market
--------------------------------------------------------------------------------
Franklin High Income VIP (f/k/a Franklin
High Income Securities)                     Ultra Series Core Bond
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Franklin Income VIP (f/k/a Franklin
Income Securities)                          Ultra Series Conservative Allocation
--------------------------------------------------------------------------------
Invesco V.I. Government Securities          Ultra Series Moderate Allocation
--------------------------------------------------------------------------------
Invesco V.I. Growth and Income II           Ultra Series Aggressive Allocation
--------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth II              Ultra Series Diversified Income
--------------------------------------------------------------------------------
Mutual Global Discovery Securities          Ultra Series High Income
--------------------------------------------------------------------------------
Oppenheimer Main Street VA                  Ultra Series Large Cap Value
--------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap VA        Ultra Series Large Cap Growth
--------------------------------------------------------------------------------
Oppenheimer International Growth VA         Ultra Series Mid Cap
--------------------------------------------------------------------------------
PIMCO VIT Total Return                      Ultra Series Small Cap
--------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)            Ultra Series Money Market
--------------------------------------------------------------------------------
                                            Ultra Series International Stock
--------------------------------------------------------------------------------

You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements, and Purchase Payment Credits, if any, to one of the other available Benefit Allocation Plans at any time, without charge by Written Request. Written Requests received in good order at our Mailing Address before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day will receive that day's Accumulation Unit value. Any change will be effective at the time we receive your Written Request. However, your Contract Value at the time of such request must also be transferred to the Benefit Allocation Plan selected.

In order for your benefit to remain in effect, certain Benefit Allocation Plans require you to allocate a percentage of your purchase payment(s) to the Foundation Account and we may require a specific dollar amount to be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. The specific dollar amount is based on your Benefit Basis multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. Allocations to the Foundation Account occur only at the time of a purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The allocation to the Foundation Account is in addition to any allocation to the Ultra Series Core Bond Fund that may be required by a Benefit Allocation Plan. You should carefully consider whether to choose a Benefit Allocation Plan that requires a Foundation Account because there are additional restrictions associated with the Foundation Account. These restrictions include the inability to take a partial withdrawal from the Foundation Account until the Contract Value in your other allocation options has been exhausted. We describe the Foundation Account restrictions above and below. The Benefit Allocation Plans that require the Foundation Account and the amount required to be allocated to the Foundation Account are as follows:

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            BENEFIT ALLOCATION PLAN                    PERCENTAGE OF CONTRACT VALUE REQUIRED TO BE ALLOCATED
                                                            TO THE FOUNDATION ACCOUNT WHEN A GUARANTEED
                                                          MINIMUM ACCUMULATION BENEFIT RIDER IS PURCHASED
------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Subaccount                                       0%
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Conservative Growth Model                                                       10%
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Ultra Series Conservative Allocation Subaccount                                 10%
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Balanced Model                                                                  20%
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Risk-Managed Funds Model                                                        20%
------------------------------------------------------------------------------------------------------------
Moderate Growth Model                                                           30%
------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Subaccount                                     30%
------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Subaccount                                     30%
------------------------------------------------------------------------------------------------------------
Growth Model                                                                    40%
------------------------------------------------------------------------------------------------------------
Aggressive Growth Model                                                         50%
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Create Your Own Model                                                           50%
------------------------------------------------------------------------------------------------------------

We deduct the percentage that we require to be allocated to the Foundation Account from the initial purchase payment, and then allocate the remainder according to the Benefit Allocation Plan you elected. Similarly, when selecting a Benefit Allocation Plan requiring the Foundation Account and utilizing the DCA six-month Account, the allocation to the Foundation Account is made immediately with the remainder going to the DCA six-month Account. Over the next six months the DCA Account automatically transfers money to the selected Benefit Allocation Plan. For example, if your purchase payment is $100,000, you elect a Guaranteed Accumulation Benefit, and you select the Growth Model as your Benefit Allocation Plan, we would allocate 40% ($40,000) to the Foundation Account and then allocate the remaining $60,000 among the Subaccounts in the Growth Model. Had the DCA six-month Account been utilized the $60,000 would have first went to the DCA Account.

We deduct the percentage that we require to be allocated to the Foundation Account from your purchase payment, and then allocate the remainder according to the Benefit Allocation Plan you elected. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Balanced Model, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Balanced Model.

If you request a transfer and the Foundation Account is part of the Benefit Allocation Plan you are transferring into, we will require that you allocate a specific dollar amount in the Foundation Account. That dollar amount is equal to the Benefit Basis as of the transfer date multiplied by the Foundation Account Allocation Percentage required for the Benefit Allocation Plan you elected. We first will transfer such required dollar amount into the Foundation Account. We then will transfer your remaining Contract Value (after we deduct the required dollar amount allocated to the Foundation Account) to all other allocation options included in the Benefit Allocation Plan selected in proportion to the allocation percentage required for each allocation option.

        EXAMPLE. Your Benefit Basis is $100,000 and you invest in the Growth Model which has an allocation percentage of 40% to the Foundation Account. Your current Contract Value is $90,000 (Foundation Account $40,000; non-Foundation Account amount $50,000). You transfer to the Balanced Model. The Balanced Model Benefit Allocation Plan requires that you keep 20% or $20,000 in the Foundation Account ($100,000 Benefit Basis x 20% required in the Foundation Account). Your total Contract Value of $90,000 would not change as a result of the transfer, but now only $20,000 would be allocated to the Foundation Account and $70,000 would be allocated to the non-Foundation Account allocation options.

We require all Benefit Allocation Plans to participate in the automatic personal portfolio rebalancing service ("rebalancing") for your benefit to remain in effect if the Benefit Allocation Plan you selected includes two or more Subaccounts, other than the Foundation Account. With rebalancing, we transfer Contract Value on each Contract Anniversary among the Subaccounts (other than the Foundation Account) to achieve a particular percentage allocation of Contract Value among those Subaccounts.

You will violate an allocation restriction if you transfer your Contract Value to an allocation option other than available Benefit Allocation Plan. If you do so do, your Guaranteed Minimum Accumulation Benefit will terminate.

Benefit Basis. Your Benefit Basis is equal to your initial Net Purchase Payment. You may increase the Benefit Basis by the amount of Net Purchase Payments. While there is no guaranteed minimum window period, we were offering a 12-month window period as of the effective date of this prospectus. We limit the amount of window purchase payments that count toward your Benefit Basis to the maximum window purchase payment amount, currently up to two times your initial purchase payment, but not to exceed $1,000,000 in total for all purchase payments, including window purchase payments. You should carefully consider whether you want to make purchase payments after the Window Period or in excess of the maximum window purchase payment amount shown on your rider Data Pages. Such purchase payments will increase the Contract Value, but will not contribute to your Guaranteed Minimum Accumulation Benefit rider benefits unless a Step-Up occurs. The Benefit Basis does not represent Contract Value available for withdrawal and is not used to calculate any benefits under the Contract prior to the Guaranteed Minimum Accumulation Benefit rider's expiration date.

Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the Guaranteed Minimum Accumulation Benefit rider is in effect, however, we will reduce your Benefit Basis by the greater of:

    (a) the partial withdrawal amount, including associated surrender charges, if any; or
    (b) a proportionate adjustment to your Contract Value withdrawn equal to (1) divided by (2), with the result multiplied by (3), where:
        (1)   =   the partial withdrawal amount, including associated surrender charges;
        (2)   =   the Contract Value immediately before the partial withdrawal;
                  and
        (3)   =   the Benefit Basis immediately before the partial withdrawal.

Partial withdrawals will reduce your death benefit and are subject to income tax, including a 10% penalty tax if the withdrawals are taken before age 59(1/2). (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Minimum Accumulation Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider's allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.

See Appendix D of this Prospectus for examples of this calculation. If you plan to take required minimum distributions from your Contract, you should not purchase the Guaranteed Minimum Accumulation Benefit.

Step-Up. On or following your third Rider Anniversary (and on any Monthly Anniversary or following each subsequent third rider Step-Up Anniversary), you have the opportunity to "Step-Up" your Benefit Basis to equal your current Contract Value and begin a new Benefit Period of the same duration as the prior Benefit Period. This option is available if we are issuing new Guaranteed Minimum Accumulation Benefit riders on the day you request a Step-Up and provided all of the following conditions are met:

    (1) the expiration date for the new Benefit Period does not extend past the anticipated Payout Date shown on your Contract Data Page;
    (2) the Annuitant (oldest Annuitant, if joint Annuitants) is age 85 or younger as of the Step-Up date;
    (3) your Contract Value is greater than zero;
    (4) your Contract Value is greater than the Benefit Basis as of the Step-Up date;
    (5) we receive your Written Request to Step-Up the Benefit Basis; and
    (6) the benefit provided by the rider has not been revoked due to a violation of the allocation restrictions.

Your Step-Up Date will be the Monthly Anniversary following our receipt of your Written Request.

If you elect the "Step-Up," a new Benefit Period with a start date equal to the Step-Up Date will begin. We also will adjust your Benefit Basis so that it will equal your Contract Value as of the Step-Up Date. A new Minimum Charge Period will begin. We determine the annual charge for the rider by multiplying the rider charge rate by the average daily Benefit Basis; therefore, a "Step-Up" will increase the annual rider charge even if the rider charge rate shown on your rider Data Pages does not change.

See Appendix D for examples of how the Guaranteed Minimum Accumulation Benefit rider will work.

Foundation Account following a "Step-Up" in the Benefit Basis. The Benefit Allocation Plan you elect may require that you allocate a specific dollar amount to the Foundation Account in order for your benefit to remain in effect. This amount equals the Benefit Basis (as the Step-Up date) multiplied by the Foundation Account allocation percentage by the Benefit Allocation Plan you elected. If the Benefit Basis is increased (stepped-up) and we require the Foundation Account as part of the Benefit Allocation Plan you elected, we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA Fixed Periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.

Termination. You may terminate the Guaranteed Minimum Accumulation Benefit rider on any date. However, termination of the rider before the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate on the earliest of:

    (1) the expiration date of the Benefit Period, unless you elect to renew the Benefit Period;
    (2) the Payout Date;
    (3) the date Due Proof of Death of the last surviving Annuitant is received;
    (4) the date there is a change of Annuitant for any reason;
    (5) the date you surrender your Contract;
    (6) the date you violate an allocation restriction; or
    (7) the date the ownership of your Contract changes.

For the Guaranteed Minimum Accumulation Benefit rider to remain in effect, all of your Net Purchase Payments, Purchase Payment Credits, Credit Value Increase Enhancements, and Contract Value must be invested in an available Benefit Allocation Plan. You may transfer to another available Benefit Allocation Plan at any time. However, if you (i) elect to discontinue allocating to an available Benefit Allocation Plan, (ii) take a partial withdrawal from the Foundation Account before Contract Value in other allocation options is exhausted, or (iii) change Contract ownership, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate. If the transfer, partial withdrawal, or ownership change occurs before the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed based on the Benefit Basis in effect on the Valuation Day immediately preceding the transfer, partial withdrawal, or ownership change (if permitted in your state) until the Minimum Charge Period is reached.

If the rider terminates, you will not be permitted to Step-Up your Benefit Basis or renew a Benefit Period (described below), and you cannot convert the Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit rider (discussed below). Upon termination (other than on contract surrender or death), we will reallocate any Contract Value in the Foundation Account to the other Subaccounts in the Benefit Allocation Plan you elected on a pro-rata basis.

Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal Benefit Period must be the same duration as the expiring Benefit Period, and cannot extend beyond the anticipated Payout Date shown on your Contract's Data Pages. In addition, at the time of renewal, your Benefit Basis must be greater than zero and your Contract Value must be greater than your Benefit Basis. You must not have violated the rider's allocation restrictions. We must receive your Written Request to renew the Benefit Period at our Mailing Address at least 30 days before the expiration date.

As a result of the renewal, the current charge rate for the rider may increase, but will not exceed the maximum charge rate shown on your rider Data Pages. A new Minimum Charge Period of seven years will begin as of the renewal date. You will have to pay for the benefit for at least seven years unless you terminate the Contract.

You may also convert the Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider (if the Guaranteed Lifetime Withdrawal Benefit rider is offered) on a monthly anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Covered Persons (the oldest person designated as the Annuitant under this rider) must be between the age of 55 and 85 as of the date of conversion for the Income Now option and between the age of 50 and 85 for the Income Later option, and we must receive your Written Request for conversion at our Mailing Address.

If you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the Monthly Anniversary following receipt of your request. The Lifetime Benefit Basis for the Guaranteed Lifetime Withdrawal Benefit will equal the greater of your Benefit Basis under the Guaranteed Minimum Accumulation Benefit rider and your Contract Value on the date of conversion. Also, when you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, you will not receive the death benefits that are integrated with the Guaranteed Lifetime Withdrawal Benefit rider. You will continue to receive the basic death benefit provided by the Contract and any optional death benefits that were elected, and you will continue to have all death benefits adjusted pro-rata for all withdrawals.

On conversion from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, the withdrawal percentages are established at the time of the first withdrawal after the conversion based on the age of the Covered Person(s) at the time of that withdrawal. Examples of how a conversion works are provided in Appendix D.

You should carefully consider whether to elect a renewal or conversion under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70(1/2)) and you expect to take required minimum distributions from the Contract.

Expiration Date. If you do not elect to convert or renew your rider, your rider will expire on the expiration date shown on your rider Data Pages and the Contract Value in the Foundation Account, if any, will be transferred to all other allocation options included in your Benefit Allocation Plan on a pro-rata basis.

Guaranteed Minimum Accumulation Benefit Charge. If you elect the Guaranteed Minimum Accumulation Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. The amount of the Guaranteed Minimum Accumulation Benefit charge is calculated by multiplying the current annual Guaranteed Minimum Accumulation Benefit charge percentage by the average daily Benefit Basis for the prior Contract Year. The current annual Guaranteed Minimum Accumulation Benefit charge percentage is 1.05%, with a maximum charge of 1.75%.

This charge percentage will not change unless you choose to Step-Up or renew your Benefit Period. You may pay a new current charge, up to the maximum charge for your rider, which may be higher. We will give you notice regarding the charge prior to any Step-Up or renewal you elect.

On each Contract Anniversary during the accumulation period, we will deduct the Guaranteed Minimum Accumulation Benefit charge pro-rata from your Contract Value except from Contract Value in the Foundation Account. If there is insufficient Contract Value in all other allocation options, we will deduct the charge from the Contract Value in the Foundation Account. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to Step-Up the Benefit Basis, conversion to a Guaranteed Lifetime Withdrawal Benefit rider, termination of the Guaranteed Minimum Accumulation Benefit rider after the expiration of the Minimum Charge Period, payment of death proceeds, or an Income Payout Option, if the surrender, election to Step-Up the Benefit Basis, conversion to Guaranteed Lifetime Withdrawal Benefit rider, termination, payment of death proceeds or the start of payments under an Income Payout Option does not occur on a Contract Anniversary.

Because the annual charge is determined by multiplying the current annual Guaranteed Minimum Accumulation Benefit rider charge percentage by the average daily Benefit Basis, making additional purchase payments that increase your Benefit Basis and electing to step up your Benefit Basis will result in an increase in the annual charge for this rider, even if the rider charge rate does not change.

If the current rider has not been approved in your state or your application is dated before May 1, 2010, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.)

                          DISTRIBUTION OF THE CONTRACT
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We have entered into a distribution agreement with CBSI for the distribution and sale of the Contract. CBSI is a wholly owned subsidiary of CUNA Mutual Investment Corporation, which is a wholly owned subsidiary of CMFG Life Insurance Company. CBSI is a member of FINRA, and offers the Contract through its registered representatives. CBSI may also enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Contract. Registered representatives of CBSI and selling firms who sell the Contracts have been appointed by us as insurance agents. We no longer issue new Contracts.

We pay up-front commissions of up to 7.25% of purchase payments to CBSI and selling firms for sales of the Contracts by their registered representatives. Alternatively, if elected, we may pay a reduced up-front commission in exchange for paying up to 1.00% of Contract Value as ongoing compensation either annually or quarterly for so long as the Contract remains in effect. Under B-Share Class Contracts without Purchase Payment Credits, we pay ongoing compensation annually. Under L-Share Class Contracts and B-Share Class Contracts with Purchase Payment Credits, we pay ongoing compensation quarterly. The greater the amount of compensation paid to CBSI at the time you make a purchase payment, the less we will pay as ongoing compensation.

CBSI and selling firms pay their registered representatives a portion of the compensation received for their sales of the Contracts. CBSI registered representatives and their managers may also be eligible for various cash benefits, such as insurance benefits, and non-cash compensation items that we and/or one or more of our affiliates may provide. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. CBSI's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year. This additional compensation can be up to 4.0% of the amount annuitized based upon the income option selected and the length of time the Contract was in force. Any trail commissions for Contract sales will cease upon payments made for Owner's life contingent annuitization. Our compensation practices generally discourage annuitization during the first Contract Year. However, there are exceptions to such general practices (such as when an Owner elects a variable Income Payout Option). Ask your agent for more information.

All of the Funds and/or the principal underwriter for the Funds make payments to CBSI under the Funds' Rule 12b-1 distribution and/or service plans in consideration of services provided by CBSI in distributing shares of those Funds and/or servicing Contract Owners. For the Ultra Series Fund, Rule 12b-1 fees are only paid on Class II shares. Rule 12b-1 payments may range up to 0.35% of Variable Account assets invested in a particular Fund. Payments under a Fund's Rule 12b-1 plan decrease the Fund's investment return.

A portion of the compensation paid to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your agent for further information about the compensation and other benefits the selling firm for which he or she works receives in connection with your purchase of a Contract.

No specific charge is assessed directly to Owners of the Contracts to cover commissions and other incentives or payments described above. We intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Contracts and other corporate revenue.

                               FEDERAL TAX MATTERS
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THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION
This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon our understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although we do not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give Owners investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (1) if any Owner dies on or after the Payout Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (2) if any Owner dies prior to the Payout Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such Owner or over a period not extending beyond the life expectancy of that Owner, provided that such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary" is the person designated by such Owner as an Annuitant and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "Designated Beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner. If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

TAXATION OF ANNUITIES
The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. We believe that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

If your Contract contains a Guaranteed Lifetime Withdrawal Benefit rider or Guaranteed Minimum Accumulation Benefit rider, it is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than annuity payments. In view of this uncertainty, we intend to treat amounts paid prior to the date of a Guaranteed Lifetime Withdrawal Benefit settlement as withdrawals and any amounts paid out under an Income Payout Option after the Guaranteed Lifetime Withdrawal Benefit settlement as annuity payments. You should consult a tax advisor before purchasing either of these riders. Similarly for Qualified Contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the Guaranteed Lifetime Withdrawal Benefit rider or the Guaranteed Minimum Accumulation Benefit rider itself. Consult a tax advisor.

Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts. The Contract Value immediately before a partial withdrawal may have to be increased by any positive market value adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of market value adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of a market value adjustment.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

However, if you purchase the Guaranteed Lifetime Withdrawal Benefit rider and you take a withdrawal or other distribution from your Contract (and the Contract Value has not been reduced to zero or less), the amount in excess of the greater of:

    (1) Contract Value, or
    (2) Guaranteed Lifetime Withdrawal Benefit Basis or Lifetime Benefit Basis over your investment in the Contract will be treated by us as a taxable distribution.

Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the Contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return. Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

    (1) made on or after the taxpayer reaches age 59(1/2);
    (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);
    (3) attributable to the taxpayer's becoming disabled;
    (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;
    (5) made under certain annuities issued in connection with structured settlement agreements; and
    (6) made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other tax penalties may apply to certain distributions under a Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

SEPARATE ACCOUNT CHARGES
It is possible that the Internal Revenue Service may take the position that rider fees (e.g. Spouse Beneficiary Death Benefit rider) are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT
A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects. In addition, if you exchange this Contract for a contract issued by someone other than us, we may require that you complete one or more forms provided by us in addition to any forms required by the other insurance company before we consider the exchange request in good order.

WITHHOLDING
Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions. "Taxable eligible rollover distributions" from section 401(a) plans, section 403(b) tax-sheltered annuities, and Section 457 governmental plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.


MULTIPLE CONTRACTS
All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

TAXATION OF QUALIFIED PLANS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59(1/2) (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless we consent. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and eligible plans under 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70(1/2) or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70(1/2). For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70(1/2). Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death. If your minimum required distribution amount exceeds your GAWA or GALWA, you will have to withdraw more than the GAWA or GALWA to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal amount. If you are attempting to satisfy minimum required distribution rules through partial withdrawals, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59(1/2) (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lesser of a limit specified in the Code or 100% of compensation includible in the Owner's gross income for the year. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 591/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.


Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under
Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or keeper, and other product providers. Effective November 15, 2007, new Contracts are no longer available to be used as funding vehicles for Code Section 403(b) retirement programs. Effective January 1, 2009, we will no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.


Certain Deferred Compensation Plans. Code Section 457(b) provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

POSSIBLE CHARGE FOR OUR TAXES
At the present time, we do not charge the Subaccounts for any Federal, state, or local taxes that we incur which may be attributable to such Subaccounts or the Contracts. We, however, may in the future charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Subaccounts or to the Contracts.

OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus.

Further, the Federal income tax consequences discussed herein reflect our understanding of current law and the law may change.

Federal Estate Taxes, Gift and Generation-Skipping Transfer. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST tax") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


For 2014, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


Medicare Tax. Beginning in 2013, distributions from non-qualified annuity policies will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Non-resident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.

In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

                                LEGAL PROCEEDINGS
================================================================================

We, like other life insurance companies, and our subsidiaries may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, us, or CBSI.

                                COMPANY HOLIDAYS
================================================================================

We are closed on the following holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. We are closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

                              FINANCIAL STATEMENTS
================================================================================

Our and the Variable Account's financial statements are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please contact us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.

                                   APPENDIX A
                              FINANCIAL HIGHLIGHTS
================================================================================


The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the ten years ended December 31, 2013 or the life of the subaccount, if not available for entire ten year period. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges.


B-SHARE CLASS


-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of       unit value end      value during      outstanding at
                Subaccount/Year                          period            of period            period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Fund, Class I
  2006                                                   $10.00(b)           $10.17              1.70%              123,093
  2007                                                    10.17               10.44              2.65%*           2,199,571
  2008                                                    10.44                8.46            (18.97%)           5,602,997
  2009                                                     8.46                9.75             15.25%            7,952,702
  2010                                                     9.75               10.43              6.97%            7,655,202
  2011                                                    10.43               10.62              1.82%            6,440,827
  2012                                                    10.62               11.42              7.53%            6,242,365
  2013                                                    11.42               12.13              6.22%            5,433,824
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Fund, Class II
  2009                                                   $10.00(e)           $11.39             13.90%*           1,106,479
  2010                                                    11.39               12.15              6.67%            2,786,311
  2011                                                    12.15               12.35              1.65%            3,316,576
  2012                                                    12.35               13.26              7.37%            3,089,030
  2013                                                    13.26               14.04              5.88%            2,758,329
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Fund, Class I
  2006                                                   $10.00(b)           $10.29              2.90%              782,785
  2007                                                    10.29               10.72              4.18%*           8,292,445
  2008                                                    10.72                7.38            (31.16%)          13,155,453
  2009                                                     7.38                8.79             19.11%           14,578,349
  2010                                                     8.79                9.56              8.76%           13,367,323
  2011                                                     9.56                9.63              0.73%           12,331,882
  2012                                                     9.63               10.51              9.14%           10,893,409
  2013                                                    10.51               12.00             14.18%            9,849,088
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Fund, Class II
  2009                                                   $10.00(b)           $11.78             17.80%*             991,391
  2010                                                    11.78               12.79              8.57%            2,389,371
  2011                                                    12.79               12.85              0.47%            2,715,525
  2012                                                    12.85               13.97              8.72%            2,396,299
  2013                                                    13.97               15.92             13.96%            2,116,122
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Fund, Class I
  2006                                                   $10.00(b)           $10.39              3.90%*              73,109
  2007                                                    10.39               11.04              6.26%              444,252
  2008                                                    11.04                6.42            (41.85%)             920,725
  2009                                                     6.42                8.11             26.32%            1,089,584
  2010                                                     8.11                8.90              9.74%              976,912
  2011                                                     8.90                8.82             (0.90%)             945,010
  2012                                                     8.82                9.70              9.98%              741,506
  2013                                                     9.70               11.72             20.82%              691,112
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Fund, Class II
  2009                                                   $10.00(e)           $12.04             20.40%*              42,691
  2010                                                    12.04               13.17              9.39%              104,526
  2011                                                    13.17               13.04             (0.99%)             137,002
  2012                                                    13.04               14.30              9.66%              134,348
  2013                                                    14.30               17.25             20.63%              110,805
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of       unit value end      value during      outstanding at
                Subaccount/Year                          period            of period            period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Fund, Class I
  2004                                                   $10.00(a)           $10.00              0.00%*              41,939
  2005                                                    10.00               10.15              1.50%            1,174,622
  2006                                                    10.15               10.47              3.15%            1,439,661
  2007                                                    10.47               10.82              3.34%            1,425,866
  2008                                                    10.82               10.87              0.46%            3,369,786
  2009                                                    10.87               10.73             (1.29%)           2,579,647
  2010                                                    10.73               10.59             (1.30%)           2,057,166
  2011                                                    10.59               10.45             (1.32%)           2,124,677
  2012                                                    10.45               10.33             (1.15%)           1,699,531
  2013                                                    10.33               10.21             (1.16%)           1,430,156
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Fund, Class II

  2009                                                   $10.00(e)            $9.89             (1.10%)*             18,736
  2010                                                     9.89                9.75             (1.42%)              58,514
  2011                                                     9.75                9.62             (1.33%)             101,061
  2012                                                     9.62                9.50             (1.25%)             168,627
  2013                                                     9.50                9.38             (1.26%)             177,693
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Core Bond Fund, Class I
  2004                                                   $10.00(a)           $ 9.98             (0.20%)*            191,144
  2005                                                    $9.98               10.10              1.20%            3,021,142
  2006                                                    10.10               10.36              2.57%            6,703,481
  2007                                                    10.36               10.75              3.76%            8,309,003
  2008                                                    10.75               10.91              1.49%            7,479,172
  2009                                                    10.91               11.47              5.13%            7,406,847
  2010                                                    11.47               11.99              4.53%            7,023,790
  2011                                                    11.99               12.64              5.42%            6,444,683
  2012                                                    12.64               12.88              1.90%            5,737,371
  2013                                                    12.88               12.42             (3.57%)           4,698,867
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Core Bond Class II
  2009                                                   $10.00(e)           $10.46              4.60%*             906,139
  2010                                                    10.46               10.91              4.30%            1,877,989
  2011                                                    10.91               11.47              5.13%            1,959,429
  2012                                                    11.47               11.66              1.66%            1,786,742
  2013                                                    11.66               11.22             (3.77%)           1,873,351
-----------------------------------------------------------------------------------------------------------------------------
Foundation Fund, Class I
  2010                                                   $10.00(f)           $10.04              0.40%*               3,600
  2011                                                    10.04               10.57              5.28%                7,651
  2012                                                    10.57               10.79              2.08%               19,441
  2013                                                    10.79               10.40             (3.61%)              21,764
-----------------------------------------------------------------------------------------------------------------------------
Foundation Fund, Class II
  2010                                                   $10.00(f)           $10.19              1.90%*             906,139
  2011                                                    10.19               10.71              5.10%            2,209,221
  2012                                                    10.71               10.89              1.68%            2,285,418
  2013                                                    10.89               10.47             (3.86%)           2,198,106
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Fund, Class I
  2004                                                   $10.00(a)           $10.25              2.50%*              68,835
  2005                                                    10.25               10.38              1.27%            1,090,104
  2006                                                    10.38               11.19              7.80%            2,256,194
  2007                                                    11.19               11.27              0.71%            2,765,242
  2008                                                    11.27                9.49            (15.79%)           2,048,874
  2009                                                     9.49               12.58             32.56%            1,802,918
  2010                                                    12.58               13.87             10.25%            1,612,960
  2011                                                    13.87               14.38              3.68%            1,432,873
  2012                                                    14.38               15.79              9.81%            1,263,405
  2013                                                    15.79               16.43              4.05%            1,050,701
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of       unit value end      value during      outstanding at
                Subaccount/Year                          period            of period            period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Fund, Class II
  2009                                                   $10.00(e)           $11.65             16.50%*              96,209
  2010                                                    11.65               12.81              9.96%              308,506
  2011                                                    12.81               13.25              3.43%              427,340
  2012                                                    13.25               14.51              9.51%              424,463
  2013                                                    14.51               15.05              3.72%              426,060
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Fund, Class I
  2004                                                   $10.00(a)           $10.62              6.20%*             119,533
  2005                                                    10.62               10.89              2.54%            2,169,035
  2006                                                    10.89               11.82              8.54%            3,424,692
  2007                                                    11.82               11.96              1.18%            4,020,570
  2008                                                    11.96               10.24            (14.38%)           3,612,923
  2009                                                    10.24               11.20              9.37%            3,830,984
  2010                                                    11.20               12.39             10.63%            3,385,613
  2011                                                    12.39               13.19              6.46%            3,278,887
  2012                                                    13.19               14.09              6.82%            2,998,128
  2013                                                    14.09               16.15             14.62%            3,106,936
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Fund, Class II
  2009                                                   $10.00(e)           $11.23             12.30%*             505,391
  2010                                                    11.23               12.39             10.33%            1,488,717
  2011                                                    12.39               13.15              6.13%            1,966,280
  2012                                                    13.15               14.00              6.46%            2,147,855
  2013                                                    14.00               15.98             14.14%            2,372,753
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Equity Income Fund, Class II(i)
  2010                                                   $10.00(f)           $10.52              5.20%*             155,456
  2011                                                    10.52               10.47             (0.48%)             218,575
  2012                                                    10.47                   -                 -                     -
  2013                                                        -                   -                 -                     -
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Fund, Class I
  2004                                                   $10.00(a)           $10.99              9.90%*             144,835
  2005                                                    10.99               11.45              4.19%            2,659,384
  2006                                                    11.45               13.63             19.04%            4,913,687
  2007                                                    13.63               13.53            (0.73%)            5,450,877
  2008                                                    13.53                8.55           (36.81%)            4,926,897
  2009                                                     8.55                9.86             15.32%            4,856,823
  2010                                                     9.86               10.54              6.90%            4,282,279
  2011                                                    10.54               11.17              5.98%            3,665,173
  2012                                                    11.17               12.34             10.47%            3,236,157
  2013                                                    12.34               15.83             28.28%            2,384,373
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Fund, Class II
  2009                                                   $10.00(e)           $12.50             25.00%*             199,080
  2010                                                    12.50               13.33              6.64%              364,026
  2011                                                    13.33               14.09              5.70%              360,090
  2012                                                    14.09               15.52             10.15%              337,516
  2013                                                    15.52               19.87             28.03%              318,337
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of       unit value end      value during      outstanding at
                Subaccount/Year                          period            of period            period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Fund, Class I
  2004                                                   $10.00(a)           $10.61              6.10%*             253,559
  2005                                                    10.61               10.73              1.13%            1,136,871
  2006                                                    10.73               11.42              6.43%            2,561,564
  2007                                                    11.42               12.67             10.95%            3,093,437
  2008                                                    12.67                7.85            (38.04%)           3,114,947
  2009                                                     7.85               10.70             36.31%            3,308,282
  2010                                                    10.70               11.84             10.65%            3,182,994
  2011                                                    11.84               11.55            (2.45)%            2,724,999
  2012                                                    11.55               12.67              9.70%            2,412,941
  2013                                                    12.67               16.31             28.73%            1,813,057
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Fund, Class II
  2009                                                   $10.00(e)           $12.51             25.10%*             465,462
  2010                                                    12.51               13.82             10.47%            1,404,631
  2011                                                    13.82               13.44             (2.75%)           1,880,956
  2012                                                    13.44               14.70              9.38%            1,810,753
  2013                                                    14.70               18.90             28.57%            1,655,840
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Fund, Class I(g)
  2004                                                   $ 9.72(a)           $10.82             11.40%*              53,327
  2005                                                    10.82               11.62              7.36%              814,644
  2006                                                    11.62               12.78              9.95%            1,610,620
  2007                                                    12.78               13.68              7.07%            1,707,968
  2008                                                    13.68                7.17            (47.59%)           1,571,400
  2009                                                     7.17               10.43             45.39%            1,441,262
  2010                                                    10.43               12.36             18.50%            3,235,450
  2011                                                    12.36               12.75              3.16%            2,875,671
  2012                                                    12.75               14.62             14.67%            2,220,643
  2013                                                    14.62               18.65             27.56%            1,755,982
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Fund, Class II(g)
  2009                                                   $ 9.85(e)           $12.31             25.00%*             136,020
  2010                                                    12.31               14.56             18.28%              766,431
  2011                                                    14.56               14.98              2.88%              808,626
  2012                                                    14.98               17.14             14.42%              740,460
  2013                                                    17.14               21.80             27.19%              664,076
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Fund, Class I(g)
  2007                                                   $10.00(c)           $ 8.96            (10.40%)*             39,663
  2008                                                     8.96                6.59            (26.45%)             144,697
  2009                                                     6.59                8.55             29.74%              219,242
  2010                                                     8.55               10.71             25.26%              235,953
  2011                                                    10.71               10.67             (0.37%)             228,995
  2012                                                    10.67               12.15             13.87%              211,693
  2013                                                    12.15               15.94             31.19%              185,232
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Fund, Class II(e)
  2009                                                   $10.00(e)           $13.05             30.50%*              46,422
  2010                                                    13.05               16.29             24.83%               77,961
  2011                                                    16.29               16.19             (0.61%)              77,751
  2012                                                    16.19               18.40             13.65%               72,295
  2013                                                    18.40               24.08             30.87%               68,165
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of       unit value end      value during      outstanding at
                Subaccount/Year                          period            of period            period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Fund, Class I(g)
  2004                                                   $10.00(a)           $11.22             12.20%*              28,569
  2005                                                    11.22               12.91             15.06%              594,014
  2006                                                    12.91               15.83             22.62%            1,334,155
  2007                                                    15.83               17.41              9.98%            1,575,524
  2008                                                    17.41               10.55            (39.40%)           1,541,019
  2009                                                    10.55               13.32             26.26%            1,585,093
  2010                                                    13.32               14.08              5.71%            2,037,495
  2011                                                    14.08               12.83             (8.88%)           1,837,292
  2012                                                    12.83               15.36             19.72%            1,591,698
  2013                                                    15.36               18.31             19.21%            1,279,302
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Fund, Class II(g)
  2009                                                   $10.00(e)           $13.11             31.10%*             294,723
  2010                                                    13.11               13.83              5.49%              892,574
  2011                                                    13.83               12.57             (9.11%)           1,130,341
  2012                                                    12.57               15.01             19.41%            1,115,947
  2013                                                    15.01               17.84             18.85%              993,297
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund, Class III
  2010                                                   $10.00(f)           $10.81              8.10%*           1,577,186
  2011                                                    10.81               10.29             (4.81%)           3,795,439
  2012                                                    10.29               11.17              8.55%            3,515,295
  2013                                                    11.17               12.62             12.98%            3,302,577
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Real Estate Fund, Series II
  2008                                                   $10.00(d)            $5.34            (46.60%)*            105,916
  2009                                                     5.34                6.91             29.40%              571,960
  2010                                                     6.91                8.00             15.77%              910,526
  2011                                                     8.00                7.37             (7.88%)           1,020,272
  2012                                                     7.37                9.30             26.19%              944,392
  2013                                                     9.30                9.41              1.18%              875,946
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Government Securities Fund, Series II
  2010                                                   $10.00(f)           $10.11              1.10%*           1,026,283
  2011                                                    10.11               10.71              5.93%            2,021,796
  2012                                                    10.71               10.79              0.75%            2,005,275
  2013                                                    10.79               10.35             (4.08%)           1,963,671
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund, Series II(h)
  2008                                                   $10.00(d)           $ 6.99            (30.10%)*            359,835
  2009                                                     6.99                8.56             22.46%            2,642,469
  2010                                                     8.56                9.48             10.75%            4,524,089
  2011                                                     9.48                9.15             (3.48%)           5,011,235
  2012                                                     9.15               10.32             12.79%            4,604,899
  2013                                                    10.32               13.64             32.17%            3,957,501
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund, Series II(h)
  2008                                                   $10.00(d)           $ 5.35            (46.50%)*            331,497
  2009                                                     5.35                8.26             54.39%              949,240
  2010                                                     8.26               10.38             25.67%            1,167,267
  2011                                                    10.38                9.29            (10.50%)           1,047,399
  2012                                                     9.29               10.24             10.23%            1,008,027
  2013                                                    10.24               13.82             34.96%              900,561
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of       unit value end      value during      outstanding at
                Subaccount/Year                          period            of period            period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Franklin High Income VIP Fund, Class 4 (f/k/a Franklin
  High Income Securities Fund)
  2008                                                   $10.00(d)           $ 7.44            (25.60%)*            219,911
  2009                                                     7.44               10.45             40.46%            1,183,884
  2010                                                    10.45               11.69             11.87%            1,768,372
  2011                                                    11.69               12.05              3.08%            1,808,381
  2012                                                    12.05               13.72             13.86%            1,630,164
  2013                                                    13.72               14.60              6.41%            1,558,378
-----------------------------------------------------------------------------------------------------------------------------
Franklin Income VIP Fund, Class 4 (f/k/a Franklin Income
   Securities Fund)
  2008                                                   $10.00(d)           $ 6.89            (31.10%)*            356,854
  2009                                                     6.89                9.20             33.53%              866,601
  2010                                                     9.20               10.22             11.09%            1,248,008
  2011                                                    10.22               10.32              0.98%            1,273,432
  2012                                                    10.32               11.45             10.95%            1,216,683
  2013                                                    11.45               12.87             12.40%            1,172,996
-----------------------------------------------------------------------------------------------------------------------------
Mutual Global Discovery VIP Fund, Class 4 (f/k/a Mutual
   Global Discovery Securities Fund)

  2008                                                   $10.00(d)           $ 7.34            (26.60%)*            141,357
  2009                                                     7.34                8.92             21.53%              532,197
  2010                                                     8.92                9.85             10.43%              788,668
  2011                                                     9.85                9.43             (4.26%)             788,980
  2012                                                     9.43               10.54             11.77%              737,030
  2013                                                    10.54               13.27             25.90%              668,997
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA Service
Shares
  2008                                                   $10.00(d)           $ 6.44            (35.60%)*            225,380
  2009                                                     6.44                8.70             35.09%              876,772
  2010                                                     8.70               10.57             21.49%            1,180,444
  2011                                                    10.57               10.19             (3.60%)           1,123,926
  2012                                                    10.19               11.83             16.09%            1,003,537
  2013                                                    11.83               16.42             38.80%              849,410
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund (R)/VA, Service Shares
  2008                                                   $10.00(d)           $ 6.36            (36.40%)*            352,155
  2009                                                     6.36                8.03             26.26%            1,770,701
  2010                                                     8.03                9.18             14.32%            2,723,032
  2011                                                     9.18                9.04             (1.53%)           2,477,648
  2012                                                     9.04               10.40             15.04%            2,091,478
  2013                                                    10.40               13.51             29.90%            1,891,523
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth Fund(R)/VA, Service
Shares
  2008                                                   $10.00(d)           $ 5.84            (41.60%)*            377,259
  2009                                                     5.84                8.02             37.33%            1,603,177
  2010                                                     8.02                9.07             13.09%            2,482,215
  2011                                                     9.07                8.28             (8.71%)           2,593,303
  2012                                                     8.28                9.95             20.17%            2,438,254
  2013                                                     9.95               12.34             24.02%            2,113,734
-----------------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(R) Strategy Portfolio,
Advisor Class
  2008                                                   $10.00(d)           $ 4.70            (53.00%)*            124,787
  2009                                                     4.70                6.57             39.79%              890,173
  2010                                                     6.57                8.05             22.53%            1,539,736
  2011                                                     8.05                7.35             (8.70%)           1,488,675
  2012                                                     7.35                7.63              3.81%            1,538,061
  2013                                                     7.63                6.41            (15.99%)           1,710,933
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of       unit value end      value during      outstanding at
                Subaccount/Year                          period            of period             period         end of period
-----------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio, Advisor Class
    2008                                                 $10.00(d)           $10.00              0.00%*             446,066
    2009                                                  10.00               11.24             12.40%            2,261,502
    2010                                                  11.24               11.99              6.67%            3,916,448
    2011                                                  11.99               12.25              2.17%            4,535,296
    2012                                                  12.25               13.23              8.00%            4,330,760
    2013                                                  13.23               12.79            (3.33%)            3,875,039
-----------------------------------------------------------------------------------------------------------------------------
PIMCO Global Bond Portfolio (Unhedged), Advisor Class
    2008                                                 $10.00(d)           $ 9.27             (7.30%)*            206,892
    2009                                                   9.27               10.68             15.21%            1,105,020
    2010                                                  10.68               11.76             10.11%            1,932,598
    2011                                                  11.76               12.48              6.12%            2,123,276
    2012                                                  12.48               13.16              5.45%            1,993,681
    2013                                                  13.16               11.87            (9.80%)            2,082,794
-----------------------------------------------------------------------------------------------------------------------------


*Not annualized.
(a)The Subaccount was added on October 11, 2004, with all Subaccounts starting with a $10.00 unit price.
(b)The Subaccount was added on October 30, 2006, with all Subaccounts starting with a $10.00 unit price.
(c)The Subaccount was added on May 1, 2007, with all Subaccounts starting with a $10.00 unit price.
(d)The Subaccount was added on May 1, 2008, with all Subaccounts starting with a $10.00 unit price.
(e)The Subaccount was added on May 1, 2009, with all Subaccounts starting with a $10.00 unit price.
(f)The Subaccount was added on May 1, 2010, with all Subaccounts starting with a $10.00 unit price.
(g)Effective as of the close of April 30, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Mid Cap Growth Class II, Ultra Series Small Cap Growth Class I, Ultra Series Small Cap Growth Class II, Ultra Series Global Securities Class I and Ultra Series Global Securities Class II Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Mid Cap Value Class II, Ultra Series Small Cap Value Class I, Ultra Series Small Cap Value Class II, Ultra Series International Stock Class I and Ultra Series International Stock Class II Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts' performance prior to May 1, 2010 is based on their accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts. The Ultra Series Small Cap Subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value Subaccount. The Ultra Series Global Cap Subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International Subaccount.
(h)Effective as of June 1, 2010, the Van Kampen Growth and Income and Van Kampen Mid Cap Growth Subaccounts reorganized into the Invesco Van Kampen V.I. Growth and Income and Invesco Van Kampen V.I. Mid Cap Growth Subaccounts, respectively.
(i)Effective as of July 31, 2012, the Ultra Series Equity Income Fund liquidated and funds were transferred to the Ultra Series Money Market Fund.

B-SHARE CLASS WITH PURCHASE PAYMENT CREDIT OPTION


-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Fund, Class I
  2007                                                   $10.00(a)           $ 9.88             (1.20%)*            305,834
  2008                                                     9.88                7.97            (19.33%)             647,602
  2009                                                     7.97                9.14             14.68%              715,206
  2010                                                     9.14                9.73              6.46%              706,480
  2011                                                     9.73                9.86              1.34%              730,954
  2012                                                     9.86               10.54              6.90%              611,667
  2013                                                    10.54               11.16              5.88%              461,977
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Fund, Class II
  2009                                                   $10.00(c)           $10.99              9.90%*               3,842
  2010                                                    10.99               11.67              6.19%               48,392
  2011                                                    11.67               11.80              1.11%               45,926
  2012                                                    11.80               12.60              6.78%               14,250
  2013                                                    12.60               13.30              5.56%               13,759
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Fund, Class I
  2007                                                   $10.00(a)           $ 9.79             (2.10%)*            403,229
  2008                                                     9.79                6.71            (31.46%)           1,067,784
  2009                                                     6.71                7.94             18.33%              946,642
  2010                                                     7.94                8.60              8.31%              871,732
  2011                                                     8.60                8.62              0.23%              791,384
  2012                                                     8.62                9.34              8.35%              678,738
  2013                                                     9.34               10.63             13.81%              533,647
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Fund, Class II
  2009                                                   $10.00(c)           $11.33             13.30%*              24,360
  2010                                                    11.33               12.23              7.94%               43,524
  2011                                                    12.23               12.23              0.00%               30,614
  2012                                                    12.23               13.27              8.50%               28,701
  2013                                                    13.27               15.04             13.34%               26,775
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Fund, Class I
  2007                                                   $10.00(a)           $ 9.89             (1.10%)*              2,483
  2008                                                     9.89                5.72            (42.16%)              27,950
  2009                                                     5.72                7.18             25.52%               16,497
  2010                                                     7.18                7.84              9.19%               58,192
  2011                                                     7.84                7.74             (1.28%)              13,563
  2012                                                     7.74                8.45              9.17%               12,429
  2013                                                     8.45               10.17             20.36%               12,120
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Fund, Class II
  2009                                                   $10.00(c)           $10.00              0.00%*                   -
  2010                                                    10.00               10.00              0.00%                    -
  2011                                                    10.00               10.00              0.00%                    -
  2012                                                    10.00               10.00              0.00%                    -
  2013                                                    10.00               10.00              0.00%                    -
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Fund, Class I
  2007                                                   $10.00(a)           $10.01              0.10%*               1,040
  2008                                                    10.01               10.00             (0.10%)              44,544
  2009                                                    10.00                9.82             (1.80%)              27,093
  2010                                                     9.82                9.65             (1.73%)              22,330
  2011                                                     9.65                9.48             (1.76%)              28,958
  2012                                                     9.48                9.34             (1.48%)              28,988
  2013                                                     9.34                9.20             (1.50%)              34,210
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Fund, Class II
  2009                                                   $10.00(c)           $10.00              0.00%*                   -
  2010                                                    10.00                9.95             (0.50%)                 662
  2011                                                     9.95                9.77             (1.81%)                 658
  2012                                                     9.77                9.61             (1.64%)               5,665
  2013                                                     9.61                9.45             (1.66%)               5,037
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Core Bond Fund, Class I
  2007                                                   $10.00(a)           $10.10              1.00%*              68,758
  2008                                                    10.10               10.21              1.09%              177,690
  2009                                                    10.21               10.68              4.60%              186,980
  2010                                                    10.68               11.11              4.03%              155,775
  2011                                                    11.11               11.65              4.86%              153,636
  2012                                                    11.65               11.81              1.37%              149,163
  2013                                                    11.81               11.34             (3.98%)             129,359
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Core Bond Class II
  2009                                                   $10.00(c)           $10.40              4.00%*               8,932
  2010                                                    10.40               10.79              3.75%               43,179
  2011                                                    10.79               11.28              4.54%               47,181
  2012                                                    11.28               11.42              1.24%               44,419
  2013                                                    11.42               10.95             (4.12%)              45,999
-----------------------------------------------------------------------------------------------------------------------------
Foundation Fund, Class I

 2010                                                    $10.00(d)           $10.00              0.00%*                   -
 2011                                                     10.00               10.00              0.00%                    -
 2012                                                     10.00               10.00              0.00%                    -
 2013                                                     10.00               10.00              0.00%                    -
-----------------------------------------------------------------------------------------------------------------------------
Foundation Fund, Class II
 2010                                                    $10.00(d)           $10.16              1.60%*              47,219
 2011                                                     10.16               10.63              4.63%               74,253
 2012                                                     10.63               10.75              1.13%               73,837
 2013                                                     10.75               10.30             (4.19%)              71,844
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Fund, Class I
  2007                                                   $10.00(a)           $ 9.87             (1.30%)*             10,357
  2008                                                     9.87                8.27            (16.21%)              31,480
  2009                                                     8.27               10.90             31.80%               24,346
  2010                                                    10.90               11.97              9.82%               22,138
  2011                                                    11.97               12.35              3.17%               22,658
  2012                                                    12.35               13.50              9.31%               23,364
  2013                                                    13.50               14.00              3.70%               18,600
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Fund, Class II
  2009                                                   $10.00(c)           $11.11             11.10%*               1,256
  2010                                                    11.11               12.17              9.54%                8,855
  2011                                                    12.17               12.52              2.88%               22,206
  2012                                                    12.52               13.67              9.19%               20,963
  2013                                                    13.67               14.12              3.29%               19,936
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Fund, Class I
  2007                                                   $10.00(a)           $10.00              0.00%*                   -
  2008                                                    10.00                8.76            (12.40%)              58,306
  2009                                                     8.76                9.53              8.79%               94,102
  2010                                                     9.53               10.49             10.07%               64,098
  2011                                                    10.49               11.11              5.91%               69,855
  2012                                                    11.11               11.81              6.30%               68,597
  2013                                                    11.81               13.47             14.06%               97,604
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Fund, Class II
  2009                                                   $10.00(c)           $11.08             10.80%*               5,765
  2010                                                    11.08               12.16              9.75%               52,107
  2011                                                    12.16               12.86              5.76%               67,071
  2012                                                    12.86               13.63              5.99%               48,653
  2013                                                    13.63               15.52             13.87%               45,199
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Equity Income Fund, Class II(g)
  2010                                                   $10.00(d)           $10.76              7.60%*               2,148
  2011                                                    10.76               10.66             (0.93%)               4,680
  2012                                                    10.66                   -                 -                     -
  2013                                                        -                   -                 -                     -
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Fund, Class I
  2007                                                   $10.00(a)           $ 9.79             (2.10%)*             43,979
  2008                                                     9.79                6.16            (37.08%)             146,480
  2009                                                     6.16                7.06             14.61%              152,007
  2010                                                     7.06                7.51              6.37%              134,056
  2011                                                     7.51                7.92              5.46%              120,100
  2012                                                     7.92                8.72             10.10%              111,403
  2013                                                     8.72               11.14             27.75%               87,014
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Fund, Class II
  2009                                                   $10.00(c)           $11.56             15.60%*               1,946
  2010                                                    11.56               12.27              6.14%                3,388
  2011                                                    12.27               12.91              5.22%                3,006
  2012                                                    12.91               14.17              9.76%                2,741
  2013                                                    14.17               18.07             27.52%                2,353
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Fund, Class I
  2007                                                   $10.00(a)           $ 9.79             (2.10%)*             20,915
  2008                                                     9.79                6.03            (38.41%)              77,507
  2009                                                     6.03                8.18             35.66%               79,306
  2010                                                     8.18                9.01             10.15%               69,828
  2011                                                     9.01                8.74             (3.00%)              68,162
  2012                                                     8.74                9.54              9.15%               64,738
  2013                                                     9.54               12.23             28.20%               50,975
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Fund, Class II
  2009                                                   $10.00(c)           $11.39            $13.90%*               3,659
  2010                                                    11.39               12.52              9.92%               53,042
  2011                                                    12.52               12.12             (3.19%)             119,218
  2012                                                    12.12               13.22              9.08%              119,554
  2013                                                    13.22               16.91             27.91%              107,412
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Fund, Class I(e)
  2007                                                   $10.18(a)           $ 9.91             (2.70%)*             10,432
  2008                                                     9.91                5.17            (47.79%)              42,775
  2009                                                     5.17                7.47             44.49%               43,072
  2010                                                     7.47                8.82             18.07%               91,003
  2011                                                     8.82                9.05              2.61%               77,487
  2012                                                     9.05               10.33             14.14%               70,110
  2013                                                    10.33               13.12             27.01%               57,405
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Fund, Class II(e)
  2009                                                   $ 9.86(c)           $11.61             17.70%*                 899
  2010                                                    11.61               13.67             17.74%               22,001
  2011                                                    13.67               14.00              2.41%               35,008
  2012                                                    14.00               15.95             13.93%               32,455
  2013                                                    15.95               20.21             26.71%               28,416
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Fund, Class I(e)
  2007                                                   $10.00(a)           $ 9.79             (2.10%)*                7,842
  2008                                                     9.79                7.16            (26.86%)                20,703
  2009                                                     7.16                9.25             29.19%                 19,885
  2010                                                     9.25               11.52             24.54%                 17,294
  2011                                                    11.52               11.42             (0.87%)                14,866
  2012                                                    11.42               12.96             13.49%                 15,262
  2013                                                    12.96               16.90             30.40%                 12,423
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Fund, Class II(e)
  2009                                                   $10.00(c)           $12.09             20.90%*                   323
  2010                                                    12.09               15.02             24.23%                    706
  2011                                                    15.02               14.85             (1.13%)                   645
  2012                                                    14.85               16.80             13.13%                    603
  2013                                                    16.80               21.86             30.12%                    492
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Fund, Class I(e)
  2007                                                   $10.00(a)           $ 9.87             (1.30%)*               19,251
  2008                                                     9.87                5.95            (39.72%)                71,804
  2009                                                     5.95                7.47             25.55%                 71,086
  2010                                                     7.47                7.86              5.22%                 90,677
  2011                                                     7.86                7.13             (9.29%)                89,518
  2012                                                     7.13                8.52             19.50%                 87,523
  2013                                                     8.52               10.12             18.78%                 72,352
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Fund, Class II(e)
  2009                                                   $10.00(c)           $11.42             14.20%*                 2,175
  2010                                                    11.42               11.99              4.99%                 30,528
  2011                                                    11.99               10.84             (9.59%)                62,556
  2012                                                    10.84               12.89             18.91%                 65,345
  2013                                                    12.89               15.27             18.46%                 56,812
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund, Class III
  2010                                                   $10.00(d)           $11.39             13.90%*                 3,800
  2011                                                    11.39               10.78             (5.36%)               109,510
  2012                                                    10.78               11.65              8.07%                 91,507
  2013                                                    11.65               13.09             12.36%                 83,963
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Real Estate Fund, Series II
  2008                                                   $10.00(b)           $ 5.38            (46.20%)*               10,653
  2009                                                     5.38                6.93             28.81%                 30,079
  2010                                                     6.93                7.98             15.15%                 75,472
  2011                                                     7.98                7.31             (8.40%)                88,059
  2012                                                     7.31                9.18             25.58%                 86,402
  2013                                                     9.18                9.24              0.65%                 80,954
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Government Securities Fund, Series II
Shares
  2010                                                   $10.00(d)           $10.11              1.10%*                47,055
  2011                                                    10.11               10.69              5.74%                158,257
  2012                                                    10.69               10.74              0.47%                173,205
  2013                                                    10.74               10.26             (4.47%)               169,314
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund, Series II(f)
  2008                                                   $10.00(b)           $ 6.94            (30.60%)*               37,477
  2009                                                     6.94                8.46             21.90%                140,566
  2010                                                     8.46                9.32             10.17%                407,580
  2011                                                     9.32                8.95             (3.97%)               477,088
  2012                                                     8.95               10.06             12.40%                474,642
  2013                                                    10.06               13.24             31.61%                429,463
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund, Series II(f)
  2008                                                   $10.00(b)           $ 5.40            (46.00%)*             33,191
  2009                                                     5.40                8.30             53.70%               69,208
  2010                                                     8.30               10.38             25.06%              124,060
  2011                                                    10.38                9.24            (10.98%)             111,960
  2012                                                     9.24               10.14              9.74%              115,530
  2013                                                    10.14               13.63             34.42%              111,680
-----------------------------------------------------------------------------------------------------------------------------
Franklin High Income VIP Fund, Class 4 (f/k/a Franklin
   High Income Securities Fund)
  2008                                                   $10.00(b)           $ 7.43            (25.70%)*             20,860
  2009                                                     7.43               10.39             39.84%               67,141
  2010                                                    10.39               11.56             11.26%              172,383
  2011                                                    11.56               11.86              2.60%              182,472
  2012                                                    11.86               13.46             13.49%              174,658
  2013                                                    13.46               14.24              5.79%              179,523
-----------------------------------------------------------------------------------------------------------------------------
Franklin Income VIP Fund, Class 4 (f/k/a Franklin
   Income Securities Fund)
  2008                                                   $10.00(b)           $ 6.88            (31.20%)*             45,078
  2009                                                     6.88                9.15             32.99%               74,255
  2010                                                     9.15               10.12             10.60%              127,452
  2011                                                    10.12               10.17              0.49%              117,648
  2012                                                    10.17               11.24             10.52%              113,899
  2013                                                    11.24               12.60             12.10%              115,961
-----------------------------------------------------------------------------------------------------------------------------
Mutual Global Discovery VIP Fund, Class 4 (f/k/a
   Mutual Global Discovery Securities Fund)
  2008                                                   $10.00(b)           $ 7.37            (26.30%)*             15,932
  2009                                                     7.37                8.92             21.03%               38,125
  2010                                                     8.92                9.80              9.87%               82,144
  2011                                                     9.80                9.33             (4.80%)              80,921
  2012                                                     9.33               10.39             11.36%               81,850
  2013                                                    10.39               13.00             25.12%               78,223
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA Service
Shares
  2008                                                   $10.00(b)           $ 6.41            (35.90%)*             24,168
  2009                                                     6.41                8.61             34.32%               52,486
  2010                                                     8.61               10.41             20.91%              106,278
  2011                                                    10.41                9.99             (4.03%)             101,193
  2012                                                     9.99               11.54             15.52%               96,139
  2013                                                    11.54               15.93             38.04%               85,057
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA, Service Shares
  2008                                                   $10.00(b)           $ 6.37            (36.30%)*             44,158
  2009                                                     6.37                8.01             25.75%              133,453
  2010                                                     8.01                9.11             13.73%              321,757
  2011                                                     9.11                8.93             (1.98%)             307,500
  2012                                                     8.93               10.23             14.56%              291,857
  2013                                                    10.23               13.24             29.42%              288,228
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth Fund(R)/VA, Service
Shares
  2008                                                   $10.00(b)           $ 5.88            (41.20%)*             36,663
  2009                                                     5.88                8.03             36.56%               93,055
  2010                                                     8.03                9.04             12.58%              218,891
  2011                                                     9.04                8.21             (9.18%)             239,399
  2012                                                     8.21                9.81             19.49%              239,844
  2013                                                     9.81               12.11             23.45%              220,396
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy Portfolio(R),
Advisor Class
  2008                                                   $10.00(b)           $ 4.84            (51.60%)*             11,985
  2009                                                     4.84                6.73             39.50%               42,929
  2010                                                     6.73                8.22             22.14%              118,183
  2011                                                     8.22                7.46             (9.25%)             122,389
  2012                                                     7.46                7.72              3.49%              137,616
  2013                                                     7.72                6.47            (16.19%)             160,508
-----------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio, Advisor Class
  2008                                                   $10.00(b)           $ 9.96             (0.40%)*             32,817
  2009                                                     9.96               11.15             11.95%              134,589
  2010                                                    11.15               11.83              6.10%              369,802
  2011                                                    11.83               12.03              1.69%              443,284
  2012                                                    12.03               12.96              7.73%              421,498
  2013                                                    12.96               12.47             (3.78%)             466,783
-----------------------------------------------------------------------------------------------------------------------------
PIMCO Global Bond Portfolio (Unhedged), Advisor
Class
  2008                                                   $10.00(b)           $ 9.24             (7.60%)*             21,955
  2009                                                     9.24               10.59             14.61%               63,189
  2010                                                    10.59               11.60              9.54%              180,208
  2011                                                    11.60               12.25              5.60%              215,732
  2012                                                    12.25               12.86              4.98%              212,470
  2013                                                    12.86               11.55            (10.19%)             241,697
-----------------------------------------------------------------------------------------------------------------------------


*Not annualized
(a)The Subaccount was added on November 1, 2007, with all Subaccounts starting with a $10.00 unit price.
(b)The Subaccount was added on May 1, 2008, with all Subaccounts starting with a $10.00 unit price.
(c)The Subaccount was added on May 1, 2009, with all Subaccounts starting with a $10.00 unit price.
(d)The Subaccount was added on May 1, 2010, with all Subaccounts starting with a $10.00 unit price.
(e)Effective as of the close of business on April 30, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Mid Cap Growth Class II, Ultra Series Small Cap Growth Class I, Ultra Series Small Cap Growth Class II, Ultra Series Global Securities Class I and Ultra Series Global Securities Class II Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Mid Cap Value Class II, Ultra Series Small Cap Value Class I, Ultra Series Small Cap Value Class II, Ultra Series International Stock Class I and Ultra Series International Stock Class II Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts' performance prior to May 1, 2010 is based on their accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts. The Ultra Series Small Cap Subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value Subaccount. The Ultra Series Global Cap Subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International Subaccount.
(f)Effective as of June 1, 2010, the Van Kampen Growth and Income and Van Kampen Mid Cap Growth Subaccounts reorganized into the Invesco Van Kampen V.I. Growth and Income and Invesco Van Kampen V.I. Mid Cap Growth Subaccounts, respectively.
(g)Effective as of July 31, 2012, the Ultra Series Equity Income Fund liquidated and funds were transferred to the Ultra Series Money Market Fund.

L-SHARE CLASS


-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Fund, Class I
  2007                                                   $10.00(a)           $10.05              0.50%*                 860
  2008                                                    10.05                8.11            (19.30%)              85,241
  2009                                                     8.11                9.30             14.67%              242,548
  2010                                                     9.30                9.90              6.45%              277,069
  2011                                                     9.90               10.04              1.41%              247,595
  2012                                                    10.04               10.73              6.87%              195,953
  2013                                                    10.73               11.36              5.87%              150,307
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Fund, Class II
  2009                                                   $10.00(c)           $10.95              9.50%*              15,543
  2010                                                    10.95               11.63              6.21%               83,862
  2011                                                    11.63               11.75              1.03%              145,551
  2012                                                    11.75               12.53              6.64%              124,683
  2013                                                    12.53               13.23              5.59%               86,976
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Fund, Class I
  2007                                                   $10.00(a)           $ 9.61             (3.90%)*             93,785
  2008                                                     9.61                6.59            (31.43%)             327,339
  2009                                                     6.59                7.81             18.51%              441,824
  2010                                                     7.81                8.46              8.32%              436,145
  2011                                                     8.46                8.48              0.24%              405,002
  2012                                                     8.48                9.20              8.49%              371,708
  2013                                                     9.20               10.46             13.70%              272,993
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Fund, Class II
  2009                                                   $10.00(c)           $11.45             14.50%*              16,798
  2010                                                    11.45               12.37              8.03%               48,100
  2011                                                    12.37               12.37              0.00%               48,982
  2012                                                    12.37               13.39              8.25%               52,613
  2013                                                    13.39               15.17             13.29%               57,058
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Fund, Class I
  2007                                                   $10.00(a)           $10.00              0.00%*                   -
  2008                                                    10.00                6.56            (34.40%)               9,334
  2009                                                     6.56                8.25             25.76%                7,923
  2010                                                     8.25                9.01              9.21%                6,013
  2011                                                     9.01                8.89             (1.33%)               5,749
  2012                                                     8.89                9.73              9.45%                4,061
  2013                                                     9.73               11.67             19.94%                3,785
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Fund, Class II
  2009                                                   $10.00(c)           $10.00              0.00%*                   -
  2010                                                    10.00               11.22             12.20%                4,080
  2011                                                    11.22               10.00            (10.87%)                   -
  2012                                                    10.00               10.00                  -                    -
  2013                                                    10.00               10.00              0.00%                    -
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Fund, Class I
  2007                                                   $10.00(a)           $10.00              0.00%*                   -
  2008                                                    10.00                9.98             (0.20%)              31,407
  2009                                                     9.98                9.81             (1.70%)              27,290
  2010                                                     9.81                9.64             (1.73%)              32,956
  2011                                                     9.64                9.47             (1.76%)              23,954
  2012                                                     9.47                9.31             (1.69%)               3,698
  2013                                                     9.31                9.16             (1.61%)               1,893
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Fund, Class II
  2009                                                   $10.00(c)           $10.00              0.00%*                   -
  2010                                                    10.00               10.00              0.00%                    -
  2011                                                    10.00               10.00              0.00%                    -
  2012                                                    10.00                9.91             (0.90%)               1,975
  2013                                                     9.91                9.73             (1.82%)               1,584
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Core Bond Fund, Class I
  2007                                                   $10.00(a)           $10.10              1.00%*                 545
  2008                                                    10.10               10.21              1.09%               55,251
  2009                                                    10.21               10.69              4.70%               95,294
  2010                                                    10.69               11.12              4.02%               78,695
  2011                                                    11.12               11.67              4.95%               79,470
  2012                                                    11.67               11.82              1.29%               78,748
  2013                                                    11.82               11.33             (4.15%)              24,425
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Core Bond Class II
  2009                                                   $10.00(c)           $10.35              3.50%*              13,165
  2010                                                    10.35               10.75              3.86%              109,374
  2011                                                    10.75               11.25              4.65%              126,053
  2012                                                    11.25               11.38              1.16%              141,317
  2013                                                    11.38               10.89             (4.31%)              87,427
-----------------------------------------------------------------------------------------------------------------------------
Foundation Fund, Class I
  2010                                                   $10.00(d)           $10.00              0.00%*                   -
  2011                                                    10.00               10.00              0.00%                    -
  2012                                                    10.00               10.00              0.00%                    -
  2013                                                    10.00               10.00              0.00%                    -
-----------------------------------------------------------------------------------------------------------------------------
Foundation Fund, Class II
  2010                                                   $10.00(d)           $10.00              0.00%*              52,017
  2011                                                    10.00               10.00              0.00%               84,791
  2012                                                    10.00               10.70              0.70%               78,248
  2013                                                    10.70               10.25             (4.21%)              72,510
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Fund, Class I
  2007                                                   $10.00(a)           $10.01              0.10%*                  91
  2008                                                    10.01                8.39            (16.18%)               9,429
  2009                                                     8.39               11.07             31.94%               42,452
  2010                                                    11.07               12.16              9.85%               41,145
  2011                                                    12.16               12.54              3.12%               37,444
  2012                                                    12.54               13.70              9.25%               36,472
  2013                                                    13.70               14.22              3.80%                6,403
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Fund, Class II
  2009                                                   $10.00(c)           $11.29             12.90%*               1,083
  2010                                                    11.29               12.37              9.57%               17,857
  2011                                                    12.37               12.73              2.91%               21,438
  2012                                                    12.73               13.88              9.03%               21,142
  2013                                                    13.88               14.35              3.39%               14,754
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Fund, Class I
  2007                                                   $10.00(a)           $10.00              0.00%*                   -
  2008                                                    10.00                8.83            (11.70%)              24,459
  2009                                                     8.83                9.60              8.72%               36,741
  2010                                                     9.60               10.58             10.21%               10,690
  2011                                                    10.58               11.21              5.95%               23,287
  2012                                                    11.21               11.90              6.16%               21,817
  2013                                                    11.90               13.56             13.95%               20,346
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage
                                                       unit value         Accumulation      change in unit    Number of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Fund, Class II
  2009                                                   $10.00(c)           $11.22             12.20%*              45,986
  2010                                                    11.22               12.13              9.89%              260,485
  2011                                                    12.13               13.03              5.68%              278,918
  2012                                                    13.03               13.80              5.91%              302,519
  2013                                                    13.80               15.69             13.70%              317,214
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Equity Income Fund, Class II(g)
  2010                                                   $10.00(f)           $10.06              0.60%*               3,000
  2011                                                    10.06                9.97             (0.89%)               6,859
  2012                                                     9.97                   -                  -                    -
  2013                                                        -                   -                  -                    -
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Fund, Class I
  2007                                                   $10.00(a)           $ 9.66             (3.40%)*                363
  2008                                                     9.66                6.08            (37.06%)              27,671
  2009                                                     6.08                6.98             14.80%               27,172
  2010                                                     6.98                7.43              6.45%               23,147
  2011                                                     7.43                7.83              5.38%               22,495
  2012                                                     7.83                8.60              9.83%               19,810
  2013                                                     8.60               10.98             27.67%               17,178
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Fund, Class II
  2009                                                   $10.00(c)           $11.99             19.90%*               3,171
  2010                                                    11.99               12.73              6.17%               35,694
  2011                                                    12.73               13.40              5.26%               43,504
  2012                                                    13.40               14.67              9.48%               41,219
  2013                                                    14.67               18.70             27.47%               27,095
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Fund, Class I
  2007                                                   $10.00(a)           $ 9.73             (2.70%)*                182
  2008                                                     9.73                6.00            (38.34%)              17,730
  2009                                                     6.00                8.14             35.67%               20,250
  2010                                                     8.14                8.97             10.20%               18,008
  2011                                                     8.97                8.71             (2.90%)              17,238
  2012                                                     8.71                9.49              8.96%               27,778
  2013                                                     9.49               12.17             28.24%               25,074
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Fund, Class II
  2009                                                   $10.00(c)           $11.98             19.80%*              10,842
  2010                                                    11.98               13.16              9.85%               53,807
  2011                                                    13.16               12.75             (3.12%)              67,154
  2012                                                    12.75               13.88              8.86%               64,486
  2013                                                    13.88               17.72             27.67%               49,082
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Fund, Class I(e)
  2007                                                   $10.15(a)            $9.77             (3.70%)*                 91
  2008                                                     9.77                5.09            (47.87%)               8,502
  2009                                                     5.09                7.37             44.62%                9,219
  2010                                                     7.37                8.70             18.05%               19,705
  2011                                                     8.70                8.93              2.64%               17,857
  2012                                                     8.93               10.21             14.33%               20,970
  2013                                                    10.21               12.96             26.93%               18,918
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Fund, Class II(e)
  2009                                                   $10.10(c)           $12.08             19.60%*               2,642
  2010                                                    12.08               14.23             17.80%               33,551
  2011                                                    14.23               14.57              2.39%               45,708
  2012                                                    14.57               16.58             13.80%               43,383
  2013                                                    16.58               21.02             26.78%               33,659
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage          Number
                                                       unit value         Accumulation      change in unit       of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Fund, Class I(e)
  2007                                                   $10.00(a)           $ 9.61             (3.90%)*                 91
  2008                                                     9.61                7.03            (26.85%)               5,994
  2009                                                     7.03                9.09             29.30%                4,840
  2010                                                     9.09               11.33             24.64%                5,974
  2011                                                    11.33               11.23             (0.88%)               5,536
  2012                                                    11.23               12.73             13.36%                5,412
  2013                                                    12.73               16.62             30.56%                4,903
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Fund, Class II(e)
  2009                                                   $10.00(c)           $12.93             29.30%*                 475
  2010                                                    12.93               16.08             24.36%                6,522
  2011                                                    16.08               15.90             (1.12%)               8,320
  2012                                                    15.90               17.96             12.96%                8,100
  2013                                                    17.96               23.37             30.12%                5,278
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Fund, Class I(e)
  2007                                                   $10.00(a)           $ 9.69             (3.10%)*                182
  2008                                                     9.69                5.85            (39.63%)              17,806
  2009                                                     5.85                7.35             25.64%               20,118
  2010                                                     7.35                7.73              5.17%               26,041
  2011                                                     7.73                7.01             (9.31%)              26,151
  2012                                                     7.01                8.35             19.12%               17,253
  2013                                                     8.35                9.92             18.80%               14,947
-----------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Fund, Class II(e)
  2009                                                   $10.00(c)           $11.99             19.90%*               5,732
  2010                                                    11.99               12.59              5.00%               41,280
  2011                                                    12.59               11.39             (9.53%)              45,708
  2012                                                    11.39               13.53             18.79%               49,431
  2013                                                    13.53               15.99             18.18%               34,014
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund, Class III
  2010                                                   $10.00(d)           $10.95              9.50%*              55,177
  2011                                                    10.95               10.37             (5.30%)             148,075
  2012                                                    10.37               11.20              8.00%              117,118
  2013                                                    11.20               12.60             12.50%               99,704
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Real Estate Fund, Series II
  2008                                                   $10.00(b)           $ 6.56            (34.40%)*              1,482
  2009                                                     6.56                8.45             28.81%                9,531
  2010                                                     8.45                9.74             15.27%               19,241
  2011                                                     9.74                8.93             (8.32%)              25,629
  2012                                                     8.93               11.21             25.53%               23,854
  2013                                                    11.21               11.28              0.62%               19,217
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Government Securities Fund, Series II
  2010                                                   $10.00(d)           $ 9.91             (0.90%)*             23,211
  2011                                                     9.91               10.48              5.75%               48,397
  2012                                                    10.48               10.52              0.38%               81,041
  2013                                                    10.52               10.05             (4.47%)              52,088
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund, Series II(f)
  2008                                                   $10.00(b)           $ 7.68            (23.20%)*              9,292
  2009                                                     7.68                9.37             22.01%               53,749
  2010                                                     9.37               10.33             10.25%              100,300
  2011                                                    10.33                9.92             (3.97%)             121,318
  2012                                                     9.92               11.13             12.20%              112,717
  2013                                                    11.13               14.62             31.36%              107,283
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage          Number
                                                       unit value         Accumulation      change in unit       of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund, Series II(f)
  2008                                                   $10.00(b)           $ 5.76            (42.40%)*              5,798
  2009                                                     5.76                8.85             53.65%               20,722
  2010                                                     8.85               11.07             25.08%               36,198
  2011                                                    11.07                9.86            (10.93%)              57,474
  2012                                                     9.86               10.82              9.74%               29,530
  2013                                                    10.82               14.51             34.10%               32,946
-----------------------------------------------------------------------------------------------------------------------------
Franklin High Income VIP Fund, Class 4 (f/k/a Franklin
   High Income Securities Fund)
  2008                                                   $10.00(b)           $ 7.72            (22.80%)*              5,342
  2009                                                     7.72               10.80             39.90%               63,373
  2010                                                    10.80               12.02             11.30%               98,897
  2011                                                    12.02               12.33              2.58%              105,977
  2012                                                    12.33               13.98             13.38%               98,520
  2013                                                    13.98               14.78              5.72%               50,741
-----------------------------------------------------------------------------------------------------------------------------
Fanklin Income VIP Fund, Class 4 (f/k/a Franklin Income
   Securities Fund)
  2008                                                   $10.00(b)           $ 7.49            (25.10%)*              5,074
  2009                                                     7.49                9.96             32.98%               89,060
  2010                                                     9.96               11.02             10.64%              123,682
  2011                                                    11.02               11.07              0.45%              126,054
  2012                                                    11.07               12.24             10.57%              119,907
  2013                                                    12.24               13.67             11.68%               53,503
-----------------------------------------------------------------------------------------------------------------------------
Mutual Global Discovery VIP Fund, Class 4 (f/k/a Mutual
   Global Discovery Securities Fund)
  2008                                                   $10.00(b)           $ 8.04            (19.60%)*              2,049
  2009                                                     8.04                9.74             21.14%               12,222
  2010                                                     9.74               10.71              9.96%               24,104
  2011                                                    10.71               10.20             (4.76%)              35,563
  2012                                                    10.20               11.35             11.27%               31,361
  2013                                                    11.35               14.22             25.29%               26,625
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA Service
Shares
  2008                                                   $10.00(b)           $ 6.76            (32.40%)*              3,971
  2009                                                     6.76                9.10             34.62%               18,254
  2010                                                     9.10               11.00             20.88%               32,985
  2011                                                    11.00               10.55            (4.09%)               39,059
  2012                                                    10.55               12.20             15.64%               36,242
  2013                                                    12.20               16.86             38.20%               29,538
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund (R)/VA, Service Shares
  2008                                                   $10.00(b)           $ 7.01            (29.90%)*              8,310
  2009                                                     7.01                8.82             25.82%               41,446
  2010                                                     8.82               10.03             13.72%               83,365
  2011                                                    10.03                9.83             (1.99%)              92,920
  2012                                                     9.83               11.26             14.55%               78,940
  2013                                                    11.26               14.52             28.95%               64,017
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth(R)/VA, Service Shares
  2008                                                   $10.00(b)           $ 6.35            (36.50%)*              6,189
  2009                                                     6.35                8.68             36.69%               34,342
  2010                                                     8.68                9.78             12.67%               60,185
  2011                                                     9.78                8.88             (9.20%)              67,928
  2012                                                     8.88               10.60             19.37%               63,056
  2013                                                    10.60               13.11             23.68%               56,894
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      Accumulation                            Percentage          Number
                                                       unit value         Accumulation      change in unit       of units
                                                      beginning of         unit value        value during      outstanding at
                Subaccount/Year                          period           end of period         period         end of period
-----------------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(R) Strategy Portfolio,
Advisor Class
     2008                                                $10.00(b)           $ 4.40            (56.00%)*              3,258
     2009                                                  4.40                6.13             39.32%               29,047
     2010                                                  6.13                7.49             22.19%               54,126
     2011                                                  7.49                6.80             (9.21%)              58,361
     2012                                                  6.80                7.03              3.38%               58,372
     2013                                                  7.03                5.89            (16.22%)              52,928
-----------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio, Advisor Class
     2008                                                $10.00(b)           $10.16              1.60%*              11,770
     2009                                                 10.16               11.38             12.01%              100,235
     2010                                                 11.38               12.07              6.06%              275,842
     2011                                                 12.07               12.28              1.74%              303,031
     2012                                                 12.28               13.21              7.57%              271,748
     2013                                                 13.21               12.71             (3.79%)             175,260
-----------------------------------------------------------------------------------------------------------------------------
PIMCO Global Bond Portfolio (Unhedged), Advisor Class
     2008                                                $10.00(b)           $ 9.28             (7.20%)*              8,072
     2009                                                  9.28               10.64             14.66%               64,343
     2010                                                 10.64               11.67              9.68%              111,520
     2011                                                 11.67               12.32              5.57%              121,146
     2012                                                 12.32               12.92              4.87%              116,286
     2013                                                 12.92               11.60            (10.22%)              75,800
-----------------------------------------------------------------------------------------------------------------------------


*Not annualized.
(a)The Subaccount was added on November 1, 2007, with all Subaccounts starting with a $10.00 unit price.
(b)The Subaccount was added on May 1, 2008, with all Subaccounts staring with a $10.00 unit price.
(c)The Subaccount was added on May 1, 2009, with all Subaccounts staring with a $10.00 unit price.
(d)The Subaccount was added on May 1, 2010, with all Subaccounts staring with a $10.00 unit price.
(e)Effective as of the close of business on April 30, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and Ultra Series Global Securities Class I Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and Ultra Series International Stock Class I Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts' performance prior to May 1, 2010 is based on its accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts. The Ultra Series Small Cap subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value subaccount. The Ultra Series Global Cap subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International subaccount.
(f)Effective as of June 1, 2010, the Van Kampen Growth and Income and Van Kampen Mid Cap Growth Subaccounts reorganized into the Invesco Van Kampen V.I. Growth and Income and Invesco Van Kampen V.I. Mid Cap Growth Subaccounts, respectively.
(g)Effective as of July 31, 2012, the Ultra Series Equity Income Fund liquidated and funds were transferred to the Ultra Series Money Market Fund.

                                   APPENDIX B
    EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL DEATH BENEFITS
================================================================================

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

    o In addition to the Minimum Guaranteed Death Benefit, the Owner chooses the Maximum Anniversary Value Death Benefit, the 3% Annual Guarantee Death Benefit, and the Earnings Enhanced Death Benefit.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are provided by a Guaranteed Lifetime Withdrawal Benefit rider - See Appendix C for examples relating to death benefits provided by a Guaranteed Lifetime Withdrawal Benefit rider.
    o At issue the Minimum Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, and the 3% Annual Guarantee Death Benefit are all equal to the $100,000 purchase payment.

EXAMPLE 1 (THE CONTRACT CROSSES THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Contract crosses the first Contract Anniversary. The Contract Value on the anniversary is $107,000.

    o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
    o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is greater than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit resets to the Contract Value.
    o The 3% Annual Guarantee Death Benefit is $103,000, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
    o For the Earnings Enhanced Death Benefit, the contract has $7,000 of earnings ($107,000 - $100,000 = $7,000), so the additional amount provided by this rider is $2,800. Therefore the total Earnings Enhanced Death Benefit is $109,800 which is the Contract Value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($107,000 + $2,800 = $109,800).
    o The death benefit amount that would be paid if a death occurred on this day would be $109,800. This is the largest of the death benefit values.

EXAMPLE 2 (THE CONTRACT CROSSES THE SECOND ANNIVERSARY): Starting with the Base Assumptions and the information provided in Example 1, the contract crosses the second Contract Anniversary. The Contract Value on the anniversary is $103,000.

    o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
    o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change.
    o The 3% Annual Guarantee Death Benefit is $106,090, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
    o For the Earnings Enhanced Death Benefit, the contract has $3,000 of earnings ($103,000 - $100,000 = $3,000), so the additional amount provided by this rider is $1,200. Therefore the total Earnings Enhanced Death Benefit is $104,200 which is the Contract Value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($103,000 + $1,200 = $104,200).
    o The death benefit amount that would be paid if a death occurred on this day would be $107,000. This is the largest of the death benefit values.

EXAMPLE 3 (THE CONTRACT CROSSES THE THIRD ANNIVERSARY): Starting with the Base Assumptions and the information provided in Example 1 and Example 2, the Contract crosses the third Contract Anniversary. The Contract Value on the anniversary is $98,000.

    o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
    o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change.
    o The 3% Annual Guarantee Death Benefit is $109,273, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
    o For the Earnings Enhanced Death Benefit, because the Contract Value is lower than the purchase payment, the contract does not have any earnings. Therefore this rider does not provide any additional amount and the total Earnings Enhanced Death Benefit is $98,000 which is the Contract Value.
    o The death benefit amount that would be paid if a death occurred on this day would be $109,273. This is the largest of the death benefit values.

EXAMPLE 4 (ADDITIONAL PURCHASE PAYMENT): Starting with the BASE ASSUMPTIONS, the Owner makes an additional purchase payment of $50,000 six months into the first Contract Year when the Contract Value is $105,000.

    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.
    o The Maximum Anniversary Value Death Benefit is $150,000, which is the prior Maximum Anniversary Value Death Benefit plus the additional purchase payment.
    o The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the purchase payment, the 3% Annual Guarantee Death Benefit is $151,489, which is the prior value increased by the purchase payment.
    o For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings ($105,000 - $100,000 = $5,000), so the additional amount provided by this rider is $2,000. Therefore the total Earnings Enhanced Death Benefit is $157,000 which is the Contract Value plus the additional purchase payment amount plus the additional benefit provided by the Earnings Enhanced Death Benefit ($105,000 + $50,000 + $2,000 = $157,000).
    o The Death Benefit amount that would be paid if a death occurred on this day would be $157,000. This is the largest of the death benefit values.

EXAMPLE 5 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN PURCHASE PAYMENT BASED DEATH BENEFITS): Starting with the BASE ASSUMPTIONS, the Owner makes a $10,000 withdrawal 6 months into the first Contract Year when the Contract Value is $105,000.

    o The Minimum Guaranteed Death Benefit is reduced by $9,524 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                          ($10,000/ $105,000 * $100,000 = $9,524)
             o The new Minimum Guaranteed Death Benefit after the withdrawal is $90,476 ($100,000 - $9,524 = $90,476). Because the
                 Contract Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.
    o The Maximum Anniversary Value Death Benefit is reduced by $9,524 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                          ($10,000/ $105,000 * $100,000 = $9,524)
             o The new Maximum Anniversary Value Death Benefit after the withdrawal is $90,476 ($100,000 - $9,524 = $90,476). Because the Contract Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.
    o The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $9,666 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                          ($10,000/ $105,000 * $101,489 = $9,666)
             o The new 3% Annual Guarantee Death Benefit after the withdrawal is $91,823 ($101,489 - $9,666 = $91,823). Because the
                 Contract Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.
    o For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings before the withdrawal ($105,000 - $100,000 = $5,000). However, withdrawals take earnings first, therefore the withdrawal is made up of $5,000 in earnings in the contract and $5,000 of purchase payments from the contract. Therefore, because the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $95,000 which is the Contract Value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.
    o The Death Benefit amount that would be paid if a death occurred on this day would be $95,000. This is the Contract Value, which is the largest of the death benefit values.

EXAMPLE 6 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN PURCHASE PAYMENT BASED DEATH BENEFITS): Starting with the BASE ASSUMPTIONS, the Owner makes a $10,000 withdrawal 6 months into the first Contract Year when the Contract Value is $80,000.

    o The Minimum Guaranteed Death Benefit is reduced by $12,500 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                        ($10,000/ $80,000 * $100,000 = $12,500)

             o The new Minimum Guaranteed Death Benefit after the withdrawal is $87,500 ($100,000 - $12,500 = $87,500). Because the
                 Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.
    o The Maximum Anniversary Value Death Benefit is reduced by $12,500 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                       ($10,000/ $80,000 * $100,000 = $12,500)
             o The new Maximum Anniversary Value Death Benefit after the withdrawal is $87,500 ($100,000 - $12,500 = $87,500). Because
                 the Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.
    o The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $12,686 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                       ($10,000/ $80,000 * $101,489 = $12,686)
             o The new 3% Annual Guarantee Death Benefit after the withdrawal is $88,803 ($101,489 - $12,686 = $88,803). Because the
                 Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.
    o For the Earnings Enhanced Death Benefit, the contract does not have any earnings before the withdrawal. So the withdrawal reduces the purchase payment base by $10,000. Because the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $70,000 which is the Contract Value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.

    o The Death Benefit amount that would be paid if a death occurred on this day would be $88,803. This is the largest of the death benefit values.

                                   APPENDIX C
  EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED ON
                              AND AFTER MAY 1, 2010
================================================================================

                               FOUNDATION ACCOUNT

EXAMPLE 1 (INITIAL ALLOCATION): If the Owner purchases a $100,000 Contract with an Income Later Guaranteed Lifetime Withdrawal Benefit and elects the Growth Model that requires 20% in the Foundation Account, we will allocate $20,000 of the purchase payment to the Foundation Account and the remaining $80,000 of the purchase payment to the Subaccounts in the Growth Model. The Lifetime Benefit Basis will equal $100,000. This example assumes that there are no deductions from the initial purchase payment.

EXAMPLE 2 (RIDER CHARGES): At the end of the first, Contract Year, the Contract Value in the Foundation Account has grown to $21,000 and the Contract Value in the Subaccounts that comprise the Growth Model has grown to $86,320 for a total Contract Value before deduction of Income Later rider charges of $107,320. The Income Later Rider charges we deduct at the end of the first Contract Year equals $950 ($100,000 Lifetime Benefit Basis x 0.95%). We deduct that amount proportionately from the Subaccounts that comprise the Growth Model (and any DCA Fixed Period, if applicable). The Contract Value in the Foundation Account now equals $21,000 (no adjustment) but the Contract Value in the Subaccounts that comprise the Growth Model now equals $85,370 ($86,320 - $950) for a total Contract Value of $106,370.

EXAMPLE 3 (RESET AT TRANSFER): Because this is an Income Later Guaranteed Lifetime Withdrawal Benefit, there is a 7.5% simple interest benefit; we will reset the Lifetime Benefit Basis to $107,500 ($100,000 prior Lifetime Benefit Basis + $7,500 ($100,000 x 7.5%)) because this exceeds the Contract Value of $106,370. At this point the Owner decides to transfer to a more aggressive Create Your Own Benefit Allocation Plan that requires 40% in the Foundation Account. At the point of transfer, the Foundation Account requirement is $43,000 ($107,500 Lifetime Benefit Basis x 40% Foundation Account requirement). We allocate $43,000 to the Foundation Account and the remaining Contract Value, $63,370 ($106,370 - $43,000 Foundation Account amount) to the Subaccounts that comprise the Create Your own Model. The total Contract Value remains $106,370, as was the case before transfer.

EXAMPLE 4 (STEP-UP): At the end of the second Contract Year, the Contract Value in the Foundation Account has grown from $43,000, as a result of market performance, to $45,150 and the Contract Value in the Subaccounts that comprise the Create Your Own Model has grown from $63,370, as a result of market performance, to $74,850. We deduct Income Later rider charges at the end of the second Contract Year of $1,021.25 ($107,500 Lifetime Benefit Basis x 0.95%) from the Contract Value that is not allocated to the Foundation Account. The Foundation Account now contains $45,150 (no adjustment) but the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Period) has been reduced to $73,828.75 ($74,850 - $1,021.25) for a total Contract Value of $118,978.75. Because Contract Value is greater than the Simple Interest Benefit Basis of $115,000 ($107,500 + ($100,000 x 7.5%)) a Step-Up
occurs, and the Foundation Account may be reset (we are currently waiving the requirement that the Foundation Account be reset on Step-Up).

EXAMPLE 5 (RESET DUE TO STEP-UP (THE RESET IS CURRENTLY BEING WAIVED)): Because a step-up has occurred, the Foundation Account requirement is equal $47,591.50 (a new stepped-up Lifetime Benefit Basis of $118,978.75 x 40% the Foundation Account requirement). We allocate the remaining Contract Value of $71,387.25 ($118,978.75 - $47,591.50) to the Subaccounts that comprise the Create Your Own Model. Note: The Foundation Account percentage requirement did not change, but because the Lifetime Benefit Basis increased, a higher Foundation Amount is required.

EXAMPLE 6 (ADVERSE MARKET): At the end of the third Contract Year, the Contract Value in the Foundation Account has fallen from $47,591.50 to $40,000, as a result of market performance, and the Contract Value in the Subaccounts that comprise the Create Your Own Model has fallen from $74,850 to $65,000, as a result of market performance. (These values assume that the requirement to reset the Foundation Account at Step-up was waived.) We deduct Income Later rider charges at the end of the third Contract Year of $1,130.30 ($118,978.75 Lifetime Benefit Basis x 0.95%) from the Contract Value that is not allocated to the Foundation Account. The Foundation Account now contains $40,000 (no adjustment) but the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Period) has been reduced to $63,869.70 ($65,000 - $1,130.30) for a total Contract Value of $103,869.70. Because the Contract Value is less than the Simple Interest Benefit Basis of $122,500 ($115,000 + ($100,000 x 7.5%)) no Step-Up occurs, and the allocation to the Foundation Account does not change. The Simple Interest Benefit is applied, increasing the Lifetime Benefit Basis to the Simple Interest Benefit Basis of $122,500.

EXAMPLE 7 (WITHDRAWALS): The Owner is 65 and ready to start Lifetime Withdrawals under the Income later Guaranteed Lifetime Withdrawal Benefit rider. The Lifetime Benefit Basis is now $137,500, the total Contract Value is $133,500. The Contract Value in the Foundation Account is $55,092.88 and the remaining Contract Value in the Subaccounts that comprise the Create Your Own Model is $78,407.12. The Owner takes a Lifetime Withdrawal of $6,187.50 ($137,500 x 4.5%). $6,187.50 is deducted proportionately first from the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Account). Thus, after the withdrawal, the Contract Value in the Foundation Account value will equal $55,092.88 and the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Account) will equal $72,219.62 ($78,407.12 - $6,187.50) for a total Contract Value of $127,312.50.
The Lifetime Benefit Basis will remain $137,500.

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

    o   The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,100 if a withdrawal is taken immediately (5.10% rate for withdrawals beginning at attained age 65 * $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.
    o There are no additional purchase payments during the window period, except where explicitly stated.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o   The GALWA is $7,650, which is 5.10% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,100 = $100,000 * 5.10%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,100 GALWA.
    o The GALWA is $5,100; this does not change because the withdrawal does not exceed the $5,100 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,900, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,100.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000. The Lifetime Benefit Basis assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $5,886 (5.40% rate for age 68 times the $109,000 Lifetime Benefit Basis).
    o The new Lifetime Benefit Basis is $64,886, because the $50,000 withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $44,114
                      o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886
                          = $44,114).
             2. A proportional adjustment of $33,365.43 for the amount of the excess withdrawal calculated as follows:
                      o   The excess withdrawal amount of $44,114,
                      o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $5,886 = $144,114)
                          and
                      o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
                      o   For an adjustment of $44,114 / $144,114 * $109,000 =
                          $33,365.43.
    o The larger of these adjustments is $44,114, so the new Lifetime Benefit Basis is $64,886 ($109,000 - $44,114 = $64,886).
    o The GALWA is $3,503.84 after the withdrawal, which is 5.40% (the rate for age 68) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
             1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.

             2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
                     o   $44,114 / $150,000 * $100,000 - $44,114 = -$14,704.67.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,704.67) = $64,704.67.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.
    o The Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $5,886 (5.4% rate for age 68 times the $109,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $44,121.22 because the withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $44,114.
                     o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886
                         = $44,114).
             2. A proportional adjustment of $64,878.78 for the amount of the excess withdrawal calculated as follows:
                     o   The excess withdrawal amount of $44,114.
                     o   Divided by the Contract Value prior to the withdrawal
                         reduced by the GALWA ($80,000 - $5,886 = $74,114).
                     o   Multiplied by the Lifetime Benefit Basis prior to the
                         withdrawal of $109,000.
                     o   For an adjustment of $44,114 / $74,114 * $109,000 =
                         $64,878.78.
    o The larger of these adjustments is $64,878.78, so the new Lifetime Benefit Basis is $44,121.22 ($109,000 - $64,878.78 = $44,121.22).
    o   The GALWA is $2,382.55, which is 5.4% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1.  The Minimum Guaranteed Death Benefit will be reduced by
                 $50,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
                     o   $44,114 / $80,000 * $100,000 - $44,114 = $11,028.50.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $11,028.50 = $38,971.50.

EXAMPLE 5 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
    o The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $125,000.
    o The GALWA after the step up is $6,750 (5.40% rate for age 68 times the $125,000 stepped-up Lifetime Benefit Basis).
             NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $5,940 (5.40% rate for age 68 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
             NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 7 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,100 (5.10% rate for age 65 - the time of the first withdrawal.
    o   Because no step up occurs, the withdrawal percentage does not change.
    o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 8 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $425 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,100. There has been a total of $4,250 withdrawn to this point this year (10 withdrawals of $425). The remaining lifetime withdrawal for the Contract Year is $850 ($5,100 - $4,250 = $850).
    o The excess withdrawal amount is $9,150 which is the $10,000 withdrawal amount less the $850 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,850 because the $10,000 withdrawal exceeds the $850 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $9,150.
                     o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $850 ($10,000 - $850 = $9,150).
             2. A proportional adjustment of $8,785.41 for the amount of the excess withdrawal calculated as follows:
                     o   The excess withdrawal amount of $9,150.
                     o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $850 = $104,150).
                     o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                     o   For an adjustment of $9,150 / $104,150 * $100,000 =
                         $8,785.41.
    o The larger of these adjustments is $9,150, so the new Lifetime Benefit Basis is $90,850 ($100,000 - $9,150 = $90,850).
    o The GALWA is $4,633.35 after the withdrawal, which is 5.10% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,750. The initial $100,000 has been reduced a total of $4,250 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $9,150 ($10,000 - $850 = $9,150).
                     o   $9,150 / $105,000 * $95,750 - $9,150 = -$806.07.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $95,750 - $10,000 - (-$806.07) = $86,556.07.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,850 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,633.35. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,459.37 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of
        (1) or (2) below:
             1.  The amount of the excess withdrawal: $25,000.
             2. A proportional adjustment of $28,390.63 for the amount of the excess withdrawal calculated as follows:
                     o   The excess withdrawal amount of $25,000.

                     o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                     o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,850.
                     o   For an adjustment of $25,000 / $80,000 * $90,850 =
                         $28,390.63.
    o The larger of these adjustments is $28,390.63, so the new Lifetime Benefit Basis is $62,459.37 ($90,850 - $28,390.63 = $62,459.37).
    o The GALWA is $3,185.43, which is 5.10% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,556.07, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                 o   $25,000 / $80,000 * $86,556.07 - $25,000 = $2,048.77.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $86,556.07 - $25,000 - $2,048.77 = $59,507.30.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68. This means:

    o   The Lifetime Benefit Basis is $100,000.
    o The GALWA is $4,500 if a withdrawal is taken immediately (4.50% rate for withdrawals beginning at attained age 68 x $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o   The GALWA is $6,750, which is 4.50% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,500 = $100,000 * 4.50%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $4,500 GALWA.
    o The GALWA is $4,500; this does not change because the withdrawal does not exceed the $4,500 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.

EXAMPLE 3 (A ONE-TIME NON-LIFETIME WITHDRAWAL THEN BEGIN LIFETIME WITHDRAWALS AT A LATER DATE): Starting with the Base Assumptions, the Owner withdraws the $4,500 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

    o Because the $4,500 withdrawal in the first year does not exceed the $4,500, GALWA it is not an excess withdrawal, and;
             o   The Lifetime Benefit Basis remains $100,000.
             o   The GALWA remains $4,500.
             o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.
    o On the fifth anniversary the Lifetime Benefit Basis is $130,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any additional withdrawals since the initial withdrawal, the Simple Interest Benefit commences with the second Rider Anniversary and the Lifetime Benefit Basis is increased by 7.5% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($7,500 * 4 = $30,000) - Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.

    o The GALWA is $6,500 which is 5.00% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $130,000.
    o   The Owner takes a lifetime withdrawal of $6,500.
    o Because the $6,500 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
           o  The Lifetime Benefit Basis remains $130,000.
           o  The GALWA remains $6,500.
           o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $89,000, which is the prior Minimum Guaranteed Death Benefit of $95,500 less the withdrawal of $6,500.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial Lifetime Benefit Basis ($7,500) on each of the first three Contract Anniversaries; for a total increase of $22,500 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,125 (5.00% rate for age 71 times the $122,500 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $77,050 because the $50,000 withdrawal exceeds the $6,125 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $43,875.
                 o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,125 ($50,000 - $6,125 =
                    $43,875).
           2. A proportional adjustment of $37,356.65 for the amount of the excess withdrawal calculated as follows:
                 o  The excess withdrawal amount of $43,875.
                 o  Divided by the Contract Value prior to the withdrawal
                    reduced by the GALWA ($150,000 - $6,125 = $143,875).
                 o  Multiplied by the Lifetime Benefit Basis prior to the
                    withdrawal of $122,500.
                 o  For an adjustment of $43,875 / $143,875 * $122,500 =
                    $37,356.65.
    o The larger of these adjustments is $43,875, so the new Lifetime Benefit Basis is $78,625 ($122,500 - $43,875 = $78,625).
    o The GALWA is $3,931.25 after the withdrawal, which is 5.00% (the rate for age 71) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,875 ($50,000 - $6,125 = $43,875).
                 o  $43,875 / $150,000 * $100,000 - $43,875 = -$14,625.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,625) = $64,625.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial basis ($7,500) on each of the first three Contract Anniversaries, for a total increase of $22,500.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,125 (5.00% rate for age 71 times the $122,500 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $49,746.19 because the withdrawal exceeds the $6,125 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $43,875.
                 o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,125 ($50,000 - $6,125 =
                    $43,875).
           2. A proportional adjustment of $72,753.81 for the amount of the excess withdrawal calculated as follows:
                 o  The excess withdrawal amount of $43,875.
                 o  Divided by the Contract Value prior to the withdrawal
                    reduced by the GALWA ($80,000 - $6,125 = $73,875).
                 o  Multiplied by the Lifetime Benefit Basis prior to the
                    withdrawal of $122,500.
                 o  For an adjustment of $43,875 / $73,875 * $122,500 =
                    $72,753.81.
    o The larger of these adjustments is $72,753.81, so the new Lifetime Benefit Basis is $49,746.19 ($122,500 - $72,753.81 = $49,746.19).

    o   The GALWA is $2,487.31, which is 5.00% of the new Lifetime Benefit
        Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,875 ($50,000 - $6,125 = $43,875).
                 o  $43,875 / $80,000 * $100,000 - $43,875 = $10,968.75.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,968.75 = $39,031.25.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

    o The existing Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial basis
        ($7,500) on each of the first three Contract Anniversaries.
    o The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $145,000.
    o The GALWA after the step up is $7,250 (5.00% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $4,950 (4.50% rate for age 68 - the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 8 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $4,500 (4.50% rate for age 68 - the time of the first withdrawal).
    o   Because no step up occurs, the GALWA does not change.
    o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdrawals of $375.00 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $4,500. There has been a total of $3,750 withdrawn to this point this year (10 withdrawals of $375). The remaining lifetime withdrawal for the Contract Year is $750 ($4,500 - $3,750 = $750).
    o The excess withdrawal amount is $9,250 which is the $10,000 withdrawal amount less the $750 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,750 because the $10,000 withdrawal exceeds the $750.00 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $9,250

                 o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $750 ($10,000 - $750 =
                    $9,250)
           2. A proportional adjustment of $8,872.90 for the amount of the excess withdrawal calculated as follows:
                 o  The excess withdrawal amount of $9,250.
                 o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $750 = $104,250).
                 o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                 o  For an adjustment of $9,250 / $104,250 * $100,000 =
                    $8,872.90.
    o The larger of these adjustments is $9,250, so the new Lifetime Benefit Basis is $90,750 ($100,000 - $9,250 = $90,750).
    o The GALWA is $4,083.75 after the withdrawal, which is 4.50% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $96,250. The initial $100,000 has been reduced a total of $3,750 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $9,250.00 ($10,000 - $750 = $9,250).
                 o  $9,250 / $105,000 * $96,250 - $9,250 = -$770.83
    o   The new Minimum Guaranteed Death Benefit after all adjustments $96,250
        - $10,000 - (-$770.83) = $87,020.83.

EXAMPLE 10 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,750 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,083.75. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,390.62 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1. The amount of the excess withdrawal: $25,000
           2. A proportional adjustment of $28,359.38 for the amount of the excess withdrawal calculated as follows:
                 o  The excess withdrawal amount of $25,000.
                 o Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                 o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,750.
                 o  For an adjustment of $25,000 / $80,000 * $90,750 =
                    $28,359.38.
    o The larger of these adjustments is $28,359.38, so the new Lifetime Benefit Basis is $62,390.62 ($90,750 - $28,359.38 = $62,390.62).
    o The GALWA is $2,807.58, which is 4.50% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $87,020.83, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                 o  $25,000 / $80,000 * $87,020.83 - $25,000 = $2,194.01.
    o The new Minimum Guaranteed Death Benefit after all adjustments $87,020.83 - $25,000 - $2,194.01 = $59,826.82.

CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
             TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL
                          BENEFIT) - INCOME NOW OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:

    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).

    o The GALWA is $6,375 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $143,750 (under the Simple Interest Benefit, it was increased by $3,750 - 3% of $125,000 each year).
    o The GALWA is $8,050 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner may take withdrawals of up to $8,050 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,100 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $115,000 (under the Simple Interest Benefit, it was increased by $3,000 - 3% of $100,000 each rider year).
    o The GALWA is $6,440 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner may take withdrawals of up to $6,440 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,825 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $86,250 (under the Simple Interest Benefit, it was increased by $2,250 - 3% of $75,000 each year).
    o The GALWA is $4,830 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner may take withdrawals of up to $4,830 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
             TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL
                         BENEFIT) - INCOME LATER OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
    o The GALWA is $5,625 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $171,875 (under the Simple Interest Benefit, it was increased by $9,375 - 7.5% of $125,000 each year).
    o The GALWA is $8,593.75 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner may take withdrawals of up to $8,893.75 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GMAB BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $4,500 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $137,500 (under the Simple Interest Benefit, it was increased by $7,500 - 7.5% of $100,000 each year).
    o The GALWA is $6,875 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner may take withdrawals of up to $6,875 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,375 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $103,125 (under the Simple Interest Benefit, it was increased by $5,625 - 7.5% of $75,000 each year).
    o The GALWA is $5,156.25 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner may take withdrawals of up to $5,156.25 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

                                   APPENDIX D
 EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED ON
                              AND AFTER MAY 1, 2010
================================================================================

                             10-YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o   The withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $150,000;
           3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o   So, the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000)
        * $100,000 = $33,333.33.
    o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
    o   The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
           1. partial withdrawal amount: $50,000;
           2. Contract Value immediately prior to the withdrawal: $80,000;
           3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o   So, the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000)
        * $100,000 = $62,500.
    o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4(th) Rider Anniversary the Contract Value is $135,000.

    o   The existing Benefit Basis is $100,000.
    o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
    o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14(th) Contract Anniversary (10 years from the step up date).

    NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

    NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10- YEAR PERIOD): Starting with the Base Assumptions, on the 10(th) Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS NOT TO RENEW THE BENEFIT
- 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10(th) Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o Since the Contract Value is greater than the Benefit Basis, the benefit expires without value.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10-YEAR PERIOD - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10(th) Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o   The rider will renew for an additional 10-year Benefit Period.
    o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20(th) Contract Anniversary (10 years from the renewal date).

    NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

    NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX E
  EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED ON
                AND AFTER OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010
================================================================================

Guaranteed Lifetime Withdrawal Benefit riders issued after October 19, 2009 but before May 1, 2010 have the same features described in this Prospectus for Guaranteed Lifetime Withdrawal Benefit rider, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued on or after May 1, 2010 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed before May 1, 2010.

Current Charges. We currently charge 1.05% for the Guaranteed Lifetime Withdrawal Benefit.

Covered Person. References are to the Annuitant and not the Covered Person.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Later rider is a follows:

-------------------------------------------------------------------------------
                            Attained Age of Annuitant
-------------------------------------------------------------------------------
 Age           55-60       61-64       65-69       70-74       75-79       80+
-------------------------------------------------------------------------------
 Percentage     3.75        4.25        4.50        5.00        5.25      5.50
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              Joint Annuitants -- Attained Age of Younger Annuitant(1)
-------------------------------------------------------------------------------
 Age           55-60       61-64       65-69       70-74       75-79       80+
-------------------------------------------------------------------------------
 Percentage     3.25        3.75        4.00        4.50        4.75      5.00
-------------------------------------------------------------------------------

(1) If only one Annuitant is living at the time of your first withdrawal, the single annuitant rates will apply.

Simple Interest Benefit. Under the Income Later rider, the current Simple Interest Benefit Increase is 7.0% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the following Benefit Allocation Plans are available if the Contract Owner wishes to change allocation options.

---------------------------------------------------------------------------------------------------
             Model                   Mix                  Subaccounts(1)
---------------------------------------------------------------------------------------------------
 Conservative/Moderate Blend         67%      Ultra Series Conservative Allocation
                                     33%      Ultra Series Moderate Allocation
---------------------------------------------------------------------------------------------------
 Conservative I-Model                40%      Ultra Series Core Bond
                                     10%      Ultra Series High Income
                                     18%      Ultra Series Large Cap Value
                                     12%      Ultra Series Large Cap Growth
                                      8%      Ultra Series Mid Cap
                                      3%      Ultra Series Small Cap
                                      9%      Ultra Series International Stock
---------------------------------------------------------------------------------------------------
 Conservative/Moderate I-Model       32%      Ultra Series Core Bond
                                      8%      Ultra Series High Income
                                     17%      Ultra Series Large Cap Value
                                     14%      Ultra Series Large Cap Growth
                                     12%      Ultra Series Mid Cap
                                      4%      Ultra Series Small Cap
                                     13%      Ultra Series International Stock
---------------------------------------------------------------------------------------------------
 Moderate I-Model                    24%      Ultra Series Core Bond
                                      6%      Ultra Series High Income
                                     16%      Ultra Series Large Cap Value
                                     16%      Ultra Series Large Cap Growth
                                     15%      Ultra Series Mid Cap
                                      5%      Ultra Series Small Cap
                                     18%      Ultra Series International Stock
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
             Model                   Mix                  Subaccounts(1)
---------------------------------------------------------------------------------------------------
 Moderate/Aggressive I-Model         16%      Ultra Series Core Bond
                                      4%      Ultra Series High Income
                                     15%      Ultra Series Large Cap Value
                                     17%      Ultra Series Large Cap Growth
                                     18%      Ultra Series Mid Cap
                                     10%      Ultra Series Small Cap
                                     30%      Ultra Series International Stock
---------------------------------------------------------------------------------------------------
 Aggressive I-Model                   8%      Ultra Series Core Bond
                                      2%      Ultra Series High Income
                                     14%      Ultra Series Large Cap Value
                                     18%      Ultra Series Large Cap Growth
                                     18%      Ultra Series Mid Cap
                                      6%      Ultra Series Small Cap
                                      4%      Ultra Series Small Cap Growth
                                     10%      Ultra Series Global Securities
                                     20%      Ultra Series International Stock
---------------------------------------------------------------------------------------------------
 Conservative R-Model                 5%      Franklin Income VIP
                                     10%      PIMCO VIT Global Bond
                                     10%      Franklin High Income VIP
                                     25%      PIMCO VIT Total Return
                                     13%      Oppenheimer Main Street VA
                                     16%      Invesco V.I. Growth and Income
                                      4%      Invesco V.I. Mid Cap Growth
                                      3%      Oppenheimer Main Street Small Cap VA
                                      3%      Franklin Mutual Global Discovery VIP
                                      6%      Oppenheimer International Growth VA
                                      2%      Invesco V.I. Global Real Estate
                                      3%      PIMCO VIT CommodityRealReturn(R) Strategy
---------------------------------------------------------------------------------------------------
 Conservative/Moderate R-Model        5%      Franklin Income VIP
                                      8%      PIMCO VIT Global Bond
                                      8%      Franklin High Income VIP
                                     19%      PIMCO VIT Total Return
                                     15%      Oppenheimer Main Street VA
                                     15%      Invesco V.I. Growth and Income
                                      6%      Invesco V.I. Mid Cap Growth
                                      5%      Oppenheimer Main Street Small Cap VA
                                      4%      Franklin Mutual Global Discovery Securities
                                      9%      Oppenheimer International Growth VA
                                      2%      Invesco V.I. Global Real Estate
                                      4%      PIMCO VIT CommodityRealReturn(R) Strategy
---------------------------------------------------------------------------------------------------
 Moderate R-Model                     5%      Franklin Income VIP
                                      6%      PIMCO VIT Global Bond
                                      6%      Franklin High Income VIP
                                     13%      PIMCO VIT Total Return
                                     17%      Oppenheimer Main Street VA
                                     14%      Invesco V.I. Growth and Income
                                      8%      Invesco V.I. Mid Cap Growth
                                      6%      Oppenheimer Main Street Small Cap VA
                                      7%      Franklin Mutual Global Discovery VIP
                                     11%      Oppenheimer International Growth VA
                                      3%      Invesco V.I. Global Real Estate
                                      4%      PIMCO VIT CommodityRealReturn(R) Strategy
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
             Model                   Mix                  Subaccounts(1)
---------------------------------------------------------------------------------------------------
 Moderate/Aggressive R-Model          5%      PIMCO VIT Global Bond
                                      4%      Franklin High Income VIP (f/k/a Franklin
                                              High Income Securities)
                                     11%      PIMCO VIT Total Return Portfolio
                                     18%      Oppenheimer Main Street VA
                                     12%      Invesco V.I. Growth and Income
                                     10%      Invesco V.I. Mid Cap Growth
                                      8%      Oppenheimer Main Street Small Cap VA
                                      8%      Franklin Mutual Global Discovery VIP (f/k/a Franklin
                                              Mutual Global Discovery Securities)
                                     16%      Oppenheimer International Growth VA
                                      4%      Invesco V.I. Global Real Estate
                                      4%      PIMCO VIT CommodityRealReturn(R) Strategy
---------------------------------------------------------------------------------------------------
 Aggressive R-Model                   5%      PIMCO VIT Global Bond
                                      2%      Franklin High Income VIP (f/k/a Franklin
                                              High Income Securities)
                                      3%      PIMCO VIT Total Return
                                     20%      Oppenheimer Main Street
                                     12%      Invesco V.I. Growth and Income Portfolio
                                     10%      Invesco V.I. Mid Cap Growth Portfolio
                                     10%      Oppenheimer Main Street Small Cap VA
                                     10%      Franklin Mutual Global Discovery VIP (f/k/a Franklin
                                              Mutual Global Discovery Securities)
                                     20%      Oppenheimer International Growth VA
                                      4%      Invesco V.I. Global Real Estate
                                      4%      PIMCO VIT CommodityRealReturn(R) Strategy
---------------------------------------------------------------------------------------------------
 Conservative C-Model                25%      Ultra Series Core Bond
                                     10%      Franklin High Income VIP (f/k/a Franklin
                                              High Income Securities)
                                     10%      PIMCO VIT Global Bond
                                      5%      PIMCO VIT Total Return
                                     16%      Invesco V.I. Growth and Income
                                     10%      Ultra Series Large Cap Growth
                                      8%      Ultra Series Mid Cap
                                      2%      Oppenheimer Main Street Small Cap VA
                                      7%      Ultra Series International Stock
                                      2%      Oppenheimer International Growth VA
                                      2%      Invesco V.I. Global Real Estate
                                      3%      PIMCO VIT CommodityRealReturn(R) Strategy
---------------------------------------------------------------------------------------------------
 Conservative/Moderate C-Model       20%      Ultra Series Core Bond
                                      8%      Franklin High Income VIP (f/k/a Franklin
                                              High Income Securities)
                                      8%      PIMCO VIT Global Bond
                                      4%      PIMCO VIT Total Return
                                     16%      Invesco V.I. Growth and Income
                                     12%      Ultra Series Large Cap Growth
                                     10%      Ultra Series Mid Cap
                                      3%      Oppenheimer Main Street Small Cap VA
                                      8%      Ultra Series International Stock
                                      5%      Oppenheimer International Growth VA
                                      2%      Invesco V.I. Global Real Estate
                                      4%      PIMCO VIT CommodityRealReturn(R) Strategy
---------------------------------------------------------------------------------------------------
 Moderate C-Model                    15%      Ultra Series Core Bond
                                      6%      Franklin High Income VIP (f/k/a Franklin
                                              High Income Securities)
                                      6%      PIMCO VIT Global Bond
                                      3%      PIMCO VIT Total Return
                                     16%      Invesco V.I. Growth and Income
                                     14%      Ultra Series Large Cap Growth
                                     11%      Ultra Series Mid Cap
                                      4%      Oppenheimer Main Street Small Cap VA
                                     10%      Ultra Series International Stock
                                      8%      Oppenheimer International Growth VA
                                      3%      Invesco V.I. Global Real Estate
                                      4%      PIMCO VIT CommodityRealReturn(R) Strategy
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
             Model                   Mix                  Subaccounts(1)
---------------------------------------------------------------------------------------------------
 Moderate/Aggressive C-Model          8%      Ultra Series Core Bond
                                      4%      Franklin High Income VIP (f/k/a Franklin
                                              High Income Securities)
                                      5%      PIMCO VIT Global Bond
                                      3%      PIMCO VIT Total Return
                                     13%      Invesco V.I. Growth and Income
                                     17%      Ultra Series Large Cap Growth
                                     11%      Ultra Series Mid Cap
                                      7%      Oppenheimer Main Street Small Cap VA
                                     14%      Ultra Series International Stock
                                     10%      Oppenheimer International Growth VA
                                      4%      Invesco V.I. Global Real Estate
                                      4%      PIMCO VIT CommodityRealReturn(R) Strategy
---------------------------------------------------------------------------------------------------
 Aggressive C-Model                   3%      Ultra Series Core Bond
                                      2%      Franklin High Income VIP (f/k/a Franklin
                                              High Income Securities)
                                      5%      PIMCO VIT Global Bond
                                     12%      Invesco V.I. Growth and Income
                                     18%      Ultra Series Large Cap Growth
                                     12%      Ultra Series Mid Cap
                                     10%      Oppenheimer Main Street Small Cap VA
                                     17%      Ultra Series International Stock
                                     13%      Oppenheimer International Growth VA
                                      4%      Invesco V.I. Global Real Estate
                                      4%      PIMCO VIT CommodityRealReturn(R) Strategy
---------------------------------------------------------------------------------------------------


(1) For the Ultra Series Fund, the models are composed of either the Class I or the Class II Subaccount depending on which Subaccount is available for your Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Excess Withdrawals under Income Later. If your Non-Lifetime Withdrawal is also an excess withdrawal, your Simple Interest Benefit Basis will be reset to equal the lesser of (a) the Simple Interest Benefit Basis as of the date of the withdrawal, minus the excess withdrawal amount, or (b) the reset Lifetime Benefit Basis. The annual credit to the Simple Interest Benefit Basis, when it resumes, will be equal to the reset Simple Interest Benefit Basis multiplied by the Simple Interest Benefit Increase rate.

Reset Lifetime Benefit Basis. If an excess withdrawal occurs, the Lifetime Benefit Basis will be reset to equal the previous Lifetime Benefit Basis reduced by the greater of:

       a.)       the excess withdrawal amount; or
       b.)       a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
         (1) = the excess withdrawal amount.
         (2) = the contract value prior to the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
         (3) = the Lifetime Benefit Basis prior to the withdrawal.

Reset Simple Interest Benefit Basis If an excess withdrawal occurs, the SIBB will be reset to equal to the lesser of:

    a) the SIBB as of the date of withdrawal, minus the excess withdrawal amount; or
    b)  the rest of LLB

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:
    o   The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,100 if a withdrawal is taken immediately (5.10% rate for withdrawals beginning at attained age 65 * $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.

    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.
    o There are no additional purchase payments during the window period, except where explicitly stated.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o   The GALWA is $7,650, which is 5.10% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,100 = $100,000 * 5.10%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,100 GALWA.
    o The GALWA is $5,100; this does not change because the withdrawal does not exceed the $5,100 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,900, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,100.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000. The Lifetime Benefit Basis assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $5,886 (5.40% rate for age 68 times the $109,000 Lifetime Benefit Basis).
    o The new Lifetime Benefit Basis is $64,886, because the $50,000 withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
            1.  The amount of the excess withdrawal: $44,114
                   o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 =
                      $44,114).
            2. A proportional adjustment of $33,365.43 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $44,114,
                   o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $5,886 = $144,114) and
                   o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
                   o  For an adjustment of $44,114 / $144,114 * $109,000 =
                      $33,365.43.
    o The larger of these adjustments is $44,114, so the new Lifetime Benefit Basis is $64,886 ($109,000 - $44,114 = $64,886).
    o The GALWA is $3,503.84 after the withdrawal, which is 5.40% (the rate for age 68) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
            1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
                   o  $44,114 / $150,000 * $100,000 - $44,114 = -$14,704.67.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,704.67) = $64,704.67.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $5,886 (5.4% rate for age 68 times the $109,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $44,121.22 because the withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
            1.  The amount of the excess withdrawal: $44,114.

                   o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 =
                      $44,114).
            2. A proportional adjustment of $64,878.78 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $44,114.
                   o  Divided by the Contract Value prior to the withdrawal
                      reduced by the GALWA ($80,000 - $5,886 = $74,114).
                   o  Multiplied by the Lifetime Benefit Basis prior to the
                      withdrawal of $109,000.
                   o  For an adjustment of $44,114 / $74,114 * $109,000 =
                      $64,878.78.
    o The larger of these adjustments is $64,878.78, so the new Lifetime Benefit Basis is $44,121.22 ($109,000 - $64,878.78 = $44,121.22).
    o   The GALWA is $2,382.55, which is 5.4% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
            1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
                   o  $44,114 / $80,000 * $100,000 - $44,114 = $11,028.50.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $11,028.50 = $38,971.50.

EXAMPLE 5 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
    o The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $125,000.
    o The GALWA after the step up is $6,750 (5.40% rate for age 68 times the $125,000 stepped-up Lifetime Benefit Basis).
            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $5,940 (5.40% rate for age 68 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
             NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 7 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,100 (5.10% rate for age 65 - the time of the first withdrawal.)
    o   Because no step up occurs, the withdrawal percentage does not change.
    o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 8 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $425 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,100. There has been a total of $4,250 withdrawn to this point this year (10 withdrawals of $425). The remaining lifetime withdrawal for the Contract Year is $850 ($5,100 - $4,250 = $850).
    o The excess withdrawal amount is $9,150 which is the $10,000 withdrawal amount less the $850 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,850 because the $10,000 withdrawal exceeds the $850 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
            1.  The amount of the excess withdrawal: $9,150.
                   o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $850 ($10,000 - $850
                      = $9,150).
            2. A proportional adjustment of $8,785.41 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $9,150.
                   o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $850 = $104,150).
                   o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                   o  For an adjustment of $9,150 / $104,150 * $100,000 =
                      $8,785.41.
    o The larger of these adjustments is $9,150, so the new Lifetime Benefit Basis is $90,850 ($100,000 - $9,150 = $90,850).
    o The GALWA is $4,633.35 after the withdrawal, which is 5.10% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,750. The initial $100,000 has been reduced a total of $4,250 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
            1.  The Minimum Guaranteed Death Benefit will be reduced by
                $10,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $9,150 ($10,000 - $850 = $9,150).
                   o  $9,150 / $105,000 * $95,750 - $9,150 = -$806.07.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $95,750 - $10,000 - (-$806.07) = $86,556.07.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,850 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,633.35. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,459.37 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
            1.  The amount of the excess withdrawal: $25,000.
            2. A proportional adjustment of $28,390.63 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $25,000.
                   o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                   o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,850.
                   o  For an adjustment of $25,000 / $80,000 * $90,850 =
                      $28,390.63.
    o The larger of these adjustments is $28,390.63, so the new Lifetime Benefit Basis is $62,459.37 ($90,850 - $28,390.63 = $62,459.37).
    o The GALWA is $3,185.43, which is 5.10% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,556.07, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
            1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                o  $25,000 / $80,000 * $86,556.07 - $25,000 = $2,048.77.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $86,556.07 - $25,000 - $2,048.77 = $59,507.30.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

    o   The Lifetime Benefit Basis is $100,000.
    o The GALWA is $4,500 if a withdrawal is taken immediately (4.50% rate for withdrawals beginning at attained age 68 x $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o   The GALWA is $6,750, which is 4.50% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,500 = $100,000 * 4.50%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $4,500 GALWA.
    o The GALWA is $4,500; this does not change because the withdrawal does not exceed the $4,500 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.

EXAMPLE 3 (A ONE-TIME NON-LIFETIME WITHDRAWAL THEN BEGIN LIFETIME WITHDRAWALS AT A LATER DATE): Starting with the Base Assumptions, the Owner withdraws the $4,500 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

    o Because the $4,500 withdrawal in the first year does not exceed the $4,500, GALWA it is not an excess withdrawal, and;
            o  The Lifetime Benefit Basis remains $100,000.
            o  The GALWA remains $4,500.
            o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.
    o On the fifth anniversary the Lifetime Benefit Basis is $128,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any withdrawals Because the initial withdrawal, the Simple Interest Benefit commences with the second Rider Anniversary and the Lifetime Benefit Basis is increased by 7% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($7,000 * 4 = $28,000) - Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.
    o The GALWA is $6,400 which is 5.00% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $128,000.
    o   The Owner takes a lifetime withdrawal of $6,400.
    o Because the $6,400 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
            o  The Lifetime Benefit Basis remains $128,000.
            o  The GALWA remains $6,400.
            o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $89,100, which is the prior Minimum Guaranteed Death Benefit of $95,500 less the withdrawal of $6,400.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial Lifetime Benefit Basis ($7,000) on each of the first three Contract Anniversaries; for a total increase of $21,000. The Lifetime Benefit Basis assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,050 (5.00% rate for age 71 times the $121,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $77,050 because the $50,000 withdrawal exceeds the $6,050 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
            1.  The amount of the excess withdrawal: $43,950.
                   o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,050 ($50,000 - $6,050 =
                      $43,950).
            2. A proportional adjustment of $36,943.04 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $43,950.
                   o  Divided by the Contract Value prior to the withdrawal
                      reduced by the GALWA ($150,000 - $6,050 = $143,950).
                   o  Multiplied by the Lifetime Benefit Basis prior to the
                      withdrawal of $121,000.
                   o  For an adjustment of $43,950 / $143,950 * $121,000 =
                      $36,943.04.
    o The larger of these adjustments is $43,950, so the new Lifetime Benefit Basis is $77,050 ($121,000 - $43,950 = $77,050).
    o The GALWA is $3,852.50 after the withdrawal, which is 5.00% (the rate for age 71) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
            1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $43,950 ($50,000 - $6,050 = $43,950).
                   o  $43,950 / $150,000 * $100,000 - $43,950 = -$14,650.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,650) = $64,650.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial basis ($7,000) on each of the first three Contract Anniversaries, for a total increase of $21,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,050 (5.00% rate for age 71 times the $121,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $49,087.22 because the withdrawal exceeds the $6,050 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
            1.  The amount of the excess withdrawal: $43,950.
                   o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,050 ($50,000 - $6,050 =
                      $43,950).
            2. A proportional adjustment of $71,912.78 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $43,950.
                   o  Divided by the Contract Value prior to the withdrawal
                      reduced by the GALWA ($80,000 - $6,050 = $73,950).
                   o  Multiplied by the Lifetime Benefit Basis prior to the
                      withdrawal of $121,000.
                   o  For an adjustment of $43,950 / $73,950 * $121,000 =
                      $71,912.78.
    o The larger of these adjustments is $71,912.78, so the new Lifetime Benefit Basis is $49,087.22 ($121,000 - $71,912.78 = $49,087.22).
    o   The GALWA is $2,454.36, which is 5.00% of the new Lifetime Benefit
        Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
            1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $43,950 ($50,000 - $6,050 = $43,950).
                   o  $43,950 / $80,000 * $100,000 - $43,950 = $10,987.50.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,987.50 = $39,012.50.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

    o The existing Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial basis ($7,000) on each of the first three Contract Anniversaries.

    o The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $145,000.
    o The GALWA after the step up is $7,250 (5.00% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $4,950 (4.50% rate for age 68 -- the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 8 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $4,500 (4.50% rate for age 68 - the time of the first withdrawal).
    o   Because no step up occurs, the GALWA does not change.
    o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED -- FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdrawals of $375.00 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.
    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $4,500. There has been a total of $3,750 withdrawn to this point this year
        (10 withdrawals of $375). The remaining lifetime withdrawal for the Contract Year is $750 ($4,500 - $3,750 = $750).
    o The excess withdrawal amount is $9,250 which is the $10,000 withdrawal amount less the $750 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,750 because the $10,000 withdrawal exceeds the $750.00 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
            1.  The amount of the excess withdrawal: $9,250
                   o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $750 ($10,000 - $750 =
                      $9,250)
            2. A proportional adjustment of $8,872.90 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $9,250.
                   o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $750 = $104,250).
                   o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                   o  For an adjustment of $9,250 / $104,250 * $100,000 =
                      $8,872.90.
    o The larger of these adjustments is $9,250, so the new Lifetime Benefit Basis is $90,750 ($100,000 - $9,250 = $90,750).
    o The GALWA is $4,083.75 after the withdrawal, which is 4.50% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $96,250. The initial $100,000 has been reduced a total of $3,750 for the 10 prior withdrawals.

    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
            1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $9,250.00 ($10,000 - $750 = $9,250).
                   o  $9,250 / $105,000 * $96,250 - $9,250 = -$770.83
    o The new Minimum Guaranteed Death Benefit after all adjustments $96,250 - $10,000 - (-$770.83) = $87,020.83.

EXAMPLE 10 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,750 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,083.75. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,390.62 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of
        (1) or (2) below:
            1.  The amount of the excess withdrawal: $25,000
            2. A proportional adjustment of $28,359.38 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $25,000.
                   o Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                   o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,750.
                   o  For an adjustment of $25,000 / $80,000 * $90,750 =
                      $28,359.38.
    o The larger of these adjustments is $28,359.38, so the new Lifetime Benefit Basis is $62,390.62 ($90,750 - $28,359.38 = $62,390.62).
    o The GALWA is $2,807.58, which is 4.50% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $87,020.83, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
            1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                   o  $25,000 / $80,000 * $87,020.83 - $25,000 = $2,194.01.
    o The new Minimum Guaranteed Death Benefit after all adjustments $87,020.83 - $25,000 - $2,194.01 = $59,826.82.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
    TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) -- INCOME
                                   NOW OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED -- CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:

    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $6,375 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $143,750 (it was increased by $3,750 - 3% of $125,000 each year).
    o The GALWA is $8,050 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $8,050, and the GALWA will remain $8,050 unless the Owner steps up the Benefit Basis.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED -- CONTRACT VALUE IS LESS THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,100 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $115,000 (it was increased by $3,000 - 3% of $100,000 each rider year).
    o The GALWA is $6,440 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $6,440, and the GALWA will remain $6,440 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,825 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $86,250 (it was increased by $2,250 - 3% of $75,000 each year).
    o The GALWA is $4,830 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $4,830, and the GALWA will remain $4,830 unless the Owner steps up the Benefit Basis.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
    TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) -- INCOME
                                  LATER OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED -- CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
    o The GALWA is $5,625 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $168,750 (it was increased by $8,750 - 7% of $125,000 each year).
    o The GALWA is $8,437.50 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $8,437.50, and the GALWA will remain $8,437.50 unless the Owner steps up the Benefit Basis.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED -- CONTRACT VALUE IS LESS THEN THE GMAB BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $4,500 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $135,000 (it was increased by $7,000 - 7% of $100,000 each year).
    o The GALWA is $6,750 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $6,750, and the GALWA will remain $6,750 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,375 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $101,250 (it was increased by $5,250 - 7% of $75,000 each year).
    o The GALWA is $5,062.50 (5.00 % - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $5,062.50, and the GALWA will remain $5,062.50 unless the Owner steps up the Benefit Basis.

                                   APPENDIX F
         GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED
                         AFTER APRIL 30, 2009 BUT BEFORE
                                OCTOBER 19, 2009
--------------------------------------------------------------------------------

Guaranteed Lifetime Withdrawal Benefit riders issued after April 30, 2009 but before October 19, 2009 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after October 19, 2009 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to October 19, 2009.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Now rider is as follows:

-------------------------------------------------------------------------------------------------------------
                                         Attained Age of Annuitant
-------------------------------------------------------------------------------------------------------------
Age            55   56   57   58   59   60   61   62   63   64   65   66   67   68   69   70   71   72   73
-------------------------------------------------------------------------------------------------------------
Percentage    4.2  4.4  4.6  4.8  5.1  5.2  5.3  5.4  5.5  5.6  5.7  5.8  5.9  6.0  6.1  6.2  6.3  6.4  6.5
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Age            74   75   76   77   78   79   80   81   82   83   84   85
-------------------------------------------------------------------------------------------------------------
Percentage    6.6  6.7  6.8  6.9  7.0  7.1  7.2  7.3  7.4  7.5  7.6  7.7
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                            Joint Annuitants - Attained Age of Younger Annuitant(1)
-------------------------------------------------------------------------------------------------------------
Age            55   56   57   58   59   60   61   62   63   64   65   66   67   68   69   70   71   72   73
-------------------------------------------------------------------------------------------------------------
Percentage    3.2  3.4  3.6  3.8  4.1  4.2  4.3  4.4  4.5  4.6  4.7  4.8  4.9  5.0  5.1  5.2  5.3  5.4  5.5
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Age            74   75   76   77   78   79   80   81   82   83   84   85
-------------------------------------------------------------------------------------------------------------
Percentage    5.6  5.7  5.8  5.9  6.0  6.1  6.2  6.3  6.4  6.5  6.6  6.7
-------------------------------------------------------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime benefit percentages for Annuitants under the Income Later rider is as follows:

--------------------------------------------------------------------------------
                              Attained Age of Annuitant
--------------------------------------------------------------------------------
Age              55-58         59-64         65-69         70-79           80+
--------------------------------------------------------------------------------
Percentage         4            4.5            5            5.5             6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Joint Annuitants - Attained Age of Younger Annuitant(1)
--------------------------------------------------------------------------------
Age              55-58         59-64         65-69         70-79           80+
--------------------------------------------------------------------------------
Percentage         3            3.5            4            4.5             5
--------------------------------------------------------------------------------

(1) If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Simple Interest Benefit. Under the Income Later rider, the Simple Interest Benefit increase will equal simple interest of 8% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Excess Withdrawals under Income Later. If your Non-Lifetime Withdrawal is also an excess withdrawal, your Simple Interest Benefit Basis will be reset to equal the lesser of (a) the Simple Interest Benefit Basis as of the date of the withdrawal, minus the excess withdrawal amount, or (b) the reset Lifetime Benefit Basis. The annual credit to the Simple Interest Benefit Basis, when it resumes, will be equal to the reset Simple Interest Benefit Basis multiplied by the Simple Interest Benefit Increase rate.

Continuation Benefit. There is no continuation benefit.

Reset Lifetime Benefit Basis. If an excess withdrawal occurs, the Lifetime Benefit Basis will be reset to equal the previous Lifetime Benefit Basis reduced by the greater of:

    a) the excess withdrawal amount; or
    b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
       (4) = the excess withdrawal amount.
       (5) = the contract value prior to the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.

       (6) = the Lifetime Benefit Basis prior to the withdrawal.

Reset Simple Interest Benefit Basis If an excess withdrawal occurs, the SIBB will be reset to equal to the lesser of:

    c) the SIBB as of the date of withdrawal, minus the excess withdrawal amount; or
    d) the reset LBB.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.85% of average daily Benefit Basis for the prior Contract Year.

                               *         *       *

EXAMPLES

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

    o    The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,700 if a withdrawal is taken immediately (5.70% rate for withdrawals beginning at attained age 65 * $100,000).
    o    The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o    The GALWA is $8,550, which is 5.70% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,700 = $100,000 * 5.70%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,700 GALWA.
    o The GALWA is $5,700; this does not change because the withdrawal does not exceed the $5,700 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,300, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,700.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000. The Lifetime Benefit Basis assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,540 (6.00% rate for age 68 times the $109,000 Lifetime Benefit Basis).
    o The new Lifetime Benefit Basis is $65,540, because the $50,000 withdrawal exceeds the $6,540 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:

              1. The amount of the excess withdrawal: $43,460
                    o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,540 ($50,000 - $6,540 =
                       $43,460).
              2. A proportional adjustment of $33,020.63 for the amount of the excess withdrawal calculated as follows:
                    o  The excess withdrawal amount of $43,460,
                    o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,540 = $143,460) and
                    o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.

                   o  For an adjustment of $43,460 / $143,460 * $109,000 =
                      $33,020.63.
    o The larger of these adjustments is $43,460, so the new Lifetime Benefit Basis is $65,540 ($109,000 - $43,560 = $65,540).
    o The GALWA is $3,932.40 after the withdrawal, which is 6.00% (the rate for age 68) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
            1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $43,460 ($50,000 - $6,540 = $43,460).
                   o  $43,460 / $150,000 * $100,000 - $43,460 = -$14,486.67.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,468.67) = $64,486.67.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,540 (6.00% rate for age 68 times the $109,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $44,514.02 because the withdrawal exceeds the $6,540 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
            1. The amount of the excess withdrawal: $43,460.
                   o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,540 ($50,000 - $6,540 =
                      $43,460).
            2. A proportional adjustment of $33,020.63 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $43,460.
                   o  Divided by the Contract Value prior to the withdrawal
                      reduced by the GALWA ($80,000 - $6,540 = $73,460).
                   o  Multiplied by the Lifetime Benefit Basis prior to the
                      withdrawal of $109,000.
                   o  For an adjustment of $43,460 / $73,460 * $109,000 =
                      $64,485.98.
    o The larger of these adjustments is $64,485.98, so the new Lifetime Benefit Basis is $44,514.02 ($109,000 - $64,485.98 = $44,514.02).
    o   The GALWA is $2,670.84, which is 6.00% of the new Lifetime Benefit
        Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
            1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $43,460 ($50,000 - $6,540 = $43,460).
                   o  $43,460 / $80,000 * $100,000 - $43,460 = $10,865.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,865 = $39,135.

EXAMPLE 5 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
    o The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $125,000.
    o The GALWA after the step up is $7,500 (6.00% rate for age 68 times the $125,000 stepped-up Lifetime Benefit Basis).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,700 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $6,600 (6.00% rate for age 68 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).

           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $82,900, the initial $100,000 reduced for each of the $5,700 withdrawals previously taken.

EXAMPLE 7 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,700 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,700 (5.70% rate for age 65 - the time of the first withdrawal.
    o   Because no step up occurs, the withdrawal percentage does not change.
    o The Minimum Guaranteed Death Benefit would be $82,900, the initial $100,000 reduced for each of the $5,700 withdrawals previously taken.

EXAMPLE 8 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $475 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,700. There has been a total of $4,750 withdrawn to this point this year (10 withdrawals of $475). The remaining lifetime withdrawal for the Contract Year is $950 ($5,700 - $4,750 = $950).
    o The excess withdrawal amount is $9,050 which is the $10,000 withdrawal amount less the $950 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,950 because the $10,000 withdrawal exceeds the $950 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1. The amount of the excess withdrawal: $9,050.
                    o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $950 ($10,000 - $950
                       = $9,050).
             2. A proportional adjustment of $8,697.74 for the amount of the excess withdrawal calculated as follows:
                    o  The excess withdrawal amount of $9,050.
                    o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $950 = $104,050).
                    o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                    o  For an adjustment of $9,050 / $104,050 * $100,000 =
                       $8,697.74.
    o The larger of these adjustments is $9,050, so the new Lifetime Benefit Basis is $90,950 ($100,000 - $9,050 = $90,950).
    o The GALWA is $5,184.15 after the withdrawal, which is 5.70% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,250. The initial $100,000 has been reduced a total of $4,750 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $9,050 ($10,000 - $950 = $9,050).
                    o $9,050 / $105,000 * $95,250 - $9,050 = -$840.36.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $95,250 - $10,000 - (-$840.36) = $86,090.36.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,950 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $5,184.15. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,528.12 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:

             1. The amount of the excess withdrawal: $25,000.
             2. A proportional adjustment of $28,421.88 for the amount of the excess withdrawal calculated as follows:
                    o  The excess withdrawal amount of $25,000.
                    o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                    o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,950.
                    o  For an adjustment of $25,000 / $80,000 * $90,950 =
                       $28,421.88.
    o The larger of these adjustments is $28,421.88, so the new Lifetime Benefit Basis is $62,528.12 ($90,950 - $28,421.88 = $62,528.12).
    o The GALWA is $3,564.10, which is 5.70% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,090.36, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
            1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
               o $25,000 / $80,000 x $86,090.36 - $25,000 = $1,903.24.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $86,090.36 - $25,000 - $1,903.24 = $59,187.12.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

    o   The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,000 if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 * $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o   The GALWA is $7,500, which is 5.00% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5.00%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
    o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,000, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,000.

EXAMPLE 3 (A ONE-TIME NON-LIFETIME WITHDRAWAL THEN BEGIN LIFETIME WITHDRAWALS AT A LATER DATE): Starting with the Base Assumptions, the Owner withdraws the $5,000 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

    o Because the $5,000 withdrawal in the first year does not exceed the $5,000, GALWA it is not an excess withdrawal, and;
           o  The Lifetime Benefit Basis remains $100,000.
           o  The GALWA remains $5,000.
           o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,000, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,000.
    o On the fifth anniversary the Lifetime Benefit Basis is $132,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any withdrawals Because the initial withdrawal, the Simple Interest Benefit commences with the second Rider

        Anniversary and the Lifetime Benefit Basis is increased by 8% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries
        ($8,000 * 4 = $32,000) - Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.
    o The GALWA is $7,260 which is 5.50% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $132,000.
    o   The Owner takes a lifetime withdrawal of $7,260.
    o Because the $7,260 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
            o  The Lifetime Benefit Basis remains $132,000.
            o  The GALWA remains $7,260.
            o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $87,740, which is the prior Minimum Guaranteed Death Benefit of $95,000 less the withdrawal of $7,260.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial Lifetime Benefit Basis ($8,000) on each of the first three Contract Anniversaries; for a total increase of $24,000. The Lifetime Benefit Basis assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,820 (5.50% rate for age 71 times the $124,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $80,820 because the $50,000 withdrawal exceeds the $6,820 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
             1. The amount of the excess withdrawal: $43,180.
                    o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,820 ($50,000 - $6,820 =
                       $43,180).
             2. A proportional adjustment of $37,395.73 for the amount of the excess withdrawal calculated as follows:
                    o  The excess withdrawal amount of $43,180.
                    o  Divided by the Contract Value prior to the withdrawal
                       reduced by the GALWA ($150,000 - $6,820 = $143,180).
                    o  Multiplied by the Lifetime Benefit Basis prior to the
                       withdrawal of $124,000.
                    o  For an adjustment of $43,180 / $143,180 * $124,000 =
                       $37,395.73.
    o The larger of these adjustments is $43,180, so the new Lifetime Benefit Basis is $80,820 ($124,000 - $43,180 = $80,820).
    o The GALWA is $4,445.10 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $43,180 ($50,000 - $6,820 = $43,180).
                    o  $43,180 / $150,000 * $100,000 - $43,180 = -$14,393.33.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,393.33) = $64,393.33.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial basis ($8,000) on each of the first three Contract Anniversaries, for a total increase of $24,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,820 (5.50% rate for age 71 times the $124,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $50,833.56 because the withdrawal exceeds the $6,820 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
            1. The amount of the excess withdrawal: $43,180.
                   o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,820 ($50,000 - $6,820 =
                      $43,180).
            2. A proportional adjustment of $37,395.73 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $43,180.
                   o  Divided by the Contract Value prior to the withdrawal
                      reduced by the GALWA ($80,000 - $6,820 = $73,180).
                   o  Multiplied by the Lifetime Benefit Basis prior to the
                      withdrawal of $124,000.
                   o  For an adjustment of $43,180 / $73,180 * $124,000 =
                      $73,166.44.

    o The larger of these adjustments is $73,166.44, so the new Lifetime Benefit Basis is $50,833.56 ($124,000 - $73,166.44 = $50,833.56).
    o   The GALWA is $2,795.85, which is 5.50% of the new Lifetime Benefit
        Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,180 ($50,000 - $6,820 = $43,180).
                 o $43,180 / $80,000 * $100,000 - $43,180 = $10,795.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,795 = $39,205.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

    o The existing Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial basis ($8,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $145,000.
    o The GALWA after the step up is $7,975 (5.50% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
           NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $5,500 (5.00% rate for age 68 - the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 8 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,000 (5.00% rate for age 68 - the time of the first withdrawal).
    o   Because no step up occurs, the GALWA does not change.
    o The Minimum Guaranteed Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the Contract Year is $833.30 ($5,000 - $4,166.70 = $833.30).
    o The excess withdrawal amount is $9,166.70 which is the $10,000 withdrawal amount less the $833.30 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,833.70 because the $10,000 withdrawal exceeds the $833.30 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
           1.  The amount of the excess withdrawal: $9,166.70

                   o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $833.30 ($10,000 - $833.30 = $9,166.70)
            2. A proportional adjustment of $8,800.03 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $9,166.70.
                   o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $833.30 = $104,166.70).
                   o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                   o  For an adjustment of $9,166.70 / $104,166.70 * $100,000 =
                      $8,800.03.
    o The larger of these adjustments is $9,166.70, so the new Lifetime Benefit Basis is $90,833.30 ($100,000 - $9,166.70 = $90,833.30).
    o The GALWA is $4,541.67 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
            1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 - $833.30 = $9,166.70).
                   o  $9,166.70 / $105,000 * $95,833.30 - $9,166.70 = -$820.27
    o The new Minimum Guaranteed Death Benefit after all adjustments $95,833.30 - $10,000 - (-$820.27) = $86,633.57.

EXAMPLE 10 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,833.30 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,541.67. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,447.89 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of
        (1) or (2) below:

            1. The amount of the excess withdrawal: $25,000
            2. A proportional adjustment of $28,385.41 for the amount of the excess withdrawal calculated as follows:
                   o  The excess withdrawal amount of $25,000.
                   o Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                   o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,833.30.
                   o  For an adjustment of $25,000 / $80,000 x $90,833.30 =
                      $28,385.41.
    o The larger of these adjustments is $28,385.41, so the new Lifetime Benefit Basis is $62,447.89 ($90,833.30 - $28,385.41 = $62,447.89).
    o The GALWA is $3,122.39, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
            1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                   o  $25,000 / $80,000 x $86,633.57 - $25,000 = $2,072.99.
    o The new Minimum Guaranteed Death Benefit after all adjustments $86,633.57 - $25,000 - $2,072.99 = $59,560.58.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
  TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME NOW
                                     OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:

    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).

    o The GALWA is $7,125 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $143,750 (it was increased by $3,750 - 3% of $125,000 each year).
    o The GALWA is $8,912.50 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $8,912.50, and the GALWA will remain $8,912.50 unless the Owner steps up the Benefit Basis.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,700 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $115,000 (it was increased by $3,000 - 3% of $100,000 each rider year).
    o The GALWA is $7,130 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $7,130, and the GALWA will remain $7,130 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $4,275 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $86,250 (it was increased by $2,250 - 3% of $75,000 each year).
    o The GALWA is $5,347.50 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $5,347.50, and the GALWA will remain $5,347.50 unless the Owner steps up the Benefit Basis.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT) TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME LATER
                                     OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
    o The GALWA is $6,250 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $175,000 (it was increased by $10,000 - 8% of $125,000 each year).

    o The GALWA is $9,625 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $9,625, and the GALWA will remain $9,625 unless the Owner steps up the Benefit Basis.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GMAB BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,000 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $140,000 (it was increased by $8,000 - 8% of $100,000 each year).
    o The GALWA is $7,700 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $7,700, and the GALWA will remain $7,700 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,750 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $105,000 (it was increased by $6,000 - 8% of $75,000 each year).
    o The GALWA is $5,775 (5.50 % - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $5,775, and the GALWA will remain $5,775 unless the Owner steps up the Benefit Basis.

                                   APPENDIX G
  GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER NOVEMBER
                         23, 2008 BUT BEFORE MAY 1, 2009
================================================================================

Guaranteed Lifetime Withdrawal Benefit riders issued after November 23, 2008 but before May 1, 2009 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after May 1, 2009 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Now rider is as follows:

-------------------------------------------
                         Joint Annuitants
                          - Attained Age
  Attained Age of           of Younger
     Annuitant             Annuitant(1)
-------------------------------------------
  Age     Percentage     Age    Percentage
-------------------------------------------
 55-58       4.75%      55-58      3.75%
-------------------------------------------
 59-64       5.25%      59-64      4.25%
-------------------------------------------
 65-69       5.75%      65-69      4.75%
-------------------------------------------
 70-74       6.25%      70-74      5.25%
-------------------------------------------
 75-79       6.75%      75-79      5.75%
-------------------------------------------
  80+        7.25%       80+       6.25%
-------------------------------------------

(1) If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime benefit percentages for Annuitants under the Income Later rider is as follows:

------------------------------------------------------
                      Attained Age of Annuitant
------------------------------------------------------
Age             55-58     59-69     70-79        80+
------------------------------------------------------
Percentage       4.5        5        5.5          6
------------------------------------------------------

--------------------------------------------------------------------
       Joint Annuitants - Attained Age of Younger Annuitant(1)
--------------------------------------------------------------------
Age              55-58          59-69          70-79           80+
--------------------------------------------------------------------
Percentage         3.5            4             4.5             5
--------------------------------------------------------------------

(1) If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Extra Credit Plan. The Purchase Payment Credit enhancement of 6% is not available.

Withdrawals in General. The Non-Lifetime Withdrawal is not available.

Excess Withdrawals. Each time there is an excess withdrawal, the Lifetime Benefit Basis will be reset to equal the lesser of:

   (1) the Contract Value immediately following the withdrawal; or
   (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first Excess Withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.

Simple Interest Benefit. Under the Income Now rider, the Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases).

Under the Income Later rider, the Simple Interest Benefit increase will equal simple interest of 10% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Continuation Benefit. There is no continuation benefit.

Termination. The rider does not terminate upon change of ownership of the Contract.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.70% of average daily Benefit Basis for the prior Contract Year.

                               *        *        *

EXAMPLES

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:

    o   The Lifetime Benefit Basis is $100,000; and
    o The guaranteed annual lifetime withdrawal amount is $5,250 (GALWA) if a withdrawal is taken immediately (5.25% rate for withdrawals beginning at attained age 64 x $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
    o The guaranteed annual lifetime withdrawal amount is $7,875, which is 5.25% of the new Lifetime Benefit Basis.
    o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,250 = $100,000 x 5.25%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,250 GALWA; and
    o The GALWA is $5,250; this does not change because the withdrawal does not exceed the $5,250 GALWA.
    o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $94,750, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,250.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000. The Lifetime Benefit Basis assumes that the lifetime basis has not been stepped-up to a higher amount.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,612.50 (5.75% rate for age 67 times the $115,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,612.50 GALWA. The adjusted amount is the lesser of (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 -
               $50,000 = $65,000; or
            2. The Contract Value after the withdrawal: $150,000 - $50,000 =
               $100,000.
    o The GALWA is $3,737.50 after the withdrawal, which is 5.75% (the rate for age 67) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
            1. The death benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $43,387.50 ($50,000 - $6,612.50 = $43,387.50).
                   o  $43,387.50/$150,000 * $100,000 - $43,765 = -$14,462.50
    o New death benefit after all adjustments $100,000 - $50,000 - (-$14,462.50) = $64,462.50

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
    o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,612.50 (5.75% rate for age 67 times the $115,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,612.50 GALWA. The adjusted value is the lesser of (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 -
               $50,000 = $65,000; or
            2. The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000
    o   The GALWA is $1,725, which is 5.75% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
            1. The death benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $43,387.50 ($50,000 - $6,612.50 = $43,387.50).
                   o  $43,387.50 / $80,000 * $100,000 - $43,387.50 = $10,846.88
    o New death benefit after all adjustments $100,000 - $50,000 - $10,846.88 = $39,153.13

EXAMPLE 5 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $437.50 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,250. There has been a total of $4,375 withdrawn to this point this year (10 withdrawals of $437.50). The remaining lifetime withdrawal for the Contract Year is $875 ($5,250 - $4,375 = $875).
    o Because the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,375, the $4,375 of prior withdrawals plus the $10,000 withdrawal.
    o The Lifetime Benefit Basis is adjusted to $85,625 because the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:
            1. The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,375 = $85,625; or
            2. The Contract Value after the withdrawal: $105,000 - $10,000 =
               $95,000.
    o The GALWA is $4,495.31 after the withdrawal, which is 5.25% (the rate for age 64) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o   The death benefit before the withdrawal is $95,625. The initial
        $100,000 has been reduced a total of $4,375 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
            1. The death benefit will be reduced by $10,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $9,125 ($10,000 - $875 = $9,125).
                   o  $9,125/ $105,000 * $95,625 - $9,125 = $-814.73
    o   New death benefit after all adjustments $95,625 - $10,000 - ($-814.73)
        = $86,439.73

EXAMPLE 6 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 6, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $85,625 as adjusted for the previous excess withdrawal.
    o The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,495.31. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal.
    o The Lifetime Benefit Basis is adjusted to $55,000 because the withdrawal is an excess withdrawal. The adjusted value is the lesser of
        (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $85,625 -
               $25,000 = $60,625; or
            2. The Contract Value after the withdrawal: $80,000 - $25,000 =
               $55,000
    o The GALWA is $2,887.50, which is 5.25% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The death benefit before the withdrawal is $86,439.73, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
            1. The death benefit will be reduced by $25,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                   o  $25,000 / $80,000 * $86,439.73 - $25,000 = $2,012.42

    o New death benefit after all adjustments $86,439.73 - $25,000 - $2,012.42 = $59,427.31

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $125,000.
    o The guaranteed annual lifetime withdrawal after the step up is $7,187.50 (5.75% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).
            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 8 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The guaranteed annual lifetime withdrawal after the step up is $6,325 (5.75% rate for age 67 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).

            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

    o The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

EXAMPLE 9 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The guaranteed annual lifetime withdrawal remains at $5,250 (5.25% rate for age 64 - the time of the first withdrawal.
    o   Because no step up occurs, the withdrawal percentage does not change.
    o The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

    o   The Lifetime Benefit Basis is $100,000; and
    o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 x $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
    o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5.00% of the new Lifetime Benefit Basis.

    o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5.00%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
    o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
    o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $95,000, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,000.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial Lifetime Benefit Basis ($10,000) on each of the first three Contract Anniversaries; for a total increase of $30,000. The Lifetime Benefit Basis assumes that the lifetime basis has not been stepped-up to a higher amount.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $7,150 (5.50% rate for age 71 times the $130,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $80,000 because the $50,000 withdrawal exceeds the $7,150 GALWA. The adjusted amount is the lesser of (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $130,000 -
               $50,000 = $80,000; or
            2. The Contract Value after the withdrawal: $150,000 - $50,000 =
               $100,000.
    o The GALWA is $4,400 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
            1. The death benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $42,850 ($50,000 - $7,150 = $42,850).
                   o  $42,850 / $150,000 * $100,000 - $42,850 = $-13,500
    o New death benefit after all adjustments $100,000 - $50,000 - ($-13,500) = $63,500

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract Anniversaries, for a total increase of $30,000.
    o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $7,150 (5.50% rate for age 71 times the $130,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $7,150 GALWA. The adjusted value is the lesser of (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $130,000 -
               $50,000 = $80,000; or
            2. The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000
    o   The GALWA is $1,650, which is 5.50% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
            1. The death benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $42,850 ($50,000 - $7,150 = $42,850).
                   o  $42,850 / $80,000 * $100,000 - $42,850 = $10,875
    o New death benefit after all adjustments $100,000 - $50,000 - $10,875 = $39,125

EXAMPLE 5 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the Contract Year is $833.30 ($5,000
        - $4,166.70 = $833.30).

    o Because the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,166.70, the $4,166.70 of prior withdrawals plus the $10,000 withdrawal.
    o The Lifetime Benefit Basis is adjusted to $85,833.30 because the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:
            1. The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,166.70 = $85,833.30; or
            2. The Contract Value after the withdrawal: $105,000 - $10,000 =
               $95,000.
    o The GALWA is $4,291.66 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The death benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
            1. The death benefit will be reduced by $10,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 - $833.30 = $9,166.70).
                   o  $9,166.70/ $105,000 * $95,833.30 - $9,166.70 = $-820.27
    o New death benefit after all adjustments $95,833.30 - $10,000 - ($-820.27) = $86,633.57

EXAMPLE 6 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 6, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $85,833.30 as adjusted for the previous excess withdrawal.
    o The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,291.66. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal.
    o The Lifetime Benefit Basis is adjusted to $55,000 because the withdrawal is an excess withdrawal. The adjusted value is the lesser of
        (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $85,833.30
               - $25,000 = $60,833.30; or
            2. The Contract Value after the withdrawal: $80,000 - $25,000 =
               $55,000
    o The GALWA is $2,750, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The death benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
            1. The death benefit will be reduced by $25,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                   o  $25,000 / $80,000 * $86,633.57 - $25,000 = $2,072.99
    o New death benefit after all adjustments $86,633.57 - $25,000 - $2,072.99 = $59,560.58

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $145,000.

    o The existing Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $145,000.
    o The guaranteed annual lifetime withdrawal after the step up is $7,975 (5.50% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 8 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The guaranteed annual lifetime withdrawal after the step up is $5,000 (5.00% rate for age 68 -The withdrawal percentage is established based on current age at the time of the first withdrawal, and does not change once withdrawals have started).

            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 9 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The guaranteed annual lifetime withdrawal remains at $5,000 (5.00% rate for age 68 - the time of the first withdrawal.
    o Because no step up occurs, the lifetime withdrawal amount does not change.
    o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                   APPENDIX H
       GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
                  OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008
================================================================================

Guaranteed Minimum Withdrawal Benefit riders issued after October 28, 2007 but before November 24, 2008 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after November 24, 2008 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Excess Withdrawal. Each time there is an excess withdrawal, the Lifetime Benefit Basis will be reset to equal the lesser of:

    (1) the Contract Value immediately following the withdrawal; or
    (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first excess withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.

Maximum Anniversary Death Benefit. An optional Maximum Anniversary Death Benefit is offered. Before the Annuitant's age 85 Contract Anniversary, the death benefit payable under the Guaranteed Minimum Withdrawal Benefit will be the greater of the Maximum Anniversary Value and the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium expense charge not previously deducted. On or after the Annuitant's 85(th) Contract Anniversary, the amount that will be payable under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit will be the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium expense charge not previously deducted.

On the rider issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

(1)   the date an additional purchase payment is received by us;
(2)   the date of payment of a partial withdrawal; and
(3)   on each Rider Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

Under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit, if there is a partial withdrawal, the Guaranteed Minimum Withdrawal Benefit with Maximum Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, we will adjust the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

    (a) =  the excess withdrawal amount;
    (b) =  the Contract Value immediately before the excess withdrawal; and
    (c) = the most recently calculated Maximum Anniversary Value immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.

The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The Maximum Anniversary Value on each Rider Anniversary is equal to the greater of the most recently calculated Maximum Anniversary Value or your Contract Value.

Extra Credit Plan. The Purchase Payment Credit enhancement of 6% is not available.

Age Requirements. The rider is subject to the eligibility requirements described below.

--------------------------------------------------------------------------------
        Type of Contract                Age Requirements At Rider Issue Date
--------------------------------------------------------------------------------
Single Owner                         Owner must be between ages 45-85
--------------------------------------------------------------------------------
Single Owner/Non-Natural Owner       Each Annuitant must be between ages 45-85
--------------------------------------------------------------------------------
Jointly Owned Contract               Joint Owner must both be between ages 45-85
                                     on the rider issue date
--------------------------------------------------------------------------------

Amount of your GALWA. These riders did not offer two options designed for whether you expect to begin withdrawals now or later. The table shows the annual lifetime benefit percentages allowed for these riders.

--------------------------------------------------------------------------------
  Attained Age of Annuitant        Joint Annuitants -- Attained Age of Younger
     at First Withdrawal                  Annuitant at First Withdrawal*
--------------------------------------------------------------------------------
   Age          Percentage                Age                  Percentage
--------------------------------------------------------------------------------
  45-58             4%                   45-58                    3%
--------------------------------------------------------------------------------
  59-64             5%                   59-64                    4%
--------------------------------------------------------------------------------
  65-69            5.5%                  65-69                   4.5%
--------------------------------------------------------------------------------
  70-74             6%                   70-74                    5%
--------------------------------------------------------------------------------
   75+             6.5%                   75+                    5.5%
--------------------------------------------------------------------------------

*If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Withdrawals in General. The Non-Lifetime Withdrawal is not available.

Simple Interest Benefit. The restart of the Simple Interest Benefit on step up is not available. The Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases). The benefit is in effect on each of the first 10 rider anniversaries, provided no withdrawals have occurred since the rider issue date.

Lifetime Benefit Basis Step Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped up" each year to equal your current Contract Value. Step ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period. The rider does not terminate upon change of ownership of the Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Continuation Benefit. There is no continuation benefit.

Rider Charge. The maximum and current annual Guaranteed Minimum Withdrawal Benefit charge percentages are as follows:

    o 0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit. The maximum charge is 1.00%;

    o 0.80% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Value Death Benefit, with the maximum charge being 1.15%; and

    o 0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit (without any inherent death benefit), with the maximum charge of 1.00%.

                              *         *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:

    o   The Lifetime Benefit Basis is $100,000; and
    o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 * $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis and minimum death benefit, unless the Owner chooses to have those charges deducted from the amount they receive.
    o Assumes the Guaranteed Minimum Withdrawal Benefit with the Minimum Guaranteed Death Benefit option is chosen. The death benefit adjustment calculations described here only apply to the death benefit provided by the Guaranteed Minimum Withdrawal Benefit rider. They do not apply to other optional death benefits riders.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
    o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.
    o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
    o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
    o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $145,000.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred and no prior Step-Ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 -
               $50,000 = $65,000; or
            2. The Contract Value after the withdrawal: $150,000 - $50,000 =
               $100,000.
    o The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
            1. The death benefit will be reduced by $50,000 for the withdrawal.
            2. There will be an additional adjustment for the excess withdrawal amount of $43,675 ($50,000 - $6,325 = $43,675).
            3. $43,675 / $150,000 * $100,000 - $43,675 = $-14,558
    o New death benefit after all adjustments $100,000 - $50,000 - ($-14,558) = $64,558

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or Step-Ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
    o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 -
               $50,000 = $65,000; or
            2. The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000
    o   The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
            1. The death benefit will be reduced by $6,325 for the withdrawal within the GALWA limits.
            2. There will be an additional adjustment for the excess withdrawal amount of $43,675 ($50,000 - $6,325 = $43,675).
            3. $43,675 / $80,000 * $100,000 - $43,675 = $10,919
    o New death benefit after all adjustments $100,000 - $50,000 - $10,919 = $39,081

EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior Step-Ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $125,000.
    o The guaranteed annual lifetime withdrawal after the Step-Up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).

            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Death Benefit remains $100,000 - it is not impacted by a Step-Up.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior Step-Ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase.
    o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The guaranteed annual lifetime withdrawal at after the Step-Up is $5,500 (5% rate for age 64 - the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).

            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

    o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                   APPENDIX I
       GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
                  OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007
================================================================================

Guaranteed Minimum Withdrawal Benefit riders issued after October 29, 2006 but before October 29, 2007 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued after October 29, 2007 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Age Requirements. These riders are subject to the eligibility requirements described below.

--------------------------------------------------------------------------------------------------------------------------
  Type of Contract            Age Requirements At Rider Issue Date                    Annuitant Requirements
--------------------------------------------------------------------------------------------------------------------------
Single Owner              Owner must be between ages 45-85                     Annuitant must be between ages 45-85
--------------------------------------------------------------------------------------------------------------------------
Single Owner/Non-         Each Annuitant must be between ages 45-85            Annuitant must be a natural person between
Natural Owner                                                                  ages 45-85 on the rider issue date
--------------------------------------------------------------------------------------------------------------------------
Jointly Owned Contract    Joint Owners must be spouses; each spouse must be    Annuitants must be natural persons between
                          between ages 45-85 on the rider issue date           ages 45-85 on the rider issue date
--------------------------------------------------------------------------------------------------------------------------

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Withdrawals in General. Under the rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider issue date, you may make guaranteed withdrawals each rider year up to the GALWA. The Non-Lifetime Withdrawal is not available.

Excess Withdrawals. If a partial withdrawal taken during a rider year is more than the current GALWA, an excess withdrawal occurs. The GALWA, Lifetime Benefit Basis will be reset to equal the lesser of:

    (a) the Contract Value immediately following the withdrawal; or
    (b) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

Simple Interest Benefit. If you do not take any withdrawals, your GALWA will increase annually on each Rider Anniversary until the earliest of:

    o   the date of your first withdrawal; or
    o the 10(th) Rider Anniversary (or the 10(th) Step-Up anniversary, if a Step-Up is elected).

Each increase will be equal to five percent (5%) of the Lifetime Benefit Basis as of your first Rider Anniversary (or Step-Up anniversary if a Step-Up is elected). The restart of the Simple Interest Benefit on step up is not available.

Extra Credit Plan. The Purchase Payment Credit enhancement is not available.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date. Terminating the rider prior to the expiration of the Minimum Charge Period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:

    (a) the Payout Date;
    (b) the date Due Proof of Death of the Annuitant (last remaining Annuitant, if joint Annuitants) is received;
    (c) the date there is a change of Annuitant for any reason; or
    (d) the date you surrender your Contract.

If you violate the allocation restrictions, your rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate on change of ownership.

Amount of your GALWA. We determine your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage. These riders did not offer two options designed for whether you expect to begin withdrawals now or later. The table shows the annual lifetime benefit percentages allowed for these riders.

--------------------------------------------------------------------------------
                           Joint Annuitants (age       Joint Annuitants (age
                            difference 5 yrs or        difference over 5 yrs)
                           less) Attained Age of          Attained Age of
 Attained Age at First      Oldest Annuitant at         Oldest Annuitant at
      Withdrawal            First Withdrawal(1)         First Withdrawal(2)
--------------------------------------------------------------------------------
   Age     Percentage       Age        Percentage        Age      Percentage
--------------------------------------------------------------------------------
 45-58        4%           45-58          3%            45-58         2%
--------------------------------------------------------------------------------
 59-64        5%           59-64          4%            59-64         3%
--------------------------------------------------------------------------------
 65-69       5.5%          65-69         4.5%           65-69        3.5%
--------------------------------------------------------------------------------
 70-74        6%           70-74          5%            70-74         4%
--------------------------------------------------------------------------------
  75+        6.5%           75+          5.5%            75+         4.5%
--------------------------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.
(2)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 2%.

Step-Up. On any monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your third Rider Anniversary (and on any monthly anniversary or following each subsequent third rider Step-Up anniversary), you may, subject to certain conditions, "Step-Up" the Lifetime Benefit Basis to equal your current Contract Value.

You may Step-Up the Lifetime Benefit Basis provided:

    (a) your Contract Value is greater than zero;
    (b) your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date;
    (c) the Annuitant (or oldest Annuitant, if there are joint Annuitants) is age 85 or younger as of the Step-Up date; and
    (d) we receive your Written Request to Step-Up the Lifetime Benefit Basis at our Mailing Address.

The Step-Up date will be the monthly anniversary following the receipt of your Written Request. An automatic step up option is not available.

Rider Charge. The maximum annual charge is 1.00% and the current annual charge is 0.60% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the rider charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to Step-Up the Lifetime Benefit Basis, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, does not occur on a Contract Anniversary. Even if you do not choose to make withdrawals under the rider, the rider charges will not be refunded.

                               *        *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 64.

This means:

    o   The Lifetime Benefit Basis is $100,000; and
    o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 * $100,000).
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
    o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
    o The GALWA is $5,000. This does not change because the withdrawal does not exceed the $5,000 GALWA.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred.

    o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $1 5,000.
    o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $115,000
               -$50,000 = $65,000; or
            2. The Contract Value after the withdrawal: $150,000 - $50,000 =
               $100,000.
    o The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new Lifetime Benefit Basis.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
    o The guaranteed minimum withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $115,000
               -$50,000 = $65,000; or
            2. The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000
    o   The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.

EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken and the value of the Contract on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $125,000.
    o The guaranteed annual lifetime withdrawal at after the Step-Up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).

    NOTE: If the Owner chooses to Step-Up the Lifetime Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the Step-Up. Also, following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional no withdrawals have been taken. The Value of the Contract on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase.
    o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The guaranteed annual lifetime withdrawal at after the Step-Up is $5,500 (5% rate for age 64 -- the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).

NOTE: If the Owner chooses to Step-Up the Lifetime Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the Step-Up. Also, following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX J
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ISSUED BEFORE OCTOBER 30, 2006
================================================================================

Guaranteed Minimum Withdrawal Benefit riders issued before October 30, 2006 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is only applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states that had not approved a more current version of this rider. We are no longer issuing riders in this form.

General. The rider is available only when you purchase the Contract.

Age Requirements. These riders are subject to the eligibility requirements described below.

--------------------------------------------------------------------------------------------------------------------------
  Type of Contract            Age Requirements At Rider Issue Date                    Annuitant Requirements
--------------------------------------------------------------------------------------------------------------------------
Single Owner              Owner must be between ages 45-85                     Annuitant must be between ages 45-85
--------------------------------------------------------------------------------------------------------------------------
Single Owner/Non-                                                              Annuitant must be a natural person between
Natural Owner             Each Annuitant must be between ages 45-85            ages 45-85 on the rider issue date
--------------------------------------------------------------------------------------------------------------------------
                          Joint Owners must be spouses; each spouse must       Annuitants must be natural persons
Jointly Owned Contract    be between ages 45-85 on the rider issue date        between ages 45-85 on the rider issue date
--------------------------------------------------------------------------------------------------------------------------

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Simple Interest Benefit. The restart of the Simple Interest Benefit is not available.

Extra Credit Plan. The Purchase Payment Credit enhancement is not available.

Withdrawals in General. Under the rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first Rider Anniversary, you may make guaranteed withdrawals each rider year up to the guaranteed annual withdrawal amount ("GAWA") (under the annual withdrawal option) or the GALWA (under the annual lifetime benefit option). Guaranteed withdrawals up to the GALWA will not impact the Benefit Basis or the Lifetime Benefit Basis. Guaranteed withdrawals up to the GAWA will not impact the Benefit Basis, but will impact the Lifetime Benefit Basis, if the withdrawal exceeds the GALWA. If you choose to receive only a part of, or none of, your GAWA or GALWA in any given rider year, your GAWA and GALWA is not cumulative and will not increase. For example, if your GALWA is $1,500 and you withdraw $1,000 one year, your GALWA will not increase next year by the $500 you did not withdraw. In general, you may switch from one withdrawal option to the other without prior notification to us. Rather, the actual amount of the guaranteed withdrawal during a rider year will determine which of the withdrawal options is applicable for that rider year. However, if payments are made under a Guaranteed Minimum Withdrawal Benefit settlement, we will require you to choose the withdrawal option and withdrawal amount for any remaining guaranteed withdrawals. The Non-Lifetime Withdrawal is not available.

If you extend the Payout Date beyond the Contract Anniversary following the Annuitant's (primary Annuitant, if joint Annuitants) 85(th) birthday (or 10 years from the Contract Issue Date if later), you must elect to receive withdrawals under either the annual withdrawal benefit option or annual lifetime benefit option.

Excess Withdrawals more than the GAWA. Within each rider year, you may also withdraw more than the GAWA or the GALWA. The portion of any withdrawal which is in excess of the GAWA or the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GAWA or the GALWA. Any partial withdrawal before the first Rider Anniversary is an excess withdrawal. Excess withdrawals will reduce your Benefit Basis and/or Lifetime Benefit Basis, and may do so by more than the actual amount of the excess withdrawal.

If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GAWA, we will make the following adjustments:

    (a) reduce the remaining withdrawal amount to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous remaining withdrawal amount reduced dollar for dollar by the amount of the withdrawal;
    (b) reset the Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Benefit Basis reduced dollar for dollar by the amount of the withdrawal; and (c) reset the Lifetime Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If we reduce the resulting Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GAWA. If the Company reduces the resulting Lifetime Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Excess Withdrawals more than the GALWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GALWA but less than the current GAWA, we will make the following adjustments:

    (a) reduce the remaining withdrawal amount dollar for dollar by the amount of the withdrawal; and
    (b) reset the Lifetime Benefit Basis to equal the lesser of: (1) the Contract Value immediately following the withdrawal; or (2) reduce the previous Lifetime Benefit Basis dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If we reduce the Lifetime Benefit Basis as a result of the excess withdrawal, we will also reduce the GALWA. Required minimum distributions from a Contract that are greater than GAWA or GALWA are considered excess withdrawals.

Conversion from the Guaranteed Minimum Accumulation Benefit rider. Conversions are only available on a Contract Anniversary. Per the rider terms, conversions are based on Contract Value. However, we have elected to process conversions based on the greater of Benefit Basis or Contract Value.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period of seven years. In addition, the rider will automatically terminate on the earliest of:

    (a) the date the remaining withdrawal amount is reduced to zero and there are no further guaranteed withdrawals allowed under the annual lifetime benefit option;
    (b) the Payout Date;
    (c) the date Due Proof of Death of the Annuitant is received;
    (d) the date there is a change of Annuitant for any reason; or
    (e) the date you surrender your Contract.

If you violate the allocation restrictions, your rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate on change of ownership.

Amount of your GAWA and GALWA. We determine your GAWA by multiplying the Benefit Basis by the current annual withdrawal benefit percentage of 7%. Similarly, We determine your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage shown on your Rider Data Page. The annual lifetime benefit percentage currently is 4% for Annuitant less than age 60 on the rider date and it currently is 5% for Annuitants age 60 or more on the rider date. Any change in the Benefit Basis or Lifetime Benefit Basis will also result in a change in the GAWA or GALWA, as appropriate. These riders did not offer two options designed for whether you expect to begin withdrawals now or later.

Step-Up. On your fifth Rider Anniversary (and any subsequent fifth Rider Anniversary following a Step-Up), you may, subject to certain conditions, "Step-Up" the Benefit Basis and Lifetime Benefit Basis to equal your current Contract Value. You may Step-Up the Benefit Basis and Lifetime Benefit Basis provided:

    (a) you have not taken any withdrawals since the start date for the current Benefit Period;
    (b) your Contract Value is greater than zero;
    (c) your Contract Value is greater than the Benefit Basis as of the Step-Up date;
    (d) the Annuitant is age 85 or younger as of the Step-Up date; and
    (e) we receive your Written Request to Step-Up the Benefit Basis and Lifetime Benefit Basis at our Mailing Address at least thirty (30) days prior to the end of the fifth (5(th)) rider year for the current Benefit Period. The Step-Up date will be the Rider Anniversary as of the end of that rider year.

If you elect the "Step-Up," the start date for the new Benefit Period will be the Step-Up date, and the Benefit Basis and Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. A new Minimum Charge Period will begin. The charge for the new Benefit Period may differ from the prior charge, but will not exceed the maximum rider charge of 1% of the average monthly Contract Value for the prior year. An automatic Step-Up feature is not available.

Rider Charge. The maximum annual charge is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary. Even if you do not choose to make withdrawals under the rider, the rider charges will not be refunded.

                               *        *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means:

    o   the Benefit Basis is $100,000;
    o   the remaining withdrawal amount is $100,000;
    o   the GAWA is $7,000;
    o   the Lifetime Benefit Basis is $100,000; and
    o   the guaranteed annual lifetime withdrawal amount (GALWA) is $4,000.

Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis and Lifetime Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o the Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment;
    o the remaining withdrawal amount is $150,000, which is the prior remaining withdrawal amount plus the additional purchase payment;
    o   the GAWA is $10,500, which is 7% of the new Benefit Basis;
    o the Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
    o   the GALWA is $6,000, which is 4% of the new Lifetime Benefit Basis.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN AFTER THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,000) after the first Contract Anniversary.

    o the Benefit Basis is $100,000, this does not change because the withdrawal is less then the $7,000 GAWA;
    o the remaining withdrawal amount is $96,000, the prior remaining withdrawal amount minus the $4,000 lifetime withdrawal;
    o the GAWA is $7,000, this does not change because the withdrawal is less then the $7,000 GAWA;
    o the Lifetime Benefit Basis is $100,000, this does not change because the lifetime withdrawal does not exceed the $4,000 GALWA; and
    o the GALWA is $4,000. This does not change because the lifetime withdrawal does not exceed the $4,000 GALWA.

EXAMPLE 3 (GUARANTEED ANNUAL WITHDRAWALS START AFTER THE FIRST ANNIVERSARY):
Starting with the Base Assumptions, the Owner withdraws the GAWA ($7,000) after the first Contract Anniversary and Contract Value is $110,000 at the time of the withdrawal.

    o The Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $7,000 GAWA;
    o The remaining withdrawal amount is $93,000, the prior remaining lifetime withdrawal amount minus the $7,000 withdrawal;
    o The GAWA is $7,000, this does not change because the lifetime withdrawal does not exceed the $7,000 GAWA;
    o the Lifetime Benefit Basis is adjusted to $93,000 Because the lifetime withdrawal exceeds the $4,000 GALWA, this value is adjusted to be the lesser of (1) or (2) below:
            1. the prior Lifetime Benefit Basis less the withdrawal: $100,000 -
               $7,000 = $93,000; or
            2. the Contract Value after the withdrawal: $110,000 - $7,000 =
               $103,000.
    o   The GALWA is $3,720, which is 4% of the new Lifetime Benefit Basis.

    NOTE: While this withdrawal amount is allowed under the terms of the GAWA, it is an excess withdrawal under the terms of the GALWA.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o The Benefit Basis is adjusted to $50,000 because the lifetime withdrawal exceeds the $7,000 GALWA. The adjusted value is calculated as the lesser of (1) or (2) below:
            1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 =
               $50,000; or
            2. The Contract Value after the withdrawal: $150,000 - $50,000 =
               $100,000.
    o The remaining withdrawal amount is adjusted to $50,000 because the lifetime withdrawal exceeds the $7,000 GAWA. The adjustment is calculated as the lesser of (1) or (2) below:
            1. The prior remaining withdrawal amount less the withdrawal:
               $100,000 - $50,000 = $50,000; or
            2. The Contract Value after the withdrawal: $150,000 - $50,000 =
               $100,000.
    o   The GAWA is $3,500, which is 7% of the new Benefit Basis;
    o The Lifetime Benefit Basis is adjusted to $50,000 because the lifetime withdrawal exceeds the $4,000 GALWA. The adjusted amount is the lesser of (1) or (2) below:

            1. The prior Lifetime Benefit Basis less the withdrawal: $100,000 -
               $50,000 = $50,000; or
            2. The Contract Value after the withdrawal: $150,000 - $50,000 =
               $100,000.
    o   The GALWA is $2,000, which is 4% of the new Lifetime Benefit Basis.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o The Benefit Basis is adjusted to $30,000 because the lifetime withdrawal exceeds the $7,000 GALWA. The adjusted basis is the lesser of (1) or (2) below:
            1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 =
               50,000; or
            2. The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000.
    o The remaining withdrawal amount is adjusted to $30,000 because the lifetime withdrawal exceeds the $7,000 GAWA. The value is adjusted to be the lesser of (1) or (2) below:
            1. The prior remaining withdrawal amount less the withdrawal:
               $100,000 - $50,000 = $50,000; or
            2. The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000.
    o   The GAWA is $2,100, which is 7% of the new Benefit Basis;
    o The Lifetime Benefit Basis is adjusted to $30,000 because the lifetime withdrawal exceeds the $4,000 GALWA. The adjusted value is the lesser of
        (1) or (2) below:
            1. The prior Lifetime Benefit Basis less the withdrawal: $100,000 -
               $50,000 = $50,000; or
            2. The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000
    o   The GALWA is $1,200, which is 4% of the new Lifetime Benefit Basis.

                                   APPENDIX K
 EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED ON
                                    AND AFTER
                     OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010
================================================================================

                             10-YEAR BENEFIT PERIOD

Guaranteed Minimum Accumulation Benefit riders issued after October 19, 2009 but before May 1, 2010 have the same features described in this Prospectus for the Guaranteed Minimum Accumulation Benefit rider, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued on or after May 1, 2010 in states that have not approved a more current version of this rider that may be issued in connection with applications signed before May 1, 2010.

Termination. The rider does not terminate upon change of ownership of the Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Models do not include the Foundation Account.

                               *        *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o   The withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
            1. partial withdrawal amount: $50,000;
            2. Contract Value immediately prior to the withdrawal: $150,000;
            3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o   So, the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000)
        * $100,000 = $33,333.33.
    o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
    o   The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
            1. partial withdrawal amount: $50,000;
            2. Contract Value immediately prior to the withdrawal: $80,000;
            3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o So, the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000) * $100,000 = $62,500.
    o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4(th) Rider Anniversary the Contract Value is $135,000.

    o   The existing Benefit Basis is $100,000.
    o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.

    o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14(th) Contract Anniversary (10 years from the step up date).

    NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

    NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10- YEAR PERIOD): Starting with the Base Assumptions, on the 10(th) Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10(th) Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
    o This will add $10,500 to the Contract - the $100,000 Benefit Basis times a 1.05% annual charge for the 10-year Benefit Period.
    o   So the Contract Value will be $115,500 after the refund of charges.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10-YEAR PERIOD - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10(th) Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o   The rider will renew for an additional 10-year Benefit Period.
    o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20(th) Contract Anniversary (10 years from the renewal date).
    o   No charges will be refunded for the 10-year period that is expiring.

    NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

    NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX L
      GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER
                   APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued after April 30, 2009 but before October 19, 2009 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to April 30, 2009.

Termination. The rider does not terminate upon change of ownership of the Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Models do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.80% of average daily Benefit Basis for the prior Contract Year.

                               *        *        *

EXAMPLES

                             10-YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o   The withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
            1. partial withdrawal amount: $50,000;
            2. Contract Value immediately prior to the withdrawal: $150,000;
            3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o   So, the proportion of the Benefit Basis withdrawn:
        ($50,000/$150,000)*$100,000 = $33,333.33.
    o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
    o   The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
            1. partial withdrawal amount: $50,000;
            2. Contract Value immediately prior to the withdrawal: $80,000;
            3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o   So, the proportion of the Benefit Basis withdrawn:
        ($50,000/$80,000)*$100,000 = $62,500.
    o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4(th) Rider Anniversary the Contract Value is $135,000.

    o   The existing Benefit Basis is $100,000.
    o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
    o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14(th) Contract Anniversary (10 years from the step up date).

    NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

    NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10- YEAR PERIOD): Starting with the Base Assumptions, on the 10(th) Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10(th) Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
    o This will add $8,000 to the Contract - the $100,000 Benefit Basis times an 0.80% annual charge for the 10-year Benefit Period.
    o   So the Contract Value will be $113,000 after the refund of charges.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10-YEAR PERIOD - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10(th) Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o   The rider will renew for an additional 10-year Benefit Period.
    o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20(th) Contract Anniversary (10 years from the renewal date).
    o   No charges will be refunded for the 10-year period that is expiring.

    NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

    NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX M
      GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER
                    NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued after November 23, 2008 but before May 1, 2009 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009, except that the 7-year Benefit Period is no longer available in any state.

General. A 7-year Benefit Period was available. For the rider with the 7-year Benefit Period, if your Contract Value is greater than your Benefit Basis on the rider's expiration date, and you do not renew the Benefit Period or convert the rider to the Guaranteed Lifetime Withdrawal Benefit, there will be no increase to your Contract Value.

Benefit Basis. The Benefit Basis is the amount upon which your Guaranteed Minimum Accumulation Benefit is based.

Termination. The rider does not terminate upon change of ownership of the Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.65% of average daily Benefit Basis for the prior Contract Year. The 7-year Benefit Period charges will not be refunded.

                              *        *         *

EXAMPLES

                            10 - YEAR BENEFIT PERIOD

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10(th) Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
    o This will add $6,500 to the Contract - the $100,000 Benefit Basis times a 0.65% annual charge for the 10-year Benefit Period.
    o   So, the Contract Value will be $111,500 after the refund of charges.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

                              7-YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o   The withdrawal of $50,000; or

    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
            1. partial withdrawal amount: $50,000;
            2. Contract Value immediately prior to the withdrawal: $150,000;
            3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o So, the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)*$100,000 = $33,333.33.
    o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
    o   The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
            1. partial withdrawal amount: $50,000;
            2. Contract Value immediately prior to the withdrawal: $80,000;
            3. the Benefit Basis immediately prior to the withdrawal: $100,000.
    o   So, the proportion of the Benefit Basis withdrawn:
        ($50,000/$80,000)*$100,000 = $62,500.
    o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4(th) Rider Anniversary the Contract Value is $135,000.

    o   The existing Benefit Basis is $100,000.
    o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
    o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 11(th) Contract Anniversary (7 years from the step up date).

    NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GMAB MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 7-YEAR PERIOD): Starting with the Base Assumptions, on the 7(th) Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o We will add $25,000 to the contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS - 7-YEAR PERIOD): Starting with the Base Assumptions, on the 7(th) Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o Because the Contract Value is larger than the amount guaranteed by the Benefit Basis, no value is added to the Contract.
    o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 7-YEAR PERIOD - 7-YEAR PERIOD):
Starting with the Base Assumptions, on the 7(th) Contract anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

    o   The existing Benefit Basis is $100,000.
    o   The rider will renew for an additional 7-year Benefit Period.
    o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 14(th) Contract Anniversary (7 years from the renewal date).

    NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX N
      GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER
                  OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued after October 29, 2006 but before November 24, 2008 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Plan. However, the Benefit Allocation Plans described in Appendix E are available if the Contract owner wishes to change allocation options.

Benefit Basis. Because the rider charge is calculated based on the Contract Value purchase payments made during the window period will increase the cost of the rider. Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your rider benefits.

Conversion. To convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, your Benefit Basis must be greater than zero, the Annuitant (oldest Annuitant, if join Annuitants) must be age 85 or younger as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period. If you elect to discontinue using the available Benefit Allocation Plans, the rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate upon change of ownership of the Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.

Rider Charge. The maximum annual charge for these riders is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. Annual charges for these riders are non-refundable.

                               *        *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o   The withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
            1. partial withdrawal amount: $50,000;
            2. Contract Value immediately prior to the withdrawal: $150,000;
            3. the Benefit Basis immediately prior to the withdrawal: $100,000;
    o So the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)*$100,000 = $33,333.33
    o Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract

Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $62,500 which is the greater of:

    o   The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
            1. partial withdrawal amount: $50,000;
            2. Contract Value immediately prior to the withdrawal: $80,000;
            3. the Benefit Basis immediately prior to the withdrawal: $100,000;
    o So the proportion of the Benefit Basis withdrawn: ($50,000/ $80,000)*$100,000 = $62,500
    o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP-UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4(th) anniversary the Contract Value is $135,000.

    o   The existing Benefit Basis is $100,000.
    o The Owner chooses to Step-Up the Benefit Basis to the Contract Value of $135,000.
    o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14(th) Contract Anniversary (10 years from the Step-Up date).

NOTE: If the Owner chooses to Step-Up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the Step-Up.

NOTE: The charge for the rider at Step-Up will be the current charge for new issues of the rider. If we are no longer issuing the rider, we will set the charge.

                                   APPENDIX O
  GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED BEFORE OCTOBER 30, 2006
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued before October 30, 2006 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states where a more current rider had not been approved. We are no longer issuing riders in this form.

General. The rider is available only when you purchase your Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Benefit Basis. Your Benefit Basis is equal to your initial purchase payment plus any purchase payments received during window period currently, the first 12 months after the issue date, minus adjustments for partial withdrawals. Because the rider charge is calculated based on the Contract Value such purchase payments will increase the cost of the rider. Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your rider benefits.

Step-Up. On your fifth Rider Anniversary (and each subsequent fifth Rider Anniversary for a renewal Benefit Period, or new Benefit Period following a Step-Up) you have the one time opportunity to "Step-Up" your Benefit Basis to equal your current Contract Value and begin a new Benefit Period of the same duration as the prior Benefit Period. This option is available provided all of the following four conditions are met:

    (1) the expiration date for the new Benefit Period does not extend past the Contract Anniversary following the Annuitant's 85(th) birthday or 10 years from the Contract Issue Date, if later;
    (2) your Benefit Basis is greater than zero;
    (3) your Contract Value is greater than the Benefit Basis as of the Step-Up date; and
    (4) the Company receives your Written Request to Step-Up the benefit by its Mailing Agent at least thirty (30) days before the end of the fifth (5(th)) rider year for the Benefit Period. The Step-Up date will be the Rider Anniversary as of the end of that rider year.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period of seven years. In addition, the rider will automatically terminate on the earliest of:

    (a) the expiration date of the Benefit Period;
    (b) the Payout Date;
    (c) the date Due Proof of Death of the Annuitant is received;
    (d) the date there is a change of Annuitant for any reason; or
    (e) the date you surrender your Contract.

If you elect to discontinue using the available Benefit Allocation Plans, the rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider.

Conversion. You may also convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, if available, on a Rider Anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Annuitant must be age 85 or younger as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address at least thirty (30) days before a Rider Anniversary.

If you convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the Rider Anniversary date following receipt of your request. Per the rider terms, conversions are based on Contract Value. However, we have elected to process conversions based on the greater of Benefit Basis or Contract Value.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Change of Ownership. The Guaranteed Minimum Accumulation Benefit will not end if you change owners.

Rider Charge. The maximum annual charge for these riders is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. Annual charges for these riders are non-refundable.

On each Contract Anniversary during the accumulation period, the Company will deduct the GMAB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

                               *       *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
    o   The withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
            1. partial withdrawal amount: $50,000;
            2. Contract Value immediately prior to the withdrawal: $150,000
            3. the Benefit Basis immediately prior to the withdrawal: $100,000
    o So the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000) * $100,000 = $33,333.33
    o Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

    o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
    o   The prior Benefit Basis less the withdrawal of $50,000; or
    o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
            1. partial withdrawal amount: $50,000;
            2. Contract Value immediately prior to the withdrawal: $80,000
            3. the Benefit Basis immediately prior to the withdrawal: $100,000
    o So the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000) * $100,000 = $62,500
    o Therefore the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS
================================================================================

ADDITIONAL CONTRACT PROVISIONS

    The Contract

    Incontestability

    Misstatement of Age or Gender

    Participation

    Section 403(b) Contract Loans

PRINCIPAL UNDERWRITER

VARIABLE INCOME PAYMENTS

    Assumed Investment Rate

    Amount of Variable Income Payments

    Income Unit Value

OTHER INFORMATION

INDEPENDENT AUDITORS

FINANCIAL STATEMENTS

You may obtain a copy of the Statement of Additional Information free of charge by writing to us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or calling us at 1-800-798-5500.

                       STATEMENT OF ADDITIONAL INFORMATION

                           CMFG LIFE INSURANCE COMPANY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800) 798-5500

                          CMFG VARIABLE ANNUITY ACCOUNT
                         MEMBERS(R) VARIABLE ANNUITY III

         Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information ("SAI") contains additional information to that already provided in the Prospectus for the Contract offered by CMFG Life Insurance Company.


This SAI is not a prospectus, and it should be read only in conjunction with the Prospectus for the Contract dated May 1, 2014, as it may be amended from time to time. Terms used, but not defined, in this SAI have the meaning given to them in the Prospectus.


You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.


                                   May 1, 2014


                                                                       Form 1934

                                TABLE OF CONTENTS

                                                                            Page
ADDITIONAL CONTRACT PROVISIONS ............................................... 1
   The Contract .............................................................. 1
   Incontestability .......................................................... 1
   Misstatement of Age or Gender ............................................. 1
   Participation ............................................................. 1
   Section 403(b) Contract Loans ............................................. 1
PRINCIPAL UNDERWRITER ........................................................ 2
VARIABLE INCOME PAYMENTS ..................................................... 2
   Assumed Investment Rate ................................................... 2
   Amount of Variable Income Payments ........................................ 2
   Income Unit Value ......................................................... 3
OTHER INFORMATION ............................................................ 3
INDEPENDENT AUDITORS ......................................................... 4
FINANCIAL STATEMENTS ......................................................... 4

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT
The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

INCONTESTABILITY
We will not contest the Contract.

MISSTATEMENT OF AGE OR GENDER
If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and gender (if applicable).

PARTICIPATION
The Contract may participate in our divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Payout Date would be paid with each income payment.

SECTION 403(b) CONTRACT LOANS

Loan Amounts. Generally, Owners of Contracts issued in connection with Code
Section 403(b) retirement programs may borrow up to the lesser of (1) the maximum loan permitted under the Code, or (2) 100% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner should consult a tax adviser to determine the maximum 403(b) loan permitted under the Contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. We will only make Contract loans after approving a Written Request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given. Loans are not permitted in connection with 403(b) retirement programs that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974.

Loan Processing. When a loan is made, we transfer an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of our General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or the Fixed Account. The Owner must indicate in the loan application from which Subaccount or Fixed Account the Contract Value is to be transferred to the Loan Account, and in what amounts. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Account as requested by the Owner. Any transfer to the Fixed Account must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to be allocated to the DCA one-year Fixed Period.

Loan Interest. We charge interest on Contract loans at an effective annual rate of 6.5%. We pay interest on the Contract Value in the Loan Account at rates we determine from time to time but never less than an effective annual rate of 3.0%. This rate may change at our discretion and Owners should request current interest rate information from us. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value to the Loan Account. This transfer will therefore increase the loan amount.

Additional Loan Terms and Loan Default. If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, we will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 61 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 61 days, we will terminate the Contract without value. Principal and interest must be repaid in substantially level payments either monthly or quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70(1/2)). The Owner is allowed a 61-day grace period from the installment due date. If the amount due by the end of the grace period is not received the outstanding loan would default and a taxable distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

Effect of Death on Loan. Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account does not apply to the portion of the Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

                              PRINCIPAL UNDERWRITER

We no longer issue new policies. CUNA Brokerage Services, Inc. ("CBSI") serves as principal underwriter for the Contract. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI offered the Contract through its registered representatives. CBSI entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

CBSI and the selling firms pay their registered representatives a portion of the commissions received for their sales of Contract. Registered representatives may also be eligible for various cash benefits and non-cash compensation programs, such as conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, where sales of the Contract help such registered representatives qualify. We may pay certain selling firms additional amounts for promoting the Contract and/or educating their registered representatives about the Contract. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

CBSI received sales compensation with respect to the Contract in the following amounts during the periods indicated:


------------------------------------------------------------------------------------
                  Aggregate Amount of          Aggregate Amount of Commissions
 Fiscal Year          Commissions          Retained by CBSI After Payments to its
                      Paid to CBSI          Registered Persons and Selling Firms
------------------------------------------------------------------------------------
2013                   $3,043,585                                           $882,374
2012                   $4,078,363                                         $1,269,580
2011                  $10,216,311                                         $3,700,795


In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year.

                            VARIABLE INCOME PAYMENTS

ASSUMED INVESTMENT RATE
The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT OR OF ANY SUBACCOUNT.

AMOUNT OF VARIABLE INCOME PAYMENTS
The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Payout Date, the Income Payout Option selected, and the age and gender (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each Income Payout Option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1(1/2)% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2(1/2) percentage points less than the payment on the same date in the preceding year. (See also INCOME PAYOUT OPTIONS, Variable Income Payments in the Prospectus.)

INCOME UNIT VALUE
The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See DESCRIPTION OF THE CONTRACT, Contract Value in the Prospectus.) The Income Unit value for each Subaccount's first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

       (1) is the Accumulation Unit value for the current Valuation Period;
       (2) is the Accumulation Unit value for the immediately preceding Valuation Period;
       (3) is the Income Unit value for the immediately preceding Valuation Period; and
       (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

Illustration of Calculation of Income Unit Value
1. Accumulation Unit value for current Valuation Period 12.56
2. Accumulation Unit value for immediately preceding Valuation Period 12.55
3. Income Unit value for immediately preceding Valuation Period 103.41
4. Factor to compensate for the assumed investment rate of 3.5% 0.99990575
5. Income Unit value of current Valuation Period ((1)/(2)) x (3) x (4) 103.48

Illustration of Variable Income Payments
1. Number of Accumulation Units at Annuity Date 1,000.00
2. Accumulation Unit value $18.00
3. Adjusted Contract Value (1) x (2) $18,000.00
4. First monthly income payment per $1,000 of adjusted Contract Value $5.63
5. First monthly income payment (3) x (4) / 1,000 $101.34
6. Income Unit value $98.00
7. Number of Income Units (5) / (6) 1.034
8. Assume Income Unit value for second month equal to $99.70
9. Second monthly income payment (7) x (8) $103.09
10. Assume Income Unit value for third month equal to $95.30
11. Third monthly income payment (7) x (10) $98.54

                                OTHER INFORMATION

A registration statement ("Registration Statement") has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

The Variable Account was established as a separate account of CUNA Mutual Life Insurance Company on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society as of December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.

                              INDEPENDENT AUDITORS


The financial statements of each of the individual Subaccounts comprising the CMFG Variable Annuity Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 26, 2014, appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of CMFG Life Insurance Company and its subsidiaries (the "Company") included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 12, 2014, appearing herein. Such report
1) expresses an unmodified opinion on the consolidated financial statements and states that Deloitte & Touche LLP did not audit the 2012 and 2011 financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The financial statements of CMG were audited by other auditors whose report has been furnished to Deloitte & Touche LLP, and in their opinion, in so far as it relates to the amounts related to CMG obtained from such financial statements and used by the Company to determine its share of equity in net income (loss) of CMG and its carrying value of CMG, is based solely on the report of the other auditors and (2) includes an emphasis-of-matter referring to the Company's change in accounting for costs associated with acquiring or renewing insurance contracts in 2012.

The financial position and results of operations of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 are reflected using the equity method in the consolidated financial statements of the Company and the years ended December 31, 2012 and 2011 have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, dated March 11, 2013 and March 1, 2012.

The consolidated financial statements of the Company are included herein in reliance upon the respective reports of the foregoing firms given upon their authority as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

Our and the Variable Account's financial statements are contained in this SAI. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing on our ability to meet our obligations under your Contract.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CMFG Life Insurance Company and Contract Owners of CMFG Variable Annuity Account:

We have audited the accompanying statement of assets and liabilities comprising each of the individual subaccounts listed in Appendix A of CMFG Variable Annuity Account (the "Account") as of December 31, 2013, and the related statement of operations, statements of changes in net assets and financial highlights for each of the periods presented in Appendix A. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the fund houses. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual subaccounts comprising CMFG Variable Annuity Account as of December 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

February 26, 2014

                                   APPENDIX A

CMFG VARIABLE ANNUITY ACCOUNT

                                            STATEMENT                                  STATEMENTS OF
                                            OF ASSETS                                   CHANGES IN
             SUBACCOUNT                  AND LIABILITIES   STATEMENT OF OPERATIONS      NET ASSETS          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                              AS OF               FOR THE             FOR EACH OF THE         FOR EACH OF THE
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund,    December 31,    Year Ended December      Two Years Ended        Three Years Ended
Class III, Subaccount                        2013              31, 2013            December 31, 2013      December 31, 2013 and
                                                                                                          Period May 1, 2010* -
                                                                                                          December 31, 2010

Franklin High Income Securities Fund,     December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class 4, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Franklin Income Securities Fund,          December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class 4, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Mutual Global Discovery Securities        December 31,    Year Ended December      Two Years Ended        Five Years Ended
Fund, Class 4, Subaccount                    2013              31, 2013            December 31, 2013      December 31, 2013

Templeton Developing Markets              December 31,    Year Ended December      Two Years Ended        Five Years Ended
Securities Fund, Class 2, Subaccount         2013              31, 2013            December 31, 2013      December 31, 2013

Invesco V.I. Global Real Estate Fund,     December 31,    Year Ended December      Two Years Ended        Five Years Ended
Series II Shares, Subaccount                 2013              31, 2013            December 31, 2013      December 31, 2013

Invesco V.I. Government Securities        December 31,    Year Ended December      Two Years Ended        Three Years Ended
Fund, Series II Shares, Subaccount           2013              31, 2013            December 31, 2013      December 31, 2013 and
                                                                                                          Period May 1, 2010* -
                                                                                                          December 31, 2010

Invesco V.I. Growth and Income Fund,      December 31,    Year Ended December      Two Years Ended        Five Years Ended
Series II Shares, Subaccount                 2013              31, 2013            December 31, 2013      December 31, 2013

Invesco V.I. Mid Cap Growth Fund,         December 31,    Year Ended December      Two Years Ended        Five Years Ended
Series II Shares, Subaccount                 2013              31, 2013            December 31, 2013      December 31, 2013

MFS(R) Strategic Income Portfolio,        December 31,    For the period from      For the period from    For the period from
Initial Class, Subaccount                    2013         August 16, 2013* -       August 16, 2013* -     August 16, 2013* -
                                                          December 31, 2013        December 31, 2013      December 31, 2013

MFS(R) Strategic Income Series,              N/A          For the period from      For the period from    For the period from
Initial Class, Subaccount                                 January 1, 2013 -        January 1, 2013 -      January 1, 2013 -
                                                          August 16, 2013**        August 16, 2013**      August 16, 2013**
                                                                                   and Year ended         and Four Years ended
                                                                                   December 31, 2012      December 2012

Oppenheimer Global Strategic Income       December 31,    Year Ended December      Year Ended December    Year Ended December
Fund/VA, Class A, Subaccount                 2013              31, 2013            31, 2013 and Period    31, 2013 and Period
                                                                                   October 26, 2012* -    October 26, 2012* -
                                                                                   December 31, 2012      December 31, 2012

Oppenheimer International Growth          December 31,    Year Ended December      Two Years Ended        Five Years Ended
Fund/VA, Class 2, Subaccount                 2013              31, 2013            December 31, 2013      December 31, 2013

Oppenheimer Main Street Small Cap         December 31,    Year Ended December      Two Years Ended        Five Years Ended
Fund(R)/VA, Service Shares, Subaccount       2013              31, 2013            December 31, 2013      December 31, 2013

Oppenheimer Main Street Fund(R)/VA,       December 31,    Year Ended December      Two Years Ended        Five Years Ended
Service Shares, Subaccount                   2013              31, 2013            December 31, 2013      December 31, 2013

PIMCO CommodityRealReturn(R) Strategy     December 31,    Year Ended December      Two Years Ended        Five Years Ended
Portfolio, Advisor Class, Subaccount         2013              31, 2013            December 31, 2013      December 31, 2013

PIMCO Global Bond Portfolio (Unhedged),   December 31,    Year Ended December      Two Years Ended        Five Years Ended
Advisor Class, Subaccount                    2013              31, 2013            December 31, 2013      December 31, 2013

PIMCO Total Return Portfolio,             December 31,    Year Ended December      Two Years Ended        Five Years Ended
Advisor Class, Subaccount                    2013              31, 2013            December 31, 2013      December 31, 2013

T. Rowe Price International Stock         December 31,    Year Ended December      Two Years Ended        Five Years Ended
Portfolio, Subaccount                        2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Aggressive Allocation        December 31,    Year Ended December      Two Years Ended        Five Years Ended
Fund, Class I, Subaccount                    2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Aggressive Allocation        December 31,    Year Ended December      Two Years Ended        Four Years Ended
Fund, Class II, Subaccount                   2013              31, 2013            December 31, 2013      December 31, 2013 and
                                                                                                          Period May 1, 2009* -
                                                                                                          December 31, 2009

Ultra Series Core Bond Fund,              December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Core Bond Fund,              December 31,    Year Ended December      Two Years Ended        Four Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013 and
                                                                                                          Period May 1, 2009* -
                                                                                                          December 31, 2009

Ultra Series Conservative Allocation      December 31,    Year Ended December      Two Years Ended        Five Years Ended
Fund, Class I, Subaccount                    2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Conservative Allocation      December 31,    Year Ended December      Two Years Ended        Four Years Ended
Fund, Class II, Subaccount                   2013              31, 2013            December 31, 2013      December 31, 2013 and
                                                                                                          Period May 1, 2009* -
                                                                                                          December 31, 2009

                                   APPENDIX A
                                   (CONTINUED)

CMFG VARIABLE ANNUITY ACCOUNT

Ultra Series Diversified Income Fund,     December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Diversified Income Fund,     December 31,    Year Ended December      Two Years Ended        Four Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013 and
                                                                                                          Period May 1, 2009* -
                                                                                                          December 31, 2009

Ultra Series Equity Income Fund,             N/A                 N/A               For the period from    For the period from
Class II, Subaccount                                                               January 1, 2012 -      January 1, 2012 -
                                                                                   July 31, 2012**        July 31, 2012** and
                                                                                                          Year ended December
                                                                                                          31, 2011 and Period
                                                                                                          May 1, 2010* -
                                                                                                          December 31, 2010

Ultra Series Foundation Fund,             December 31,    Year Ended December      Two Years Ended        Three Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013 and
                                                                                                          Period May 1, 2010* -
                                                                                                          December 31, 2010

Ultra Series Foundation Fund,             December 31,    Year Ended December      Two Years Ended        Three Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013 and
                                                                                                          Period May 1, 2010* -
                                                                                                          December 31, 2010

Ultra Series High Income Fund,            December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series High Income Fund,            December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series International Stock Fund,    December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series International Stock Fund,    December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Large Cap Growth Fund,       December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Large Cap Growth Fund,       December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Large Cap Value Fund,        December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Large Cap Value Fund,        December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Mid Cap Fund,                December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Mid Cap Fund,                December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Moderate Allocation Fund,    December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Moderate Allocation Fund,    December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Money Market Fund,           December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Money Market Fund,           December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Small Cap Fund,              December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class I, Subaccount                          2013              31, 2013            December 31, 2013      December 31, 2013

Ultra Series Small Cap Fund,              December 31,    Year Ended December      Two Years Ended        Five Years Ended
Class II, Subaccount                         2013              31, 2013            December 31, 2013      December 31, 2013

*Date represents commencement of operations.
**Date represents cessation of contractholders' investment.

                          CMFG VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31, 2013

                                                   BLACKROCK             FRANKLIN             FRANKLIN          MUTUAL GLOBAL
                                                     GLOBAL            HIGH INCOME             INCOME             DISCOVERY
                                                 ALLOCATION V.I.        SECURITIES           SECURITIES           SECURITIES
                                                FUND, CLASS III,      FUND, CLASS 4,       FUND, CLASS 4,       FUND, CLASS 4,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $       44,022,715   $       27,787,832   $       26,423,586   $       13,482,595
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                         44,022,715           27,787,832           26,423,586           13,482,595

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $       44,022,715   $       27,787,832   $       26,423,586   $       13,482,595
                                               ==================   ==================   ==================   ==================
NET ASSETS
  Contracts in accumulation period             $       44,022,715   $       27,787,832   $       26,420,076   $       13,478,877
  Contracts in annuitization period (note 2)                    -                     -               3,510                3,718
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $       44,022,715   $       27,787,832   $       26,423,586   $       13,482,595
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                            2,825,591            4,004,010            1,615,134              583,662
Net asset value per share                      $            15.58   $             6.94   $            16.36   $            23.10
Cost of mutual fund shares                     $       40,955,226   $       24,479,491   $       23,422,807   $       11,515,499

                                                   TEMPLETON           INVESCO V.I.         INVESCO V.I.         INVESCO V.I.
                                                   DEVELOPING          GLOBAL REAL           GOVERNMENT           GROWTH AND
                                               MARKETS SECURITIES      ESTATE FUND,       SECURITIES FUND,       INCOME FUND,
                                                 FUND, CLASS 2,      SERIES II SHARES,    SERIES II SHARES,    SERIES II SHARES,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $        1,328,276   $        9,978,395   $       22,579,038   $       63,948,592
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                          1,328,276            9,978,395           22,579,038           63,948,592

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $        1,328,276   $        9,978,395   $       22,579,038   $       63,948,592
                                               ==================   ==================   ==================   ==================
NET ASSETS
  Contracts in accumulation period             $        1,328,276   $        9,975,506   $       22,579,038   $       63,944,758
  Contracts in annuitization period (note 2)                    -                2,889                    -                3,834
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $        1,328,276   $        9,978,395   $       22,579,038   $       63,948,592
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                              130,351              669,691            1,956,589            2,437,994
Net asset value per share                      $            10.19   $            14.90   $            11.54   $            26.23
Cost of mutual fund shares                     $        1,040,087   $        8,169,356   $       23,607,213   $       40,339,714

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                             AS OF DECEMBER 31, 2013

                                                  INVESCO V.I.            MFS(R)            OPPENHEIMER          OPPENHEIMER
                                                    MID CAP             STRATEGIC              GLOBAL           INTERNATIONAL
                                                  GROWTH FUND,       INCOME PORTFOLIO,    STRATEGIC INCOME          GROWTH
                                                SERIES II SHARES,     INITIAL CLASS,      FUND/VA, CLASS A,    FUND/VA, CLASS 2,
                                                  SUBACCOUNT            SUBACCOUNT *         SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $       15,524,384   $          964,547   $          703,990   $       31,413,957
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                         15,524,384              964,547              703,990           31,413,957

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $       15,524,384   $          964,547   $          703,990   $       31,413,957
                                               ==================   ==================   ==================   ==================

NET ASSETS
  Contracts in accumulation period             $       15,524,384   $          959,034   $          693,882   $       31,413,957
  Contracts in annuitization period (note 2)                    -                5,513               10,108                    -
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $       15,524,384   $          964,547   $          703,990   $       31,413,957
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                            2,912,642               96,358              130,853           11,809,758
Net asset value per share                      $             5.33   $            10.01   $             5.38   $             2.66
Cost of mutual fund shares                     $        9,197,206   $          969,187   $          727,538   $       19,954,586

                                                OPPENHEIMER MAIN        OPPENHEIMER       PIMCO COMMODITY-       PIMCO GLOBAL
                                                STREET SMALL CAP        MAIN STREET         REALRETURN(R)       BOND PORTFOLIO
                                                   FUND(R)/VA,          FUND(R)/VA,      STRATEGY PORTFOLIO,      (UNHEDGED),
                                                 SERVICE SHARES,      SERVICE SHARES,      ADVISOR CLASS,       ADVISOR CLASS,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $       17,879,677   $       31,356,544   $       13,303,826   $       31,159,758
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                         17,879,677           31,356,544           13,303,826           31,159,758

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $       17,879,677   $       31,356,544   $       13,303,826   $       31,159,758
                                               ==================   ==================   ==================   ==================

NET ASSETS
  Contracts in accumulation period             $       17,879,677   $       31,356,544   $       13,303,826   $       31,159,758
  Contracts in annuitization period (note 2)                    -             -                           -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $       17,879,677   $       31,356,544   $       13,303,826   $       31,159,758
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                              649,462            1,011,828            2,198,980            2,525,102
Net asset value per share                      $            27.53   $            30.99   $             6.05   $            12.34
Cost of mutual fund shares                     $        9,730,268   $       18,487,252   $       17,594,353   $       33,500,435

* Commenced operations August 16, 2013.

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                             AS OF DECEMBER 31, 2013

                                                     PIMCO             T. ROWE PRICE        ULTRA SERIES         ULTRA SERIES
                                                  TOTAL RETURN         INTERNATIONAL         AGGRESSIVE           AGGRESSIVE
                                                   PORTFOLIO,             STOCK              ALLOCATION           ALLOCATION
                                                 ADVISOR CLASS,         PORTFOLIO,         FUND, CLASS I        FUND, CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $       70,049,615   $        7,319,601   $       15,532,239   $        1,911,264
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                         70,049,615            7,319,601           15,532,239            1,911,264

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $       70,049,615   $        7,319,601   $       15,532,239   $        1,911,264
                                               ==================   ==================   ==================   ==================

NET ASSETS
  Contracts in accumulation period             $       70,049,615   $        7,307,639   $       15,519,977   $        1,911,264
  Contracts in annuitization period (note 2)                    -               11,962               12,262                    -
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $       70,049,615   $        7,319,601   $       15,532,239   $        1,911,264
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                            6,379,746              465,623            1,332,679              164,513
Net asset value per share                      $            10.98   $            15.72   $            11.66   $            11.62
Cost of mutual fund shares                     $       71,357,399   $        6,206,790   $       12,757,202   $        1,459,393

================================================================================================================================
                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                    CORE BOND            CORE BOND          CONSERVATIVE         CONSERVATIVE
                                                      FUND,                FUND,          ALLOCATION FUND,     ALLOCATION FUND,
                                                    CLASS I,             CLASS II,             CLASS I,            CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $      114,400,490   $       22,483,879   $      100,798,395   $       40,068,025
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                        114,400,490           22,483,879          100,798,395           40,068,025

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $      114,400,490   $       22,483,879   $      100,798,395   $       40,068,025
                                               ==================   ==================   ==================   ==================

NET ASSETS
  Contracts in accumulation period             $      114,158,659   $       22,483,879   $      100,726,379   $       40,068,025
  Contracts in annuitization period (note 2)              241,831                    -               72,016                    -
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $      114,400,490   $       22,483,879   $      100,798,395   $       40,068,025
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                           11,475,739            2,258,892            9,420,499            3,752,742
Net asset value per share                      $             9.97   $             9.95   $            10.70   $            10.68
Cost of mutual fund shares                     $      118,975,544   $       23,498,342   $       94,777,990   $       37,287,218

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                             AS OF DECEMBER 31, 2013

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                   DIVERSIFIED          DIVERSIFIED          FOUNDATION           FOUNDATION
                                                     INCOME               INCOME                FUND,                FUND,
                                                 FUND, CLASS I,       FUND, CLASS II,         CLASS I,             CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $      168,653,073   $       43,601,441   $          226,442   $       24,507,329
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                        168,653,073           43,601,441              226,442           24,507,329

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $      168,653,073   $       43,601,441   $          226,442   $       24,507,329
                                               ==================   ==================   ==================   ==================

NET ASSETS
  Contracts in accumulation period             $      167,467,115   $       43,601,441   $          226,442   $       24,507,329
  Contracts in annuitization period (note 2)            1,185,958                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $      168,653,073   $       43,601,441   $          226,442   $       24,507,329
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                            8,124,492            2,105,119               22,715            2,462,182
Net asset value per share                      $            20.76   $            20.71   $             9.97   $             9.95
Cost of mutual fund shares                     $      145,439,684   $       36,269,010   $          242,042   $       25,961,307

================================================================================================================================
                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                   HIGH INCOME          HIGH INCOME         INTERNATIONAL        INTERNATIONAL
                                                      FUND,                FUND,             STOCK FUND,          STOCK FUND,
                                                    CLASS I,             CLASS II,            CLASS I,             CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $       35,885,616   $        6,905,504   $       45,089,578   $       19,134,031
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                         35,885,616            6,905,504           45,089,578           19,134,031

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $       35,885,616   $        6,905,504   $       45,089,578   $       19,134,031
                                               ==================   ==================   ==================   ==================

NET ASSETS
  Contracts in accumulation period             $       35,834,673   $        6,905,504   $       45,045,283   $       19,134,031
  Contracts in annuitization period (note 2)               50,943                    -               44,295                    -
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $       35,885,616   $        6,905,504   $       45,089,578   $       19,134,031
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                            3,892,656              748,483            3,470,885            1,476,391
Net asset value per share                      $             9.22   $             9.23   $            12.99   $            12.96
Cost of mutual fund shares                     $       37,363,799   $        7,086,147   $       37,782,136   $       13,957,419

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                             AS OF DECEMBER 31, 2013

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                   LARGE CAP             LARGE CAP            LARGE CAP            LARGE CAP
                                                  GROWTH FUND,         GROWTH FUND,          VALUE FUND,          VALUE FUND,
                                                    CLASS I,             CLASS II,            CLASS I,             CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $       98,691,760   $       33,982,869   $      145,589,023   $        6,874,761
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                         98,691,760           33,982,869          145,589,023            6,874,761

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $       98,691,760   $       33,982,869   $      145,589,023   $        6,874,761
                                               ==================   ==================   ==================   ==================

NET ASSETS
  Contracts in accumulation period             $       98,500,170   $       33,982,869   $      145,070,998   $        6,874,761
  Contracts in annuitization period (note 2)              191,590                    -              518,025                    -
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $       98,691,760   $       33,982,869   $      145,589,023   $        6,874,761
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                            3,431,862            1,186,963            4,188,166              198,451
Net asset value per share                      $            28.76   $            28.63   $            34.76   $            34.64
Cost of mutual fund shares                     $       70,820,848   $       25,273,326   $      118,383,142   $        4,504,746

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                     MID CAP              MID CAP             MODERATE             MODERATE
                                                      FUND,                FUND,             ALLOCATION           ALLOCATION
                                                    CLASS I,             CLASS II,         FUND, CLASS I,       FUND, CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $      101,247,261   $       15,761,606   $      163,157,290   $       34,964,209
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                        101,247,261           15,761,606          163,157,290           34,964,209

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $      101,247,261   $       15,761,606   $      163,157,290   $       34,964,209
                                               ==================   ==================   ==================   ==================

NET ASSETS
  Contracts in accumulation period             $      101,078,132   $       15,761,606   $      162,767,681   $       34,964,209
  Contracts in annuitization period (note 2)              169,129                    -              389,609                    -
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $      101,247,261   $       15,761,606   $      163,157,290   $       34,964,209
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                            4,653,142              728,110           14,214,165            3,053,803
Net asset value per share                      $            21.76   $            21.65   $            11.48   $            11.45
Cost of mutual fund shares                     $       66,978,630   $        9,274,739   $      144,755,264   $       28,231,402

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                             AS OF DECEMBER 31, 2013

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                  MONEY MARKET         MONEY MARKET           SMALL CAP            SMALL CAP
                                                      FUND,                FUND,                FUND,                FUND,
                                                    CLASS I,             CLASS II,            CLASS I,             CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
================================================================================================================================
ASSETS
  Investments in mutual funds at fair value    $       27,962,779   $        1,729,533   $        4,964,288   $        1,775,214
                                               ------------------   ------------------   ------------------   ------------------
  Total assets                                         27,962,779            1,729,533            4,964,288            1,775,214

LIABILITIES                                                     -                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Net assets                                   $       27,962,779   $        1,729,533   $        4,964,288   $        1,775,214
                                               ==================   ==================   ==================   ==================

NET ASSETS
  Contracts in accumulation period             $       27,958,903   $        1,729,533   $        4,964,288   $        1,775,214
  Contracts in annuitization period (note 2)                3,876                    -                    -                    -
                                               ------------------   ------------------   ------------------   ------------------
  Total net assets                             $       27,962,779   $        1,729,533   $        4,964,288   $        1,775,214
                                               ==================   ==================   ==================   ==================

Number of shares outstanding                           27,962,779            1,729,533              545,526              196,206
Net asset value per share                      $             1.00   $             1.00   $             9.10   $             9.05
Cost of mutual fund shares                     $       27,962,779   $        1,729,533   $        5,219,514   $        1,802,524

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2013

                                                         BLACKROCK            FRANKLIN            FRANKLIN          MUTUAL GLOBAL
                                                           GLOBAL            HIGH INCOME           INCOME             DISCOVERY
                                                       ALLOCATION V.I.        SECURITIES         SECURITIES           SECURITIES
                                                       FUND, CLASS III,     FUND, CLASS 4,     FUND, CLASS 4,       FUND, CLASS 4,
                                                          SUBACCOUNT          SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
===================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $        446,113    $      1,982,283    $      1,517,963    $        265,559
  Mortality and expense charges (note 3)                      (493,006)           (320,838)           (286,714)           (146,266)
  Administrative charges                                       (75,852)            (56,631)            (39,212)            (21,248)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                (122,745)          1,604,814           1,192,037              98,045

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                             249,852             466,252             581,698             271,104
  Realized gain distributions                                1,776,969                   -                   -           1,150,736
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                    2,026,821             466,252             581,698           1,421,840

NET CHANGE IN UNREALIZED APPRECIATION
  (depreciation) on investments                              3,293,926            (378,152)          1,115,133           1,371,335
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $      5,198,002    $      1,692,914    $      2,888,868    $      2,891,220
                                                      =================   =================   =================   =================

                                                         TEMPLETON          INVESCO V.I.        INVESCO V.I.        INVESCO V.I.
                                                         DEVELOPING          GLOBAL REAL         GOVERNMENT          GROWTH AND
                                                     MARKETS SECURITIES      ESTATE FUND,      SECURITIES FUND,     INCOME FUND,
                                                       FUND, CLASS 2,      SERIES II SHARES,  SERIES II SHARES,  SERIES II SHARES,
                                                         SUBACCOUNT           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
===================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $         27,960    $        379,541    $        759,965    $        775,487
  Mortality and expense charges (note 3)                       (17,786)           (119,234)           (269,003)           (706,611)
  Administrative charges                                        (2,134)            (19,284)            (46,615)           (120,217)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                   8,040             241,023             444,347             (51,341)

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                              47,165             354,336             (22,372)          3,434,456
  Realized gain distributions                                        -                   -                   -             535,891
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                       47,165             354,336             (22,372)          3,970,347

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                                (92,876)           (457,845)         (1,423,456)         12,914,569
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $        (37,671)   $        137,514    $     (1,001,481)   $     16,833,575
                                                      =================   =================   =================   =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2013

                                                          INVESCO V.I.           MFS(R)             MFS(R)           OPPENHEIMER
                                                            MID CAP            STRATEGIC           STRATEGIC           GLOBAL
                                                          GROWTH FUND,      INCOME PORTFOLIO,    INCOME SERIES,   STRATEGIC INCOME
                                                       SERIES II SHARES,     INITIAL CLASS,      INITIAL CLASS,   FUND/VA, CLASS A,
                                                           SUBACCOUNT         SUBACCOUNT *       SUBACCOUNT **       SUBACCOUNT
====================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $         31,318    $         31,191    $         81,117    $         40,321
  Mortality and expense charges (note 3)                      (164,406)             (4,562)             (8,294)             (9,902)
  Administrative charges                                       (28,360)               (547)               (995)             (1,188)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                (161,448)             26,082              71,828              29,231

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                             799,560                (901)            (38,151)             (3,211)
  Realized gain distributions                                        -                   -                   -                   -
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                      799,560                (901)            (38,151)             (3,211)

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                              3,607,886              (4,640)            (54,057)            (38,886)
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $      4,245,998    $         20,541    $        (20,380)   $        (12,866)
                                                      =================   =================   =================   =================

                                                        OPPENHEIMER       OPPENHEIMER MAIN       OPPENHEIMER      PIMCO COMMODITY-
                                                       INTERNATIONAL      STREET SMALL CAP       MAIN STREET       REALRETURN(R)
                                                           GROWTH            FUND(R)/VA,         FUND(R)/VA,     STRATEGY PORTFOLIO,
                                                      FUND/VA, CLASS 2,    SERVICE SHARES,     SERVICE SHARES,     ADVISOR CLASS,
                                                         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
===================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $        334,175    $        118,700    $        247,987    $        223,630
  Mortality and expense charges (note 3)                      (344,643)           (193,775)           (332,269)           (157,138)
  Administrative charges                                       (57,584)            (31,156)            (62,137)            (25,306)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                 (68,052)           (106,231)           (146,419)             41,186

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                           1,551,830           1,386,941           1,491,951            (304,578)
  Realized gain distributions                                        -             204,919                   -                   -
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                    1,551,830           1,591,860           1,491,951            (304,578)

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                              4,976,968           3,908,178           6,172,065          (2,094,311)
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $      6,460,746    $      5,393,807    $      7,517,597    $     (2,357,703)
                                                      =================   =================   =================   =================

  *  Commenced operations August 16, 2013.
  ** Ceased operations August 16, 2013.

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2013

                                                         PIMCO GLOBAL           PIMCO         T. ROWE PRICE         ULTRA SERIES
                                                        BOND PORTFOLIO      TOTAL RETURN      INTERNATIONAL          AGGRESSIVE
                                                          (UNHEDGED),         PORTFOLIO,          STOCK              ALLOCATION
                                                        ADVISOR CLASS,      ADVISOR CLASS,      PORTFOLIO,         FUND, CLASS I,
                                                          SUBACCOUNT          SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
====================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $        303,918    $      1,649,167    $         60,285    $        175,393
  Mortality and expense charges (note 3)                      (368,524)           (910,879)            (90,623)           (176,081)
  Administrative charges                                       (62,481)           (136,812)            (10,875)            (15,911)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                (127,087)            601,476             (41,213)            (16,599)

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                             (87,700)             59,998              96,705             516,998
  Realized gain distributions                                  218,117             613,842                   -             189,040
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                      130,417             673,840              96,705             706,038

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                             (3,341,248)         (4,087,508)            797,352           2,216,458
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $     (3,337,918)   $     (2,812,192)   $        852,844    $      2,905,897
                                                      =================   =================   =================   =================

                                                         ULTRA SERIES       ULTRA SERIES       ULTRA SERIES         ULTRA SERIES
                                                          AGGRESSIVE         CORE BOND           CORE BOND         CONSERVATIVE
                                                          ALLOCATION           FUND,               FUND,          ALLOCATION FUND,
                                                        FUND, CLASS II,       CLASS I,           CLASS II,            CLASS I,
                                                          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
===================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $         16,918    $      3,865,632    $        710,394    $      2,388,837
  Mortality and expense charges (note 3)                       (21,619)         (1,533,114)           (259,284)         (1,249,238)
  Administrative charges                                        (2,820)           (140,739)            (42,399)           (157,839)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                  (7,521)          2,191,779             408,711             981,760

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                              94,637              54,230             (23,416)          1,917,191
  Realized gain distributions                                   23,396                   -                   -           2,520,453
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                      118,033              54,230             (23,416)          4,437,644

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                                241,952          (7,051,159)         (1,270,713)            989,655
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $        352,464    $     (4,805,150)   $       (885,418)   $      6,409,059
                                                      =================   =================   =================   =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2013

                                                         ULTRA SERIES        ULTRA SERIES      ULTRA SERIES         ULTRA SERIES
                                                         CONSERVATIVE        DIVERSIFIED        DIVERSIFIED          FOUNDATION
                                                       ALLOCATION FUND,         INCOME            INCOME               FUND,
                                                           CLASS II,        FUND, CLASS I,    FUND, CLASS II,         CLASS I,
                                                          SUBACCOUNT          SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
====================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $        857,521    $      3,753,808    $        890,524    $          7,622
  Mortality and expense charges (note 3)                      (484,363)         (1,943,973)           (440,544)             (2,525)
  Administrative charges                                       (73,270)           (154,708)            (82,450)               (330)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                 299,888           1,655,127             367,530               4,767

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                             640,120           3,465,117             601,536                 (88)
  Realized gain distributions                                1,011,220                   -                   -                   -
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                    1,651,340           3,465,117             601,536                 (88)

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                                437,288          17,317,725           4,106,734             (12,585)
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $      2,388,516    $     22,437,969    $      5,075,800    $         (7,906)
                                                      =================   =================   =================   =================

                                                        ULTRA SERIES         ULTRA SERIES       ULTRA SERIES        ULTRA SERIES
                                                         FOUNDATION          HIGH INCOME        HIGH INCOME         INTERNATIONAL
                                                            FUND,               FUND,              FUND,             STOCK FUND,
                                                          CLASS II,            CLASS I,          CLASS II,            CLASS I,
                                                         SUBACCOUNT           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
====================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $        775,405    $      2,421,408    $        445,909    $         87,613
  Mortality and expense charges (note 3)                      (292,863)           (458,211)            (77,968)           (524,895)
  Administrative charges                                       (45,649)            (36,456)            (12,745)            (47,533)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                 436,893           1,926,741             355,196            (484,815)

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                             (30,787)            (35,217)              5,381             713,291
  Realized gain distributions                                        -                   -                   -                   -
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                      (30,787)            (35,217)              5,381             713,291

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                             (1,386,693)           (314,352)           (106,879)          7,715,347
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $       (980,587)   $      1,577,172    $        253,698    $      7,943,823
                                                      =================   =================   =================   =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2013

                                                         ULTRA SERIES        ULTRA SERIES        ULTRA SERIES        ULTRA SERIES
                                                         INTERNATIONAL        LARGE CAP           LARGE CAP            LARGE CAP
                                                          STOCK FUND,        GROWTH FUND,        GROWTH FUND,         VALUE FUND,
                                                           CLASS II,           CLASS I,           CLASS II,            CLASS I,
                                                          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
===================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $            757    $        567,584    $        145,243    $      2,112,582
  Mortality and expense charges (note 3)                      (212,804)         (1,131,971)           (365,739)         (1,710,441)
  Administrative charges                                       (34,576)           (102,450)            (60,219)           (155,757)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                (246,623)           (666,837)           (280,715)            246,384

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                             535,985           6,278,546           1,062,094           2,796,684
  Realized gain distributions                                        -           7,828,564           2,713,918                   -
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                      535,985          14,107,110           3,776,012           2,796,684

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                              2,915,979          10,838,485           4,466,637          32,859,138
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $      3,205,341    $     24,278,758    $      7,961,934    $     35,902,206
                                                      =================   =================   =================   =================

                                                        ULTRA SERIES         ULTRA SERIES        ULTRA SERIES        ULTRA SERIES
                                                          LARGE CAP            MID CAP             MID CAP             MODERATE
                                                         VALUE FUND,            FUND,                FUND,            ALLOCATION
                                                          CLASS II,            CLASS I,            CLASS II,        FUND, CLASS I,
                                                         SUBACCOUNT           SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
===================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $         88,154    $          5,999    $              -    $      2,910,881
  Mortality and expense charges (note 3)                       (75,121)         (1,172,254)           (173,284)         (1,851,278)
  Administrative charges                                       (12,937)            (92,616)            (28,734)           (234,296)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                      96          (1,258,871)           (202,018)            825,307

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                             313,136           6,053,543             793,997           1,702,223
  Realized gain distributions                                        -           1,522,739             238,428                   -
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                      313,136           7,576,282           1,032,425           1,702,223

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                              1,275,889          18,027,287           2,774,189          18,799,076
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                            $      1,589,121    $     24,344,698    $      3,604,596    $     21,326,606
                                                      =================   =================   =================   =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2013

                                                          ULTRA SERIES       ULTRA SERIES        ULTRA SERIES         ULTRA SERIES
                                                            MODERATE         MONEY MARKET        MONEY MARKET           SMALL CAP
                                                           ALLOCATION           FUND,                FUND,                FUND,
                                                         FUND, CLASS II,       CLASS I,            CLASS II,             CLASS I,
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
==================================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $        539,130    $              -    $              -    $         14,809
  Mortality and expense charges (note 3)                      (397,188)           (401,088)            (18,312)            (53,867)
  Administrative charges                                       (57,425)            (36,538)             (2,876)             (6,515)
                                                      -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                                  84,517            (437,626)            (21,188)            (45,573)

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                             983,296                   -                   -             461,576
  Realized gain distributions                                        -                   -                   -           2,199,062
                                                      -----------------   -----------------   -----------------   -----------------
  Net realized gain (loss) on investments                      983,296                   -                   -           2,660,638

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                              3,447,169                   -                   -          (1,357,799)
                                                      -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $      4,514,982    $       (437,626)   $        (21,188)   $      1,257,266
                                                      =================   =================   =================   =================

                                                       ULTRA SERIES
                                                         SMALL CAP
                                                           FUND,
                                                         CLASS II,
                                                        SUBACCOUNT
=======================================================================
INVESTMENT INCOME (LOSS)
  Dividend income                                     $            839
  Mortality and expense charges (note 3)                       (19,463)
  Administrative charges                                        (3,294)
                                                      -----------------
  Net investment income (loss)                                 (21,918)

REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
  Net realized gain (loss) on sale
    of fund shares                                             119,743
  Realized gain distributions                                  787,819
                                                      -----------------
  Net realized gain (loss) on investments                      907,562

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                               (438,050)
                                                      -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $        447,594
                                                      =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                             BLACKROCK GLOBAL                        FRANKLIN HIGH INCOME
                                                           ALLOCATION V.I. FUND,                       SECURITIES FUND,
                                                           CLASS III, SUBACCOUNT                     CLASS 4, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $        (122,745)  $          37,768   $       1,604,814    $       1,486,235
  Net realized gain (loss) on investments                   2,026,821             (18,157)            466,252              446,570
  Net change in unrealized appreciation
    (depreciation) on investments                           3,293,926           3,411,876            (378,152)           1,630,673
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                               5,198,002           3,431,487           1,692,914            3,563,478
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                    1,111,963             807,279             408,025              317,522
  Transfers between subaccounts (including
    fixed accounts), net                                     (976,199)         (1,403,976)            793,165           (1,175,063)
  Payment for contract benefits and terminations           (2,479,480)         (2,438,979)         (2,584,411)          (1,887,277)
  Contract charges and fees                                  (469,906)           (513,605)           (196,338)            (206,329)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                  (2,813,622)         (3,549,281)         (1,579,559)          (2,951,147)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                   2,384,380            (117,794)            113,355              612,331
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      41,638,335          41,756,129          27,674,477           27,062,146
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      44,022,715   $      41,638,335   $      27,787,832    $      27,674,477
                                                    =================   =================   =================    =================

                                                              FRANKLIN INCOME                          MUTUAL GLOBAL
                                                              SECURITIES FUND,                   DISCOVERY SECURITIES FUND,
                                                            CLASS 4, SUBACCOUNT                     CLASS 4, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012               2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $       1,192,037   $       1,130,185   $          98,045    $         147,601
  Net realized gain (loss) on investments                     581,698             155,943           1,421,840              688,518
  Net change in unrealized appreciation
    (depreciation) on investments                           1,115,133           1,112,203           1,371,335              447,748
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                               2,888,868           2,398,331           2,891,220            1,283,867
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                      751,062             349,932             379,938              201,692
  Transfers between subaccounts (including
    fixed accounts), net                                    2,994,308             395,386            (304,447)            (108,375)
  Payment for contract benefits and terminations           (3,597,736)         (1,724,674)           (981,942)            (983,198)
  Contract charges and fees                                  (106,543)           (104,963)            (72,910)             (74,889)
  Adjustments to net assets allocated to
    contracts in payout period                                    140                 113                 140                  105
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                      41,231          (1,084,206)           (979,221)            (964,665)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                   2,930,099           1,314,125           1,911,999              319,202
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      23,493,487          22,179,362          11,570,596           11,251,394
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      26,423,586   $      23,493,487   $      13,482,595    $      11,570,596
                                                    =================   =================   =================    =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                            TEMPLETON DEVELOPING                    INVESCO V.I. GLOBAL
                                                          MARKETS SECURITIES FUND,                   REAL ESTATE FUND,
                                                            CLASS 2, SUBACCOUNT                 SERIES II SHARES, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $           8,040   $            (180)  $         241,023    $         (89,522)
  Net realized gain (loss) on investments                      47,165              35,175             354,336              207,955
  Net change in unrealized appreciation
    (depreciation) on investments                             (92,876)            135,395            (457,845)           2,164,775
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                                 (37,671)            170,390             137,514            2,283,208
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                            -                   -             156,398              115,513
  Transfers between subaccounts (including
    fixed accounts), net                                      (38,214)            (11,103)             30,409              (55,649)
  Payment for contract benefits and terminations             (159,827)           (140,274)           (742,756)            (710,468)
  Contract charges and fees                                      (771)             (1,191)            (78,930)             (79,957)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                 123                   96
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                    (198,812)           (152,568)           (634,756)            (730,465)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                    (236,483)             17,822            (497,242)           1,552,743
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                       1,564,759           1,546,937          10,475,637            8,922,894
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $       1,328,276   $       1,564,759   $       9,978,395    $      10,475,637
                                                    =================   =================   =================    =================

                                                          INVESCO V.I. GOVERNMENT                    INVESCO V.I. GROWTH
                                                              SECURITIES FUND,                         AND INCOME FUND,
                                                        SERIES II SHARES, SUBACCOUNT             SERIES II SHARES, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $         444,347   $         395,851   $         (51,341)   $         (35,396)
  Net realized gain (loss) on investments                     (22,372)             74,186           3,970,347            1,190,049
  Net change in unrealized appreciation
    (depreciation) on investments                          (1,423,456)           (275,896)         12,914,569            5,539,419
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                              (1,001,481)            194,141          16,833,575            6,694,072
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                      192,298             306,675             825,739              601,194
  Transfers between subaccounts (including
    fixed accounts), net                                    1,165,479           1,737,344          (4,561,354)          (1,244,553)
  Payment for contract benefits and terminations           (1,874,985)         (1,504,258)         (4,230,699)          (3,653,860)
  Contract charges and fees                                  (251,136)           (234,744)           (491,543)            (475,342)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                 146                  104
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                    (768,344)            305,017          (8,457,711)          (4,772,457)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                  (1,769,825)            499,158           8,375,864            1,921,615
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      24,348,863          23,849,705          55,572,728           53,651,113
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      22,579,038   $      24,348,863   $      63,948,592    $      55,572,728
                                                    =================   =================   =================    =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                           INVESCO V.I. MID CAP                       MFS(R) STRATEGIC
                                                                GROWTH FUND,                          INCOME PORTFOLIO,
                                                        SERIES II SHARES, SUBACCOUNT             INITIAL CLASS, SUBACCOUNT *
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $        (161,448)  $        (171,932)  $          26,082    $               -
  Net realized gain (loss) on investments                     799,560             969,992                (901)                   -
  Net change in unrealized appreciation
    (depreciation) on investments                           3,607,886             420,301              (4,640)                   -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                               4,245,998           1,218,361              20,541                    -
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                      191,406             186,983                   -                    -
  Transfers between subaccounts (including
    fixed accounts), net                                     (439,094)             24,465             983,857                    -
  Payment for contract benefits and terminations           (1,025,251)         (1,045,613)            (39,698)                   -
  Contract charges and fees                                   (92,633)            (94,116)               (220)                   -
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                  67                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                  (1,365,572)           (928,281)            944,006                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                   2,880,426             290,080             964,547                    -
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      12,643,958          12,353,878                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      15,524,384   $      12,643,958   $         964,547    $               -
                                                    =================   =================   =================    =================

                                                               MFS(R) STRATEGIC                      OPPENHEIMER GLOBAL
                                                                INCOME SERIES,                        STRATEGIC INCOME
                                                        INITIAL CLASS, SUBACCOUNT **           FUND/VA, CLASS A, SUBACCOUNT ***
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $          71,828   $          49,119   $          29,231    $          (2,240)
  Net realized gain (loss) on investments                     (38,151)              8,950              (3,211)             (13,067)
  Net change in unrealized appreciation
    (depreciation) on investments                             (54,057)             45,319             (38,886)              28,740
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                                 (20,380)            103,388             (12,866)              13,433
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                            -                   -                   -                    -
  Transfers between subaccounts (including
    fixed accounts), net                                     (983,367)                811             (19,548)              (3,196)
  Payment for contract benefits and terminations             (100,105)           (199,024)           (133,356)             (40,437)
  Contract charges and fees                                      (403)               (831)               (492)                 (84)
  Adjustments to net assets allocated to
    contracts in payout period                                     93                 151                 507                  107
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                  (1,083,782)           (198,893)           (152,889)             (43,610)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                  (1,104,162)            (95,505)           (165,755)             (30,177)
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                       1,104,162           1,199,667             869,745              899,922
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $               -   $       1,104,162   $         703,990    $         869,745
                                                    =================   =================   =================    =================

*   Commenced operations August 16, 2013.
**  Ceased operations August 16, 2013.
*** Commenced operations on October 26, 2012 (merger).

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                         OPPENHEIMER INTERNATIONAL                OPPENHEIMER MAIN STREET
                                                              GROWTH FUND/VA,                      SMALL CAP FUND(R)/VA,
                                                            CLASS 2, SUBACCOUNT                  SERVICE SHARES, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $         (68,052)  $         (55,415)  $        (106,231)   $        (146,289)
  Net realized gain (loss) on investments                   1,551,830             548,035           1,591,860              608,102
  Net change in unrealized appreciation
    (depreciation) on investments                           4,976,968           4,513,939           3,908,178            1,661,177
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                               6,460,746           5,006,559           5,393,807            2,122,990
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                      303,025             314,728             186,777              175,682
  Transfers between subaccounts (including
    fixed accounts), net                                   (1,490,151)            (54,236)           (432,150)            (826,619)
  Payment for contract benefits and terminations           (2,442,732)         (1,968,255)         (1,229,187)          (1,133,015)
  Contract charges and fees                                  (226,954)           (223,144)           (112,686)            (112,073)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                  (3,856,812)         (1,930,907)         (1,587,246)          (1,896,025)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                   2,603,934           3,075,652           3,806,561              226,965
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      28,810,023          25,734,371          14,073,116           13,846,151
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      31,413,957   $      28,810,023   $      17,879,677    $      14,073,116
                                                    =================   =================   =================    =================

                                                             OPPENHEIMER MAIN                         PIMCO COMMODITY-
                                                             STREET FUND(R)/VA,               REALRETURN(R) STRATEGY PORTFOLIO,
                                                         SERVICE SHARES, SUBACCOUNT              ADVISOR CLASS, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $        (146,419)  $        (191,412)  $          41,186    $         156,402
  Net realized gain (loss) on investments                   1,491,951           1,471,496            (304,578)             318,430
  Net change in unrealized appreciation
    (depreciation) on investments                           6,172,065           2,568,207          (2,094,311)              46,784
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                               7,517,597           3,848,291          (2,357,703)             521,616
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                      398,562             326,796             248,994              183,761
  Transfers between subaccounts (including
     fixed accounts), net                                    (639,057)         (2,788,256)          1,856,529            1,272,925
  Payment for contract benefits and terminations           (2,162,554)         (1,874,983)         (1,018,446)          (1,057,007)
  Contract charges and fees                                  (198,829)           (208,760)           (103,189)            (109,210)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                  (2,601,878)         (4,545,203)            983,888              290,469
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                   4,915,719            (696,912)         (1,373,815)             812,085
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      26,440,825          27,137,737          14,677,641           13,865,556
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      31,356,544   $      26,440,825   $      13,303,826    $      14,677,641
                                                    =================   =================   =================    =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                            PIMCO GLOBAL BOND                        PIMCO TOTAL RETURN
                                                           PORTFOLIO (UNHEDGED),                          PORTFOLIO,
                                                         ADVISOR CLASS, SUBACCOUNT                ADVISOR CLASS, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $        (127,087)  $          67,081   $         601,476    $         988,293
  Net realized gain (loss) on investments                     130,417           2,244,945             673,840            2,320,948
  Net change in unrealized appreciation
    (depreciation) on investments                          (3,341,248)           (517,626)         (4,087,508)           3,258,864
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                              (3,337,918)          1,794,400          (2,812,192)           6,568,105
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                      442,916             390,287           1,060,600            1,600,150
  Transfers between subaccounts (including
    fixed accounts), net                                    3,391,649             121,087          (2,582,005)             543,740
  Payment for contract benefits and terminations           (2,950,995)         (2,601,355)        (10,461,330)          (7,274,002)
  Contract charges and fees                                  (246,049)           (258,413)           (435,194)            (442,245)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                     637,521          (2,348,394)        (12,417,929)          (5,572,357)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                  (2,700,397)           (553,994)        (15,230,121)             995,748
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      33,860,155          34,414,149          85,279,736           84,283,988
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      31,159,758   $      33,860,155   $      70,049,615    $      85,279,736
                                                    =================   =================   =================    =================

                                                               T. ROWE PRICE                            ULTRA SERIES
                                                            INTERNATIONAL STOCK                  AGGRESSIVE ALLOCATION FUND,
                                                           PORTFOLIO, SUBACCOUNT                     CLASS I, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $         (41,213)  $         (17,506)  $         (16,599)   $         141,293
  Net realized gain (loss) on investments                      96,705             (15,730)            706,038               85,168
  Net change in unrealized appreciation
    (depreciation) on investments                             797,352           1,219,518           2,216,458            1,399,624
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                                 852,844           1,186,282           2,905,897            1,626,085
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                            -                   -             506,094              291,312
  Transfers between subaccounts (including
    fixed accounts), net                                     (102,394)           (319,617)            280,473           (1,856,736)
  Payment for contract benefits and terminations             (891,897)           (928,306)         (4,212,961)          (1,991,103)
  Contract charges and fees                                    (4,323)             (5,598)            (17,264)             (18,645)
  Adjustments to net assets allocated to
    contracts in payout period                                    362                 266                 291                  258
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                    (998,252)         (1,253,255)         (3,443,367)          (3,574,914)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                    (145,408)            (66,973)           (537,470)          (1,948,829)
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                       7,465,009           7,531,982          16,069,709           18,018,538
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $       7,319,601   $       7,465,009   $      15,532,239    $      16,069,709
                                                    =================   =================   =================    =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                ULTRA SERIES                            ULTRA SERIES
                                                         AGGRESSIVE ALLOCATION FUND,                   CORE BOND FUND,
                                                            CLASS II, SUBACCOUNT                     CLASS I, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $          (7,521)  $          14,980   $       2,191,779    $       2,810,095
  Net realized gain (loss) on investments                     118,033              20,067              54,230            1,337,130
  Net change in unrealized appreciation
    (depreciation) on investments                             241,952             138,019          (7,051,159)          (1,127,164)
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                                 352,464             173,066          (4,805,150)           3,020,061
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                       16,213              40,105           1,962,560            1,005,709
  Transfers between subaccounts (including
    fixed accounts), net                                     (170,463)             15,246          (4,123,956)           2,929,158
  Payment for contract benefits and terminations             (200,829)            (89,606)        (24,048,802)         (27,705,638)
  Contract charges and fees                                    (6,817)             (3,959)           (260,906)            (324,757)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -               2,994                4,899
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                    (361,896)            (38,214)        (26,468,110)         (24,090,629)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                      (9,432)            134,852         (31,273,260)         (21,070,568)
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                       1,920,696           1,785,844         145,673,750          166,744,318
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $       1,911,264   $       1,920,696   $     114,400,490    $     145,673,750
                                                    =================   =================   =================    =================

                                                               ULTRA SERIES                             ULTRA SERIES
                                                              CORE BOND FUND,                   CONSERVATIVE ALLOCATION FUND,
                                                            CLASS II, SUBACCOUNT                     CLASS I, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $         408,711   $         392,990   $         981,760    $       2,676,611
  Net realized gain (loss) on investments                     (23,416)             92,811           4,437,644              992,278
  Net change in unrealized appreciation
    (depreciation) on investments                          (1,270,713)           (121,487)            989,655            4,429,781
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                                (885,418)            364,314           6,409,059            8,098,670
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                      198,841             136,076             869,487            1,873,433
  Transfers between subaccounts (including
    fixed accounts), net                                    2,097,370            (431,419)           (342,273)           9,180,026
  Payment for contract benefits and terminations           (1,668,336)         (1,344,211)        (17,751,248)         (15,314,681)
  Contract charges and fees                                  (200,877)           (202,650)           (380,174)            (459,258)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                 (63)                 982
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                     426,998          (1,842,204)        (17,604,271)          (4,719,498)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                    (458,420)         (1,477,890)        (11,195,212)           3,379,172
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      22,942,299          24,420,189         111,993,607          108,614,435
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      22,483,879   $      22,942,299   $     100,798,395    $     111,993,607
                                                    =================   =================   =================    =================

                 See accompanying notes to financial statements

                                       CMFG VARIABLE ANNUITY ACCOUNT
                                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                      FOR THE YEARS ENDED DECEMBER 31,

                                                                ULTRA SERIES                             ULTRA SERIES
                                                        CONSERVATIVE ALLOCATION FUND,              DIVERSIFIED INCOME FUND,
                                                            CLASS II, SUBACCOUNT                     CLASS I, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $         299,888   $         951,626   $       1,655,127    $       2,250,839
  Net realized gain (loss) on investments                   1,651,340             320,843           3,465,117            1,270,779
  Net change in unrealized appreciation
    (depreciation) on investments                             437,288           1,758,279          17,317,725            8,055,575
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                               2,388,516           3,030,748          22,437,969           11,577,193
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                      437,711              75,195           1,813,957            1,355,765
  Transfers between subaccounts (including
    fixed accounts), net                                   (1,497,368)           (495,511)          6,770,568             (269,599)
  Payment for contract benefits and terminations           (3,589,054)         (2,763,021)        (25,631,834)         (28,881,070)
  Contract charges and fees                                  (360,421)           (355,202)           (229,482)            (249,916)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -               6,821               24,156
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                  (5,009,132)         (3,538,539)        (17,269,970)         (28,020,664)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                  (2,620,616)           (507,791)          5,167,999          (16,443,471)
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      42,688,641          43,196,432         163,485,074          179,928,545
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      40,068,025   $      42,688,641   $     168,653,073    $     163,485,074
                                                    =================   =================   =================    =================

                                                               ULTRA SERIES                             ULTRA SERIES
                                                          DIVERSIFIED INCOME FUND,                   EQUITY INCOME FUND,
                                                            CLASS II, SUBACCOUNT                  CLASS II, SUBACCOUNT ****
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $         367,530   $         432,290   $               -    $         (17,822)
  Net realized gain (loss) on investments                     601,536             319,462                   -             (115,030)
  Net change in unrealized appreciation
    (depreciation) on investments                           4,106,734           1,287,026                   -              172,955
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                               5,075,800           2,038,778                   -               40,103
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                      927,740             682,989                   -               16,583
  Transfers between subaccounts (including
    fixed accounts), net                                    5,981,532           3,938,216                   -           (2,293,432)
  Payment for contract benefits and terminations           (2,936,031)         (1,822,924)                  -             (151,840)
  Contract charges and fees                                  (355,681)           (287,681)                  -              (18,223)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                   3,617,560           2,510,600                   -           (2,446,912)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                   8,693,360           4,549,378                   -           (2,406,809)
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      34,908,081          30,358,703                   -            2,406,809
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      43,601,441   $      34,908,081   $               -    $               -
                                                    =================   =================   =================    =================

**** Ceased operations on July 31, 2012 (fund liquidated).

                 See accompanying notes to financial statements

                                        CMFG VARIABLE ANNUITY ACCOUNT
                                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                       FOR THE YEARS ENDED DECEMBER 31,

                                                                ULTRA SERIES                            ULTRA SERIES
                                                              FOUNDATION FUND,                        FOUNDATION FUND,
                                                            CLASS I, SUBACCOUNT                     CLASS II, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $           4,767   $           4,913   $         436,893    $         470,578
  Net realized gain (loss) on investments                         (88)                 87             (30,787)              26,703
  Net change in unrealized appreciation
    (depreciation) on investments                             (12,585)             (2,728)         (1,386,693)             (91,087)
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                                  (7,906)              2,272            (980,587)             406,194
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                            -                   -             232,296              528,150
  Transfers between subaccounts (including
    fixed accounts), net                                       24,642             126,567            (342,220)           1,150,825
  Payment for contract benefits and terminations                    -                   -            (875,517)            (887,916)
  Contract charges and fees                                       (30)                 (8)            (39,891)             (36,161)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                      24,612             126,559          (1,025,332)             754,898
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                      16,706             128,831          (2,005,919)           1,161,092
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                         209,736              80,905          26,513,248           25,352,156
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $         226,442   $         209,736   $      24,507,329    $      26,513,248
                                                    =================   =================   =================    =================

                                                               ULTRA SERIES                             ULTRA SERIES
                                                             HIGH INCOME FUND,                        HIGH INCOME FUND,
                                                            CLASS I, SUBACCOUNT                     CLASS II, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $       1,926,741   $       3,064,179   $         355,196    $         455,347
  Net realized gain (loss) on investments                     (35,217)             44,341               5,381               11,045
  Net change in unrealized appreciation
    (depreciation) on investments                            (314,352)          1,176,805            (106,879)             117,475
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                               1,577,172           4,285,325             253,698              583,867
                                                    -----------------   -----------------   -----------------    -----------------
CONTRACT TRANSACTIONS
  Payments received from contract owners                      219,793             191,927              96,370               68,259
  Transfers between subaccounts (including
    fixed accounts), net                                   (1,348,465)           (313,664)            397,144              281,138
  Payment for contract benefits and terminations           (8,034,827)         (7,401,527)           (506,382)            (341,169)
  Contract charges and fees                                   (58,758)            (70,806)            (72,691)             (67,424)
  Adjustments to net assets allocated to
    contracts in payout period                                      1                 824                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                  (9,222,256)         (7,593,246)            (85,559)             (59,196)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                  (7,645,084)         (3,307,921)            168,139              524,671
                                                    -----------------   -----------------   -----------------    -----------------
NET ASSETS
  Beginning of period                                      43,530,700          46,838,621           6,737,365            6,212,694
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      35,885,616   $      43,530,700   $       6,905,504    $       6,737,365
                                                    =================   =================   =================    =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                ULTRA SERIES                            ULTRA SERIES
                                                         INTERNATIONAL STOCK FUND,                INTERNATIONAL STOCK FUND,
                                                            CLASS I, SUBACCOUNT                     CLASS II, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $        (484,815)  $         143,167   $        (246,623)   $          36,123
  Net realized gain (loss) on investments                     713,291          (1,022,674)            535,985               80,921
  Net change in unrealized appreciation
    (depreciation) on investments                           7,715,347           9,646,286           2,915,979            2,912,445
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                               7,943,823           8,766,779           3,205,341            3,029,489
                                                    -----------------   -----------------   -----------------    -----------------

CONTRACT TRANSACTIONS
  Payments received from contract owners                      414,136             362,419             167,607              201,987
  Transfers between subaccounts (including
    fixed accounts), net                                   (2,500,987)         (2,576,276)         (1,059,652)             658,326
  Payment for contract benefits and terminations           (7,730,841)         (8,046,964)         (1,260,627)            (868,279)
  Contract charges and fees                                  (104,427)           (119,044)           (181,654)            (166,022)
  Adjustments to net assets allocated to
    contracts in payout period                                 (1,182)              1,020                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                  (9,923,301)        (10,378,845)         (2,334,326)            (173,988)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                  (1,979,478)         (1,612,066)            871,015            2,855,501
                                                    -----------------   -----------------   -----------------    -----------------

NET ASSETS
  Beginning of period                                      47,069,056          48,681,122          18,263,016           15,407,515
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      45,089,578   $      47,069,056   $      19,134,031    $      18,263,016
                                                    =================   =================   =================    =================

                                                                ULTRA SERIES                            ULTRA SERIES
                                                           LARGE CAP GROWTH FUND,                  LARGE CAP GROWTH FUND,
                                                            CLASS I, SUBACCOUNT                     CLASS II, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $        (666,837)  $        (569,205)  $        (280,715)   $        (205,319)
  Net realized gain (loss) on investments                  14,107,110           5,381,997           3,776,012              356,671
  Net change in unrealized appreciation
    (depreciation) on investments                          10,838,485           5,535,220           4,466,637            2,458,257
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                              24,278,758          10,348,012           7,961,934            2,609,609
                                                    -----------------   -----------------   -----------------    -----------------

CONTRACT TRANSACTIONS
  Payments received from contract owners                      802,631             791,757             286,003              300,588
  Transfers between subaccounts (including
    fixed accounts), net                                   (7,083,389)         (4,570,886)           (706,840)             437,089
  Payment for contract benefits and terminations          (14,748,734)        (14,802,753)         (2,342,196)          (1,540,893)
  Contract charges and fees                                  (148,175)           (176,393)           (317,494)            (293,244)
  Adjustments to net assets allocated to
    contracts in payout period                                    556               3,166                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                 (21,177,111)        (18,755,109)         (3,080,527)          (1,096,460)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                   3,101,647          (8,407,097)          4,881,407            1,513,149
                                                    -----------------   -----------------   -----------------    -----------------

NET ASSETS
  Beginning of period                                      95,590,113         103,997,210          29,101,462           27,588,313
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      98,691,760   $      95,590,113   $      33,982,869    $      29,101,462
                                                    =================   =================   =================    =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                ULTRA SERIES                            ULTRA SERIES
                                                           LARGE CAP VALUE FUND,                    LARGE CAP VALUE FUND,
                                                            CLASS I, SUBACCOUNT                     CLASS II, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $         246,384   $       1,003,434    $              96    $          32,765
  Net realized gain (loss) on investments                   2,796,684          (1,920,702)             313,136              128,094
  Net change in unrealized appreciation
    (depreciation) on investments                          32,859,138          16,031,970            1,275,889              402,265
                                                    -----------------   -----------------    -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                              35,902,206          15,114,702            1,589,121              563,124
                                                    -----------------   -----------------    -----------------    -----------------

CONTRACT TRANSACTIONS
  Payments received from contract owners                    1,457,998           1,257,469               48,083               75,990
  Transfers between subaccounts (including
    fixed accounts), net                                  (10,279,209)         (5,491,152)              (9,574)             (77,210)
  Payment for contract benefits and terminations          (22,323,360)        (22,501,246)            (572,220)            (325,262)
  Contract charges and fees                                  (193,760)           (229,227)             (62,289)             (51,551)
  Adjustments to net assets allocated to
    contracts in payout period                                  9,630              15,362                    -                    -
                                                    -----------------   -----------------    -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                 (31,328,701)        (26,948,794)            (596,000)            (378,033)
                                                    -----------------   -----------------    -----------------    -----------------
  Total increase (decrease) in net assets                   4,573,505         (11,834,092)             993,121              185,091
                                                    -----------------   -----------------    -----------------    -----------------

NET ASSETS
  Beginning of period                                     141,015,518         152,849,610            5,881,640            5,696,549
                                                    -----------------   -----------------    -----------------    -----------------
  End of period                                     $     145,589,023   $     141,015,518    $       6,874,761    $       5,881,640
                                                    =================   =================    =================    =================

                                                                ULTRA SERIES                            ULTRA SERIES
                                                                MID CAP FUND,                           MID CAP FUND,
                                                            CLASS I, SUBACCOUNT                     CLASS II, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $      (1,258,871)  $      (1,025,705)   $        (202,018)   $        (165,126)
  Net realized gain (loss) on investments                   7,576,282           3,191,759            1,032,425              366,038
  Net change in unrealized appreciation
    (depreciation) on investments                          18,027,287          12,520,688            2,774,189            1,652,429
                                                    -----------------   -----------------    -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                              24,344,698          14,686,742            3,604,596            1,853,341
                                                    -----------------   -----------------    -----------------    -----------------

CONTRACT TRANSACTIONS
  Payments received from contract owners                      881,204             885,503              131,160              141,412
  Transfers between subaccounts (including
    fixed accounts), net                                   (4,674,342)        (10,700,627)            (806,417)            (555,032)
  Payment for contract benefits and terminations          (16,737,143)        (15,155,649)            (954,221)            (650,977)
  Contract charges and fees                                  (149,748)           (175,134)            (140,167)            (131,739)
  Adjustments to net assets allocated to
    contracts in payout period                                    914               2,669                    -                    -
                                                    -----------------   -----------------    -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                 (20,679,115)        (25,143,238)          (1,769,645)          (1,196,336)
                                                    -----------------   -----------------    -----------------    -----------------
  Total increase (decrease) in net assets                   3,665,583         (10,456,496)           1,834,951              657,005
                                                    -----------------   -----------------    -----------------    -----------------

NET ASSETS
  Beginning of period                                      97,581,678         108,038,174           13,926,655           13,269,650
                                                    -----------------   -----------------    -----------------    -----------------
  End of period                                     $     101,247,261   $      97,581,678    $      15,761,606    $      13,926,655
                                                    =================   =================    =================    =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                ULTRA SERIES                            ULTRA SERIES
                                                          MODERATE ALLOCATION FUND,               MODERATE ALLOCATION FUND,
                                                            CLASS I, SUBACCOUNT                     CLASS II, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $         825,307   $       2,590,089   $          84,517    $         511,878
  Net realized gain (loss) on investments                   1,702,223            (364,611)            983,296              459,184
  Net change in unrealized appreciation
    (depreciation) on investments                          18,799,076          12,482,709           3,447,169            2,001,312
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                              21,326,606          14,708,187           4,514,982            2,972,374
                                                    -----------------   -----------------   -----------------    -----------------

CONTRACT TRANSACTIONS
  Payments received from contract owners                    1,289,606             847,551             228,251              268,617
  Transfers between subaccounts (including
    fixed accounts), net                                    1,955,199          (7,303,487)           (758,289)          (2,107,779)
  Payment for contract benefits and terminations          (21,608,167)        (17,220,269)         (3,287,440)          (2,124,786)
  Contract charges and fees                                  (707,324)           (796,867)           (304,721)            (305,558)
  Adjustments to net assets allocated to
    contracts in payout period                                  6,525               6,339                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                 (19,064,161)        (24,466,733)         (4,122,199)          (4,269,506)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                   2,262,445          (9,758,546)            392,783           (1,297,132)
                                                    -----------------   -----------------   -----------------    -----------------

NET ASSETS
  Beginning of period                                     160,894,845         170,653,391          34,571,426           35,868,558
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $     163,157,290   $     160,894,845   $      34,964,209    $      34,571,426
                                                    =================   =================   =================    =================

                                                                ULTRA SERIES                            ULTRA SERIES
                                                             MONEY MARKET FUND,                      MONEY MARKET FUND,
                                                            CLASS I, SUBACCOUNT                     CLASS II, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $        (437,626)  $        (548,952)  $         (21,188)   $         (11,934)
  Net realized gain (loss) on investments                           -                   -                   -                    -
  Net change in unrealized appreciation
    (depreciation) on investments                                   -                   -                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                                (437,626)           (548,952)            (21,188)             (11,934)
                                                    -----------------   -----------------   -----------------    -----------------

CONTRACT TRANSACTIONS
  Payments received from contract owners                      912,539             364,052              16,120                6,024
  Transfers between subaccounts (including
    fixed accounts), net                                      473,982           3,807,602             381,838            1,000,259
  Payment for contract benefits and terminations          (11,424,169)        (15,214,215)           (301,540)            (288,944)
  Contract charges and fees                                   (43,105)            (68,012)            (21,434)              (8,245)
  Adjustments to net assets allocated to
    contracts in payout period                                     10                  31                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                 (10,080,743)        (11,110,542)             74,984              709,094
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                 (10,518,369)        (11,659,494)             53,796              697,160
                                                    -----------------   -----------------   -----------------    -----------------

NET ASSETS
  Beginning of period                                      38,481,148          50,140,642           1,675,737              978,577
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $      27,962,779   $      38,481,148   $       1,729,533    $       1,675,737
                                                    =================   =================   =================    =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                ULTRA SERIES                            ULTRA SERIES
                                                              SMALL CAP FUND,                          SMALL CAP FUND,
                                                            CLASS I, SUBACCOUNT                     CLASS II, SUBACCOUNT
                                                    =====================================   ======================================
                                                          2013                2012                2013                 2012
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $         (45,573)  $          (7,041)  $         (21,918)   $          (4,276)
  Net realized gain (loss) on investments                   2,660,638             276,917             907,562               36,035
  Net change in unrealized appreciation
    (depreciation) on investments                          (1,357,799)            326,122            (438,050)             151,850
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                               1,257,266             595,998             447,594              183,609
                                                    -----------------   -----------------   -----------------    -----------------

CONTRACT TRANSACTIONS
  Payments received from contract owners                       24,068              12,566              12,058               13,976
  Transfers between subaccounts (including
    fixed accounts), net                                      225,899            (195,673)             (4,156)             (14,060)
  Payment for contract benefits and terminations             (919,428)           (678,744)           (149,938)             (84,310)
  Contract charges and fees                                   (12,567)            (14,487)            (16,217)             (13,881)
  Adjustments to net assets allocated to
    contracts in payout period                                      -                   -                   -                    -
                                                    -----------------   -----------------   -----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                    (682,028)           (876,338)           (158,253)             (98,275)
                                                    -----------------   -----------------   -----------------    -----------------
  Total increase (decrease) in net assets                     575,238            (280,340)            289,341               85,334
                                                    -----------------   -----------------   -----------------    -----------------

NET ASSETS
  Beginning of period                                       4,389,050           4,669,390           1,485,873            1,400,539
                                                    -----------------   -----------------   -----------------    -----------------
  End of period                                     $       4,964,288   $       4,389,050   $       1,775,214    $       1,485,873
                                                    =================   =================   =================    =================

                 See accompanying notes to financial statements

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

    The CMFG Variable Annuity Account (the Account) is a unit investment trust organized under the laws of the State of Iowa and registered with the Securities Exchange Commission (SEC) under the Investment Company Act of 1940, as amended. The Account was established as a separate account of CMFG Life Insurance Company (the Company) to receive and invest net premiums paid by the contract owners to the Company under four variable annuity contracts issued by the Company: MEMBERS(R) Variable Annuity, MEMBERS(R) Variable Annuity II, MEMBERS(R) Choice Variable Annuity and MEMBERS(R) Variable Annuity III.

    In June 2011, the Board of Directors of CUNA Mutual Insurance Society (CMIS) approved a plan that converted CMIS from a mutual insurance company structure to a mutual insurance holding company (MHC) structure. In September 2011, policyholders and the Iowa Insurance Commissioner approved the plan of reorganization. The new MHC structure became effective January 31, 2012.

    Under the reorganization plan, the policyholders of CMIS, who were the members and owners of CMIS, became members and owners of a new legal entity:
    CUNA Mutual Holding Company (CMHC). A second new legal entity was also formed: CUNA Mutual Financial Group, Inc. (CMFG) to serve as an intermediate holding company, to own CMIS and its subsidiary companies. Finally, CMIS issued 7,500,000 shares of common stock and was renamed CMFG Life Insurance Company. At the same time the Account was renamed to CMFG Variable Annuity Account. Policyholder benefits and rights were not reduced or altered as a result of the reorganization to a MHC structure.

    The Account is divided into a number of subaccounts and the contract owner makes elections from the subaccounts listed below in which to participate:

BLACKROCK VARIABLE SERIES FUNDS, INC.                          PANORAMA SERIES FUND
  BlackRock Global Allocation V.I. Fund (2)                      Oppenheimer International Growth Fund/VA

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST           PIMCO VARIABLE INSURANCE TRUST
  Franklin High Income Securities Fund                           PIMCO CommodityRealReturn(R) Strategy Portfolio
  Franklin Income Securities Fund                                PIMCO Global Bond Portfolio (Unhedged)
  Mutual Global Discovery Securities Fund                        PIMCO Total Return Portfolio
  Templeton Developing Markets Securities Fund(1)              T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                                 T. Rowe Price International Stock Portfolio(1)
AIM VARIABLE INSURANCE FUNDS                                   ULTRA SERIES FUND(3)
(INVESCO VARIABLE INSURANCE FUNDS)                               Aggressive Allocation Fund
  Invesco V.I. Global Real Estate Fund                           Core Bond Fund (f/k/a Bond Fund)
  Invesco V.I. Government Securities Fund(2)                     Conservative Allocation Fund
  Invesco V.I. Growth and Income Fund                            Diversified Income Fund
  (f/k/a Invesco Van Kampen V.I. Growth and Income Fund)         Foundation Fund
  Invesco V.I. Mid Cap Growth Fund                               High Income Fund
  (f/k/a Invesco Van Kampen V.I. Mid Cap Growth Fund)            International Stock Fund
MFS(R) VARIABLE INSURANCE TRUST II                               Large Cap Growth Fund
  MFS(R) Strategic Income Portfolio(1)                           Large Cap Value Fund
OPPENHEIMER VARIABLE ACCOUNT FUNDS                               Mid Cap Fund
  Oppenheimer Global Strategic Income Fund/VA (1)                Moderate Allocation Fund
  Oppenheimer Main Street Small Cap Fund(R)/VA                   Money Market Fund
  (f/k/a Oppenheimer Main Street Small- & Mid- Cap Fund(R)/VA)   Small Cap Fund
  Oppenheimer Main Street Fund(R)/VA

(1) This subaccount is only available in the                   (3) The Ultra Series Fund offers both
MEMBERS(R) Variable Annuity product.                           Class 1 and 2 shares. Class 2
(2) This subaccount is only available in the                   shares are only available in the
MEMBERS(R) Variable Annuity III product.                       MEMBERS(R) Variable Annuity III product.

    The Account may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of an underlying open-end management investment company that is registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

    Except for the Ultra Series Fund, the subaccounts invest in independently managed mutual funds. Madison Asset Management, LLC, with which the Company has an alliance, serves as the investment adviser to the

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION (CONTINUED)

    Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the Board of Trustees of the Ultra Series Fund. The Company receives a percentage of the advisory fees charged by the alliance. The fee income recorded by the Company was $8,285,000 and $8,153,000 during the years ended December 31, 2013 and 2012 of which $3,300,000 and $3,400,000, respectively, was related to the Account.

    The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company.

    The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

(2) SIGNIFICANT ACCOUNTING POLICIES

    Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Investment Valuation

    Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

    Federal Income Taxes

    The operations of the Account are included in the federal income tax return of CMHC, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contracts. Accordingly, no charge for income tax is currently recorded. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

    Contracts in Annuitization Period

    Contracts in the payout stage (annuitization period) are computed according to the 2000 Individual Annuity Mortality Table using an assumed investment return of 3.5%. The mortality risk is due to contract riders, as described in the Fees and Charges note, are fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater than expected longevity of annuitants. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(3) FEES AND CHARGES

    Contract Charges

    SURRENDER CHARGE. A surrender charge is assessed against a contract owner's account upon surrender or partial withdrawal of purchase payments within the first seven years of the contract and, in certain circumstances, surrender charges are waived upon payment of a death benefit or the election of certain annuity payment options.

    For purchase payments withdrawn or surrendered within the first year of the contract, the charge is 7% to 9% of the amount of the payment withdrawn or surrendered depending on the product version chosen. The

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(3) FEES AND CHARGES (CONTINUED)

    surrender charge decreases by 1% (or the noted percentage decrease outlined in the contract) for each full year that has elapsed since the purchase payment was recorded. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender. No surrender charge is assessed on purchase payments made more than 4 years prior to the withdrawal or surrender for one of the contract options of the MEMBERS(R) Variable Annuity III product. Subject to certain restrictions in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the contracts. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

    ANNUAL CONTRACT FEE. On each contract anniversary prior to the annuity date, the Company deducts an annual contract fee of $30 from the contract owner's account. After the anuuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a contract except on a contract anniversary when the full fee is deducted. The Company currently waives this fee for all contracts with $50,000 or more of contract value for the MEMBERS(R) Variable Annuity III product and $25,000 or more of contract value for all other products. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

    DEATH BENEFIT RIDER CHARGES. Optional death benefit riders are available on MEMBERS(R) Variable Annuity II and MEMBERS(R) Choice Variable Annuity contracts. The Maximum Anniversary Value Death Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The Minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85. All death benefit rider charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

    On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year.

    Optional death benefit riders are also available on MEMBERS(R) Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit Riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts the applicable rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year.

    LIVING BENEFIT RIDERS. Optional living benefit riders, such as Guaranteed Minimum Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit, and Guaranteed Minimum Accumulation Benefit are available. Charges for these benefits range from 0.50% to 1.05%. Generally, prior to November 24, 2008, subject to state availability, this charge is assessed on the average monthly contract value for the prior contract year. After this date, the charge is assessed on the average benefit basis for the prior contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

    TRANSFER FEE. No charge is generally made for transfers between subaccounts. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

    PREMIUM TAXES. If state or other premium taxes are applicable to a contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal, (c) upon application of adjusted contract value to an annuity payment option, or
    (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes.

                        CMFG VARIABLE ANNUITY ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

(3) FEES AND CHARGES (CONTINUED)

    These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

    Account Charges

    MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily mortality and expense risk charge from the assets of the Account to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Account at an annual rate of 1.15% to 1.65%. These charges are included in mortality and expense charges in the accompanying Statement of Operations of the applicable subaccount.

    ADMINISTRATIVE CHARGE. The Company deducts a daily administrative charge from the assets of the Account to compensate it for certain expenses it incurs in administration of MEMBERS(R) Variable Annuity and MEMBERS(R) Variable Annuity III contracts. The charge is deducted from the assets of the Account at an annual rate of 0.15%. These charges are included in administrative charges in the accompanying Statement of Operations of the applicable subaccount.

(4) FAIR VALUE

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

    The fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

       o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

       o Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active and (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

       o Level 3: One or more significant inputs are unobservable and reflect the Account's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

   The hierarchy requires the use of market observable information when available for assessing fair value.

                        CMFG VARIABLE ANNUITY ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

(4) FAIR VALUE (CONTINUED)

    The following table summarizes the Account's assets that are measured at fair value on a recurring basis as of December 31, 2013. All of the Account's assets consist of level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

DECEMBER 31, 2013 ASSETS, AT FAIR VALUE                                          LEVEL 2                    TOTAL
-----------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund, Class III, Subaccount               $        44,022,715       $       44,022,715
Franklin High Income Securities Fund, Class 4, Subaccount                           27,787,832               27,787,832
Franklin Income Securities Fund, Class 4, Subaccount                                26,423,586               26,423,586
Mutual Global Discovery Securities Fund, Class 4, Subaccount                        13,482,595               13,482,595
Templeton Developing Markets Securities Fund, Class 2, Subaccount                    1,328,276                1,328,276
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount                   9,978,395                9,978,395
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount               22,579,038               22,579,038
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount                   63,948,592               63,948,592
Invesco V.I. Mid Cap Growth Fund, Series II Shares, Subaccount                      15,524,384               15,524,384
MFS(R) Strategic Income Portfolio, Initial Class, Subaccount *                         964,547                  964,547
Oppenheimer Global Strategic Income Fund/VA, Class A, Subaccount                       703,990                  703,990
Oppenheimer International Growth Fund/VA, Class 2, Subaccount                       31,413,957               31,413,957
Oppenheimer Main Street Small Cap Fund(R)/VA, Service Shares, Subaccount            17,879,677               17,879,677
Oppenheimer Main Street Fund(R)/VA, Service Shares, Subaccount                      31,356,544               31,356,544
PIMCO CommodityRealReturn(R) Strategy Portfolio, Advisor Class, Subaccount          13,303,826               13,303,826
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount                   31,159,758               31,159,758
PIMCO Total Return Portfolio, Advisor Class, Subaccount                             70,049,615               70,049,615
T. Rowe Price International Stock Portfolio, Subaccount                              7,319,601                7,319,601
Ultra Series Aggressive Allocation Fund, Class I, Subaccount                        15,532,239               15,532,239
Ultra Series Aggressive Allocation Fund, Class II, Subaccount                        1,911,264                1,911,264
Ultra Series Core Bond Fund, Class I, Subaccount                                   114,400,490              114,400,490
Ultra Series Core Bond Fund, Class II, Subaccount                                   22,483,879               22,483,879
Ultra Series Conservative Allocation Fund, Class I, Subaccount                     100,798,395              100,798,395
Ultra Series Conservative Allocation Fund, Class II, Subaccount                     40,068,025               40,068,025
Ultra Series Diversified Income Fund, Class I, Subaccount                          168,653,073              168,653,073
Ultra Series Diversified Income Fund, Class II, Subaccount                          43,601,441               43,601,441
Ultra Series Foundation Fund, Class I, Subaccount                                      226,442                  226,442
Ultra Series Foundation Fund, Class II, Subaccount                                  24,507,329               24,507,329
Ultra Series High Income Fund, Class I, Subaccount                                  35,885,616               35,885,616
Ultra Series High Income Fund, Class II, Subaccount                                  6,905,504                6,905,504
Ultra Series International Stock Fund, Class I, Subaccount                          45,089,578               45,089,578
Ultra Series International Stock Fund, Class II, Subaccount                         19,134,031               19,134,031
Ultra Series Large Cap Growth Fund, Class I, Subaccount                             98,691,760               98,691,760
Ultra Series Large Cap Growth Fund, Class II, Subaccount                            33,982,869               33,982,869
Ultra Series Large Cap Value Fund, Class I, Subaccount                             145,589,023              145,589,023
Ultra Series Large Cap Value Fund, Class II, Subaccount                              6,874,761                6,874,761
Ultra Series Mid Cap Fund, Class I, Subaccount                                     101,247,261              101,247,261
Ultra Series Mid Cap Fund, Class II, Subaccount                                     15,761,606               15,761,606
Ultra Series Moderate Allocation Fund, Class I, Subaccount                         163,157,290              163,157,290
Ultra Series Moderate Allocation Fund, Class II, Subaccount                         34,964,209               34,964,209
Ultra Series Money Market Fund, Class I, Subaccount                                 27,962,779               27,962,779
Ultra Series Money Market Fund, Class II, Subaccount                                 1,729,533                1,729,533
Ultra Series Small Cap Fund, Class I, Subaccount                                     4,964,288                4,964,288
Ultra Series Small Cap Fund, Class II, Subaccount                                    1,775,214                1,775,214
-----------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                             $     1,705,124,827       $    1,705,124,827
=======================================================================================================================

    * Commenced operations on August 16, 2013.

    There were no level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2013.

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(4) FAIR VALUE (CONTINUED)

    The following table summarizes the Account's assets that are measured at fair value on a recurring basis as of December 31, 2012. All of the Account's assets consist of level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

DECEMBER 31, 2012 ASSETS, AT FAIR VALUE                                          LEVEL 2                    TOTAL
-----------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund, Class III, Subaccount               $       41,638,335        $       41,638,335
Franklin High Income Securities Fund, Class 4, Subaccount                          27,674,477                27,674,477
Franklin Income Securities Fund, Class 4, Subaccount                               23,493,487                23,493,487
Mutual Global Discovery Securities Fund, Class 4, Subaccount                       11,570,596                11,570,596
Templeton Developing Markets Securities Fund, Class 2, Subaccount                   1,564,759                 1,564,759
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount                 10,475,637                10,475,637
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount              24,348,863                24,348,863
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount                  55,572,728                55,572,728
Invesco V.I. Mid Cap Growth Fund, Series II Shares, Subaccount                     12,643,958                12,643,958
MFS(R) Strategic Income Series, Initial Class, Subaccount                           1,104,162                 1,104,162
Oppenheimer Global Strategic Income Fund/VA, Class A, Subaccount ***                  869,745                   869,745
Oppenheimer International Growth Fund/VA, Class 2, Subaccount                      28,810,023                28,810,023
Oppenheimer Main Street Small Cap Fund(R)/VA, Service Shares, Subaccount           14,073,116                14,073,116
Oppenheimer Main Street Fund(R)/VA, Service Shares, Subaccount                     26,440,825                26,440,825
PIMCO CommodityRealReturn(R) Strategy Portfolio, Advisor Class, Subaccount         14,677,641                14,677,641
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount                  33,860,155                33,860,155
PIMCO Total Return Portfolio, Advisor Class, Subaccount                            85,279,736                85,279,736
T. Rowe Price International Stock Portfolio, Subaccount                             7,465,009                 7,465,009
Ultra Series Aggressive Allocation Fund, Class I, Subaccount                       16,069,709                16,069,709
Ultra Series Aggressive Allocation Fund, Class II, Subaccount                       1,920,696                 1,920,696
Ultra Series Bond Fund, Class I, Subaccount                                       145,673,750               145,673,750
Ultra Series Bond Fund, Class II, Subaccount                                       22,942,299                22,942,299
Ultra Series Conservative Allocation Fund, Class I, Subaccount                    111,993,607               111,993,607
Ultra Series Conservative Allocation Fund, Class I, Subaccount                     42,688,641                42,688,641
Ultra Series Conservative Allocation Fund, Class II, Subaccount                   163,485,074               163,485,074
Ultra Series Diversified Income Fund, Class I, Subaccount                          34,908,081                34,908,081
Ultra Series Foundation Fund, Class I, Subaccount                                     209,736                   209,736
Ultra Series Foundation Fund, Class II, Subaccount                                 26,513,248                26,513,248
Ultra Series High Income Fund, Class I, Subaccount                                 43,530,700                43,530,700
Ultra Series High Income Fund, Class II, Subaccount                                 6,737,365                 6,737,365
Ultra Series International Stock Fund, Class I, Subaccount                         47,069,056                47,069,056
Ultra Series International Stock Fund, Class II, Subaccount                        18,263,016                18,263,016
Ultra Series Large Cap Growth Fund, Class I, Subaccount                            95,590,113                95,590,113
Ultra Series Large Cap Growth Fund, Class II, Subaccount                           29,101,462                29,101,462
Ultra Series Large Cap Value Fund, Class I, Subaccount                            141,015,518               141,015,518
Ultra Series Large Cap Value Fund, Class II, Subaccount                             5,881,640                 5,881,640
Ultra Series Mid Cap Fund, Class I, Subaccount                                     97,581,678                97,581,678
Ultra Series Mid Cap Fund, Class II, Subaccount                                    13,926,655                13,926,655
Ultra Series Moderate Allocation Fund, Class I, Subaccount                        160,894,845               160,894,845
Ultra Series Moderate Allocation Fund, Class II, Subaccount                        34,571,426                34,571,426
Ultra Series Money Market Fund, Class I, Subaccount                                38,481,148                38,481,148
Ultra Series Money Market Fund, Class II, Subaccount                                1,675,737                 1,675,737
Ultra Series Small Cap Fund, Class I, Subaccount                                    4,389,050                 4,389,050
Ultra Series Small Cap Fund, Class II, Subaccount                                   1,485,873                 1,485,873
-----------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                             $    1,728,163,375        $    1,728,163,375
=======================================================================================================================

    *** Commenced operations on October 26, 2012 (merger).

    There were no level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2012.

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(5) PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2013 were as follows:

YEAR ENDED DECEMBER 31, 2013                                                    PURCHASES             SALES
----------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund, Class III, Subaccount                $       3,634,650    $     4,794,048
Franklin High Income Securities Fund, Class 4, Subaccount                           3,569,142          3,543,887
Franklin Income Securities Fund, Class 4, Subaccount                                5,652,305          4,419,037
Mutual Global Discovery Securities Fund, Class 4, Subaccount                        2,334,085          2,064,525
Templeton Developing Markets Securities Fund, Class 2, Subaccount                      28,704            219,476
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount                  1,059,272          1,453,005
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount               2,386,666          2,710,663
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount                   2,942,636         10,915,797
Invesco V.I. Mid Cap Growth Fund, Series II Shares, Subaccount                        904,634          2,431,654
MFS(R) Strategic Income Portfolio, Initial Class, Subaccount *                      1,016,154             46,066
MFS(R) Strategic Income Series, Initial Class, Subaccount **                           81,395          1,093,349
Oppenheimer Global Strategic Income Fund/VA, Class A, Subaccount                       42,460            166,118
Oppenheimer International Growth Fund/VA, Class 2, Subaccount                       1,473,550          5,398,414
Oppenheimer Main Street Small Cap Fund(R)/VA, Service Shares, Subaccount            1,932,071          3,420,629
Oppenheimer Main Street Fund(R)/VA, Service Shares, Subaccount                      1,677,971          4,426,268
PIMCO CommodityRealReturn(R) Strategy Portfolio, Advisor Class, Subaccount          2,263,278          1,238,204
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount                   4,086,826          3,358,275
PIMCO Total Return Portfolio, Advisor Class, Subaccount                             6,543,243         17,745,854
T. Rowe Price International Stock Portfolio, Subaccount                                62,848          1,102,313
Ultra Series Aggressive Allocation Fund, Class I, Subaccount                        1,618,831          4,889,757
Ultra Series Aggressive Allocation Fund, Class II, Subaccount                         194,125            540,146
Ultra Series Core Bond Fund, Class I, Subaccount                                   14,343,051         38,619,382
Ultra Series Core Bond Fund, Class II, Subaccount                                   2,964,695          2,128,986
Ultra Series Conservative Allocation Fund, Class I, Subaccount                     12,387,285         26,489,343
Ultra Series Conservative Allocation Fund, Class II, Subaccount                     4,085,621          7,783,645
Ultra Series Diversified Income Fund, Class I, Subaccount                          16,329,265         31,944,108
Ultra Series Diversified Income Fund, Class II, Subaccount                          7,829,517          3,844,427
Ultra Series Foundation Fund, Class I, Subaccount                                      32,532              3,153
Ultra Series Foundation Fund, Class II, Subaccount                                  1,268,564          1,857,003
Ultra Series High Income Fund, Class I, Subaccount                                  3,873,450         11,168,965
Ultra Series High Income Fund, Class II, Subaccount                                   946,521            676,884
Ultra Series International Stock Fund, Class I, Subaccount                            545,796         10,953,912
Ultra Series International Stock Fund, Class II, Subaccount                           217,564          2,798,513
Ultra Series Large Cap Growth Fund, Class I, Subaccount                             9,746,892         23,762,276
Ultra Series Large Cap Growth Fund, Class II, Subaccount                            3,530,836          4,178,160
Ultra Series Large Cap Value Fund, Class I, Subaccount                              3,721,025         34,803,342
Ultra Series Large Cap Value Fund, Class II, Subaccount                               474,847          1,070,751
Ultra Series Mid Cap Fund, Class I, Subaccount                                      2,693,659         23,108,906
Ultra Series Mid Cap Fund, Class II, Subaccount                                       472,607          2,205,842
Ultra Series Moderate Allocation Fund, Class I, Subaccount                          8,899,413         27,138,267
Ultra Series Moderate Allocation Fund, Class II, Subaccount                         2,312,860          6,350,542
Ultra Series Money Market Fund, Class I, Subaccount                                16,920,389         27,438,758
Ultra Series Money Market Fund, Class II, Subaccount                                1,372,932          1,319,136
Ultra Series Small Cap Fund, Class I, Subaccount                                    2,951,675          1,480,214
Ultra Series Small Cap Fund, Class II, Subaccount                                     935,009            327,361

    *  Commenced operations on August 16, 2013.
    ** Ceased operations on August 16, 2013.

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(5) PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

    The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2012 were as follows:

YEAR ENDED DECEMBER 31, 2012                                                   PURCHASES             SALES
----------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund, Class III, Subaccount               $       2,514,323     $     5,890,275
Franklin High Income Securities Fund, Class 4, Subaccount                          2,506,633           3,972,548
Franklin Income Securities Fund, Class 4, Subaccount                               2,735,895           2,690,717
Mutual Global Discovery Securities Fund, Class 4, Subaccount                       1,341,306           1,562,024
Templeton Developing Markets Securities Fund, Class 2, Subaccount                     23,399             176,206
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount                   543,500           1,363,814
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount              3,006,704           2,306,714
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount                  1,970,911           6,780,735
Invesco V.I. Mid Cap Growth Fund, Series II Shares, Subaccount                     1,323,424           1,789,153
MFS(R) Strategic Income Series, Initial Class, subaccount                             65,732             215,552
Oppenheimer Global Strategic Income Fund/VA, Class A, Subaccount ***                     192              46,042
Oppenheimer International Growth Fund/VA, Class 2, Subaccount                      1,426,132           3,413,397
Oppenheimer Main Street Small Cap Fund(R)/VA, Service Shares, Subaccount             402,571           2,445,394
Oppenheimer Main Street Fund(R)/VA, Service Shares, Subaccount                     1,749,725           6,487,353
PIMCO CommodityRealReturn(R) Strategy Portfolio, Advisor Class, Subaccount         2,452,810           1,510,228
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount                  3,892,805           4,225,621
PIMCO Total Return Portfolio, Advisor Class, Subaccount                           15,248,689          18,221,088
T. Rowe Price International Stock Portfolio, Subaccount                               90,559           1,361,610
Ultra Series Aggressive Allocation Fund, Class I, Subaccount                       1,562,500           4,996,744
Ultra Series Aggressive Allocation Fund, Class II, Subaccount                        143,064             166,360
Ultra Series Bond Fund, Class I, Subaccount                                       14,917,146          36,203,468
Ultra Series Bond Fund, Class II, Subaccount                                       1,798,705           3,248,815
Ultra Series Conservative Allocation Fund, Class I, Subaccount                    17,444,910          19,491,690
Ultra Series Conservative Allocation Fund, Class II, Subaccount                    3,476,958           6,065,439
Ultra Series Diversified Income Fund, Class I, Subaccount                         10,059,882          35,835,978
Ultra Series Diversified Income Fund, Class II, Subaccount                         6,048,447           3,106,700
Ultra Series Equity Income Fund, Class II, Subaccount                                 67,531           2,514,897
Ultra Series Foundation Fund, Class I, Subaccount                                    140,923               9,455
Ultra Series Foundation Fund, Class II, Subaccount                                 2,773,098           1,548,546
Ultra Series High Income Fund, Class I, Subaccount                                 4,726,166           9,256,832
Ultra Series High Income Fund, Class II, Subaccount                                  899,465             503,542
Ultra Series International Stock Fund, Class I, Subaccount                         1,804,647          12,042,004
Ultra Series International Stock Fund, Class II, Subaccount                        1,135,947           1,274,376
Ultra Series Large Cap Growth Fund, Class I, Subaccount                           10,208,955          29,536,943
Ultra Series Large Cap Growth Fund, Class II, Subaccount                           1,231,442           2,534,233
Ultra Series Large Cap Value Fund, Class I, Subaccount                             6,693,520          32,644,301
Ultra Series Large Cap Value Fund, Class II, Subaccount                              337,075             682,555
Ultra Series Mid Cap Fund, Class I, Subaccount                                     1,160,874          27,333,555
Ultra Series Mid Cap Fund, Class II, Subaccount                                      227,577           1,589,527
Ultra Series Moderate Allocation Fund, Class I, Subaccount                         6,826,865          28,709,587
Ultra Series Moderate Allocation Fund, Class II, Subaccount                        2,084,747           5,843,665
Ultra Series Money Market Fund, Class I, Subaccount                               11,491,300          23,152,523
Ultra Series Money Market Fund, Class II, Subaccount                               2,213,982           1,516,858
Ultra Series Small Cap Fund, Class I, Subaccount                                     473,685           1,357,227
Ultra Series Small Cap Fund, Class II, Subaccount                                     43,781             146,385

    *** Commenced operations on October 26, 2012 (merger).

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) CHANGES IN UNITS OUTSTANDING

   The changes in units outstanding for the years ended December 31, 2013 and December 31, 2012 were as follows:

                                                   BLACKROCK             FRANKLIN             FRANKLIN
                                                     GLOBAL            HIGH INCOME             INCOME
                                                 ALLOCATION V.I.        SECURITIES           SECURITIES
                                                FUND, CLASS III,      FUND, CLASS 4,       FUND, CLASS 4,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                  4,053,023            2,245,955            2,136,403
  Units issued                                            412,496            1,994,293            1,483,473
  Units redeemed                                         (741,599)          (2,222,363)          (1,580,626)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  3,723,920            2,017,885            2,039,250
  Units issued                                            330,098            1,891,501            1,672,783
  Units redeemed                                         (567,774)          (2,003,266)          (1,668,145)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  3,486,244            1,906,120            2,043,888
                                               ==================   ==================   ==================

                                                 MUTUAL GLOBAL          TEMPLETON           INVESCO V.I.
                                                   DISCOVERY            DEVELOPING          GLOBAL REAL
                                                   SECURITIES       MARKETS SECURITIES      ESTATE FUND,
                                                 FUND, CLASS 4,       FUND, CLASS 2,      SERIES II SHARES,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                  1,189,137              115,659            1,204,258
  Units issued                                          1,079,290                    -            1,182,315
  Units redeemed                                       (1,174,049)             (10,923)          (1,266,084)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  1,094,378              104,736            1,120,489
  Units issued                                          1,026,785                    -            1,087,984
  Units redeemed                                       (1,108,187)             (13,746)          (1,152,705)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  1,012,976               90,990            1,055,768
                                               ==================   ==================   ==================

                                                  INVESCO V.I.         INVESCO V.I.         INVESCO V.I.
                                                   GOVERNMENT           GROWTH AND            MID CAP
                                                SECURITIES FUND,       INCOME FUND,         GROWTH FUND,
                                                SERIES II SHARES,    SERIES II SHARES,    SERIES II SHARES,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                  2,228,450            5,861,224            1,325,629
  Units issued                                          2,446,191            5,704,556            1,263,572
  Units redeemed                                       (2,415,120)          (6,183,454)          (1,356,441)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  2,259,521            5,382,326            1,232,760
  Units issued                                          2,372,745            4,844,648            1,160,481
  Units redeemed                                       (2,447,193)          (5,537,215)          (1,270,895)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  2,185,073            4,689,759            1,122,346
                                               ==================   ==================   ==================

                                                     MFS(R)               MFS(R)            OPPENHEIMER
                                                   STRATEGIC            STRATEGIC              GLOBAL
                                                INCOME PORTFOLIO,     INCOME SERIES,      STRATEGIC INCOME
                                                 INITIAL CLASS,       INITIAL CLASS,      FUND/VA, CLASS A,
                                                   SUBACCOUNT *       SUBACCOUNT **         SUBACCOUNT ***
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                          -               61,022                    -
  Units issued                                                  -                  180              196,513
  Units redeemed                                                -               (9,862)              (9,442)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                          -               51,340              187,071
  Units issued                                             46,662                    5                  109
  Units redeemed                                           (1,876)             (51,345)             (33,060)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                     44,786                    -              154,120
                                               ==================   ==================   ==================

    * Commenced operations on August 16, 2013.
    ** Ceased operations on August 16, 2013.
    *** Commenced operations on October 26, 2012 (merger).

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                  OPPENHEIMER        OPPENHEIMER MAIN        OPPENHEIMER
                                                 INTERNATIONAL       STREET SMALL CAP        MAIN STREET
                                                     GROWTH             FUND(R)/VA,          FUND(R)/VA,
                                                FUND/VA, CLASS 2,     SERVICE SHARES,      SERVICE SHARES,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                  3,102,583            1,359,011            2,997,639
  Units issued                                          2,945,307            1,212,817            2,643,273
  Units redeemed                                       (3,154,883)          (1,381,458)          (3,101,649)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  2,893,007            1,190,370            2,539,263
  Units issued                                          2,579,062            1,091,533            2,316,478
  Units redeemed                                       (2,929,146)          (1,192,729)          (2,534,146)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  2,542,923            1,089,174            2,321,595
                                               ==================   ==================   ==================

                                                PIMCO COMMODITY-       PIMCO GLOBAL            PIMCO
                                                  REALRETURN(R)       BOND PORTFOLIO        TOTAL RETURN
                                               STRATEGY PORTFOLIO,      (UNHEDGED),          PORTFOLIO,
                                                 ADVISOR CLASS,       ADVISOR CLASS,       ADVISOR CLASS,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                  1,890,407            2,762,814            6,883,708
  Units issued                                          1,899,172            2,558,866            5,506,281
  Units redeemed                                       (1,861,611)          (2,743,476)          (5,942,341)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  1,927,968            2,578,204            6,447,648
  Units issued                                          2,087,525            2,689,058            4,658,169
  Units redeemed                                       (1,938,365)          (2,635,389)          (5,619,890)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  2,077,128            2,631,873            5,485,927
                                               ==================   ==================   ==================

                                                  T. ROWE PRICE        ULTRA SERIES         ULTRA SERIES
                                                  INTERNATIONAL         AGGRESSIVE           AGGRESSIVE
                                                     STOCK              ALLOCATION           ALLOCATION
                                                   PORTFOLIO,         FUND, CLASS I,       FUND, CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                    497,412            2,143,397              137,002
  Units issued                                                 19              357,306               10,773
  Units redeemed                                          (75,048)            (759,321)             (13,427)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                    422,383            1,741,382              134,348
  Units issued                                                 20              300,495               12,189
  Units redeemed                                          (54,091)            (657,761)             (35,732)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                    368,312            1,384,116              110,805
                                               ==================   ==================   ==================

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                    CORE BOND            CORE BOND          CONSERVATIVE
                                                      FUND,                FUND,          ALLOCATION FUND,
                                                    CLASS I,             CLASS II,             CLASS I,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                 11,621,355            2,132,663           10,395,694
  Units issued                                          8,474,649            1,966,651            3,727,194
  Units redeemed                                      (10,096,076)          (2,126,836)          (4,163,827)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  9,999,928            1,972,478            9,959,061
  Units issued                                          7,427,227            2,051,630            2,981,691
  Units redeemed                                       (9,287,566)          (2,017,331)          (4,507,805)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  8,139,589            2,006,777            8,432,947
                                               ==================   ==================   ==================

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                  CONSERVATIVE          DIVERSIFIED          DIVERSIFIED
                                                ALLOCATION FUND,          INCOME               INCOME
                                                    CLASS II,         FUND, CLASS I,       FUND, CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                  3,508,053           11,665,098            2,312,269
  Units issued                                          1,691,983            4,369,478              741,256
  Units redeemed                                       (1,972,073)          (6,091,249)            (554,498)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  3,227,963            9,943,327            2,499,027
  Units issued                                          1,513,251            4,496,197              874,525
  Units redeemed                                       (1,882,150)          (5,427,863)            (638,385)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  2,859,064            9,011,661            2,735,167
                                               ==================   ==================   ==================

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                     EQUITY             FOUNDATION           FOUNDATION
                                                  INCOME FUND,             FUND,                FUND,
                                                    CLASS II,            CLASS I,             CLASS II,
                                                 SUBACCOUNT ****        SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                    230,115                7,651            2,368,264
  Units issued                                            112,600               12,498              239,935
  Units redeemed                                         (342,715)                (708)            (170,696)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                          -               19,441            2,437,503
  Units issued                                                  -                2,326               96,389
  Units redeemed                                                -                   (3)            (191,432)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                          -               21,764            2,342,460
                                               ==================   ==================   ==================

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                   HIGH INCOME          HIGH INCOME         INTERNATIONAL
                                                      FUND,                FUND,             STOCK FUND,
                                                    CLASS I,             CLASS II,            CLASS I,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                  2,884,800              470,984            3,729,734
  Units issued                                          1,787,345              494,455            2,947,900
  Units redeemed                                       (2,213,733)            (498,871)          (3,661,337)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  2,458,412              466,568            3,016,297
  Units issued                                          1,529,144              502,159            2,281,129
  Units redeemed                                       (2,038,610)            (507,978)          (2,871,666)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  1,948,946              460,749            2,425,760
                                               ==================   ==================   ==================

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                  INTERNATIONAL         LARGE CAP             LARGE CAP
                                                   STOCK FUND,         GROWTH FUND,         GROWTH FUND,
                                                    CLASS II,            CLASS I,             CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                  1,238,605            8,209,001            2,067,328
  Units issued                                          1,300,425            5,964,625            2,136,882
  Units redeemed                                       (1,308,307)          (7,343,829)          (2,209,418)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  1,230,723            6,829,797            1,994,792
  Units issued                                          1,137,917            4,183,630            1,923,643
  Units redeemed                                       (1,284,517)          (5,640,622)          (2,106,102)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  1,084,123            5,372,805            1,812,333
                                               ==================   ==================   ==================

    **** Ceased operations on July 31, 2012 (fund liquidated).

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                    LARGE CAP            LARGE CAP             MID CAP
                                                   VALUE FUND,          VALUE FUND,             FUND,
                                                    CLASS I,             CLASS II,            CLASS I,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                 11,513,826              406,600            6,948,912
  Units issued                                          7,451,590              385,765            4,488,202
  Units redeemed                                       (9,440,224)            (410,889)          (5,989,625)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  9,525,192              381,476            5,447,489
  Units issued                                          5,524,514              364,316            3,510,575
  Units redeemed                                       (7,558,562)            (398,007)          (4,553,528)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  7,491,144              347,785            4,404,536
                                               ==================   ==================   ==================

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                     MID CAP             MODERATE             MODERATE
                                                      FUND,             ALLOCATION           ALLOCATION
                                                    CLASS II,         FUND, CLASS I,       FUND, CLASS II,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                    889,341           18,126,691            2,795,121
  Units issued                                            843,844            3,215,741              986,965
  Units redeemed                                         (916,887)          (5,690,531)          (1,304,473)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                    816,298           15,651,901            2,477,613
  Units issued                                            740,040            3,165,290              824,642
  Units redeemed                                         (830,187)          (4,938,067)          (1,102,300)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                    726,151           13,879,124            2,199,955
                                               ==================   ==================   ==================

                                                  ULTRA SERIES         ULTRA SERIES         ULTRA SERIES
                                                  MONEY MARKET         MONEY MARKET           SMALL CAP
                                                      FUND,                FUND,                FUND,
                                                    CLASS I,             CLASS II,            CLASS I,
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
===========================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                  4,585,289              101,720              436,808
  Units issued                                          1,880,922              280,393              314,847
  Units redeemed                                       (2,912,011)            (205,846)            (391,584)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  3,554,200              176,267              360,071
  Units issued                                          2,115,474              268,449              281,041
  Units redeemed                                       (3,060,926)            (260,402)            (330,596)
                                               ------------------   ------------------   ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                  2,608,748              184,314              310,516
                                               ==================   ==================   ==================

                                                  ULTRA SERIES
                                                    SMALL CAP
                                                      FUND,
                                                    CLASS II,
                                                   SUBACCOUNT
=================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2011                     86,717
  Units issued                                             78,716
  Units redeemed                                          (84,435)
                                               ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                     80,998
  Units issued                                             76,122
  Units redeemed                                          (83,184)
                                               ------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                     73,936
                                               ==================

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS

   The table below provides financial highlights for each subaccount for the five years ended December 31, 2013. In certain instances, fewer years are presented since the subaccount was not available for the entire five-year period. The unit fair value, the expense ratio and the total returns are presented for the product with the lowest and highest expense ratios. In addition, the lowest unit fair value and total return can exceed the highest unit fair value and total return due to timing of when amounts were actually invested in the respective contract by contract owners.

                                      AS OF                                             FOR THE PERIOD ENDED
==================================================================    =============================================================
                                                                                           (2)
                                                             NET           (1)        EXPENSE RATIO              (3)
                UNITS         UNIT FAIR VALUE               ASSETS     INVESTMENT       LOWEST TO           TOTAL RETURN
               (000's)       LOWEST TO HIGHEST             (000's)    INCOME RATIO       HIGHEST          LOWEST TO HIGHEST
==================================================================    =============================================================
BLACKROCK GLOBAL ALLOCATION V.I. FUND, CLASS III, SUBACCOUNT (b)
12/31/2013       3,486   $ 12.62      to   $ 12.60       $  44,023        1.04%      1.30% to 1.80%    12.98%      to    12.50%
12/31/2012       3,724     11.17      to     11.20          41,638        1.42%      1.30% to 1.80%     8.55%      to     8.00%
12/31/2011       4,053     10.29      to     10.37          41,756        2.68%      1.30% to 1.80%    -4.81%      to    -5.30%
12/31/2010       1,636     10.81 (d)  to     11.39 (d)      17,703        4.16%      1.30% to 1.80%     8.10% (d)  to    13.90% (d)

FRANKLIN HIGH INCOME SECURITIES FUND, CLASS 4, SUBACCOUNT
12/31/2013       1,906   $ 14.76      to   $ 14.78       $  27,788        7.11%      1.15% to 1.80%     6.49%      to     5.72%
12/31/2012       2,018     13.86      to     13.98          27,674        6.80%      1.15% to 1.80%    14.26%      to    13.38%
12/31/2011       2,246     12.13      to     12.33          27,062        5.92%      1.15% to 1.80%     3.23%      to     2.58%
12/31/2010       2,213     11.75      to     11.56          25,894        6.47%      1.15% to 1.80%    12.01%      to    11.26%
12/31/2009       1,440     10.49      to     10.39          15,078        5.63%      1.15% to 1.80%    40.81%      to    39.84%

FRANKLIN INCOME SECURITIES FUND, CLASS 4, SUBACCOUNT
12/31/2013       2,044   $ 13.04      to   $ 13.67       $  26,424        6.10%      1.15% to 1.80%    12.71%      to    11.68%
12/31/2012       2,039     11.57      to     12.24          23,493        6.25%      1.15% to 1.80%    11.14%      to    10.57%
12/31/2011       2,136     10.41      to     11.07          22,179        5.68%      1.15% to 1.80%     1.17%      to     0.45%
12/31/2010       1,960     10.29      to     10.12          20,154        6.15%      1.15% to 1.80%    11.24%      to    10.60%
12/31/2009       1,236      9.25      to      9.15          11,445        7.75%      1.15% to 1.80%    33.86%      to    32.99%

MUTUAL GLOBAL DISCOVERY SECURITIES FUND, CLASS 4, SUBACCOUNT
12/31/2013       1,013   $ 13.42      to   $ 14.22       $  13,483        2.09%      1.15% to 1.80%    26.13%      to    25.29%
12/31/2012       1,094     10.64      to     11.35          11,571        2.61%      1.15% to 1.80%    12.00%      to    11.27%
12/31/2011       1,189      9.50      to     10.20          11,251        2.15%      1.15% to 1.80%     4.23%      to     4.76%
12/31/2010       1,122      9.92      to      9.80          11,087        1.34%      1.15% to 1.80%    10.59%      to     9.87%
12/31/2009         735      8.97      to      8.92           6,571        1.47%      1.15% to 1.80%    21.88%      to    21.03%

TEMPLETON DEVELOPING MARKETS SECURITIES FUND, CLASS 2, SUBACCOUNT (a)
12/31/2013          91   $ 14.60      to     (a)         $   1,328        1.97%           1.40%        -2.28%      to      (a)
12/31/2012         105     14.94      to     (a)             1,565        1.40%           1.40%        11.66%      to      (a)
12/31/2011         116     13.38      to     (a)             1,547        0.96%           1.40%       -17.00%      to      (a)
12/31/2010         129     16.12      to     (a)             2,084        1.60%           1.40%        15.97%      to      (a)
12/31/2009         155     13.90      to     (a)             2,149        4.51%           1.40%        70.34%      to      (a)

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                      AS OF                                             FOR THE PERIOD ENDED
==================================================================    =============================================================
                                                                                           (2)
                                                             NET           (1)        EXPENSE RATIO              (3)
                UNITS         UNIT FAIR VALUE               ASSETS     INVESTMENT       LOWEST TO           TOTAL RETURN
               (000's)       LOWEST TO HIGHEST             (000's)    INCOME RATIO       HIGHEST          LOWEST TO HIGHEST
==================================================================    =============================================================
INVESCO V.I. GLOBAL REAL ESTATE FUND, SERIES II SHARES, SUBACCOUNT
12/31/2013       1,056   $  9.75      to   $ 11.28       $   9,978        3.66%      1.15% to 1.80%     1.25%      to     0.62%
12/31/2012       1,120      9.63      to     11.21          10,476        0.45%      1.15% to 1.80%    26.38%      to    25.53%
12/31/2011       1,204      7.62      to      8.93           8,923        3.85%      1.15% to 1.80%    -7.75%      to    -8.32%
12/31/2010       1,072      8.26      to      7.98           8,623        5.58%      1.15% to 1.80%    15.85%      to    15.15%
12/31/2009         676      7.13      to      8.45           4,699        0.00%      1.15% to 1.80%    29.64%      to    28.81%

INVESCO V.I. GOVERNMENT SECURITIES FUND, SERIES II SHARES, SUBACCOUNT (b)
12/31/2013       2,185   $ 10.35      to   $ 10.05       $  22,579        3.25%      1.30% to 1.80%    -4.08%      to    -4.47%
12/31/2012       2,260     10.79      to     10.52          24,349        3.00%      1.30% to 1.80%     0.75%      to     0.38%
12/31/2011       2,228     10.71      to     10.48          23,850        2.90%      1.30% to 1.80%     5.93%      to     4.80%
12/31/2010       1,097     10.11 (d)  to      9.76 (d)      11,049        6.65%      1.30% to 1.80%    -0.49% (d)  to    -2.40% (d)

INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES, SUBACCOUNT
12/31/2013       4,690   $ 13.92      to   $ 14.62       $  63,949        1.26%      1.15% to 1.80%    32.19%      to    31.36%
12/31/2012       5,382     10.53      to     11.13          55,573        1.29%      1.15% to 1.80%    13.10%      to    12.20%
12/31/2011       5,861      9.31      to      9.92          53,651        1.06%      1.15% to 1.80%    -3.32%      to    -3.97%
12/31/2010       5,271      9.63      to      9.32          50,019        0.08%      1.15% to 1.80%    10.82%      to    10.17%
12/31/2009       3,014      8.69      to      8.46          25,853        3.41%      1.15% to 1.80%    22.74%      to    21.90%

INVESCO V.I. MID CAP GROWTH FUND, SERIES II SHARES, SUBACCOUNT
12/31/2013       1,122   $ 14.03      to   $ 14.51       $  15,524        0.22%      1.15% to 1.80%    34.90%      to    34.10%
12/31/2012       1,233     10.40      to     10.82          12,644        0.00%      1.15% to 1.80%    10.17%      to     9.74%
12/31/2011       1,326      9.44      to      9.86          12,354        0.00%      1.15% to 1.80%   -10.35%      to   -10.93%
12/31/2010       1,431     10.53      to     10.38          14,897        0.00%      1.15% to 1.80%    25.81%      to    25.06%
12/31/2009       1,130      8.37      to      8.30           9,362        0.00%      1.15% to 1.80%    54.71%      to    53.70%

MFS(R) STRATEGIC INCOME PORTFOLIO, INITIAL CLASS, SUBACCOUNT (a)
12/31/2013 (h)      45   $ 21.54      to     (a)         $     965        8.51%           1.40%         2.18%      to      (a)

MFS(R) STRATEGIC INCOME SERIES, INITIAL CLASS, SUBACCOUNT (a)
12/31/2013 (i)       -   $     -      to     (a)         $       -       12.27%           1.40%        -2.00%      to      (a)
12/31/2012          51     21.51      to     (a)             1,104        5.67%           1.40%         9.41%      to      (a)
12/31/2011          61     19.66      to     (a)             1,200        5.40%           1.40%         3.31%      to      (a)
12/31/2010          73     19.03      to     (a)             1,391        4.93%           1.40%         8.56%      to      (a)
12/31/2009          82     17.53      to     (a)             1,443       10.16%           1.40%        22.50%      to      (a)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, CLASS A, SUBACCOUNT (a)
12/31/2013         154   $  4.57      to     (a)         $     704        5.10%           1.40%        -1.72%      to      (a)
12/31/2012 (f)     187      4.65      to     (a)               870        0.00%           1.40%         1.53%      to      (a)

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                      AS OF                                             FOR THE PERIOD ENDED
==================================================================    =============================================================
                                                                                           (2)
                                                             NET           (1)        EXPENSE RATIO              (3)
                UNITS         UNIT FAIR VALUE               ASSETS     INVESTMENT       LOWEST TO           TOTAL RETURN
               (000's)       LOWEST TO HIGHEST             (000's)    INCOME RATIO       HIGHEST          LOWEST TO HIGHEST
==================================================================    =============================================================
OPPENHEIMER INTERNATIONAL GROWTH FUND/VA, CLASS 2, SUBACCOUNT
12/31/2013       2,543   $ 12.62      to   $ 13.11       $  31,414        1.12%      1.15% to 1.80%    24.21%      to    23.68%
12/31/2012       2,893     10.16      to     10.60          28,810        1.15%      1.15% to 1.80%    20.38%      to    19.37%
12/31/2011       3,103      8.44      to      8.88          25,734        0.69%      1.15% to 1.80%    -8.66%      to    -9.20%
12/31/2010       2,926      9.24      to      9.04          26,614        0.83%      1.15% to 1.80%    13.24%      to    12.58%
12/31/2009       1,844      8.16      to      8.03          14,828        0.61%      1.15% to 1.80%    37.61%      to    36.56%

OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA, SERVICE SHARES, SUBACCOUNT
12/31/2013       1,089   $ 16.63      to   $ 16.86       $  17,880        0.71%      1.15% to 1.80%    39.05%      to    38.20%
12/31/2012       1,190     11.96      to     12.20          14,073        0.33%      1.15% to 1.80%    16.12%      to    15.64%
12/31/2011       1,359     10.30      to     10.55          13,846        0.38%      1.15% to 1.80%    -3.47%      to    -4.09%
12/31/2010       1,402     10.67      to     10.41          14,828        0.36%      1.15% to 1.80%    21.66%      to    20.91%
12/31/2009       1,012      8.67      to      8.61           8,814        0.36%      1.15% to 1.80%    35.34%      to    34.32%

OPPENHEIMER MAIN STREET FUND(R)/VA, SERVICE SHARES, SUBACCOUNT
12/31/2013       2,322   $ 13.66      to   $ 14.52       $  31,357        0.86%      1.15% to 1.80%    29.97%      to    28.95%
12/31/2012       2,539     10.51      to     11.26          26,441        0.68%      1.15% to 1.80%    15.24%      to    14.55%
12/31/2011       2,998      9.12      to      9.83          27,138        0.59%      1.15% to 1.80%    -1.51%      to    -1.99%
12/31/2010       3,283      9.26      to      9.11          30,210        0.73%      1.15% to 1.80%    14.46%      to    13.73%
12/31/2009       2,059      8.09      to      8.01          16,570        0.84%      1.15% to 1.80%    26.60%      to    25.75%

PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO, ADVISOR CLASS, SUBACCOUNT
12/31/2013       2,077   $  6.38      to   $  5.89       $  13,304        1.64%      1.15% to 1.80%   -15.72%      to   -16.22%
12/31/2012       1,928      7.57      to      7.03          14,678        2.41%      1.15% to 1.80%     3.84%      to     3.38%
12/31/2011       1,890      7.29      to      6.80          13,866       13.66%      1.15% to 1.80%    -8.53%      to    -9.21%
12/31/2010       1,900      7.97      to      8.22          15,282       15.02%      1.15% to 1.80%    22.80%      to    22.14%
12/31/2009       1,129      6.49      to      6.73           7,401        7.36%      1.15% to 1.80%    39.87%      to    39.05%

PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED), ADVISOR CLASS, SUBACCOUNT
12/31/2013       2,632   $ 11.99      to   $ 11.60       $  31,160        0.95%      1.15% to 1.80%    -9.58%      to   -10.22%
12/31/2012       2,578     13.26      to     12.92          33,860        1.55%      1.15% to 1.80%     5.74%      to     4.87%
12/31/2011       2,763     12.54      to     12.32          34,414        2.44%      1.15% to 1.80%     6.27%      to     5.57%
12/31/2010       2,511     11.80      to     11.60          29,495        2.57%      1.15% to 1.80%    10.28%      to     9.54%
12/31/2009       1,418     10.70      to     10.59          15,136        2.83%      1.15% to 1.80%    15.30%      to    14.61%

PIMCO TOTAL RETURN PORTFOLIO, ADVISOR CLASS, SUBACCOUNT
12/31/2013       5,486   $ 12.87      to   $ 12.71       $  70,050        2.09%      1.15% to 1.80%    -3.23%      to    -3.79%
12/31/2012       6,448     13.30      to     13.21          85,280        2.48%      1.15% to 1.80%     8.22%      to     7.57%
12/31/2011       6,884     12.29      to     12.28          84,284        2.51%      1.15% to 1.80%     2.33%      to     1.74%
12/31/2010       6,063     12.01      to     11.83          72,677        2.26%      1.15% to 1.80%     6.76%      to     6.10%
12/31/2009       3,162     11.25      to     11.15          35,557        4.43%      1.15% to 1.80%    12.61%      to    11.95%

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                      AS OF                                             FOR THE PERIOD ENDED
==================================================================    =============================================================
                                                                                           (2)
                                                             NET           (1)        EXPENSE RATIO              (3)
                UNITS         UNIT FAIR VALUE               ASSETS     INVESTMENT       LOWEST TO           TOTAL RETURN
               (000's)       LOWEST TO HIGHEST             (000's)    INCOME RATIO       HIGHEST          LOWEST TO HIGHEST
==================================================================    =============================================================
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO, SUBACCOUNT (a)
12/31/2013         368   $ 19.87      to      (a)        $   7,320        0.83%           1.40%        12.45%      to      (a)
12/31/2012         422     17.67      to      (a)            7,465        1.18%           1.40%        16.71%      to      (a)
12/31/2011         497     15.14      to      (a)            7,532        1.45%           1.40%       -14.07%      to      (a)
12/31/2010         572     17.62      to      (a)           10,079        0.90%           1.40%        12.88%      to      (a)
12/31/2009         674     15.61      to      (a)           10,524        2.53%           1.40%        50.39%      to      (a)

ULTRA SERIES AGGRESSIVE ALLOCATION FUND, CLASS I, SUBACCOUNT
12/31/2013       1,384   $ 10.79      to   $ 11.67       $  15,532        1.16%      1.15% to 1.80%    20.96%      to    19.94%
12/31/2012       1,741      8.92      to      9.73          16,070        2.09%      1.15% to 1.80%    10.12%      to     9.45%
12/31/2011       2,143      8.10      to      8.89          18,019        1.61%      1.15% to 1.80%    -0.61%      to    -1.33%
12/31/2010       2,291      8.15      to      7.84          19,373        1.62%      1.15% to 1.80%     9.84%      to     9.19%
12/31/2009       2,359      7.42      to      7.18          18,241        1.51%      1.15% to 1.80%    26.41%      to    25.52%

ULTRA SERIES AGGRESSIVE ALLOCATION FUND, CLASS II, SUBACCOUNT (b)
12/31/2013         111   $ 17.25      to      (b)        $   1,911        0.90%           1.30%        20.63%      to      (b)
12/31/2012         134     14.30      to      (b)            1,921        2.09%           1.30%         9.66%      to      (b)
12/31/2011         137     13.04      to      (b)            1,786        1.60%           1.30%        -0.99%      to      (b)
12/31/2010         109     13.17      to      (b)            1,423        2.40%           1.30%         9.19%      to      (b)
12/31/2009          43     12.04 (c)  to      (b)              514        2.77%           1.30%        20.40% (c)  to      (b)

ULTRA SERIES CORE BOND FUND, CLASS I, SUBACCOUNT
12/31/2013       8,140   $ 15.57      to   $ 11.33       $ 114,400        2.93%      1.15% to 1.80%    -3.35%      to    -4.15%
12/31/2012      10,000     16.11      to     11.82         145,674        3.08%      1.15% to 1.80%     2.09%      to     1.29%
12/31/2011      11,621     15.78      to     11.67         166,744        3.64%      1.15% to 1.80%     5.48%      to     4.95%
12/31/2010      13,499     14.96      to     11.11         185,279        3.84%      1.15% to 1.80%     4.69%      to     4.03%
12/31/2009      15,783     14.29      to     10.68         209,752        4.22%      1.15% to 1.80%     5.31%      to     4.60%

ULTRA SERIES CORE BOND FUND, CLASS II, SUBACCOUNT (b)
12/31/2013       2,007   $ 11.22      to   $ 10.89       $  22,484        3.15%      1.30% to 1.80%    -3.77%      to    -4.31%
12/31/2012       1,972     11.66      to     11.38          22,942        3.03%      1.30% to 1.80%     1.66%      to     1.16%
12/31/2011       2,133     11.47      to     11.25          24,420        3.81%      1.30% to 1.80%     5.13%      to     4.65%
12/31/2010       2,031     10.91      to     10.79          22,133        6.33%      1.30% to 1.80%     4.30%      to     3.75%
12/31/2009         928     10.46 (c)  to     10.40 (c)       9,709        7.38%      1.30% to 1.80%     4.60% (c)  to     4.00% (c)

ULTRA SERIES CONSERVATIVE ALLOCATION FUND, CLASS I, SUBACCOUNT
12/31/2013       8,433   $ 11.77      to   $ 11.36           $ 100,798    2.21%      1.15% to 1.80%     6.42%      to     5.87%
12/31/2012       9,959     11.06      to     10.73             111,994    3.71%      1.15% to 1.80%     7.69%      to     6.87%
12/31/2011      10,396     10.27      to     10.04             108,614    3.18%      1.15% to 1.80%     1.99%      to     1.41%
12/31/2010      12,301     10.07      to      9.73             126,312    3.99%      1.15% to 1.80%     7.13%      to     6.46%
12/31/2009      12,692      9.40      to      9.14             121,850    3.22%      1.15% to 1.80%    15.34%      to    14.67%

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                      AS OF                                             FOR THE PERIOD ENDED
==================================================================    =============================================================
                                                                                           (2)
                                                             NET           (1)        EXPENSE RATIO              (3)
                UNITS         UNIT FAIR VALUE               ASSETS     INVESTMENT       LOWEST TO           TOTAL RETURN
               (000's)       LOWEST TO HIGHEST             (000's)    INCOME RATIO       HIGHEST          LOWEST TO HIGHEST
==================================================================    =============================================================
ULTRA SERIES CONSERVATIVE ALLOCATION FUND, CLASS II, SUBACCOUNT (b)
12/31/2013       2,859   $ 14.04      to   $ 13.23       $  40,068        2.04%      1.30% to 1.80%    5.88%       to     5.59%
12/31/2012       3,228     13.26      to     12.53          42,689        3.54%      1.30% to 1.80%    7.37%       to     6.64%
12/31/2011       3,508     12.35      to     11.75          43,196        3.46%      1.30% to 1.80%    1.65%       to     1.03%
12/31/2010       2,917     12.15      to     11.67          35,384        5.13%      1.30% to 1.80%    6.67%       to     6.19%
12/31/2009       1,126     11.39 (c)  to     10.99 (c)      12,816        5.40%      1.30% to 1.80%   13.90% (c)   to     9.90% (c)

ULTRA SERIES DIVERSIFIED INCOME FUND, CLASS I, SUBACCOUNT
12/31/2013       9,012   $ 15.92      to   $ 13.56       $ 168,653        2.29%      1.15% to 1.80%   14.78%       to    13.95%
12/31/2012       9,943     13.87      to     11.90         163,485        2.58%      1.15% to 1.80%    6.86%       to     6.16%
12/31/2011      11,665     12.98      to     11.21         179,929        2.84%      1.15% to 1.80%    6.66%       to     5.95%
12/31/2010      13,296     12.17      to     10.49         193,476        3.39%      1.15% to 1.80%   10.74%       to    10.07%
12/31/2009      16,313     10.99      to      9.53         214,551        4.05%      1.15% to 1.80%    9.46%       to     8.79%

ULTRA SERIES DIVERSIFIED INCOME FUND, CLASS II, SUBACCOUNT (b)
12/31/2013       2,735   $ 15.98      to   $ 15.69       $  43,601        2.32%      1.30% to 1.80%   14.14%       to    13.70%
12/31/2012       2,499     14.00      to     13.80          34,908        2.68%      1.30% to 1.80%    6.46%       to     5.91%
12/31/2011       2,312     13.15      to     13.03          30,359        2.94%      1.30% to 1.80%    6.13%       to     5.68%
12/31/2010       1,801     12.39      to     12.16          22,284        5.25%      1.30% to 1.80%   10.33%       to     9.75%
12/31/2009         557     11.23 (c)  to     11.08 (c)       6,254        6.50%      1.30% to 1.80%   12.30% (c)   to     10.80% (c)

ULTRA SERIES EQUITY INCOME FUND, CLASS II, SUBACCOUNT (b)
12/31/2012 (g)       -         -      to         -               -        0.00%           0.00%        0.00%       to     0.00%
12/31/2011         230     10.47      to      9.97           2,407        0.00%      1.30% to 1.80%   -0.48%       to    -0.89%
12/31/2010         161     10.52 (d)  to     10.76 (d)       1,689        0.00%      1.30% to 1.80%    5.20% (d)   to     7.60% (d)

ULTRA SERIES FOUNDATION FUND, CLASS I, SUBACCOUNT (a)
12/31/2013          22   $ 10.40      to      (a)        $     226        3.47%           1.30%       -3.61%       to      (a)
12/31/2012          19     10.79      to      (a)              210        4.60%           1.30%        2.08%       to      (a)
12/31/2011           8     10.57      to      (a)               81        3.64%           1.30%        5.28%       to      (a)
12/31/2010           4     10.04 (d)  to      (a)               36        3.84%           1.30%        0.40% (d)   to      (a)

ULTRA SERIES FOUNDATION FUND, CLASS II, SUBACCOUNT (b)
12/31/2013       2,342   $ 10.47      to   $ 10.25       $  24,507        3.05%      1.30% to 1.80%   -3.86%       to    -4.21%
12/31/2012       2,438     10.89      to     10.70          26,513        3.15%      1.30% to 1.80%    1.68%       to     1.13%
12/31/2011       2,368     10.71      to     10.58          25,352        3.81%      1.30% to 1.80%    5.10%       to     4.65%
12/31/2010       1,333     10.19 (d)  to     10.16 (d)      13,578        6.33%      1.30% to 1.80%    1.90% (d)   to     1.60% (d)

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                      AS OF                                             FOR THE PERIOD ENDED
==================================================================    =============================================================
                                                                                           (2)
                                                             NET           (1)        EXPENSE RATIO              (3)
                UNITS         UNIT FAIR VALUE               ASSETS     INVESTMENT       LOWEST TO           TOTAL RETURN
               (000's)       LOWEST TO HIGHEST             (000's)    INCOME RATIO       HIGHEST          LOWEST TO HIGHEST
==================================================================    =============================================================
ULTRA SERIES HIGH INCOME FUND, CLASS I, SUBACCOUNT
12/31/2013       1,949   $ 21.40      to   $ 14.22       $ 35,886          6.12%     1.15% to 1.80%    4.19%       to     3.80%
12/31/2012       2,458     20.54      to     13.70         43,531          8.02%     1.15% to 1.80%    9.90%       to     9.25%
12/31/2011       2,885     18.69      to     12.54         46,839          6.64%     1.15% to 1.80%    3.78%       to     3.13%
12/31/2010       3,509     18.01      to     11.97         55,510          7.24%     1.15% to 1.80%   10.49%       to     9.82%
12/31/2009       4,160     16.30      to     10.90         60,050          7.76%     1.15% to 1.80%   32.74%       to    31.80%

ULTRA SERIES HIGH INCOME FUND, CLASS II, SUBACCOUNT (b)
12/31/2013         461   $ 15.05      to   $ 14.35       $  6,906          6.58%     1.30% to 1.80%    3.72%       to     3.39%
12/31/2012         467     14.51      to     13.88          6,737          8.38%     1.30% to 1.80%    9.51%       to     9.03%
12/31/2011         471     13.25      to     12.73          6,213          7.42%     1.30% to 1.80%    3.43%       to     2.91%
12/31/2010         335     12.81      to     12.17          4,281         11.66%     1.30% to 1.80%    9.96%       to     9.54%
12/31/2009          99     11.65 (c)  to     11.11 (c)      1,147         13.51%     1.30% to 1.80%   16.50% (c)   to    11.10% (c)

ULTRA SERIES INTERNATIONAL STOCK FUND, CLASS I, SUBACCOUNT (e)
12/31/2013       2,426   $ 18.55      to   $  9.92       $ 45,090          0.19%     1.15% to 1.80%   19.52%       to    18.80%
12/31/2012       3,016     15.52      to      8.35         47,069          1.57%     1.15% to 1.80%   19.85%       to    19.12%
12/31/2011       3,730     12.95      to      7.01         48,681          1.73%     1.15% to 1.80%   -8.80%       to    -9.31%
12/31/2010       4,548     14.20      to      7.86         65,327          2.52%     1.15% to 1.80%    5.89%       to     5.22%
12/31/2009       4,046     13.41      to      7.47         55,620          2.06%     1.15% to 1.80%   26.51%       to    25.55%

ULTRA SERIES INTERNATIONAL STOCK FUND, CLASS II, SUBACCOUNT (b),(e)
12/31/2013       1,084   $ 17.84      to   $ 15.99       $ 19,134          0.00%     1.30% to 1.80%   18.85%       to    18.18%
12/31/2012       1,231     15.01      to     13.53         18,263          1.56%     1.30% to 1.80%   19.41%       to    18.79%
12/31/2011       1,239     12.57      to     11.39         15,408          1.84%     1.30% to 1.80%   -9.11%       to    -9.53%
12/31/2010         964     13.83      to     11.99         13,227          2.17%     1.30% to 1.80%    5.49%       to     4.99%
12/31/2009         303     13.11 (c)  to     11.42 (c)      3,958          4.79%     1.30% to 1.80%   31.10% (c)   to    14.20% (c)

ULTRA SERIES LARGE CAP GROWTH FUND, CLASS I, SUBACCOUNT
12/31/2013       5,373   $ 12.29      to   $ 12.17       $ 98,692          0.60%     1.15% to 1.80%   28.96%       to    28.24%
12/31/2012       6,830      9.53      to      9.49         95,590          0.74%     1.15% to 1.80%    9.92%       to     8.96%
12/31/2011       8,209      8.67      to      8.71        103,997          0.23%     1.15% to 1.80%   -2.25%       to    -2.90%
12/31/2010      10,066      8.87      to      9.01        128,268          0.55%     1.15% to 1.80%   10.88%       to    10.15%
12/31/2009      12,137      8.00      to      8.18        139,457          0.71%     1.15% to 1.80%   36.29%       to    35.66%

ULTRA SERIES LARGE CAP GROWTH FUND, CLASS II, SUBACCOUNT (b)
12/31/2013       1,812   $ 18.90      to   $ 17.72       $ 33,983          0.46%     1.30% to 1.80%   28.57%       to    27.67%
12/31/2012       1,995     14.70      to     13.88         29,101          0.65%     1.30% to 1.80%    9.38%       to     8.86%
12/31/2011       2,067     13.44      to     12.75         27,588          0.12%     1.30% to 1.80%   -2.75%       to    -3.12%
12/31/2010       1,511     13.82      to     12.52         20,779          0.66%     1.30% to 1.80%   10.47%       to     9.92%
12/31/2009         480     12.51 (c)  to     11.39 (c)      5,996          0.78%     1.30% to 1.80%   25.10% (c)   to    13.90% (c)

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                      AS OF                                             FOR THE PERIOD ENDED
==================================================================    =============================================================
                                                                                           (2)
                                                             NET           (1)        EXPENSE RATIO              (3)
                UNITS         UNIT FAIR VALUE               ASSETS     INVESTMENT       LOWEST TO           TOTAL RETURN
               (000's)       LOWEST TO HIGHEST             (000's)    INCOME RATIO       HIGHEST          LOWEST TO HIGHEST
==================================================================    =============================================================
ULTRA SERIES LARGE CAP VALUE FUND, CLASS I, SUBACCOUNT
12/31/2013       7,491   $ 13.50      to   $ 10.98       $ 145,589        1.47%      1.15% to 1.80%   28.57%       to    27.67%
12/31/2012       9,525     10.50      to      8.60         141,016        1.98%      1.15% to 1.80%   10.64%       to     9.83%
12/31/2011      11,514      9.49      to      7.83         152,850        1.91%      1.15% to 1.80%    6.15%       to     5.38%
12/31/2010      14,564      8.94      to      7.51         178,892        1.84%      1.15% to 1.80%    7.07%       to     6.37%
12/31/2009      18,072      8.35      to      7.06         206,409        2.24%      1.15% to 1.80%   15.49%       to    14.61%

ULTRA SERIES LARGE CAP VALUE FUND, CLASS II, SUBACCOUNT (b)
12/31/2013         348   $ 19.87      to   $ 18.70       $   6,875        1.35%      1.30% to 1.80%   28.03%       to    27.47%
12/31/2012         381     15.52      to     14.67           5,882        1.92%      1.30% to 1.80%   10.15%       to     9.48%
12/31/2011         407     14.09      to     13.40           5,697        1.94%      1.30% to 1.80%    5.70%       to     5.26%
12/31/2010         403     13.33      to     12.27           5,348        2.18%      1.30% to 1.80%    6.64%       to     6.14%
12/31/2009         204     12.50 (c)  to     11.56 (c)       2,549        2.49%      1.30% to 1.80%   25.00% (c)   to    15.60% (c)

ULTRA SERIES MID CAP FUND, CLASS I, SUBACCOUNT (e)
12/31/2013       4,405   $ 23.87      to   $ 12.96       $ 101,247        0.01%      1.15% to 1.80%   27.72%       to    26.93%
12/31/2012       5,447     18.69      to     10.21          97,582        0.28%      1.15% to 1.80%   14.87%       to    14.33%
12/31/2011       6,949     16.27      to      8.93         108,038        0.18%      1.15% to 1.80%    3.30%       to     2.64%
12/31/2010       8,507     15.75      to      8.82         128,952        0.37%      1.15% to 1.80%   18.78%       to    17.91%
12/31/2009       6,804     13.26      to      7.47          57,825        0.00%      1.15% to 1.80%   45.60%       to    44.49%

ULTRA SERIES MID CAP FUND, CLASS II, SUBACCOUNT (b),(e)

12/31/2013         726   $ 21.80      to   $ 21.02       $  15,762        0.00%      1.30% to 1.80%   27.19%       to    26.78%
12/31/2012         816     17.14      to     16.58          13,927        0.16%      1.30% to 1.80%   14.42%       to    13.80%
12/31/2011         889     14.98      to     14.57          13,270        0.03%      1.30% to 1.80%    2.88%       to     2.39%
12/31/2010         822     14.56      to     13.67          11,938        0.28%      1.30% to 1.80%   18.28%       to    17.74%
12/31/2009         140     12.31 (c)  to     11.61 (c)       1,743        0.00%      1.30% to 1.80%   25.00% (c)   to    17.70% (c)

ULTRA SERIES MODERATE ALLOCATION FUND, CLASS I, SUBACCOUNT
12/31/2013      13,879   $ 11.33      to   $ 10.46       $ 163,157        1.81%      1.15% to 1.80%   14.33%       to    13.70%
12/31/2012      15,652      9.91      to      9.20         160,895        2.85%      1.15% to 1.80%    9.26%       to     8.49%
12/31/2011      18,127      9.07      to      8.48         170,653        2.50%      1.15% to 1.80%    0.89%       to     0.24%
12/31/2010      20,184      8.99      to      8.60         188,461        2.98%      1.15% to 1.80%    8.97%       to     8.31%
12/31/2009      22,205      8.25      to      7.94         190,517        2.30%      1.15% to 1.80%   19.22%       to    18.33%

ULTRA SERIES MODERATE ALLOCATION FUND, CLASS II, SUBACCOUNT (b)
12/31/2013       2,200   $ 15.92      to   $ 15.17       $  34,964        1.56%      1.30% to 1.80%   13.96%       to    13.29%
12/31/2012       2,478     13.97      to     13.39          34,571        2.75%      1.30% to 1.80%    8.72%       to     8.25%
12/31/2011       2,795     12.85      to     12.37          35,869        2.44%      1.30% to 1.80%    0.47%       to     0.00%
12/31/2010       2,481     12.79      to     12.23          31,681        4.08%      1.30% to 1.80%    8.57%       to     7.94%
12/31/2009       1,033     11.78 (c)  to     11.33 (c)      12,149        3.66%      1.30% to 1.80%   17.80% (c)   to    13.30% (c)

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                      AS OF                                             FOR THE PERIOD ENDED
==================================================================    =============================================================
                                                                                           (2)
                                                             NET           (1)        EXPENSE RATIO              (3)
                UNITS         UNIT FAIR VALUE               ASSETS     INVESTMENT       LOWEST TO           TOTAL RETURN
               (000's)       LOWEST TO HIGHEST             (000's)    INCOME RATIO       HIGHEST          LOWEST TO HIGHEST
==================================================================    =============================================================
ULTRA SERIES MONEY MARKET FUND, CLASS I, SUBACCOUNT
12/31/2013      2,609    $ 10.62      to   $  9.16       $ 27,963         0.00%      1.15% to 1.80%   -1.12%       to    -1.61%
12/31/2012      3,554      10.74      to      9.31         38,481         0.00%      1.15% to 1.80%   -1.11%       to    -1.69%
12/31/2011      4,585      10.86      to      9.47         50,141         0.00%      1.15% to 1.80%   -1.18%       to    -1.76%
12/31/2010      5,161      10.99      to      9.65         57,513         0.00%      1.15% to 1.80%   -1.17%       to    -1.73%
12/31/2009      6,944      11.12      to      9.82         78,848         0.00%      1.15% to 1.80%   -1.07%       to    -1.80%

ULTRA SERIES MONEY MARKET FUND, CLASS II, SUBACCOUNT (b)
12/31/2013        184    $  9.38      to   $  9.73       $  1,730         0.00%      1.30% to 1.80%   -1.26%       to    -1.82%
12/31/2012        176       9.50      to      9.91          1,676         0.00%      1.30% to 1.80%   -1.25%       to    -0.90%
12/31/2011        102       9.62      to         -            979         0.00%           1.30%       -1.33%       to        -
12/31/2010         59       9.75      to      9.95            577         0.00%           1.30%       -1.42%       to    -0.50%
12/31/2009         19       9.89 (c)  to         -            185         0.00%           1.30%       -1.10% (c)   to        -

ULTRA SERIES SMALL CAP FUND, CLASS I, SUBACCOUNT (e)
12/31/2013        311    $ 15.97      to   $ 16.62       $  4,964         0.32%      1.15% to 1.80%   31.33%       to    30.56%
12/31/2012        360      12.16      to     12.73          4,389         1.14%      1.15% to 1.80%   14.18%       to    13.36%
12/31/2011        437      10.65      to     11.23          4,669         0.35%      1.15% to 1.80%   -0.19%       to    -0.88%
12/31/2010        508      10.67      to     11.52          5,443         0.75%      1.15% to 1.80%   25.23%       to    24.54%
12/31/2009        405       8.52      to      9.25          3,471         0.60%      1.15% to 1.80%   30.08%       to    29.19%

ULTRA SERIES SMALL CAP FUND, CLASS II, SUBACCOUNT (b),(e)
12/31/2013         74    $ 24.08      to   $ 23.37       $  1,775         0.05%      1.30% to 1.80%   30.87%       to    30.12%
12/31/2012         81      18.40      to     17.96          1,486         1.06%      1.30% to 1.80%   13.65%       to    12.96%
12/31/2011         87      16.19      to     15.90          1,401         0.26%      1.30% to 1.80%   -0.61%       to    -1.12%
12/31/2010         85      16.29      to     15.02          1,385         0.68%      1.30% to 1.80%   24.83%       to    24.23%
12/31/2009         47      13.05 (c)  to     12.09 (c)        616         0.37%      1.30% to 1.80%   30.50% (c)   to    20.90% (c)

(1) The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The Expense Ratio represents the annualized contract expenses of the respective contract of the Account, consisting primarily of mortality and expense risk charges, as defined in the Account Charges note. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year. As the total return for each of the periods is presented as a range of lowest to highest percentages based on the product grouping representing the lowest and highest expense ratio amounts, some individual contract total returns are not within the ranges presented.

                          CMFG VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

(a) This subaccount is only available in the MEMBERS Variable Annuity product that offers one class and expense ratio, therefore a range of lowest to highest is not presented.

(b) This subaccount is only available in the MEMBERS Variable Annuity III product that offers multiple classes and expense ratios, therefore a range of lowest to highest is presented if contract owners have invested in multiple classes for the respective subaccount.

(c) For the period of May 1, 2009 to December 31, 2009.

(d) For the period of May 1, 2010 to December 31, 2010.

(e) Effective as of May 1, 2010 the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and the Ultra Series International Stock Class I subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and the Ultra Series Small Cap Value subaccounts changed their names to the Ultra Series Mid Cap and the Ultra Series Small Cap subaccounts, respectively. The Ultra Series Mid Cap subaccount's performance prior to May 1, 2010 is based on the accounting predecessor, the Ultra Series Mid Cap Growth subacount. The Ultra Series Small Cap subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value subaccount. The Ultra Series Global Cap subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International subaccount.

(f) For the period of October 26, 2012 to December 31, 2012.

(g) Ceased operations on July 31, 2012 (fund liquidated).

(h) For the period of August 16, 2013 to December 31, 2013.

(i) For the period of January 1, 2013 to August 16, 2013.

(8) SUBSEQUENT EVENTS

    The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

CMFG LIFE INSURANCE COMPANY
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2013
AND INDEPENDENT AUDITORS' REPORT

                                TABLE OF CONTENTS
----------------------------------------------------------------------------------
Table of Contents
Independent Auditors' Report ................................................   1
Consolidated Balance Sheets as of December 31, 2013 and 2012 ................   3
Consolidated Statements of Comprehensive Income (Loss) for the Years
   Ended December 31, 2013, 2012 and 2011 ...................................   5
Consolidated Statements of Stockholder's Equity for the Years
   Ended December 31, 2013, 2012 and 2011 ...................................   7
Consolidated Statements of Cash Flows for the Years Ended
   December 31, 2013, 2012 and 2011 .........................................   8
Notes to the Consolidated Financial Statements
      Note 1--General .......................................................  10
      Note 2--Summary of Significant Accounting Policies ....................  10
      Note 3--Investments, Debt Securities ..................................  25
      Note 3--Investments, Equity Securities ................................  26
      Note 3--Investments, Mortgage Loans ...................................  26
      Note 3--Investments, Real Estate ......................................  30
      Note 3--Investments, Equity in Unconsolidated Affiliates ..............  31
      Note 3--Investments, Limited Partnerships .............................  32
      Note 3--Investments, Short-Term Investments ...........................  33
      Note 3--Investments, Other Invested Assets ............................  33
      Note 3--Investments, Net Investment Income ............................  34
      Note 3--Investments, Net Realized Investment Gains (Losses) ...........  35
      Note 3--Investments, Other-Than-Temporary Investment Impairments ......  35
      Note 3--Investments, Net Unrealized Investment Gains ..................  38
      Note 3--Investments, Investment Credit Risk ...........................  42
      Note 3--Investments, Derivative Financial Instruments .................  42
      Note 3--Investments, Embedded Derivatives .............................  46
      Note 3--Investments, Asset Restrictions ...............................  47
      Note 3--Investments, Securities on Deposit/Assets Designated ..........  47
      Note 4--Fair Value ....................................................  47
      Note 5--Income Tax ....................................................  59
      Note 6--Reinsurance ...................................................  63
      Note 7--Deferred Policy Acquisition Costs .............................  64
      Note 8--Liability for Claim Reserves ..................................  65
      Note 9--Benefit Plans .................................................  66
      Note 10--Statutory Financial Data and Dividend Restrictions ...........  72
      Note 11--Notes and Interest Payable ...................................  73
      Note 12--Accumulated Other Comprehensive Income .......................  75
      Note 13--Commitments and Contingencies ................................  77
      Note 14--Discontinued Operations ......................................  79
      Note 15--Acquisition of Controlling Interests .........................  81
      Note 16--Subsequent Events ............................................  81

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
CMFG Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated financial statements of CMFG Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), capital and surplus and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. In 2012 and 2011, we did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The Company's equity investment in CMG's net assets was $77 million as of December 31, 2012. The Company's equity in the net income (loss) of CMG was ($12) million and ($5) million for the years ended December 31, 2012 and 2011, respectively. In 2012 and 2011, the financial statements of CMG were audited by other auditors whose report had been furnished to us, and our opinion, insofar as it related to the amounts related to CMG obtained from such financial statements and used by the Company to determine its share of equity in net income (loss) of CMG and its carrying value of CMG, was based solely on the report of the other auditors. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CMFG Life Insurance Company and its subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

EMPHASIS-OF-MATTER

As discussed in Note 2 to the financial statements, in 2012, the Company adopted new accounting guidance related to the accounting for costs associated with acquiring or renewing insurance contracts. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 12, 2014

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2013 and 2012
($ in 000s)

================================================================================

                                 ASSETS                                      2013             2012
-----------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available for sale, at fair value
      (amortized cost 2013 - $8,039,382; 2012 - $7,715,987)             $    8,329,520  $   8,514,673
   Equity securities, available for sale, at fair value
      (cost 2013 - $55,204; 2012 - $41,468)                                     53,148         40,218
   Mortgage loans, less valuation allowance                                  1,378,374      1,160,648
   Real estate held for the production of income,
      at cost less accumulated depreciation                                     53,037         35,857
   Real estate held-for-sale, at cost less accumulated depreciation                  -         10,608
   Policy loans                                                                103,020        104,667
   Equity in unconsolidated affiliates                                          81,917         79,099
   Limited partnerships                                                        644,318        604,445
   Short-term investments                                                          988          2,004
   Student loans, at fair value                                                 19,046         19,751
   Other invested assets                                                       117,165         96,776
-----------------------------------------------------------------------------------------------------
   TOTAL INVESTMENTS                                                        10,780,533     10,668,746

   Cash and cash equivalents                                                   325,649        438,615
-----------------------------------------------------------------------------------------------------

TOTAL CASH AND INVESTMENTS                                                  11,106,182     11,107,361

   Accrued investment income                                                   105,340        104,318
   Premiums receivable, net                                                    289,087        263,486
   Reinsurance recoverables                                                    377,804        571,481
   Receivable from the Federal Crop Insurance Corporation                      141,340        101,102
   Net federal income taxes recoverable                                         32,942         51,381
   Deferred policy acquisition costs                                           414,343        383,204
   Office properties, equipment and computer software, at cost less
     accumulated depreciation                                                  176,649        180,289
   Goodwill, net                                                                63,823         63,823
   Intangible assets, net                                                       35,618         37,246
   Other assets and receivables                                                112,405         92,846
   Separate account assets                                                   4,632,123      4,345,841
-----------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $   17,487,656  $  17,302,378
=====================================================================================================

                                                                                          (continued)

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               3

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2013 and 2012
($ in 000s)

================================================================================

                    LIABILITIES AND STOCKHOLDER'S EQUITY                   2013             2012
-----------------------------------------------------------------------------------------------------
LIABILITIES
   Policyholder account balances                                       $   5,165,348    $   5,152,611
   Claim and policy benefit reserves - life and health                     3,066,210        2,890,050
   Loss and loss adjustment expense reserves - property and casualty         608,699          712,425
   Unearned premiums                                                         480,664          466,811
   Notes and interest payable                                                243,004          264,100
   Dividends payable to policyholders                                         14,229           16,282
   Reinsurance payable                                                       173,995          204,188
   Net deferred tax liability                                                  2,130           75,433
   Accrued pension and postretirement benefit liability                      175,540          224,376
   Accounts payable and other liabilities                                    578,583          515,106
   Separate account liabilities                                            4,632,123        4,345,841
-----------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                         15,140,525       14,867,223
-----------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES (NOTE 13)

STOCKHOLDER'S EQUITY
   Common stock, $1 par value, authorized 7,500 shares;
     issued and outstanding 7,500 shares                                       7,500            7,500
   Additional paid in capital                                                 15,000           15,000
   Retained earnings                                                       2,268,154        2,106,972
   Accumulated other comprehensive income, net
     of tax expense (2013 - $38,073; 2012 - $211,413)                         56,477          305,683
-----------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDER'S EQUITY                                                 2,347,131        2,435,155
-----------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                             $  17,487,656    $  17,302,378
=====================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               4

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2013, 2012 and 2011
($ in 000s)

================================================================================

                                                                         2013          2012          2011
-----------------------------------------------------------------------------------------------------------
REVENUES
   Life and health premiums, net                                    $ 1,339,149   $ 1,292,011   $ 1,215,935
   Contract charges                                                      84,378        85,418        89,626
   Property and casualty premiums, net                                1,049,743       898,508       905,019
   Net investment income                                                551,724       523,319       512,228
   Net realized investment gains (losses)
     Other-than-temporary impairments
       recognized in comprehensive income                                 4,296       (27,076)      (47,505)
     Portion of (gains) losses recognized
       in other comprehensive income                                    (17,822)      (20,116)      (14,828)
                                                                    ---------------------------------------
       Net other-than-temporary impairment losses
         recognized in operations                                       (13,526)      (47,192)      (62,333)
    Sales and other realized investment gains (losses)                   24,323        29,650        (3,479)
                                                                    ---------------------------------------
       Total net realized investment gains (losses)                      10,797       (17,542)      (65,812)
   Commission and fee income                                            293,671       268,607       231,496
   Other income                                                          36,685        37,113        55,124
-----------------------------------------------------------------------------------------------------------

TOTAL REVENUES                                                        3,366,147     3,087,434     2,943,616
-----------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
   Life and health insurance claims and benefits, net                   870,596       868,414       802,863
   Property and casualty insurance loss and loss
     adjustment expenses, net                                           820,357       710,847       730,121
   Interest credited to policyholder account balances                   161,508       160,118       172,181
   Policyholder dividends                                                29,404        30,868        30,074
   Operating and other expenses                                       1,255,580     1,128,398     1,092,048
-----------------------------------------------------------------------------------------------------------

TOTAL BENEFITS AND EXPENSES                                           3,137,445     2,898,645     2,827,287
-----------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
   AND EQUITY OF UNCONSOLIDATED AFFILIATES                              228,702       188,789       116,329

   Income tax expense                                                    68,990        35,764        27,242
-----------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE
   EQUITY OF UNCONSOLIDATED AFFILIATES                                  159,712       153,025        89,087

   Equity (loss) of unconsolidated affiliates, net of tax (benefit)
     (2013 - $1,319; 2012 - ($6,663); 2011 - ($2,426))                    2,470       (12,283)       (4,505)
-----------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                                       162,182       140,742        84,582
-----------------------------------------------------------------------------------------------------------

                                                                                                 (continued)

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               5

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss), continued
Years Ended December 31, 2013, 2012 and 2011
($ in 000s)

================================================================================

                                                                                 2013          2012          2011
-------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                            $   162,182   $   140,742   $   84,582

   Gain (loss) from discontinued operations, net of tax expense (benefit)
     (2012 - ($6,054); 2011 - $3,502) (Note 14)                                        -         9,702       (1,388)
-------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                       162,182       150,444       83,194
-------------------------------------------------------------------------------------------------------------------

   Foreign currency translation adjustment, net of tax expense (benefit) -
     (2013 - $10,420; 2012 - ($293); 2011 - ($1,143))                             24,524           (35)       1,251
   Change in unrealized gains (losses), net of tax expense (benefit) -
     (2013 - ($155,330); 2012 - $143,510; 2011 - $125,929)                      (290,812)      265,895      236,251
   Reclassification adjustment for (gains) losses
     included in net income, net of tax expense (benefit) -
     (2013 - ($13,900); 2012 - ($16,106); 2011 - ($7,792))                       (25,815)      (29,912)     (14,470)
   Change in pension liability, net of tax expense (benefit) -
     (2013 - $22,687; 2012 - ($8,043); 2011 - ($8,373))                           42,897       (14,938)     (15,549)
   Change in discontinued operations, net of tax expense (benefit) -
     (2011 - ($662))                                                                   -             -      (13,485)
   Reclassification of accumulated other comprehensive income of
     discontinued operations                                                           -       (11,933)      10,725
-------------------------------------------------------------------------------------------------------------------

OTHER COMPREHENSIVE INCOME (LOSS)                                               (249,206)      209,077      204,723
-------------------------------------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE INCOME (LOSS)                                            $   (87,024)  $   359,521   $  287,917
===================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               6

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2013, 2012 and 2011
($ in 000s)

================================================================================

                                                                       Accumulated
                                             Additional                   Other         Total
                                     Common    Paid in     Retained   Comprehensive  Stockholder's
                                     Stock     Capital     Earnings   Income (loss)     Equity
--------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2010        $   7,500  $   15,000  $ 1,895,176  $   (108,117) $    1,809,559

   Net income                             -           -       83,194             -          83,194
   Other comprehensive income             -           -            -       204,723         204,723
--------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2011            7,500      15,000    1,978,370        96,606       2,097,476

   Net income                             -           -      150,444             -         150,444
   Other comprehensive income             -           -            -       209,077         209,077
   Dividends declared                     -           -      (21,842)            -         (21,842)
--------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2012            7,500      15,000    2,106,972       305,683       2,435,155

   Net income                             -           -      162,182             -         162,182
   Other comprehensive (loss)             -           -            -      (249,206)       (249,206)
   Dividends declared                     -           -       (1,000)                       (1,000)
--------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2013        $   7,500   $  15,000  $ 2,268,154  $     56,477  $    2,347,131
==================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               7

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2013, 2012 and 2011
($ in 000s)

================================================================================

                                                                        2013            2012            2011
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM CONTINUING OPERATING ACTIVITIES
   Income from continuing operations                                $   162,182     $   140,742     $    84,582
     Adjustments to reconcile income from continuing
         operations to net cash provided by
         continuing operating activities:
       Undistributed (income) losses of
         unconsolidated subsidiaries                                     (2,470)         12,283           4,505
       Undistributed income of limited partnerships                     (25,612)        (16,390)        (25,837)
       Amortization of deferred policy acquisition costs                301,658         290,633         355,196
       Amortization of value of business acquired
       Policy acquisition costs deferred                               (311,814)       (281,223)       (349,146)
       Depreciation of office properties, equipment,
         software and real estate                                        32,492          31,483          34,247
       Amortization of intangible assets                                  1,628           1,392           1,182
       Amortization of bond premium and discount                         (7,811)          3,646          (1,518)
       Net realized investment losses                                   (10,797)         17,542          65,812
       Policyholder charges on investment-type contracts                (25,646)        (24,656)        (26,162)
       Interest credited to policyholder account balances               161,508         160,118         172,181
       Impairment of computer software                                        -               -           6,197
       Impairment of goodwill                                                 -           1,780               -
   Changes in other assets and liabilities
     Accrued investment income                                           (1,157)         (6,021)         (3,355)
     Reinsurance recoverables                                           193,677          56,629        (368,812)
     Premiums receivable                                                (25,504)         (3,667)        (24,339)
     Receivable from the Federal Crop Insurance Corporation             (40,238)        118,182          40,781
     Other assets and receivables                                       (21,517)            925          (4,258)
     Net deferred tax liability                                          60,388          41,860          49,345
     Insurance reserves                                                  83,002         171,630         480,230
     Reinsurance payable                                                (30,196)        (32,507)         39,084
     Unearned premiums                                                   21,635          39,737          13,666
     Accrued income taxes                                                17,092         (22,443)        (32,982)
     Accounts payable and other liabilities                             103,508          20,243         (41,343)
---------------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY CONTINUING OPERATING ACTIVITIES                    636,008         721,918         469,256
---------------------------------------------------------------------------------------------------------------

                                                                                                    (continued)

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               8

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2013, 2012 and 2011
($ in 000s)

================================================================================

                                                               2013              2012             2011
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of investments
     Debt securities                                      $  (1,377,641)   $  (1,687,631)   $  (2,040,215)
     Equity securities                                          (19,867)         (22,628)         (41,347)
     Mortgage loans                                            (405,857)        (311,611)        (286,182)
     Real estate                                                 (2,690)          (3,337)          (4,130)
     Short-term investments                                          (9)          (1,139)          (7,310)
     Limited partnerships                                      (137,228)        (164,367)        (117,587)
     Other invested assets                                     (219,030)        (321,961)        (432,907)
   Proceeds on sale or maturity of investments
     Debt securities                                          1,008,635        1,393,505        1,721,561
     Equity securities                                            3,543            5,591           95,997
     Mortgage loans                                             176,250          118,650          124,823
     Real estate                                                 20,332            5,728                7
     Short-term investments                                         992            7,135              328
     Limited partnerships                                       122,602           76,707           64,889
     Other invested assets                                      254,194          309,135          370,655
   Purchases of office properties, equipment, and
     computer software, net                                     (26,607)         (49,599)         (38,246)
   Investment in unconsolidated affiliates                       (1,500)               -                -
   Change in policy loans and other, net                          1,131             (324)              67
---------------------------------------------------------------------------------------------------------

NET CASH USED IN INVESTING ACTIVITIES                          (602,750)        (646,146)        (589,597)
---------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Policyholder account deposits                                819,701          692,556          820,389
   Policyholder account withdrawals                            (916,688)        (734,772)        (645,401)
   Change in bank overdrafts                                     (3,245)          (9,262)          33,303
   Capital lease payments                                       (12,481)          (8,279)               -
   Cash holdings of entity dividended to parent                 (14,590)               -                -
   Dividend to parent                                            (1,000)               -                -
   Proceeds from sale-leaseback                                   4,123            9,840           30,012
   Notes payable - borrowings                                   185,000          222,000          140,000
   Notes payable - repayments                                  (211,000)         (92,133)        (251,911)
---------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                      (150,180)          79,950          126,392
---------------------------------------------------------------------------------------------------------

CHANGE IN CASH AND CASH EQUIVALENTS                            (116,922)         155,722            6,051
CASH FLOW FROM DISCONTINUED OPERATIONS (NOTE 14)                      -           19,411           11,554
EFFECT OF FOREIGN EXCHANGE RATE ON CASH                           3,956               48            1,917
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                  438,615          263,434          243,912
---------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                  $     325,649    $     438,615    $     263,434
=========================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION
   Cash paid during the year for interest                 $      10,655    $      10,911    $      12,695
   Cash paid (received) during the year for income taxes         (9,570)          13,744            6,985
=========================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               9

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 1: GENERAL

NATURE OF BUSINESS

CMFG Life Insurance Company ("CMFG Life" or, with its subsidiaries, the "Company") is a life insurance company organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company is also engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members, retirement plan services, multi-peril crop insurance (in partnership with the federal government) and crop hail insurance directly written by the Company.

The Company is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 12%, 14% and 15% of the Company's premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

MUTUAL HOLDING COMPANY

In June 2011, the Board of Directors of CUNA Mutual Insurance Society ("CMIS") approved a plan that converted CMIS from a mutual insurance company structure to a mutual insurance holding company ("MHC") structure. In September 2011 policyholders and the Iowa Insurance Commissioner approved the plan of reorganization. The new MHC structure became effective January 31, 2012.

Under the reorganization plan, the policyholders of CMIS, who were the members and owners of CMIS, became members and owners of a new legal entity: CUNA Mutual Holding Company ("CMHC"). A second new legal entity was also formed, CUNA
Mutual Financial Group, Inc. ("CMFG"), to serve as an intermediate holding company to own CMIS and its subsidiary companies. CMIS issued 7,500,000 shares of common stock to CMHC and was renamed CMFG Life Insurance Company. Finally, CMFG authorized and issued 100 shares of common stock, which were issued to CMHC in exchange for the 7,500,000 shares of CMFG Life.

The reorganization to a MHC structure maintains policyholders' rights and positions the Company to better respond to future needs and opportunities while preserving the mutual status and the ability to operate in the long-term best interests of the policyholders. Generally, there were no changes to existing insurance policies and annuity contracts issued by CMIS, and these policies and contracts remain obligations of CMFG Life. Policyholder benefits and rights were not reduced or altered in any way as a result of the reorganization to a MHC structure.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). All intercompany accounts and transactions have been eliminated. The consolidated financial statements have been presented as though the mutual holding company structure was in effect for all years presented.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determinations of other-than-temporary impairments, deferral of policy acquisition costs and the related amortization and recoverability, embedded derivatives, valuation of goodwill and intangible assets, deferred tax asset valuation reserves, insurance liabilities, reinsurance balances and pension and postretirement obligations are most affected by the use of estimates and assumptions.

INVESTMENTS

Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

Unrealized gains and losses on investments in debt and equity securities, net of any deferred federal income taxes, are included in accumulated other comprehensive income as a separate component of stockholder's equity unless designated as a hedged item in a fair value hedge.

Debt securities: A debt security is considered other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company's anticipated holding period of the security. If a credit loss exists, but the Company does not intend to sell the impaired debt security and is not more likely than not to be required to sell before recovery, it is required to bifurcate the impairment into the loss that is attributable to credit and non-credit related loss. The credit portion of the other-than-temporary impairment ("OTTI") is the difference between the present value of the expected future cash flows and amortized cost. Only the estimated credit loss amount is recognized in net realized investment gains (losses), with the remainder of the loss amount recognized in other comprehensive income (loss). If the Company intends to sell the security or it is more likely than not that the Company will be required to sell before anticipated recovery in value, the Company records a realized loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered above its cost basis.

Equity securities: An equity security is considered other-than-temporarily impaired, and its cost basis written down to fair value with the OTTI loss being recognized in net realized investment gains (losses), when management expects the cost basis not to be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis.

Mortgage loans: Mortgage loans held for investment are generally carried at their aggregate unpaid principal balance, adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. The loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States collateralized by completed properties. The
Company believes all of the loans in the portfolio share three primary credit related risks: borrower creditworthiness; sustainability of the cash flow of the property; and property valuation; therefore, the method for monitoring and assessing credit risk is consistent for the entire portfolio. Mortgage loans are considered to be impaired when management, based on assessments performed on a loan-by-loan basis, finds it is probable that the Company will be unable to collect amounts due according to the

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either: the present value of the expected future cash flows discounted at the lowest original effective interest rate, the loan's observable market price, or the fair value of collateral. The original valuation allowance and subsequent changes in the valuation allowance are recorded in net realized investment gains (losses).

Mortgage loans are placed on nonaccrual status if the financial condition of the borrower causes the asset to be maintained on a cash basis, if full payment of principal or interest is not expected or if the principal or interest has been in default for more than 90 days unless the asset is both well secured and in process of collection. A loan is returned to accrual status if it meets the following criteria:

  o None of the principal or accrued interest is past due and repayment of the remaining contractual obligation is expected;

  o   The loan becomes well secured and in the process of collection.

The exceptions to meeting the first criteria are as follows:

  o The loan has been formally restructured and repayment is assured under the modified terms;

  o   The loan is a purchased impaired loan;

  o The borrower is making the contractual principal and interest payments and, while the loan may not be fully current, it is reasonably assured that the loan will be able to become current within a reasonable period and the borrower has shown a sustained period of being able to make the contractual payments.

When a loan is on nonaccrual status and any payments received are applied toward the principal balance, these payments are not reversed when the loan is placed back on accrual status. Generally, there is no immediate income recognition when removing a loan from nonaccrual status.

Real estate held for the production of income: Investments in real estate are carried at cost net of accumulated depreciation. When events or circumstances indicate the carrying value of real estate may not be recoverable, it is tested for impairment. Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment gains (losses).

Real estate held-for-sale: Certain real estate was classified as held-for-sale at December 31, 2012 and depreciation was suspended as a result. During 2013, $5,331 of properties that were not sold, net of $10,393 of accumulated depreciation, were reclassified as held for the production of income, depreciation resumed, and catch-up depreciation of $379 was recorded in net realized investment gains (losses). There was no real estate classified as held-for-sale at December 31, 2013.

Policy loans: Policy loans are reported at their unpaid principal balance. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Equity in unconsolidated affiliates: Equity in unconsolidated affiliates includes investments in companies (principally the Company's 50% interest in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company) over which the Company can exercise significant influence over the operating and financial policies of the investee. Generally, this occurs when the Company's ownership ranges from 20% to 50%. The Company accounts for these investments using the equity method whereby the Company's proportionate share of the net income of these unconsolidated affiliates is reported in the consolidated statement of comprehensive income, net of related income taxes.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Equity in unconsolidated affiliates investments are assessed for impairment annually or whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. An impairment loss may need to be recognized as an equity loss of unconsolidated affiliates to the extent the carrying value of the assets exceeds the fair value of such assets. In 2012, the Company recorded an impairment loss on its equity in unconsolidated affiliates. See Note 3, Investments, Equity in Unconsolidated Affiliates, for details. The estimation of fair values requires assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate and other factors. See Note 16, Subsequent Events, for additional information about these investments.

Limited partnerships: Limited partnerships primarily represent interests in energy, mezzanine, private equity, and real estate partnerships and are accounted for under the equity method. Due to the availability of financial statements from the partnerships' general partners, limited partnership investment income is generally recorded on a three-month lag, as adjusted for contributions and distributions.

Short-term investments: Short-term investments include debt securities with maturities less than one year at date of purchase and are reported at amortized cost, which approximates fair value.

Student loans: Student loans primarily represent loans made through private lending arrangements. The Company elected to carry student loans at fair value, and changes in the fair value are reported in net realized investment gains (losses).

Other invested assets: Other invested assets primarily consist of derivatives, margin deposits, investment in common stock of Federal Home Loan Bank ("FHLB"), investments receivable and notes receivable. Derivative financial instruments are accounted for at fair value. See "Derivative Financial Instruments" for a detailed discussion of the Company's derivatives. For certain derivatives, the counterparty requires margin deposits as well as daily cash settlements of margin accounts, and amounts on deposit are included in other invested assets. The FHLB stock is a restricted stock purchased to facilitate borrowing from FHLB and is carried at cost. Investments receivable are carried at cost and represent receivables for investments that have been sold or interest that is due but the cash has not been received. Notes receivable are carried at amortized cost.

Investment income: Interest income related to mortgage-backed and other structured securities is recognized on an accrual basis using a constant effective yield method, based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are based on industry averages or internal estimates. Interest income related to non-structured securities is recognized on an accrual basis using a constant effective yield method. Discounts and premiums on debt securities are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships, student loans, notes receivable and derivative activity. Income from real estate investments, student loans and notes receivable are accounted for on an accrual basis. Income from investments in limited partnership interests, is accounted for under the equity method generally on a three-month lag, as adjusted for contributions and distributions, and recognized in net investment income.

Realized gains and losses: Realized gains and losses on the sale of investments are determined on a specific identification basis and are recorded on the trade date.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative instruments, such as swaps, options, and futures, to manage exposure to various currency and market risks. All such derivatives are recorded in the consolidated balance sheets at fair value. See Note 3, Investments-Derivative Financial Instruments and Note 4, Fair Value for additional information on the Company's derivative financial instruments.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The Company issues products that contain embedded derivatives including equity-indexed annuities and guarantees contained in variable annuity and single premium deferred annuity policies. Derivatives embedded within non-derivative host contracts are separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Such embedded derivatives are recorded at fair value, and they are reported as part of policyholder account balances in the consolidated balance sheets, with the change in the value being recorded in net realized investment gains (losses).

The Company may designate certain derivatives as fair value hedges, cash flow hedges or hedges of net investments. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net realized investment gains (losses).

Fair Value Hedges: For instruments that qualify as fair value hedges, the changes in fair value of the hedging instruments are recorded in net realized investment gains (losses). The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in net realized investment gains (losses). The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness in an otherwise effective hedging relationship.

Cash Flow Hedges: The Company designates certain derivative instruments as cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the swaps attributable to hedged risk are recorded in accumulated other comprehensive income to the extent the hedge is effective, with any ineffectiveness recorded in net realized investment gains (losses). Amounts are reclassified from accumulated other comprehensive income to net investment income when cash flows associated with the hedged item are included in net income.

Hedges of Net Investments: The Company uses certain derivative instruments to hedge a portion of the equity in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the instruments are recorded in accumulated other comprehensive income. Any ineffectiveness, in an otherwise effective hedging relationship, is recorded in net realized investment gains (losses).

Non-Hedge Derivatives: Changes in fair value and the income and expenses associated with derivatives not classified as qualified hedges are recorded in net realized investment gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include unrestricted deposits in financial institutions, money market mutual funds, and U.S. Treasury bills with maturities at the date of purchase of 90 days or less.

PREMIUMS RECEIVABLE AND REINSURANCE RECOVERABLES

Premiums receivable and reinsurance recoverables are generally non-interest-bearing and have a 30 to 90 day term. Once collection of individual receivables or recoverables is no longer probable, they are designated as doubtful accounts and an allowance is established for the estimated uncollectible amounts. The allowance for uncollectible receivables is estimated based on a combination of write-off history, aging analysis and any specific, known doubtful accounts. Amounts are written off when they are deemed to be uncollectible.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Credit life and disability insurance coverages are issued on either a single or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Certain group life and health insurance

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

premiums are recognized on a monthly pro rata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally recognized ratably over the periods to which the premiums relate. Premiums for crop insurance are recorded on the later of the effective date of the contract or when the amount of premiums can be reasonably estimated and are earned on a daily pro rata basis over the period of risk. Certain property and casualty contracts insure lenders against losses related to loan collateral, and the premium for these policies is recognized over the expected period of exposure, usually two to six years; such premium is recognized on an accelerated basis versus on a pro rata method to reflect the higher loan balance, and therefore exposure to loss, in the early period of the loan term. An unearned premium reserve is established for the unexpired portion of insurance premiums.

The Company has entered into retrospective rating agreements for certain group life, credit life, credit disability, and liability contracts. Retrospective premiums are accrued as an increase or decrease to premium based on premium and claim experience for each qualifying policy and are included as part of the liability for claim and policy benefit reserves or as premium receivables.

Term-life and whole-life insurance premiums are recognized as premium income when due. Policy benefits for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to mortality or longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. Deferred profits are included within life and health policy benefit reserves and are recognized over the expected benefit payment period.

Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenues for investment contracts principally consist of net investment income and contract charges such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of comprehensive income, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

COMMISSION AND FEE INCOME

The Company acts as an investment advisor and administrator for employee benefit plans. Revenues for advisory services are recognized pro rata, based upon contractual rates applied to the market value of each customer's portfolio.
Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

The Company sells non-proprietary insurance products and recognizes commission income on the policy effective date, net of an allowance for refunds on estimated cancellations.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Costs: The costs of acquiring insurance business that are directly related to the successful acquisition of new and renewal business are deferred to the extent that such costs are expected to be recoverable from

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

future profits. Such costs principally include commissions and sales costs, direct response advertising costs, premium taxes, and certain policy issuance and underwriting costs. The Company pays credit unions for production of new and renewal business sold for the Company. These costs primarily relate to credit life and credit disability policies as well as accidental death and dismemberment and certain term and whole life products sold to credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such costs totaled $250,753, $226,432, and $202,870 for the years ended December 31, 2013, 2012, and 2011, respectively. These costs are also deferred unless the expenses are associated with non-insurance products or brokered business or do not vary with production.

Effective January 1, 2012, the Company retrospectively adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") No. 2010-26 Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts ("ASU No. 2010-26") regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, capitalized costs can only include incremental direct costs of contract acquisition, as well as certain costs directly related to acquisition such as underwriting, policy issuance, and medical and inspection fees, and sales force contract selling. This guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition related costs are expensed as incurred.

Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance as of January 1, 2010. The Company applied the standard by performing an analysis dating back to 2004. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

The following tables present amounts as previously reported in 2011, the effect of the change due to the retrospective adoption of ASU No. 2010-26, and the adjusted amounts that are reflected in the consolidated statements of comprehensive income, and consolidated statements of stockholder's equity included herein:

------------------------------------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                  ----------------------------------------------------------
                                                    AS PREVIOUSLY           EFFECT OF          AS CURRENTLY
                                                      REPORTED               CHANGE              REPORTED
------------------------------------------------------------------------------------------------------------
Operating and other expenses                      $        1,085,116    $         6,932      $     1,092,048
Total benefits and expenses                                2,820,355              6,932            2,827,287
Income tax expense                                            29,668             (2,426)              27,242
Equity (loss) of unconsolidated affiliates,
  net of tax (benefit)                                        (4,605)               100               (4,505)
Net income                                                    87,600             (4,406)              83,194
Change in unrealized gains,
  net of tax expense                                         235,955                296              236,251
Total comprehensive income attributable to
  CMFG Life Insurance Company                                292,027             (4,110)             287,917
============================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

------------------------------------------------------------------------------------------------------------

                                                                       AS OF DECEMBER 31, 2010
                                                  ----------------------------------------------------------
                                                    AS PREVIOUSLY           EFFECT OF          AS CURRENTLY
                                                      REPORTED               CHANGE              REPORTED
------------------------------------------------------------------------------------------------------------
Retained earnings                                 $        1,967,581    $       (72,405)     $     1,895,176
Accumulated other comprehens ive income (loss)              (112,998)             4,881             (108,117)
Total stockholder's equity                                 1,877,083            (67,524)           1,809,559
============================================================================================================

Amortization of Costs: Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies in proportion to the premium recognized as earned. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts, primarily deferred annuities, and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract lives and in any one period in proportion to the relationship of actual gross profits for the period to the present value of all estimated gross profits from mortality, investment, and expense margins. Deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years' gross profits becomes apparent. An additional adjustment to deferred policy acquisition costs on investment contracts and universal life-type products is made representing the effect on deferred policy acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized; the offset to this adjustment is included in accumulated other comprehensive income. This adjustment is referred to as shadow deferred policy acquisition costs ("shadow DAC"). Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The primary assumptions for determining the amount of the estimated gross profits are future investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contract holders, and the effects of future persistency, mortality, expenses, and hedges, if any. Financial market volatility increases the variability and risk of estimating gross profits, which in turn could impact amortization of the deferred policy acquisition costs.

Recoverability and Loss Recognition: Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing on an annual basis or when an event occurs that may indicate an inability to recover the deferred costs. To the extent that future policy premiums and investment income or gross profits are not adequate to cover the estimated anticipated losses and maintenance expenses at the time of policy issue, costs that would otherwise qualify for capitalization are not recoverable and are therefore expensed. Deferred policy acquisition costs are written down to the extent that future policy premiums and investment income or gross profits on in force policies are not adequate to cover the related estimated losses and expenses, Loss recognition in excess of the deferred policy acquisition costs balance is recognized by an increase in premium deficiency reserves.

In 2010, the Company recognized additional premium deficiency reserves as a result of the loss recognition test for loan default insurance. As of December 31, 2013 and 2012, these additional loan default insurance reserves were $768 and $3,356, respectively.

Internal Replacements: An internal replacement is defined as the modification of product benefits, features, rights or coverage that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs, which results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

revenues, and deferred sales inducements are expensed on the basis that the change constitutes the issuance of a new policy. Acquisition costs, sales inducements, and unearned revenue associated with the new replacement contract are deferred and amortized over the lifetime of the new contract. An internal replacement that is not a substantial change to the initial policy is accounted for as a continuation of the existing contract and the existing deferred policy acquisition costs, sales inducements and unearned revenue are carried over to the replacement contract.

Sales Inducements: The costs of sales inducements offered on sales to new policyholders are deferred and recorded in other assets and receivables. These costs are primarily related to deferred annuities and are in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

Office properties, equipment and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of office equipment and purchased software is generally three to seven years. The useful life of capitalized costs for internally developed software ranges from three to ten years, while the useful life for office properties is generally 20 years. The following table provides a summary of office properties, equipment and computer software.

-------------------------------------------------------------------------------------------------

                                                                        2013            2012
-------------------------------------------------------------------------------------------------
Office properties                                                   $     204,780   $     198,213
Office equipment                                                          146,497         149,754
Computer software                                                         153,188         142,206
-------------------------------------------------------------------------------------------------
Total cost of office properties, equipment and computer software          504,465         490,173
Accumulated depreciation                                                 (327,816)       (309,884)
-------------------------------------------------------------------------------------------------

Office properties, equipment and computer
        software at cost less accumulated depreciation              $     176,649   $     180,289
=================================================================================================

Depreciation expense totaled $30,566, $28,743, and $31,013 in 2013, 2012, and 2011, respectively. The Company recorded $6,197 of impairment expense in 2011, which is included in operating and other expenses, for impaired internally developed software. There were no impairments in 2013 or 2012.

GOODWILL AND INTANGIBLE ASSETS

Goodwill and indefinite-lived intangible assets are not amortized but are subject to an impairment test annually, or whenever events or circumstances indicate the carrying amount may not be recoverable. Definite-lived intangible assets are subject to an impairment test whenever events or circumstances indicate the carrying amount may not be recoverable. Based on the results of impairment tests, no impairment charges were required for the years ended December 31, 2013 or 2011. However, an impairment of $1,780 was recorded for goodwill allocated to the Company's investment in the equity of an unconsolidated affiliate in 2012. See Note 3, Investments, Equity in Unconsolidated Affiliates, for additional details. Definite-lived intangible assets are amortized over their estimated useful lives, ranging from two to twenty years. Amortization is based on the pattern in which the economic benefits are expected to be realized, when determinable; otherwise, straight line amortization is used.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table provides a rollforward of goodwill and intangible assets.

--------------------------------------------------------------------------------------------------------------

                                                                                  INTANGIBLE ASSETS
                                                                         -------------------------------------
                                                                         INDEFINITE-     DEFINITE-
                                                            GOODWILL        LIVED          LIVED       TOTAL
--------------------------------------------------------------------------------------------------------------
Gross balance at January 1, 2011                           $  65,603     $   26,000     $  15,556    $  41,556
Accumulated amortization at January 1, 2011                        -              -        (1,736)      (1,736)
--------------------------------------------------------------------------------------------------------------

Balance, net, at January 1, 2011                              65,603         26,000        13,820       39,820

Amortization                                                       -              -        (1,182)      (1,182)
--------------------------------------------------------------------------------------------------------------

Balance, net, at December 31, 2011                            65,603         26,000        12,638       38,638

Impairment                                                    (1,780)             -             -            -
Amortization                                                       -              -        (1,392)      (1,392)
--------------------------------------------------------------------------------------------------------------

Balance, net, at December 31, 2012                            63,823         26,000        11,246       37,246

Amortization                                                       -              -        (1,628)      (1,628)
--------------------------------------------------------------------------------------------------------------

Balance, net, at December 31, 2013                            63,823         26,000         9,618       35,618
Add:  Accumulated amortization at December 31, 2013                -              -         5,938        5,938
--------------------------------------------------------------------------------------------------------------

Gross balance at December 31, 2013                         $  63,823     $   26,000     $  15,556   $    41,556
===============================================================================================================

The indefinite-lived intangible asset represents the value of an agreement with the Federal Crop Insurance Corporation to market and service multi-peril crop insurance. The agreement is renewable annually, contingent upon the Company's compliance with program regulations. It is the Company's intent and expectation to apply for and receive annual approval to renew the agreement. Renewal costs are not material and are not capitalized. Definite-lived intangible assets primarily consist of customer lists and trade names. The weighted average amortization period of definite-lived assets was 11.9 years in 2013, 2012, and 2011.

The following table is a summary of the estimated aggregate amortization expense for intangible assets for the next five years and thereafter.

---------------------------------------------------------------------------------

ESTIMATED AGGREGATE AMORTIZATION EXPENSE
---------------------------------------------------------------------------------
     2014                                                           $       1,544
     2015                                                                   1,444
     2016                                                                   1,390
     2017                                                                   1,374
     2018                                                                   1,390
     Thereafter                                                             2,476
---------------------------------------------------------------------------------

Total estimated amortization expense                                $       9,618
=================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

SEPARATE ACCOUNTS

Separate accounts represent customer accounts related to certain contracts issued by the Company, such as variable annuities and variable life insurance policies, where investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum account value upon death, or minimum withdrawal or accumulation benefits. The liabilities for these guarantees are not included in the separate accounts as they are obligations of the Company. See Note 3, Investments-- Embedded Derivatives, for further discussion of the guarantees for minimum withdrawal or accumulation benefits. The additional liability held is equal to the current benefit ratio multiplied by the cumulative revenue from the contract's issue date, less cumulative excess death benefits from the issue date, plus interest, and floored at zero. The reserve for minimum death benefit guarantees was $1,705 and $2,042 as of December 31, 2013 and 2012, respectively, and is reported in claim and policy benefit reserves - life and health in the consolidated balance sheets.

Contract holders are able to invest in investment funds managed for their benefit. Approximately 41% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission. The Company has an agreement with a third party whereby the third party is the investment advisor, administrator and distributor, as applicable, for these unit investment trusts, and the Company receives a fee based on the investments attributable to the insurance products generated by the Company. This fee income was $8,285, $8,153, and $8,816 in 2013, 2012, and 2011,
respectively.

Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account assets are carried at fair value, which is based on daily quoted net asset values at which the Company could transact on behalf of the contract holder. Separate account liabilities are equal to the separate account assets and represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statements of comprehensive income.

Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) in the accompanying consolidated statements of comprehensive income when they are assessed to the contract holder by the Company.

POLICYHOLDER ACCOUNT BALANCES

The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 3.0% to 3.6% in 2013, 3.0% to 3.9% in 2012 and 3.0% and 4.0% in 2011. Future minimum guaranteed interest rates during the life of the contracts vary from 1.0% to 4.5%.

INSURANCE RESERVES

Life and health claim and policy benefit reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported but not yet paid and unreported incurred claims. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change is determined. Gross reserves for unpaid claims and adjustment expenses of $311,855 and $327,717 on certain claims, principally those resulting from a disability, are discounted at rates between 0.62% and 0.98% as of December 31, 2013 and 2012.

For non-participating term-life and whole-life insurance products and participating products for which no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity,

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

withdrawals and expenses. The assumptions are set at issue and persist until a loss recognition event occurs. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals, dividends and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.3% to 8.0% as of December 31, 2013 and 2012.
Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality and morbidity assumptions where deemed necessary.

For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on standard industry valuation tables, modified for the Company's experience if appropriate, and the interest rates used, set at issue, range from 3.5% to 7.5% as of December 31, 2013 and 2012.

Loss and loss adjustment expense reserves for property and casualty products represent the estimated claim cost and loss adjustment expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid as of the balance sheet date. Such reserve estimates are based on individual case estimates for reported losses, estimates for incurred but not reported losses based on past experience and estimated adjustments for ultimate loss expectations based on historical experience patterns and current economic trends and are stated net of estimated salvage and subrogation recoverables of $18,715 and $23,021 at December 31, 2013 and 2012, respectively. Any change in the probable ultimate liabilities is reflected in net income in the period the change is determined to be necessary; such adjustments generally arise from new information emerging and could potentially be material.

POLICYHOLDER DIVIDENDS

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the Board of Directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 27.8% and 27.7% of the policy benefit reserves - life and health as of December 31, 2013 and 2012, respectively.

STOCKHOLDER DIVIDEND

The Company declared a $19,842 dividend in 2012 representing 100% of the stock of a subsidiary, CUNA Mutual Global Holdings, Inc. The dividend payable was included in accounts payable and other liabilities in the consolidated balance sheets at December 31, 2012. The entity was transferred to the Company's parent in 2013, which included the transfer of cash of $14,590.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

REINSURANCE

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of comprehensive income are reported net of the amounts ceded to other companies under such reinsurance contracts. Ceded insurance reserves and ceded benefits paid are included in reinsurance recoverables. A prepaid reinsurance asset is also recorded for the portion of unearned premiums related to ceded policies. Any contracts that do not sufficiently transfer the risk of loss are recorded using the deposit method of accounting.

Most crop insurance policies are written pursuant to a federal government program, for which the government establishes guidelines, subsidizes a portion of the premium and assumes part of the risk. The Federal Crop Insurance Corporation ("FCIC") reinsures a portion of the Company's crop premiums and losses. As a participating insurer, the Company receives an administrative and operating subsidy from the program based on written premium volume, which partially offsets the cost of selling and servicing the policies. The subsidy is deferred and recognized as a reduction to expense ratably as the related premiums are earned.

BENEFIT PLANS

The Company recognizes costs for its defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions.

The Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that have not been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income. Each period, changes in funded status are charged or credited, net of income tax, to other comprehensive income (loss).

Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. The cost of benefits provided to former or inactive employees after employment, but before retirement, is recognized during an employee's service years if certain requirements are met. Postretirement medical benefits are generally funded on a pay-as-you-go basis.

INCOME TAXES

The Company recognizes taxes payable or refundable and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities. Deferred income tax assets can be realized through future earnings, including but not limited to the generation of future income, reversal of existing temporary differences and available tax planning strategies. The Company records a valuation allowance for deferred tax assets if it determines it is more likely than not that the asset will not be realized. See Note 5 for further discussion.

The Company is subject to tax-related audits. These audits may result in additional tax assets or liabilities. In establishing tax liabilities, the Company determines whether a tax position is more likely than not to be sustained under examination by the appropriate taxing authority. Tax positions that do not meet the more likely than not

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

standard are not recognized. Tax positions that meet this standard are recognized in the consolidated financial statements.

FOREIGN EXCHANGE

The Company's financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

The accounts of foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive income as a separate component of stockholder's equity.

The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive income as a separate component of stockholder's equity. The foreign exchange transaction gains (losses) from all other investment holdings are reflected in operating and other expenses in the Company's consolidated statements of comprehensive income and were ($513), $148, and ($704) for the years ended December 31, 2013, 2012 and 2011, respectively.

RECENTLY ADOPTED ACCOUNTING STANDARD UPDATES

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"), effective in 2013. ASU 2011-11 is intended to increase information disclosed about offsetting assets and liabilities, including financial instruments, derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and lending agreements. The objective is to facilitate comparison between entities that prepare their financial statements on the basis of U.S. GAAP and those that prepare their financial statements on the basis of international financial reporting standards. In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01"), also effective in 2013. ASU 2013-01 is related to ASU 2011-11 and makes it clear that the newly required disclosures are applicable only to certain derivatives, repurchase and reverse repurchase agreements, and securities borrowing and securities lending transactions. Adoption of the new standard did not have a material impact on the consolidated financial statements.

In February 2013, the FASB issued ASU No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income ("ASU 2013-02"). The update requires entities to present information about reclassification adjustments from accumulated other comprehensive income in their annual financial statements in a single note or on the face of the financial statements. The Company elected to early adopt this standard in 2013 and it did not have a material impact on the Company's financial statements. The new disclosures are included in Note 12.

In March 2013, the FASB issued ASU No. 2013-05, Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity ("ASU 2013-05"). ASU 2013-05 clarifies when it is appropriate to release a cumulative translation adjustment into net income in the event of a full or partial sale of a foreign entity or business within an entity. It is effective prospectively for non-public companies for periods beginning after December 15, 2014. The Company elected to early adopt ASU 2013-05 and recognized a cumulative translation adjustment increasing pre-tax income by $11,793 in 2013 from closing its Canadian branch office.

In December 2013, the FASB issued ASU No. 2013-12, Definition of a Public Business Entity ("ASU 2013-12"). The FASB issued the new definition to clarify which entities qualify for alternate financial accounting and reporting guidance available to nonpublic entities. As new standards are adopted that have different applications for public and nonpublic entities, entities will adopt the standards prospectively based on whether they meet the definition in ASU 2013-12. This new standard is not applicable to not-for-profit entities or employee benefit plans.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The Company files its financial statements with the Securities and Exchange Commission as part of prospectuses for variable annuity and variable universal life products. Consequently, the Company meets the criteria to be considered a public business entity and will apply the definition of a public business entity to determine the applicability of new accounting standards.

ACCOUNTING STANDARDS UPDATES PENDING ADOPTION

FASB ASU No. 2009-17 ("ASU 2009-17"), Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, replaced the quantitative-based risk and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity ("VIE") and which owner is the primary beneficiary and thus must consolidate it. ASU 2009-17 was effective in 2010 and required a more qualitative assessment and also created new disclosure requirements. A related pronouncement, ASU No. 2010-10, Amendments for Certain Investment Funds ("ASU 2010-10"), deferred application of the guidance in ASU 2009-17 for reporting entities with interest in an entity that applies the specialized accounting guidance for investment companies. The Company does not own any entities which it has determined to be VIEs under existing guidance and so ASU 2009-17 had no impact on its consolidated financial statements upon adoption in 2010. The Company does own limited partnerships that qualified for the deferral in ASU 2010-10 and for which the Company must reconsider the accounting when new guidance is issued.

ASU No. 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Financial Services- Investment Companies ("ASU 2013-08")), was issued in June 2013 and is effective for periods beginning after December 15, 2013. This update provides comprehensive guidance for assessing whether an entity is an investment company, requires an investment company to measure noncontrolling ownership interest in other investment companies at fair value, and requires certain additional disclosures. The Company is currently evaluating the impact of adopting ASU 2013-08.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 3: INVESTMENTS

DEBT SECURITIES

The amortized cost, gross unrealized gains and losses, and estimated fair values of debt securities at December 31, 2013 are as follows:

-------------------------------------------------------------------------------------------------------

                                             AMORTIZED          GROSS UNREALIZED          ESTIMATED
                                               COST           GAINS          LOSSES       FAIR VALUE
-------------------------------------------------------------------------------------------------------
U.S. government and agencies             $      50,986   $       948     $       (163)   $      51,771
States and political subdivisions              812,538        25,798          (16,305)         822,031
Foreign government securities                   43,373           337             (518)          43,192
Domestic corporate securities                4,166,373       256,302          (69,496)       4,353,179
Mortgage-backed securities
   Residential mortgage-backed                 496,322        30,996           (2,179)         525,139
   Commercial mortgage-backed                  541,032        17,586           (9,547)         549,071
Non-mortgage asset-backed securities
   Collateralized debt obligations              62,388         1,725           (7,563)          56,550
   Other                                       281,554         3,164           (1,492)         283,226
Foreign corporate securities                 1,584,816        88,131          (27,586)       1,645,361
-------------------------------------------------------------------------------------------------------

Total debt securities                    $   8,039,382   $   424,987     $   (134,849)   $   8,329,520
=======================================================================================================

The amortized cost, gross unrealized gains and losses, and estimated fair values of debt securities at December 31, 2012 are as follows:

-------------------------------------------------------------------------------------------------------

                                             AMORTIZED          GROSS UNREALIZED          ESTIMATED
                                               COST           GAINS          LOSSES       FAIR VALUE
-------------------------------------------------------------------------------------------------------
U.S. government and agencies             $      56,695   $     2,678     $        -      $      59,373
States and political subdivisions              674,380        87,574           (638)           761,316
Foreign government securities                   64,541         1,705           (775)            65,471
Domestic corporate securities                4,043,586       471,409         (5,797)         4,509,198
Mortgage-backed securities
   Residential mortgage-backed                 629,824        48,857         (4,114)           674,567
   Commercial mortgage-backed                  559,984        50,190        (23,039)           587,135
Non-mortgage asset-backed securities
   Collateralized debt obligations              74,551         2,278        (21,433)            55,396
   Other                                       138,746         8,767           (721)           146,792
Foreign corporate securities                 1,473,680       182,275           (530)         1,655,425
-------------------------------------------------------------------------------------------------------

Total debt securities                    $   7,715,987   $   855,733     $  (57,047)     $   8,514,673
=======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The amortized cost and estimated fair values of investments in debt securities at December 31, 2013, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

---------------------------------------------------------------------------------

                                                   AMORTIZED        ESTIMATED
                                                     COST           FAIR VALUE
---------------------------------------------------------------------------------
Due in one year or less                        $      149,333     $      151,058
Due after one year through five years               1,417,357          1,542,222
Due after five years through ten years              2,668,677          2,820,740
Due after ten years                                 2,422,719          2,401,514
Mortgage-backed securities:
   Residential mortgage-backed                        496,322            525,139
   Commercial mortgage-backed                         541,032            549,071
Non-mortgage asset-backed securities:
   Collateralized debt obligations                     62,388             56,550
   Other                                              281,554            283,226
---------------------------------------------------------------------------------

Total debt securities                          $    8,039,382     $    8,329,520
================================================================================

EQUITY SECURITIES

The cost, gross unrealized gains and losses, and estimated fair values of investments in available for sale equity securities at December 31 are as follows:

------------------------------------------------------------------------------------------

                                               GROSS UNREALIZED                ESTIMATED
                         COST               GAINS            LOSSES           FAIR VALUE
------------------------------------------------------------------------------------------
2013                 $     55,204       $     2,149        $   (4,205)        $    53,148
2012                       41,468             1,608            (2,858)             40,218
==========================================================================================

MORTGAGE LOANS

At December 31, 2013, the commercial mortgage loan portfolio had an average remaining life of 5.8 years, with all principal due prior to 2039. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 2.4% of the aggregate mortgage loan portfolio balance.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

---------------------------------------------------------------------------------

                                                       2013             2012
---------------------------------------------------------------------------------
Current                                           $  1,375,074      $  1,154,449
60 to 90 days past due                                     652             1,037
Greater than 90 days past due                            1,826            11,589
Valuation allowance on impaired loans                   (2,522)           (6,903)
Unamortized premium                                      3,344               476
---------------------------------------------------------------------------------

Total carrying value                              $  1,378,374      $  1,160,648
=================================================================================

The Company has no interest accrued for loans greater than 90 days past due as of December 31, 2013.

The Company's mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

---------------------------------------------------------------------------------

                                                           2013             2012
---------------------------------------------------------------------------------
California                                                 20.3%            18.0%
Georgia                                                     5.9              6.2
Wisconsin                                                   5.4              5.6
Ohio                                                        5.3              7.1
Texas                                                       5.2              6.9
Florida                                                     5.2                *
Illinois                                                      *              5.7
=================================================================================

* Amount was less than 5%.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

---------------------------------------------------------------------------------

                                                          2013             2012
---------------------------------------------------------------------------------
Retail                                                    28.1%            27.7%
Industrial                                                26.8             34.3
Multi-family                                              22.2             11.9
Office                                                    18.7             22.6
Other                                                      4.2              3.5
---------------------------------------------------------------------------------

 Total                                                   100.0%           100.0%
=================================================================================

The Company had mortgage loan restructures in 2013, 2012, and 2011 that were considered troubled debt restructurings. These restructurings included changes to interest rates, extending payment terms and suspension of principal payments. The terms of the restructures in 2013, 2012, and 2011 resulted in charges to net income of $115, $833, and $4,658, respectively, which were included in net realized investment gains (losses). The amount of the pre-restructuring contractual loan balances at December 31, 2013, 2012, and 2011 was $4,460, $16,561, and $24,011, respectively; of these, the balance of defaulted loans at December 31, 2013 and 2012 was $4,138 and $4,700, respectively. The Company has no commitments at December 31, 2013 or 2012 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the Company's commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company's process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. As of December 31, 2013 and 2012, mortgage loans in nonaccrual status totaled $805 and $810, respectively. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios were updated as of December 31, 2013 and 2012.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Information concerning impaired mortgage loans with specific valuation allowances including those which met the criteria for a troubled debt restructuring, is as follows as of and for the years ended December 31:

-----------------------------------------------------------------------------------

                                                            2013           2012
-----------------------------------------------------------------------------------
Number of impaired loans                                         8              10

Principal balance of impaired loans                     $   25,333     $    35,779
Valuation allowance on impaired loans                        2,522           6,903
Carrying value of impaired loans                            22,811          28,876
Average carrying value of impaired loans                    23,218          29,103
Interest income recognized on impaired loans                 1,365           2,240
Amount of interest collected on impaired loans               1,240           1,126
===================================================================================

A rollforward of the valuation allowance for the years ended December 31 is as follows:

-----------------------------------------------------------------------------------

                                                            2013           2012
-----------------------------------------------------------------------------------
Beginning balance                                       $    6,903     $     7,766
Provision                                                      366             985
Sales and transfers                                         (4,747)         (1,848)
-----------------------------------------------------------------------------------

Ending balance                                          $    2,522     $     6,903
===================================================================================

Loan to value and debt service coverage ratios are used as credit quality indicators for mortgage loans, which were as follows at December 31:

======================================================================================================

                                                   2013                             2012
                                        ----------------------------     -----------------------------
                                                          AVERAGE                         AVERAGE
                                        PRINCIPAL      DEBT SERVICE      PRINCIPAL      DEBT SERVICE
            LOAN TO VALUE                AMOUNT       COVERAGE RATIO      AMOUNT       COVERAGE RATIO
------------------------------------------------------------------------------------------------------
Less than 65%                          $   986,906              2.00    $   726,972              1.91
65% to 74%                                 267,828              1.41        220,064              1.37
75% to 100%                                 97,847              1.13        184,631              1.23
Greater than 100%                           24,971              0.57         28,981              0.67
------------------------------------------------------------------------------------------------------

Total mortgage loans                   $ 1,377,552              1.81    $ 1,160,648              1.67
======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

REAL ESTATE

Real estate investments consisted of the following at December 31:

----------------------------------------------------------------------------------

                                                          2013           2012
----------------------------------------------------------------------------------
Real estate held for the production of income         $     70,048    $     50,185
Accumulated depreciation                                   (17,011)        (14,328)
----------------------------------------------------------------------------------

Net real estate held for the production of income     $     53,037    $     35,857
==================================================================================

Real estate held-for-sale                             $          -    $     27,264
Accumulated depreciation                                         -         (16,656)
----------------------------------------------------------------------------------

Net real estate held-for-sale                         $          -    $     10,608
==================================================================================

Depreciation expense on investments in real estate, which is netted against rental income and included in net investment income, totaled $1,926, $2,740, and $3,234 for the years ended December 31, 2013, 2012, and 2011, respectively.

In 2013 and 2012, the Company acquired real estate owned properties with a fair value of $15,179 and $2,490, respectively, which had previously been collateral for mortgage loans. These transactions were accomplished through deed in lieu of foreclosure, and accordingly, involved no cash payments and are not included in the consolidated statements of cash flows. The Company recorded impairment losses of $180 and $417 in 2013 and 2012, respectively, on properties that had previously been collateral for mortgage loans. There were no impairments required to be recognized on real estate in 2011.

Real estate investments were categorized as follows at December 31:

-------------------------------------------------------------------------------------------------------

                                                             2013                         2012
                                                 ------------------------------------------------------
                                                     AMOUNT       PERCENT         AMOUNT       PERCENT
-------------------------------------------------------------------------------------------------------
Real estate held for the production of income
  Office                                          $    19,330        36.4%      $   16,510       46.0%
  Land                                                  3,766         7.1            3,766       10.5
  Retail                                                6,411        12.1            2,043        5.7
  Industrial                                           23,530        44.4           13,538       37.8
-------------------------------------------------------------------------------------------------------

Total real estate investments                     $    53,037       100.0%      $   35,857      100.0%
=======================================================================================================

Real estate held-for-sale
  Office                                          $         -                   $   10,608      100.0%
-------------------------------------------------------------------------------------------------------

Total real estate held-for-sale                   $         -                   $   10,608      100.0%
=======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

EQUITY IN UNCONSOLIDATED AFFILIATES

Equity in unconsolidated affiliates includes the Company's 50% investment interest in CMG Mortgage Insurance Company ("CMG MI") and CMG Mortgage Assurance Company ("CMGA") along with investments in other less significant affiliates.

CMG MI is a 50/50 corporate joint venture with PMI Mortgage Insurance Co. ("PMI"), and was formed in 1994 to offer residential mortgage guaranty insurance for loans originated by credit unions. CMGA is an affiliated entity, also jointly-owned 50/50 with PMI, which offered insurance policies on second mortgages for loans originated by credit unions from 2001 until 2008, when the existing portfolio was put into runoff. CMGA is also the parent company of CMG Mortgage Reinsurance Company ("CMG Re"), a provider of reinsurance coverage in excess of 25% of the insured loan on policies issued by CMG MI after July 1, 1999.

The Company and PMI both provide services to CMG MI, CMGA and CMG Re in accordance with various service agreements. The Company primarily provides investment management, marketing, and administrative services, and PMI primarily provides underwriting, claims, actuarial, management, information technology, and accounting services.

On September 30, 2010, CMG Re issued two surplus notes to the Company and PMI for $5,000 each. The notes are due September 30, 2020 and bear interest at a rate of 6.25% per annum in arrears on September 30 each year until 2015 and thereafter 9.0% per annum until maturity. The Company has not accrued interest on these notes as payment had not been approved by the Arizona Department of Insurance.

The Company was party to a capital support agreement revised in 2010 whereby PMI and the Company agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG MI at or below 23 to 1. See Note 13, Commitments and Contingencies, for further description of this arrangement.

The Company's carrying value, ownership percentage and summarized financial information of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the table below:

-------------------------------------------------------------------------------------------------------------

        NAME OF AFFILIATE AND           CARRYING VALUE                 NET INCOME (LOSS), AFTER TAX
        OWNERSHIP PERCENTAGE          2013           2012           2013            2012            2011
-------------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance
  Company (50%)                   $   74,858     $   72,981     $    2,574      $  (10,679)     $    (3,300)
CMG Mortgage Assurance
  Company (50%)                        4,915          4,019           (153)         (1,668)          (1,209)
All other affiliates (various
  ownership percentages)               2,144          2,099             49              64                4
-------------------------------------------------------------------------------------------------------------

Total                             $   81,917     $   79,099     $    2,470      $  (12,283)     $    (4,505)
=============================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The total assets and liabilities for significant unconsolidated affiliates at December 31, 2013 and 2012 are set forth in the table below:

-------------------------------------------------------------------------------------------------------------

                                                               2013                          2012
                                                     ---------------------------  ---------------------------
                                                       ASSETS       LIABILITIES      ASSETS       LIABILITIES
-------------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance Company                      $   312,810    $    130,114   $   341,970    $    161,868
CMG Mortgage Assurance Company                           35,959          29,751        38,268          28,350
=============================================================================================================

PMI's parent company, The PMI Group, Inc., filed for chapter 11 bankruptcy protection in November 2011. In March of 2012, the Arizona Department of Insurance placed PMI under receivership due to failure to maintain regulatory capital requirements. Given these developments, in September 2012, the Company signed a joint marketing agreement with the Arizona Department of Insurance to actively market CMG MI and CMGA for sale. On February 8, 2013, the Company entered into an agreement with a third party to dispose of its interest in CMG MI and CMGA. See Note 16, Subsequent Events for additional information regarding the closing of this sale.

The Company performed its annual impairment analysis for these equity method investments as of December 31, 2013 and 2012 and recorded an other-than-temporary impairment charge of $18,010 in 2012. The Company measured the amount of the impairment by which the carrying value of its investment exceeded its estimated fair value based on a probabilistic weighting of fair value associated with multiple potential future scenarios associated with the business using a combination of the market and income valuation approaches. The impairment loss is included in equity of unconsolidated affiliates, net of tax, within the Company's consolidated statements of comprehensive income. In addition, a goodwill impairment charge of $1,780 has also been recognized in operating and other expense in 2012, representing the portion of goodwill allocated to the Company's investment in CMG MI and CMGA. There were no impairment charges recorded in 2013.

LIMITED PARTNERSHIPS

The Company accounts for its investments in limited partnerships using the equity method. Accordingly, the Company's investments in these limited partnerships are carried at the outstanding equity as reported by the general partner. As a result of delays in the reporting of results by the partnerships, the Company generally records its equity interests on a three month lag, as adjusted for contributions and distributions through the reporting date. Other changes in value attributable to partnership results for the fourth quarter are not recorded until the following year.

The cost and carrying values of limited partnerships by type were as follows at December 31:

------------------------------------------------------------------------------------------------

                                                2013                           2012
                                    -----------------------------   ----------------------------
                                         COST      CARRYING VALUE       COST      CARRYING VALUE
------------------------------------------------------------------------------------------------
Energy                               $   128,873    $     152,731   $    88,690    $    112,345
Mezzanine                                202,224          199,049       217,961         208,291
Private equity                           236,903          250,966       236,219         237,411
Real estate                               43,349           41,572        54,218          46,398
------------------------------------------------------------------------------------------------
Total limited partnerships           $   611,349    $     644,318   $   597,088    $    604,445
===============================================================================================

The Company made additional investments in limited partnerships of $137,228, $164,367 and $117,587 in 2013, 2012 and 2011, respectively. See Note 13,
Commitments and Contingencies, for additional information regarding the Company's funding commitments to limited partnerships.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The limited partnerships owned were designed to be liquidated after full funding, generally eight to twelve years, at the discretion of the general partners, and investors do not have the option to redeem their interests. For the Company's investments in limited partnerships the majority of liquidations are expected to occur between 2014 and 2023.

Energy limited partnerships invest in companies that primarily engage in the exploration, production, transportation and service industries in the oil, natural gas, metals and mining industries. Mezzanine limited partnerships invest in debt or debt like instruments but may also include an equity component. Mezzanine limited partnerships tend to generate steady interest payments. Private equity limited partnerships make direct investments in companies with the intent of improving the financial results over a period of time to allow for positive returns upon a liquidity event. Real estate limited partnerships are private equity funds that primarily invest in commercial, hospitality, office, and multi-family real estate.

SHORT-TERM INVESTMENTS

Short-term investments at amortized cost, which approximates fair value as of December 31, are as follows:

------------------------------------------------------------------------------

                                                       2013           2012
------------------------------------------------------------------------------
Certificates of deposit                            $       988    $        988
Foreign corporate securities                                 -           1,016
------------------------------------------------------------------------------
Total short-term investments                       $       988    $      2,004
==============================================================================

OTHER INVESTED ASSETS

Other invested assets as of December 31 are as follows:

------------------------------------------------------------------------------

                                                       2013           2012
------------------------------------------------------------------------------
Derivative financial instruments                   $    78,504    $    42,674
Margin deposits                                         11,157         30,147
Investments receivable                                   6,151          3,106
Investment in Federal Home Loan Bank
   restricted stock                                     17,968         17,340
Notes receivable                                         3,331          3,455
Other                                                       54             54
------------------------------------------------------------------------------

Total other invested assets                        $   117,165    $    96,776
==============================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NET INVESTMENT INCOME

Sources of net investment income for the years ended December 31 are summarized as follows:

--------------------------------------------------------------------------------------------

                                                     2013           2012           2011
--------------------------------------------------------------------------------------------
Debt securities, available for sale              $   410,873    $   398,193    $     392,131
Equity securities, available for sale                  3,998          1,048              293
Mortgage loans                                        66,933         60,763           53,747
Real estate                                            7,253         10,340           11,272
Policy loans                                           6,833          6,891            6,876
Limited partnerships
  Equity in change in fair value                      25,612         33,266           32,939
  Equity in other income                              57,293         39,373           37,577
Derivative financial instruments                         311            296              387
Short-term investments and other                       2,748          3,187            5,690
--------------------------------------------------------------------------------------------

Total gross investment income                        581,854        553,357          540,912
    Less:  Investment expenses                       (30,130)       (30,038)         (28,684)
--------------------------------------------------------------------------------------------

Net investment income                            $   551,724    $   523,319    $     512,228
============================================================================================

Limited partnerships generally carry their investments at fair value. Changes in fair value are a component of the results of operations reported by the partnerships and are therefore included in the Company's recorded share of income. This accounting policy contributes to potentially significant fluctuations in the operating results of the Company's interests in limited partnerships. In addition, determinations of the fair value of certain investments by the limited partnerships are dependent upon unobservable inputs given the nature of the investments held by these limited partnerships, and the fact that observable market data is frequently not available. Accordingly, the values assigned are subject to risks of variability.

The Company's equity in the change in fair value of its limited partnerships for each of the past three years, by partnership type is summarized below:

--------------------------------------------------------------------------------------------

                                                     2013           2012           2011
--------------------------------------------------------------------------------------------
Energy                                           $       205    $    25,644    $      3,017
Mezzanine                                              6,494         (3,621)         (2,790)
Private equity                                        12,871         (6,182)         22,166
Real estate                                            6,042         17,425          10,546
--------------------------------------------------------------------------------------------

Total equity in the change in fair value         $    25,612    $    33,266    $     32,939
============================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the years ended December 31 are summarized as follows:

---------------------------------------------------------------------------------------------

                                                     2013           2012           2011
---------------------------------------------------------------------------------------------
Debt securities
   Gross gains on sales                          $     6,797    $     58,428   $     51,719
   Gross losses on sales                             (14,901)         (4,875)       (11,128)
   Other                                             (28,558)         (4,092)        26,713
   Other-than-temporary impairment losses            (10,480)        (44,013)       (51,465)
Equity securities
   Gross gains on sales                                  201             249          3,764
   Gross losses on sales                                 (54)            (48)        (1,063)
   Other                                                (238)          1,146         (2,580)
   Other-than-temporary impairment losses             (2,500)         (1,805)        (6,101)
Mortgage loans
   Gross losses on sales                                (276)               -           (51)
   Other-than-temporary impairment losses               (366)           (957)        (4,767)
Real estate
   Gross gains on sales                               11,617             964               -
   Gross losses on sales                                (560)               -              -
   Other-than-temporary impairment losses               (180)           (417)              -
Derivative financial instruments                      29,087          (9,637)       (41,191)
Derivative financial instruments - embedded           21,675         (12,018)       (30,509)
Student loans receivable                                 141            (537)         1,485
Other                                                   (608)             70           (638)
---------------------------------------------------------------------------------------------

Net realized investment gains (losses)           $    10,797    $    (17,542)  $    (65,812)
=============================================================================================

Proceeds from the sale of debt securities were $406,047, $822,813, and $1,125,142 in 2013, 2012, and 2011, respectively. Proceeds from the sale of equity securities were $702, $2,945, and $96,280 in 2013, 2012 and 2011, respectively.

OTHER-THAN-TEMPORARY INVESTMENT IMPAIRMENTS

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its cost basis. When the fair value drops below the Company's cost, the Company monitors the security for OTTI impairment. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

   o   The existence of any plans to sell the investment security.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

   o   The extent to which fair value is less than book value.

   o The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

   o The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions.

   o The Company's intent and ability to retain the investment for a period of time sufficient to allow for an anticipated recovery in fair value.

   o The Company's ability to recover all amounts due according to the contractual terms of the agreements.

   o The Company's collateral position, in the case of bankruptcy or restructuring.

A debt security is considered other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company's anticipated holding period of the security. If a credit loss exists, but the Company does not intend to sell the impaired debt security and is not more likely than not to be required to sell before recovery, it is required to bifurcate the impairment into the loss that is attributable to credit and non-credit related loss. The credit portion of the OTTI is the difference between the present value of the expected future cash flows and amortized cost. Only the estimated credit loss amount is recognized in net realized investment gains (losses), with the remainder of the loss amount recognized in other comprehensive income (loss). If the Company intends to sell the security or if it is more likely than not that the Company will be required to sell before anticipated recovery in value, the Company records a realized loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered above its cost basis.

For securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property changes in value that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral.

For certain securitized financial assets with contractual cash flows, the Company is required to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a charge is recorded in net realized investment gains (losses) equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security's new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

A rollforward of the amount of the credit component of OTTI related to debt securities recognized in net income is presented in the following table:

-------------------------------------------------------------------------------------------------------------

                                                                     2013           2012           2011
-------------------------------------------------------------------------------------------------------------
Beginning balance of credit losses on debt securities
   at January 1                                                  $   (80,269)   $ (156,630)    $   (362,361)

Additions for credit impairments recognized on
   Securities not previously impaired                                   (458)      (21,633)         (27,488)
   Securities previously impaired                                    (20,821)      (22,380)         (23,841)
Reductions for credit impairments previously recognized
   Securities that matured or were sold during the period              6,857       105,975          257,060
   Securities with an increase in expected cash flows                  1,947        14,399                -
-------------------------------------------------------------------------------------------------------------

Ending balance at December 31                                    $  (92,744)    $  (80,269)    $   (156,630)
=============================================================================================================

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2013. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary as new facts emerge and a greater understanding of economic trends develops. Consistent with the Company's past practices, additional OTTI will be recorded as appropriate and as determined by the Company's regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table identifies the Company's net OTTI by type of investment as of December 31:

---------------------------------------------------------------------------------------------

                                                     2013           2012           2011
---------------------------------------------------------------------------------------------
Domestic corporate securities                    $          -   $    (26,409)  $     (7,595)
Foreign government securities                               -              -           (123)
Mortgage-backed securities
  Residential mortgage-backed
    Prime                                                (825)        (1,830)          (928)
    Alt-A                                              (2,014)        (3,987)       (12,551)
    Sub-prime                                            (277)        (2,091)       (11,621)
    Other                                                   -              -           (319)
  Commercial mortgage-backed                           (6,105)        (7,019)       (14,387)
Non-mortgage asset-backed securities
    Collateralized debt obligations                    (1,259)        (2,677)        (3,941)
---------------------------------------------------------------------------------------------
Total debt securities                                 (10,480)       (44,013)       (51,465)

Equity securities                                      (2,500)        (1,805)        (6,101)
Mortgage loans                                           (366)          (957)        (4,767)
Real estate                                              (180)          (417)             -
---------------------------------------------------------------------------------------------

Net OTTI recognized in operations                $    (13,526)  $    (47,192)  $    (62,333)
=============================================================================================

NET UNREALIZED INVESTMENT GAINS

The components of net unrealized investment gains included in accumulated other comprehensive income at December 31 were as follows:

---------------------------------------------------------------------------------------------

                                                     2013           2012           2011
---------------------------------------------------------------------------------------------
Debt securities                                  $    290,138   $     798,686  $    438,304
Equity securities                                      (2,056)         (1,250)       (2,031)
Derivatives                                             7,190           5,133         9,262
Deferred policy acquisition cost adjustments          (18,298)        (48,310)      (42,216)
Deferred income taxes                                 (97,076)       (270,553)     (143,649)
Other                                                  (6,247)          6,572        (5,375)
---------------------------------------------------------------------------------------------

Net unrealized investment gains                  $    173,651   $     490,278  $    254,295
=============================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Information regarding the Company's available for sale debt and equity securities with unrealized losses at December 31, 2013 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

------------------------------------------------------------------------------------------------------------------

                                  MONTHS IN UNREALIZED LOSS POSITION
                          -------------------------------------------------
                                 LESS THAN                   TWELVE
                               TWELVE MONTHS           MONTHS OR GREATER               TOTAL
------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                       UNREALIZED        FAIR      UNREALIZED                UNREALIZED    OTTI
                          FAIR VALUE      LOSS          VALUE         LOSS      FAIR VALUE      LOSS      LOSSES
------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES
U.S. government
  and agencies             $    9,884   $       163  $         -  $        -   $    9,884   $      163   $       -
States and political
  subdivisions                271,359        14,970        9,170       1,335      280,529        16,305          9
Foreign government
  securities                   15,891           487          569          31       16,460           518          -
Domestic corporate
  securities                  969,412        62,503       47,005       6,993    1,016,417        69,496         41
Mortgage-backed
  securities
     Residential
        mortgage-backed        34,055         1,425        6,224         754       40,279         2,179        882
     Commercial
        mortgage-backed       155,465         9,463        2,852          84      158,317         9,547        291
Asset backed non-
  mortgage-backed
  securities
     Collateralized debt
        obligations            10,499            8        24,477       7,555       34,976         7,563      5,631
     Other                    133,301        1,196         5,297         296      138,598         1,492         35
Foreign corporate
  securities                  414,429       26,615         7,091         971      421,520        27,586         13
------------------------------------------------------------------------------------------------------------------
Total of debt securities   $2,014,295   $  116,830   $   102,685  $   18,019   $2,116,980   $   134,849  $   6,902
==================================================================================================================
Equity securities          $   21,517   $    3,796   $     2,650  $      409   $   24,167   $     4,205  $      69
==================================================================================================================
Total                      $2,035,812   $  120,626   $   105,335  $   18,428   $2,141,147   $   139,054  $   6,971
==================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

At December 31, 2013, the Company owned 486 debt securities with a fair value of $2,116,980 in an unrealized investment loss position. Of these, 29, with a fair value of $102,685, have been in an unrealized loss position for twelve or more months. The $18,019 unrealized loss for debt securities with a loss period twelve months or greater represents a 14.9% price impairment. The price impairment on the remaining 457 debt securities is 5.5%. The total fair value of debt securities with unrealized losses at December 31, 2013 and which are rated "investment grade," is $2,017,687 or 95.3% of the total fair value. Total unrealized losses on investment grade debt securities were $120,894 at December 31, 2013. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

At December 31, 2013, the Company owned 33 equity securities with a fair value of $24,167 in an unrealized loss position. Of these, three have been in an unrealized loss position for more than 12 months. The aggregate severity of unrealized losses for these securities is 13.4% of cost.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Information regarding the Company's available for sale debt and equity securities with unrealized losses at December 31, 2012 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.


                                  MONTHS IN UNREALIZED LOSS POSITION
                           -----------------------------------------------
                                 LESS THAN                  TWELVE
                               TWELVE MONTHS           MONTHS OR GREATER            TOTAL
-----------------------------------------------------------------------------------------------------------------
                                                                                                       UNREALIZED
                             FAIR     UNREALIZED      FAIR      UNREALIZED     FAIR       UNREALIZED      OTTI
                            VALUE        LOSS         VALUE        LOSS        VALUE         LOSS        LOSSES
-----------------------------------------------------------------------------------------------------------------
DEBT SECURITIES
U.S. government
  and agencies             $  4,183     $    -      $      -      $     -     $  4,183      $     -     $     -
States and political
  subdivisions               20,080        638             -            -       20,080          638           -
Foreign government
  securities                 19,481        775             -            -       19,481          775           -
Domestic corporate
  securities                141,501      4,604        20,841        1,193      162,342        5,797           -
Mortgage-backed
  securities
    Residential
      mortgage-backed             -           -       20,035        4,114       20,035        4,114       4,114
    Commercial
      mortgage-backed             -           -       34,348       23,039       34,348       23,039      12,198
Asset backed non-
  mortgage-backed
  securities
    Collateralized debt
       obligations            4,968         32        26,604       21,401       31,572       21,433      13,259
    Other                    18,365         85        12,164          636       30,529          721           -
Foreign corporate
  securities                 24,336        462        16,163           68       40,499          530           -
---------------------------------------------------------------------------------------------------------------
Total of debt securities   $232,914     $6,596      $130,155      $50,451     $363,069      $57,047     $29,571
===============================================================================================================
Equity securities          $  6,839     $  233      $  2,817      $ 2,625     $  9,656      $ 2,858     $     -
===============================================================================================================
Total                      $239,753     $6,829      $132,972      $53,076     $372,725      $59,905     $29,571
===============================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

At December 31, 2012, the Company owned 103 debt securities with a fair value of $363,069 in an unrealized investment loss position. Of these, 41, with a fair value of $130,155, have been in an unrealized loss position for twelve or more months. The $50,451 unrealized loss for debt securities with a loss period twelve months or greater represents a 27.9% price impairment. The price impairment on the remaining 62 debt securities is 2.8%. The total fair value of debt securities with unrealized losses at December 31, 2012 and which are rated "investment grade," is $287,738 or 79.3% of the total fair value of all debt securities with unrealized losses at December 31, 2012.

At December 31, 2012, the Company owned 11 equity securities with a fair value of $9,656 in an unrealized loss position. Of these, three have been in an unrealized loss position for more than 12 months. The aggregate severity of unrealized losses for equity securities is 48.2% of cost.

INVESTMENT CREDIT RISK

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established exposure limits, diversification standards, and review procedures to mitigate credit risk.

DERIVATIVE FINANCIAL INSTRUMENTS

Consistent with its risk management strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; reduce interest rate risks of long-term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. See related disclosures in Note 2, Summary of Significant Accounting Policies - Derivative Financial Instruments, and Fair Value Measurement - Recurring Basis in Note 4.

Futures Contracts: Futures contracts ("futures") are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and recognized in net income. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness demonstrates an effective relationship. The ineffectiveness in a fair value hedge is calculated as the portion of the change in the fair value of hedging instrument that does not offset the change in the fair value of the hedged item.

The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive income. The amounts in accumulated other comprehensive income are reclassified into net income in the same periods during which the hedged forecasted transactions affect net income.

Foreign currency futures and equity futures that cannot be designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in net realized investment gains (losses).

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Cross Currency Swaps: Cross currency swaps represent the Company's agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive income to the extent it is effective. The amounts in accumulated other comprehensive income will be reclassified into net income in the same periods during which the hedged forecasted transactions affect net income. If the cross currency swaps were not deemed effective, the change in fair value of the cross currency swaps would be recorded in net realized investment gains (losses).

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The individual interest rate swap contracts normally provide for a single net payment to be made by one counterparty at each due date.

Certain interest rate swaps are designated as cash flow hedges. The Company assesses the effectiveness of cash flow hedges based on a comparison of the change in fair value of the actual swap to the change in fair value of a "perfect" hypothetical swap which has terms that identically match the critical terms of the hedged items. Accordingly, the fair value of the actual swap was recorded at fair value on the balance sheet and accumulated other comprehensive income was adjusted to the lesser of the change in the actual swap's fair value or the hypothetical swap's fair value. If the amount in accumulated other comprehensive income was limited to the hypothetical swap's fair value, the difference, representing ineffectiveness was recorded in net realized investment gains (losses). The amounts in accumulated other comprehensive income will be reclassified into net income in the same periods during which the cash flows associated with the hedged forecasted transactions affect net income. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment gains (losses) with no offset from the hedged items. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment gains (losses).

Certain interest rate swaps are designated as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment gains (losses) with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment gains (losses).

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment gains (losses).

Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time.

The Company purchases over-the-counter call and put options to mitigate the risk related to equity-indexed annuities and single premium deferred annuities.
These annuity contracts guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested primarily in fixed income securities. A portion of the premium is used to purchase

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

the call and put options to hedge the potential changes in interest credited to the customer as a direct result of the changes in the related indices.

In 2012 and 2011, the Company purchased over-the-counter put options to mitigate a portion of the risk of price decreases in commodities related to a portion of the crop revenue insurance guarantee contracts. The options were purchased in February and March of each year with expirations based on average commodity prices in August, September, October and November.

Historically, the Company issued market index certificates, equivalent to a written option. In return for the premium received, the Company agreed to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigated risk from these agreements by purchasing over-the-counter equity call options with identical terms.

The following table provides a summary of the fair value and notional amount of derivative financial instruments at December 31, 2013 and 2012. Derivative assets are included with other invested assets and derivative liabilities are included with accounts payable and other liabilities on the consolidated balance sheets.

========================================================================================================

                                                     2013                             2012
                                      ----------------------------------  ------------------------------
                                                    ESTIMATED FAIR VALUE            ESTIMATED FAIR VALUE
                                       NOTIONAL     --------------------  NOTIONAL  --------------------
                                        AMOUNT      ASSETS   LIABILITIES   AMOUNT    ASSETS  LIABILITIES
--------------------------------------------------------------------------------------------------------
Derivatives designated as
  hedging instruments
    Futures contracts                 $  59,412     $   161   $   (139)   $ 84,681   $   542   $   (449)
    Cross currency swaps                 27,989       1,135     (1,071)     27,989     1,296     (4,609)
    Interest rate swaps                 107,500         234     (5,695)    108,500         -    (24,640)
--------------------------------------------------------------------------------------------------------
Total derivatives designated
  as hedging instruments                194,901       1,530     (6,905)    221,170     1,838    (29,698)
--------------------------------------------------------------------------------------------------------
Derivatives not designated
  as hedging instruments
    Futures contracts                    66,327           -     (2,813)    101,259         -     (1,318)
    Interest rate swaps                 250,000         480        (10)          -         -          -
    Purchased option contracts          629,479      76,494          -     549,190    40,836          -
    Written option contracts                  -           -    (49,417)         62         -    (20,864)
--------------------------------------------------------------------------------------------------------
Total derivatives not designated
  as hedging instruments                 945,806     76,974    (52,240)    650,511    40,836    (22,182)
--------------------------------------------------------------------------------------------------------
Total derivative financial
  instruments                         $1,140,707    $78,504   $(59,145)   $871,681   $42,674   $(51,880)
========================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table provides the statement of comprehensive income classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding embedded derivatives, and the offset of the hedged item in an effective hedge for the years ended December 31:

====================================================================================================

                                                                      2013        2012       2011
----------------------------------------------------------------------------------------------------
Net investment income, reclassified from
   accumulated other comprehensive income
      Interest rate swaps, cash flow hedge                          $    149    $    439    $    740
----------------------------------------------------------------------------------------------------
Total reclassified to net investment income                              149         439         740
----------------------------------------------------------------------------------------------------
Net realized investment gains (losses)
   Currency futures, fair value hedge                                  4,413      (1,061)        729
   Currency futures, ineffectiveness in hedge                             82         (48)        (34)
   Currency futures, undesignated                                       (233)     (3,779)     (3,189)
   Credit default swap, undesignated                                       -           -          49
   Put options, undesignated                                               -      (5,295)     (8,132)
   Equity futures, undesignated                                      (21,053)    (15,139)       (629)
   Interest rate swaps, fair value hedge                              19,179       2,917     (27,547)
   Interest rate swaps, cash flow hedge                                    -       1,501         954
   Interest rate swaps, undesignated                                    (441)          -           -
   Equity options, undesignated, single premium deferred annuity       1,699           -           -
   Equity options, undesignated                                       25,441      11,267      (3,392)
----------------------------------------------------------------------------------------------------

Total net realized investment gains (losses) on derivatives            29,087     (9,637)    (41,191)
----------------------------------------------------------------------------------------------------
Accumulated other comprehensive income (loss)
   Currency futures, net investment hedge                             (1,171)       (370)      1,161
   Cross currency swaps, cash flow hedge                               3,377      (1,819)       (295)
----------------------------------------------------------------------------------------------------
Total accumulated other comprehensive
   income (loss) on derivatives                                        2,206      (2,189)        866
----------------------------------------------------------------------------------------------------
Total derivative impact                                             $ 31,442    $(11,387)   $(39,585)
====================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table presents the components of accumulated other comprehensive income, before income tax, related to cash flow hedges as of December 31:

====================================================================================================

                                                                      2013        2012       2011
----------------------------------------------------------------------------------------------------
Unrealized gain on derivatives included in accumulated
   other comprehensive loss as of January 1                         $5,133      $ 9,262     $10,090
Gains (losses) deferred in accumulated other comprehensive
   income on the effective portion of cash flow hedges               2,206       (2,189)        866
Amounts reclassified to net investment income and
   net realized investment (losses)                                   (149)      (1,940)     (1,694)
---------------------------------------------------------------------------------------------------

Unrealized gain on derivatives included in accumulated
   other comprehensive income as of December 31                     $7,190      $ 5,133     $ 9,262
===================================================================================================

The Company estimates that $149 will be reclassified in 2014 from accumulated other comprehensive income to net investment income as contractual cash flows on cross currency swaps are settled and from cash flows on interest rate swaps designated as cash flow hedges that were terminated in 2013. The Company is hedging its exposure to the variability in future cash flows for a maximum of six years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and, in the opinion of management, have low counterparty risk.

EMBEDDED DERIVATIVES

The Company issues products that contain embedded derivatives including equity-indexed annuities and guarantees contained in variable annuity policies and single premium deferred annuities. Such embedded derivatives are required to be separated from their host contracts and accounted for at fair value. The following table presents the fair value of embedded derivatives, which are reported as part of policyholder account balances in the consolidated balance sheets, as of December 31:

==================================================================

                                            2013            2012
------------------------------------------------------------------
Equity-indexed annuities                  $83,256         $ 76,984
Single premium deferred annuities           8,652                -
Guarantees on variable annuities           (7,945)          23,316
------------------------------------------------------------------

Total embedded derivatives                $83,963         $100,300
==================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The increase (decrease) in fair value related to embedded derivatives was ($21,675), $12,018, and $30,509 for the years ended December 31, 2013, 2012, and
2011, respectively, and was recorded within net realized investment gains (losses).

ASSET RESTRICTIONS

At December 31, 2013 and 2012, $39,095 and $41,193 of securities were held in trust, securing an agreement to provide, under certain circumstances, capital support to an unconsolidated affiliate. See Note 13, Commitments and Contingencies--Capital Support Agreement, for further description of this arrangement.

At December 31, 2013, $86,661 of securities were restricted from corporate use related to the single premium deferred annuity product.

SECURITIES ON DEPOSIT/ASSETS DESIGNATED

Iowa law requires that assets equal to a life insurer's "legal reserve" must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2013 and 2012, bonds and notes, mortgage loans, policy loans and cash with a carrying value of $8,154,769 and $8,285,948, respectively, were accordingly designated for Iowa. Other regulatory jurisdictions require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $32,548 and $44,171 were on deposit as of December 31, 2013 and 2012, respectively.

NOTE 4: FAIR VALUE

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than investment-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements.

VALUATION HIERARCHY

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

    o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

    o Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

    o Level 3: One or more significant inputs are unobservable and reflect the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company's assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company's estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

VALUATION PROCESS

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that the Company's assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company's processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company's investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

TRANSFERS BETWEEN LEVELS

There were no transfers between Level 1 and Level 2 during the years ended December 31, 2013 or 2012. There were two transfers totaling $10,025 into Level 2 from Level 3 and one transfer totaling $202 into Level 3 from Level 2 during the year ended December 31, 2013. There was one transfer totaling $5,853 into Level 2 from Level 3 and 13 transfers totaling $72,540 into Level 3 from Level 2 during the year ended December 31, 2012. The 2013 transfers into Level 2 were other structured securities. The transfer into Level 3 was an equity security. The 2012 transfer into Level 2 was a domestic corporate security. The transfers into Level 3 were commercial mortgage securities and one foreign corporate security. For both years, the transfers into Level 2 occurred due to a change from a model using one or more significant inputs that were unobservable to a model using all

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

significant inputs that were observable and the transfers into Level 3 were related to changes in models using all significant inputs that were observable to models using one or more significant inputs that were unobservable.

FAIR VALUE MEASUREMENT - RECURRING BASIS

The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2013.

===============================================================================================

ASSETS, AT FAIR VALUE                          LEVEL 1      LEVEL 2      LEVEL 3       TOTAL
-----------------------------------------------------------------------------------------------
Cash equivalents(1)                            $154,168   $         -    $      -   $   154,168
Debt securities
   U.S. government and agencies                  51,771             -           -        51,771
   States and political subdivisions                  -       822,031           -       822,031
   Foreign government securities                      -        43,192           -        43,192
   Domestic corporate securities                      -     4,326,842      26,337     4,353,179
   Mortgage-backed securities
      Residential mortgage-backed                     -       388,697     136,442       525,139
      Commercial mortgage-backed                      -       456,274      92,797       549,071
   Collateralized debt obligations                    -        15,000      41,550        56,550
   Other structured securities                        -       223,984      59,242       283,226
   Foreign corporate securities                       -     1,640,167       5,194     1,645,361
-----------------------------------------------------------------------------------------------
      Total debt securities                      51,771     7,916,187     361,562     8,329,520

Equity securities                                     -        34,489      18,659        53,148
Short-term investments                              988             -           -           988
Student loans                                         -             -      19,046        19,046
Derivative assets                                   161        78,343           -        78,504
Separate account assets                               -     4,632,123           -     4,632,123
-----------------------------------------------------------------------------------------------
   Total assets                                $207,088   $12,661,142    $399,267   $13,267,497
===============================================================================================

===============================================================================================

LIABILITIES, AT FAIR VALUE                     LEVEL 1      LEVEL 2      LEVEL 3       TOTAL
-----------------------------------------------------------------------------------------------
Derivative liabilities                         $  2,951   $     56,194   $      -   $    59,145
Derivatives embedded in
   annuity contracts                                  -              -     83,963        83,963
-----------------------------------------------------------------------------------------------

   Total liabilities                           $  2,951   $     56,194   $ 83,963   $   143,108
===============================================================================================

(1)Excludes cash of $171,481 that is not subject to fair value accounting.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2012.

===============================================================================================

ASSETS, AT FAIR VALUE                          LEVEL 1      LEVEL 2      LEVEL 3       TOTAL
-----------------------------------------------------------------------------------------------
Cash equivalents(1)                            $105,325   $         -    $      -   $   105,325
Debt securities
   U.S. government and agencies                  54,273         5,100           -        59,373
   States and political subdivisions                  -       761,316           -       761,316
   Foreign government securities                      -        65,471           -        65,471
   Domestic corporate securities                      -     4,486,904      22,294     4,509,198
   Mortgage-backed securities
      Residential mortgage-backed                     -       504,888     169,679       674,567
      Commercial mortgage-backed                      -       487,760      99,375       587,135
   Collateralized debt obligations                    -        14,892      40,504        55,396
   Other structured securities                        -       136,767      10,025       146,792
   Foreign corporate securities                       -     1,649,318       6,107     1,655,425
-----------------------------------------------------------------------------------------------
      Total debt securities                      54,273     8,112,416     347,984     8,514,673

Equity securities                                     -        22,549      17,669        40,218
Short-term investments                              988         1,016           -         2,004
Student loans                                         -             -      19,751        19,751
Derivative assets                                   542        42,132           -        42,674
Separate account assets                               -     4,345,841           -     4,345,841
-----------------------------------------------------------------------------------------------
   Total assets                                $161,128   $12,523,954    $385,404   $13,070,486
===============================================================================================

===============================================================================================

LIABILITIES, AT FAIR VALUE                     LEVEL 1      LEVEL 2      LEVEL 3       TOTAL
-----------------------------------------------------------------------------------------------
Derivative liabilities                         $  1,767   $    50,113    $      -   $    51,880
Derivatives embedded in
   annuity contracts                                  -             -     100,300       100,300
-----------------------------------------------------------------------------------------------
   Total liabilities                           $  1,767   $    50,113    $100,300   $   152,180
===============================================================================================

(1)Excludes cash of $333,290 that is not subject to fair value accounting.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

CHANGES IN FAIR VALUE MEASUREMENT

The following table sets forth the fair values of assets and liabilities classified as Level 3 within the fair value hierarchy at December 31, 2013:

==========================================================================================================================

                                                  TOTAL REALIZED/UNREALIZED
                                                   GAIN (LOSS) INCLUDED IN:
                                                  --------------------------
                                                                                   NET          TRANSFER
                                      BALANCE                       OTHER       PURCHASES,        INTO          BALANCE
                                      JANUARY                   COMPREHENSIVE  (SALES) AND      (OUT OF)        DECEMBER
                                      1, 2013      EARNINGS(1)      INCOME     (MATURITIES)      LEVEL 3       31, 2013(2)
--------------------------------------------------------------------------------------------------------------------------
Debt securities
   Domestic corporate securities      $ 22,294      $    781       $  (484)      $  3,746        $      -        $ 26,337
   Mortgage-backed securities
      Residential mortgage-backed      169,679         1,567         3,981        (38,785)              -         136,442
      Commercial mortgage-backed        99,375        (7,099)       21,559        (21,038)              -          92,797
   Collateralized debt obligations      40,504           255        13,364        (12,573)              -          41,550
   Other structured securities          10,025           278          (104)        59,068         (10,025)         59,242
   Foreign corporate securities          6,107            -            (47)          (866)              -           5,194
--------------------------------------------------------------------------------------------------------------------------
      Total debt securities            347,984        (4,218)       38,269        (10,448)        (10,025)        361,562

Equity securities                       17,669        (2,355)        2,997            146             202          18,659
Student loans                           19,751           141             -           (846)              -          19,046
--------------------------------------------------------------------------------------------------------------------------
   Total assets                       $385,404      $ (6,432)      $41,266       $(11,148)       $ (9,823)       $399,267
==========================================================================================================================

Derivatives embedded
   in annuity contracts               $100,300      $(16,337)      $     -       $      -        $      -        $ 83,963
--------------------------------------------------------------------------------------------------------------------------
   Total liabilities                  $100,300      $(16,337)      $     -       $      -        $      -        $ 83,963
==========================================================================================================================

(1) Included in net income is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no significant unrealized gains (losses) for the period included in net income attributable to the fair value relating to assets and liabilities classified as Level 3 that are still held at December 31, 2013.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2013.

=====================================================================================================================

                                                                                                       NET PURCHASES,
                                                                                                        (SALES) AND
                                                                  PURCHASES     SALES     MATURITIES    (MATURITIES)
---------------------------------------------------------------------------------------------------------------------
Debt securities
   Domestic corporate securities                                   $13,226     $   997      $ 8,483       $  3,746
   Mortgage-backed securities
      Residential mortgage-backed                                        -           -       38,785        (38,785)
      Commercial mortgage-backed                                     4,935       8,407       17,566        (21,038)
   Collateralized debt obligations                                     481           -       13,054        (12,573)
   Other structured securities                                      59,068           -            -         59,068
   Foreign corporate securities                                        799           -        1,665           (866)
---------------------------------------------------------------------------------------------------------------------
      Total debt securities                                         78,509       9,404       79,553        (10,448)

Equity securities                                                      833         687             -           146
Student loans                                                            -         846             -          (846)
---------------------------------------------------------------------------------------------------------------------
   Total assets                                                    $79,342     $10,937      $79,553       $(11,148)
=====================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table sets forth the fair values of assets and liabilities classified as Level 3 within the fair value hierarchy at December 31, 2012:

==========================================================================================================================

                                                  TOTAL REALIZED/UNREALIZED
                                                   GAIN (LOSS) INCLUDED IN:
                                                  --------------------------
                                                                                   NET          TRANSFER
                                      BALANCE                       OTHER       PURCHASES,        INTO          BALANCE
                                      JANUARY                   COMPREHENSIVE  (SALES) AND      (OUT OF)        DECEMBER
                                      1, 2013      EARNINGS(1)      INCOME     (MATURITIES)      LEVEL 3       31, 2013(2)
--------------------------------------------------------------------------------------------------------------------------
Debt securities
   Domestic corporate securities      $ 62,435      $(12,881)      $ 5,620       $(27,027)       $(5,853)        $ 22,294
   Mortgage-backed securities
      Residential mortgage-backed      197,589        (5,003)       16,670        (39,577)             -          169,679
      Commercial mortgage-backed        21,986        (6,791)       11,355          6,392         66,433           99,375
   Collateralized debt obligations      31,700        (2,017)       13,236         (2,415)             -           40,504
   Other structured securities               -             -             -         10,025              -           10,025
   Foreign corporate securities          4,704          (797)        1,251         (5,158)         6,107            6,107
--------------------------------------------------------------------------------------------------------------------------
      Total debt securities            318,414       (27,489)       48,132        (57,760)        66,687          347,984

Equity securities                       21,799          (705)         (139)        (3,286)             -           17,669
Student loans                           19,989          (537)            -            299              -           19,751
--------------------------------------------------------------------------------------------------------------------------
   Total assets                       $360,202      $(28,731)     $ 47,993       $(60,747)       $66,687         $385,404
==========================================================================================================================

Derivatives embedded
   in annuity contracts               $ 88,282      $ 12,018      $      -       $      -        $     -         $100,300
--------------------------------------------------------------------------------------------------------------------------
   Total liabilities                  $ 88,282      $ 12,018      $      -       $      -        $     -         $100,300
==========================================================================================================================

(1) Included in net income is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no significant unrealized gains (losses) for the period included in net income attributable to the fair value relating to assets and liabilities classified as Level 3 that are still held at December 31, 2012.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2012.

=====================================================================================================================

                                                                                                       NET PURCHASES,
                                                                                                        (SALES) AND
                                                                  PURCHASES     SALES     MATURITIES    (MATURITIES)
---------------------------------------------------------------------------------------------------------------------
Debt securities
   Domestic corporate securities                                   $ 3,056     $1,549       $28,534       $(27,027)
   Mortgage-backed securities:
      Residential mortgage-backed                                        -          -        39,577        (39,577)
      Commercial mortgage-backed                                    12,403          -         6,011          6,392
   Collateralized debt obligations                                     598      2,166           847         (2,415)
   Other structured securities                                      10,025          -             -         10,025
   Foreign corporate securities                                        135          -         5,293         (5,158)
---------------------------------------------------------------------------------------------------------------------
      Total debt securities                                         26,217      3,715        80,262        (57,760)

Equity securities                                                        -        640         2,646         (3,286)
Student loans                                                            -          -          (299)           299
---------------------------------------------------------------------------------------------------------------------
   Total assets                                                    $26,217     $4,355       $82,609       $(60,747)
=====================================================================================================================

DETERMINATION OF FAIR VALUES

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------

Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

For all other Level 1 measurements, valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

U.S. government and agencies: Consists of U.S. Treasury securities and debentures (non-mortgage-backed securities/asset-backed securities) issued by agencies of the U.S. government.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities.

Derivative assets and liabilities: Consists of exchange traded derivatives (primarily futures and options) that are actively traded.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Level 2 Measurements
--------------------

U.S. government and agencies: Certain U.S. Treasury securities and debentures issued by agencies of the U.S. government are valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

States and political subdivisions: Consists of municipal general obligation and revenue bonds for which pricing is determined based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and comparable trades in the municipal bond markets.

Foreign government securities: Consists primarily of Canadian and Australian sovereign and provincial debentures. Valued based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Domestic corporate securities: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Commercial mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Collateralized debt obligations and other structured securities: Valued based on observable inputs including quoted prices for identical or similar assets in markets that are not active.

Foreign corporate securities: Valued based on observable inputs such as the applicable, country-specific market yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - preferred stock: Consists of U.S. and Canadian preferred stocks; preferred stock valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Short-term investments: Consists of U.S. Treasury securities and short-term debt securities; valuation is based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Derivative assets and liabilities: Consists of derivatives such as interest-rate swaps, currency forwards, and other over the counter derivatives. Valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

Separate account assets: Consists of mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee.

For the majority of assets classified as Level 2 investments, the Company values the assets using third-party pricing sources corroborated by quoted prices for similar assets in markets that are active and observable market data. A portion of the domestic and corporate securities fair value is determined using matrix pricing.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Level 3 Measurements
--------------------

Most of the Company's financial instruments classified as Level 3 include less liquid securities such as mortgage-backed securities, certain domestic and foreign corporate securities and other equity securities, collateralized debt obligations, and derivatives embedded in annuity contracts.

Domestic corporate securities, foreign corporate securities, and equity securities: Consists primarily of private equity investments that are valued using internal appraisals that rely on information obtained from general partners of the private equity investments. The Company also owns within domestic corporate securities, tax advantage and other notes, which are valued using internal models.

Mortgage-backed securities (residential and commercial), collateralized debt obligations, and other structured securities: Valuations are obtained from independent, third-party pricing sources, or to a lesser extent, internal models. The Company does not have access to the significant unobservable inputs used to price these securities due to the lack of transparency in the process used by third parties to develop prices for these investments. The Company believes however, the types of inputs third parties may use would likely be similar to those used to price securities for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and counterparty credit spreads.

Student loans: Valuation is determined using internal models based on discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. In addition, the Company makes assumptions regarding default rate, prepayment rate and credit spreads. Loans with similar characteristics are aggregated for purposes of the calculations. The unobservable inputs are default and prepayment rates. However, these rates have a nominal impact on fair value. Increases in these unobservable inputs, in isolation, will generally have an inverse correlation with the fair value measurement.

Derivatives embedded in annuity contracts: Valuation is determined using internal models. The Company offered certain variable annuity products with guaranteed minimum benefit riders. The riders include guaranteed minimum withdrawal benefit ("GMWB") riders and guaranteed minimum accumulation benefit ("GMAB") riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract. Equity-indexed and single premium deferred annuities also contain embedded derivatives, the option is related to the performance of a stock index.

The fair value of GMWB and GMAB embedded derivatives is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The Company projects cash flows from the derivatives under multiple capital market scenarios using observable risk free rates then includes an adjustment for the Company's own credit and risk margins for non-capital market inputs.

In estimating the fair value of the embedded derivative of the equity-indexed annuity and single premium deferred annuity, the Company attributes a present value to the embedded derivative equal to the discounted sum of the excess cash flows of the index related fund value over the minimum guaranteed fund value. The current year portion of the embedded derivative is adjusted for known market conditions. The discount factor at which the embedded derivative is valued contains an adjustment for the Company's own credit and risk margins for unobservable non-capital market inputs.

The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability.

These derivatives may be more costly than expected in volatile or declining equity markets. Changes in market conditions include, but are not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates. Changes in fair value may be impacted by changes in the Company's own credit standing. Lastly, changes in actuarial assumptions regarding policyholder behavior and risk margins related to

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

non-capital market inputs may result in significant fluctuations in the fair value of the derivatives that could materially affect net income.

The following table presents information about significant unobservable inputs used in Level 3 embedded derivative liabilities measured at fair value developed by internal models as of December 31, 2013 and 2012:

===========================================================================================================================

         PREDOMINANT                  SIGNIFICANT                       RANGE OF VALUES - UNOBSERVABLE INPUT
      VALUATION METHOD             UNOBSERVABLE INPUT                   2013                            2012
---------------------------------------------------------------------------------------------------------------------------
GUARANTEES ON VARIABLE ANNUITIES
--------------------------------
      Stochastic modeling        Lapse rates, including        0% to 44%                        0% to 30%
                                    risk margin
                                 ------------------------------------------------------------------------------------------
                                 Company's own
                                    credit margin              133 - 183 basis points add       199 - 282 basis points
                                                               on to discount rate              add on to discount rate
---------------------------------------------------------------------------------------------------------------------------
EQUITY-INDEXED ANNUITIES
---------------------------------------------------------------------------------------------------------------------------
      Discounted cash flow       Lapse rates                   2% to 15% with an excess         2% to 15% with an
                                                               lapse rate at the end of the     excess lapse rate at the
                                                               index period of 46%.             end of the index period of
                                 ------------------------------------------------------------------------------------------
                                 Company's own credit
                                    and risk margin            83 - 133 basis points add on     199 - 282 basis points
                                                               to discount rate                 add on to discount rate
---------------------------------------------------------------------------------------------------------------------------
SINGLE PREMIUM DEFERRED ANNUITIES
---------------------------------------------------------------------------------------------------------------------------
      Discounted cash flow       Lapse rates                   2% to 15% with an excess
                                                               lapse rate at the end of the     N/A
                                                               index period of 58%
                                 ------------------------------------------------------------------------------------------
                                 Company's own credit
                                    and risk margin            83 - 133 basis points add on     N/A
                                                               to discount rate
===========================================================================================================================

FAIR VALUE MEASUREMENTS FOR FINANCIAL INSTRUMENTS NOT REPORTED AT FAIR VALUE

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments which are not recorded at fair value on a recurring basis for which it is practicable to estimate that value.

The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

Mortgage loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Policy loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Notes receivable: The fair values for notes receivable are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Federal Home Loan Bank restricted stock: The Company holds FHLB restricted stock in connection with a contractual arrangement with the Federal Home Loan Bank of Des Moines. FHLB restricted stock is bought and sold at par, and is carried at cost, which represents redemption value.

Cash: The carrying amount approximates its fair value due to its short term nature.

Investment-type contracts: Investment-type contracts include group and individual annuity contracts and deposit-type contracts in the general account. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end swap curve plus a spread equivalent to a cost of funds for insurance companies.

Notes and interest payable: The fair value for notes and interest payable is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate account liabilities: Separate account liabilities represent the account value owed to the contract holder which is equal to the segregated assets carried at fair value.

The carrying amounts and estimated fair values of the Company's financial instruments that are not measured at fair value on a recurring basis, at December 31 are as follows:

========================================================================================================================

                                                             2013                                      2012
                                                   ---------------------------------------------------------------------
                                                    CARRYING            ESTIMATED             CARRYING         ESTIMATED
                                                     AMOUNT            FAIR VALUE              AMOUNT         FAIR VALUE
------------------------------------------------------------------------------------------------------------------------
Financial instruments recorded as assets
   Mortgage loans                                  $1,378,374           $1,395,240           $1,160,648       $1,273,226
   Policy loans                                       103,020                  n/a              104,667              n/a
   Notes receivable                                     3,331                3,331                3,455            3,455
   Federal Home Loan Bank resticted stock              17,968               17,968               17,340           17,340
   Cash                                               171,481              171,481              333,290          333,290

Financial instruments recorded as liabilities
   Investment-type contracts                        4,948,480            4,806,691            5,010,243        5,045,422
   Notes and interest payable                         243,004              251,887              264,100          277,482
   Separate account liabilities                     4,632,123            4,632,123            4,345,841        4,345,841
========================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

FAIR VALUE OPTION AND STUDENT LOANS

The Company elected the fair value option with respect to all student loans to better reflect their economics.

The fair value and the aggregate unpaid principal balance of the Company's student loans for which the fair value option has been elected at December 31, 2013 and 2012 are as follows:

========================================================================================

                                                                        2013      2012
----------------------------------------------------------------------------------------
Loans at fair value and accrued interest outstanding(1)                $20,087   $21,152
Aggregate contractual principal and accrued interest outstanding        21,272    22,478
----------------------------------------------------------------------------------------
   Fair value adjustment                                               $(1,185)  $(1,326)
========================================================================================

(1) Fair value includes interest of $1,041 and $1,401, as of December 31, 2013 and 2012, respectively, included in accrued investment income on the consolidated balance sheets.

The change in the fair value of the loans is included in net realized investment gains (losses) in the accompanying consolidated statements of comprehensive income. Interest income is recorded on an accrual basis and is included in net investment income. The Company had $14,364 and $12,815 of loans at December 31, 2013 and 2012, respectively, that were in repayment status with less than $500 of loans greater than 90 days past due in both years.

NOTE 5: INCOME TAX

The Company and certain of its domestic subsidiaries are included in the consolidated federal income tax return filed by CMHC, the Company's ultimate parent. The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary's contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

INCOME TAX EXPENSE ON CONTINUING OPERATIONS

Income tax expense attributable to income from continuing operations for the years ended December 31 is as follows:

=====================================================================================================

                                                                        2013       2012       2011
-----------------------------------------------------------------------------------------------------
Current tax expense (benefit)                                          $ 8,602   $(14,403)  $(22,144)
Deferred tax expense                                                    60,388     50,167     49,386
-----------------------------------------------------------------------------------------------------
Total income tax expense on continuing operations                      $68,990   $ 35,764   $ 27,242
=====================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

RECONCILIATION TO U.S. TAX RATE

Income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income from continuing operations before income taxes and equity of unconsolidated affiliates due to the items listed in the following reconciliation:

=====================================================================================================

                                                                        2013      2012        2011
-----------------------------------------------------------------------------------------------------
Tax expense computed at federal corporate tax rate                     $80,046   $ 66,076   $ 40,715
Tax-exempt investment income                                            (5,354)    (4,267)    (4,452)
Income tax related to prior years                                       (8,388)   (23,751)   (10,216)
Dividends-received deduction                                            (3,919)    (2,938)    (3,065)
Meals and entertainment                                                    765      1,088        931
Foreign operations                                                        (782)      (215)       185
Accumulated other comprehensive income adjustments                       6,852          -          -
Other, net                                                                (230)      (229)     3,144
-----------------------------------------------------------------------------------------------------
Total income tax expense on continuing operations                      $68,990   $ 35,764   $ 27,242
=====================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2013 and 2012 are as follows:

==========================================================================================

                                                                         2013       2012
------------------------------------------------------------------------------------------
Deferred tax assets
   Policy liabilities and reserves                                     $104,793   $149,066
   Pension and other employee benefits                                   75,922     99,469
   Investments                                                                -     11,875
   Unearned revenue                                                      20,628     25,836
   Loss liabilities                                                      20,322     16,330
   Accrued expenses                                                      44,203     32,784
   Dividends payable to policyholders                                     7,820      7,397
   Foreign currency translation                                           3,429     12,005
   Loss carryforwards                                                     1,022      8,356
   Other                                                                  6,350      2,422
------------------------------------------------------------------------------------------
Gross deferred tax assets                                               284,489    365,540
------------------------------------------------------------------------------------------
Deferred tax liabilities
   Unrealized investment gains                                           97,076    270,553
   Investments                                                           11,687          -
   Deferred policy acquisition costs                                     97,300     94,386
   Deferred and uncollected premium                                      11,065     11,616
   Fixed assets and real estate                                          14,528     15,706
   Intangible assets                                                     24,511     25,373
   Undistributed net income of unconsolidated affiliates                 14,221     13,809
   Premium receivable                                                     3,564          -
   Other                                                                 12,667      9,530
------------------------------------------------------------------------------------------
Gross deferred tax liabilities                                          286,619    440,973
------------------------------------------------------------------------------------------
Net deferred tax liability                                             $ (2,130)  $(75,433)
==========================================================================================

VALUATION ALLOWANCE

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets as of December 31, 2013 and 2012, and based on that evaluation, the Company has determined it is more likely than not that all deferred tax assets as of December 31, 2013 and 2012 will be realized. Therefore, a valuation allowance was not established.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

OTHER TAX ITEMS

The Company had no capital loss carryforwards or related tax benefits as of December 31, 2013 and 2012. As of December 31, 2012, the Company had federal operating loss carryforwards of approximately $21,700, with related tax benefits of approximately $7,600. The Company had no federal operating loss carryforwards or related tax benefits as of December 31, 2013. As of December 31, 2013 and 2012, the Company had state operating loss carryforwards of approximately $24,600 and $18,100, respectively; the related tax benefits are approximately $1,022 and $700, respectively. These carryforwards expire in various years through 2033.

The Company generally does not provide U.S. deferred taxes or foreign withholding taxes on the undistributed earnings of its non-U.S. affiliates and associated companies since the earnings are intended to be reinvested indefinitely. The total amount of undistributed earnings for which such taxes have not been provided is approximately $25,756 and $20,148 as of December 31, 2013 and 2012, respectively. The amount of unrecognized deferred tax liability associated with these earnings is approximately $5,379 and $3,943 as of December 31, 2013 and 2012, respectively.

UNRECOGNIZED TAX BENEFITS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

==========================================================================================

                                                                         2013       2012
------------------------------------------------------------------------------------------
Balance at January 1                                                   $19,508    $ 42,534
   Additions based on tax positions related to the current year          5,266       6,009
   Additions for prior years' tax positions                                154         710
   Reductions for prior years' tax positions                              (914)    (22,291)
   Reductions for settlements                                                -      (7,430)
   Reductions for expiration of statutes                                     -         (24)
------------------------------------------------------------------------------------------
Balance at December 31                                                 $24,014    $ 19,508
==========================================================================================

Included in the balance of unrecognized tax benefits at December 31, 2013 and 2012 are $6,063 and $5,360, respectively, of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. Management does not anticipate a material change to the Company's uncertain tax positions during 2014.

The Company recognizes interest accrued related to unrecognized tax benefits as part of the income tax provision. During the years ended December 31, 2013, 2012, and 2011 the Company recognized approximately $615, ($15,654) and ($5,918) in interest and penalties, respectively. The Company had accrued $3,006 and $2,391 for the payment of interest and penalties at December 31, 2013 and 2012, respectively. These were recorded within income tax expense in the consolidated statements of comprehensive income.

The Company is included in consolidated income tax returns filed by CMHC. The Company also files income tax returns in various states and foreign jurisdictions. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2008.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 6: REINSURANCE

The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

=========================================================================================================

                                    2013                      2012                       2011
                           ------------------------------------------------------------------------------
                             LIFE &      PROPERTY &     LIFE &     PROPERTY &     LIFE &      PROPERTY &
                             HEALTH       CASUALTY      HEALTH      CASUALTY      HEALTH       CASUALTY
                           INSURANCE     INSURANCE    INSURANCE    INSURANCE     INSURANCE    INSURANCE
---------------------------------------------------------------------------------------------------------
Premiums
   Direct - written        $1,359,135    $  995,859   $1,301,486   $1,032,554    $1,228,848   $1,127,354
   Direct - change
      in unearned               6,102         3,902        1,642      (15,600)       (1,795)      (8,758)
---------------------------------------------------------------------------------------------------------
   Direct - earned          1,365,237       999,761    1,303,128    1,016,954     1,227,053    1,118,596

   Assumed - written            1,313       337,773        1,512      286,052         1,475      231,200
   Assumed - change
      in unearned                 (19)      (26,616)         (81)     (28,871)            -      (14,214)
---------------------------------------------------------------------------------------------------------
   Assumed - earned             1,294       311,157        1,431      257,181         1,475      216,986

   Ceded - written            (26,883)     (254,647)     (12,584)    (378,285)      (12,595)    (442,084)
   Ceded - change
      in unearned                (499)       (6,528)          36        2,658             2       11,521
---------------------------------------------------------------------------------------------------------
   Ceded - earned             (27,382)     (261,175)     (12,548)    (375,627)      (12,593)    (430,563)
---------------------------------------------------------------------------------------------------------

Premiums - written, net     1,333,565     1,078,985    1,290,414      940,321     1,217,728      916,470
Premiums - change
   in unearned, net             5,584       (29,242)       1,597      (41,813)       (1,793)     (11,451)
---------------------------------------------------------------------------------------------------------
Premiums - earned, net     $1,339,149    $1,049,743   $1,292,011   $  898,508    $1,215,935   $  905,019
=========================================================================================================

Claims, benefits and losses, and loss adjustment expenses incurred
   Direct                  $  882,903    $  871,684   $  882,676   $1,024,874    $  831,323   $1,401,073
   Assumed                        198       231,740          871      171,457           878      146,060
   Ceded                      (12,505)     (283,067)     (15,133)    (485,484)      (29,338)    (817,012)
---------------------------------------------------------------------------------------------------------

Claims, benefits
   and losses, net         $  870,596    $  820,357   $  868,414   $  710,847    $  802,863   $  730,121
=========================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The balance of reinsurance recoverables at December 31, 2013 and 2012 was $377,804 and $571,481, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risks. The Company evaluates the risks of collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. The aggregate recoverable balance of the four largest reinsurers was $332,300 or 88% at December 31, 2013 and for the three largest reinsurers was $454,599 or 79% at December 31, 2012. No other reinsurer accounts for more than 10% of the balance at December 31, 2013 and 2012. At December 31, 2013 and 2012 included among the balances from these reinsurers is $134,960 and $280,455, respectively, due from the FCIC related to a crop reinsurance contract with the FCIC, an entity of the Department of Agriculture of the U.S. government. Based on the Company's evaluation, a nominal allowance for uncollectible reinsurance balances was established at December 31, 2013 and 2012.

The Company has entered into modified coinsurance agreements, under the terms of which the risk of loss is not sufficiently transferred to the reinsurers. Accordingly, the agreements are accounted for using the deposit method of accounting. As part of the agreements, the Company is required to manage certain assets according to guidelines contained in the agreements. These assets provide the basis for investment income to be earned and paid to the reinsurers. The pool of assets was $516,226 and $522,887 as of December 31, 2013 and 2012, respectively, and is included in cash and investments in the consolidated balance sheets. Deposit liabilities were $401,620 and $375,533 as of December 31, 2013 and 2012 and are included in claim and policy benefit reserves - life and health in the consolidated balance sheets.

NOTE 7: DEFERRED POLICY ACQUISITION COSTS

A summary of the deferred policy acquisition costs ("DAC") deferred and amortized as of and for the year ended December 31, 2013 and 2012 is shown in the following table:

=====================================================================================================

                                                            2013                      2012
                                                   --------------------------------------------------
                                                     LIFE &      PROPERTY &     LIFE &     PROPERTY &
                                                     HEALTH       CASUALTY      HEALTH      CASUALTY
                                                   INSURANCE     INSURANCE    INSURANCE    INSURANCE
-----------------------------------------------------------------------------------------------------
Balance at beginning of year                       $ 354,197     $ 29,007     $ 367,710    $ 32,067
   Policy acquisition costs deferred                 238,706       73,108       221,679      59,544
   Policy acquisition costs amortized
      and adjustments for changes in
      life and health gross profit assumptions      (231,501)     (70,157)     (228,029)    (62,604)
   DAC effect of change in net unrealized
      gains on securities available for sale          20,983             -       (7,163)          -
-----------------------------------------------------------------------------------------------------
Balance at end of year                             $ 382,385     $ 31,958     $ 354,197    $ 29,007
=====================================================================================================

DEFERRED SALES INDUCEMENTS

The amount of sales inducements deferred was $3,788 and $4,685 at December 31, 2013, and 2012, respectively. Amortization of deferred sales inducements was $972, $779, and $1,275 for the years ended December 31, 2013, 2012, and 2011, respectively. Deferred sales inducements are included within other assets and receivables in the consolidated balance sheets.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 8: LIABILITY FOR CLAIM RESERVES

The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

===========================================================================================================

                                                             2013                         2012
                                                   --------------------------------------------------------
                                                  ACCIDENT AND   PROPERTY AND   ACCIDENT AND   PROPERTY AND
                                                     HEALTH        CASUALTY        HEALTH        CASUALTY
                                                   INSURANCE      INSURANCE      INSURANCE      INSURANCE
-----------------------------------------------------------------------------------------------------------
Balance as of January 1                            $414,856        $712,425       $408,702       $770,560
   Less experience refunds liability                 39,663          15,814         40,772         14,207
   Less reinsurance recoverables                      7,348         288,082          6,666        319,953
-----------------------------------------------------------------------------------------------------------
Net balance as of January 1                         367,845         408,529        361,264        436,400
-----------------------------------------------------------------------------------------------------------
Incurred, net of reinsurance
      recoverable, related to
   Current year                                     232,718         869,244        229,165        742,314
   Prior years                                      (17,918)        (48,887)         2,450        (31,467)
-----------------------------------------------------------------------------------------------------------
Total incurred                                      214,800         820,357        231,615        710,847
-----------------------------------------------------------------------------------------------------------
Paid, net of reinsurance
      recoverable related to
   Current year                                      77,792         603,975         74,875        588,324
   Prior years                                      140,841         177,365        150,159        150,394
-----------------------------------------------------------------------------------------------------------
Total paid                                          218,633         781,340        225,034        738,718
-----------------------------------------------------------------------------------------------------------
Net balance at December 31                          364,012         447,546        367,845        408,529
   Plus experience refunds liability                 38,534          14,943         39,663         15,814
   Plus reinsurance recoverables                      9,390         146,210          7,348        288,082
-----------------------------------------------------------------------------------------------------------
Balance at December 31                             $411,936        $608,699       $414,856       $712,425
===========================================================================================================

For accident and health products the liability for claim reserves from prior years decreased by $17,918 in 2013 and increased by $2,450 in 2012. For property and casualty products, the decrease was $48,887 and $31,467 in 2013 and 2012, respectively.

For accident and health products the 2013 decrease in prior year incurred losses primarily relates to favorable development in credit disability insurance.
There was minimal change in 2012. For property and casualty products, the 2013 decrease in prior years incurred losses primarily relates to favorable development on management professional liability reserves and favorable development on the December 31, 2012 crop reserves due to a lower than anticipated severity in crop losses. The 2012 decrease in prior years incurred losses primarily relates to favorable development on the December 31, 2011 crop reserves.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 9: BENEFIT PLANS

The Company has noncontributory defined benefit pension plans that cover most full time employees. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts that credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement ("non-represented employees") and September 1, 2005 for employees covered under a collective bargaining agreement ("represented employees"). Benefits vest according to plan schedules. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974.

Pursuant to a collective bargaining agreement ("the Agreement") executed on May 3, 2013, the Company will freeze the traditional formula portion of the pension plan for represented employees as of December 31, 2015. As a result of the Agreement, a $8,683 decrease in accrued pension and postretirement liability was recognized through accumulated other comprehensive income and is shown in the Net prior service (benefit) line in the table below. Effective August 1, 2009, the Company's Board adopted an amendment to freeze the traditional formula portion of the pension plan for non-represented employees. Employees retain the benefits they have accrued under the grandfathered plans as of the date of the freeze; however, no additional benefits will be accrued under the traditional formula. The Company continues to accrue future benefits for these employees under the cash balance formula.

The Company has postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. As of January 1, 2016, pursuant to the Agreement above, retirement medical subsidies will be eliminated for all future retirees who do not meet certain age, years of service and/or employment status criteria. As a result of the Agreement, a $1,113 decrease to accrued pension and postretirement liability was recognized on the consolidated balance sheets. This included a $1,204 curtailment gain recognized in operating and other expenses. Accumulated other comprehensive income also increased $91 as a result of the plan curtailment.

Effective December 31, 2013, the Company transferred the sponsorship of its qualified defined benefit pension plan for non-represented employees to CMFG, the Company's immediate parent. The transfer has no impact on the Company's obligations. The measurement date for all benefit plans is December 31.

Amounts recognized in accumulated other comprehensive income related to pension and other postretirement benefit plans as of December 31, 2013 and 2012 are as follows:

=========================================================================================================

                                                   PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
                                                ---------------------------------------------------------
                                                  2013          2012         2013                 2012
---------------------------------------------------------------------------------------------------------
Net prior service (benefit)                     $(20,380)     $(14,312)    $ (1,203)            $   (564)
Net actuarial (gain) loss                        200,104       252,192       (9,750)              (2,961)
---------------------------------------------------------------------------------------------------------
Total recognized in accumulated
   other comprehensive income, before tax        179,724       237,880      (10,953)              (3,525)
Tax expense (benefit)                            (62,387)      (82,474)       3,834                1,234
---------------------------------------------------------------------------------------------------------
Total recognized in accumulated
   other comprehensive income, net of tax       $117,337      $155,406     $ (7,119)            $ (2,291)
=========================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The estimated net actuarial loss and prior service (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2014 for the pension plans are $14,093 and ($2,850), respectively. The estimated net actuarial (gain) and prior service (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2014 for other postretirement benefits are ($379) and ($225), respectively.

The following table summarizes information about the plans at December 31:

=========================================================================================================

                                                   PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
                                                ---------------------------------------------------------
                                                  2013          2012         2013                 2012
---------------------------------------------------------------------------------------------------------
Fair value of plan assets                       $ 605,795     $ 649,258    $  8,218             $  8,467
Benefit obligation                               (731,232)     (817,124)    (58,321)             (64,977)
---------------------------------------------------------------------------------------------------------

Net liability recognized in the
   consolidated balance sheet                   $(125,437)    $(167,866)   $(50,103)            $(56,510)
=========================================================================================================

The following table provides information for the plans for the years ended December 31:

=================================================================================================================

                                                          PENSION BENEFITS          OTHER POSTRETIREMENT BENEFITS
                                                -----------------------------------------------------------------
                                                  2013          2012         2011    2013     2012          2011
-----------------------------------------------------------------------------------------------------------------
Employer contributions                          $ 2,440       $32,903      $62,423  $1,238     $  998      $1,085
Benefit payments                                 39,924        34,297       33,985   1,238        998       1,085
Net periodic benefit cost                        17,795        22,802       25,170   2,261      3,383       2,589
Curtailment gain                                      -             -            -   1,204          -           -
=================================================================================================================

The Company's accumulated benefit obligation for pension plans was $693,631 and $764,787 at December 31, 2013 and 2012, respectively.

ACTUARIAL ASSUMPTIONS

The Company's actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

=========================================================================================================

                                                   PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
                                                ---------------------------------------------------------
                                                  2013          2012         2013                 2012
---------------------------------------------------------------------------------------------------------
Discount rate                                     5.3%          4.3%          5.4%                 4.4%
Assumed rate of annual
   compensation increase                          4.4           4.4           4.8                  4.8
=========================================================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 6.7% reducing to 4.3% by 2083.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The Company's actuarial assumptions used to develop pension and other postretirement benefit expenses for the years ended December 31 were as follows:

=================================================================================================================

                                                          PENSION BENEFITS          OTHER POSTRETIREMENT BENEFITS
                                                -----------------------------------------------------------------
                                                  2013          2012         2011    2013     2012          2011
-----------------------------------------------------------------------------------------------------------------
Discount rate                                     4.3%          5.1%          5.5%    4.4%     5.0%         5.6%
Assumed rate of annual
   compensation increase                          4.4           4.4           4.1     4.8      4.8          4.2
Expected long-term
   rate of return on plan assets                  7.2           7.2           7.2     7.2      7.2          7.2
=================================================================================================================

In determining the discount rate for the year ended December 31, 2013, 2012, and 2011, the Company used a hypothetical bond portfolio of actual AA-rated securities matching the expected monthly benefits in the plans as the source for the discount rate. In determining the expected long-term rate of return on plan assets, the Company used the current investment allocation applied to a long-term historical indexed rate of return for these asset classes.

MEDICARE PART D SUBSIDY

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The effects of the subsidy are reflected in the measurement of the net periodic other postretirement benefit costs. The effect of the subsidy for 2013 was a reduction of the other postretirement benefit cost of $218 including $159 related to service cost and $240 related to interest cost. There was no impact related to recognized net actuarial losses in 2013. Comparable figures for the effect of the subsidy for 2012 was a reduction of the other postretirement benefit cost of $206 including $185 related to service cost, $260 related to interest cost and $240 related to recognized net actuarial loss. The subsidy reduced the 2013 accumulated benefit obligation for other postretirement benefits by $4,685, compared to $5,447 in 2012. The Company received subsidies of $42 in 2013 and 2012.

ESTIMATED FUTURE BENEFIT PAYMENTS

Estimated future benefit payments for the years ended December 31 are as follows:

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

===============================================================================

                                                           OTHER POSTRETIREMENT
                                       PENSION                    BENEFITS
                                      BENEFITS               INCLUDING SUBSIDY
-------------------------------------------------------------------------------
Estimated future benefit payments
   2014                               $ 42,999                    $ 2,007
   2015                                 43,572                      2,358
   2016                                 44,684                      2,714
   2017                                 46,106                      3,037
   2018                                 47,588                      3,418
   2019-2023                           255,236                     20,950
===============================================================================

The Company anticipates making a minimum contribution to the pension plans of approximately $60,000 in 2014 with future amounts to be determined based on future asset performance and liabilities. For other postretirement benefits, the employer contribution will be equivalent to the estimated 2014 benefits.

PENSION PLAN ASSETS

The Company's investment strategy is to achieve a mix of approximately 80 percent debt related exposure and 20 percent equity exposure. Equity securities primarily include investments in domestic large-cap and mid-cap mutual funds. Debt related securities primarily include investment grade corporate bond mutual funds. The Company limits its concentrations of risk by diversifying its plan assets through investment in funds rather than individual holdings. The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate risk.

The investment strategy is intended to match market asset movements with discount rate related liability changes as closely as possible. This strategy is intended to limit the range of contributions needed by the Company to maintain the plan at minimum funding levels.

The Company invests the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk.

The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect trends and portfolio manager expectations.

The fair value of the Company's pension plan assets by asset category at December 31, 2013 are presented in the following table.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

================================================================================

                                         LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
--------------------------------------------------------------------------------
Mutual funds with debt securities        $444,220   $    -    $     -   $444,220
Mutual funds with equity securities       103,649    8,921          -    112,570
Limited partnerships and other assets           -        -     35,514     35,514
Cash equivalents                           13,491        -          -     13,491
--------------------------------------------------------------------------------
   Total plan assets                     $561,360   $8,921    $35,514   $605,795
================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The fair value of the Company's pension plan assets by asset category at December 31, 2012 are presented in the following table.

================================================================================

                                         LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
--------------------------------------------------------------------------------
Mutual funds with debt securities        $482,723   $ 9,617   $     -   $492,340
Mutual funds with equity securities        92,140    21,902         -    114,042
Limited partnerships and other assets           -         -    27,630     27,630
Cash equivalents                           15,246         -         -     15,246
--------------------------------------------------------------------------------
   Total plan assets                     $590,109   $31,519   $27,630   $649,258
================================================================================

The Company's pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

================================================================================

                                                                     2013 TARGET
                                            2013         2012         ALLOCATION
--------------------------------------------------------------------------------
Mutual funds with debt securities           73.3%        75.8%           80.0%
Mutual funds with equity securities         18.6         17.6            20.0
Limited partnerships and other assets        5.9          4.3               -
Cash equivalents                             2.2          2.3               -
--------------------------------------------------------------------------------
   Total                                   100.0%       100.0%          100.0%
================================================================================

A summary of valuation techniques for classes of pension plan assets by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------

Mutual funds with debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Mutual funds with equity securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Cash equivalents: Consists of money market mutual funds that have daily quoted net asset values at which the Company could transact; valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements
--------------------

Mutual funds with debt securities: Consists of mutual funds where the valuation is based on observable inputs such as quoted net asset values for identical assets in markets that are not active.

Mutual funds with equity securities: Consists of mutual funds where the valuation is based on observable inputs such as quoted net asset values for identical assets in markets that are not active.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Level 3 Measurements
--------------------

Limited partnerships and other assets: Valuation of limited partnerships is based on the fair value of the partnership as determined by the general partner based on the underlying holdings.

The following table provides a rollforward of the fair values of assets classified as Level 3 within the fair value hierarchy at December 31, 2013 and 2012:

================================================================================

                                                            LIMITED PARTNERSHIPS
                                                              AND OTHER ASSETS
--------------------------------------------------------------------------------
Balance, January 1, 2012                                            $20,217
   Return on plan assets - held                                       3,073
   Return on plan assets - sold                                         247
   Purchases                                                          7,510
   Sales                                                             (3,417)
--------------------------------------------------------------------------------
Balance, December 31, 2012                                           27,630
   Return on plan assets - held                                       2,605
   Return on plan assets - sold                                         (97)
   Purchases                                                          9,233
   Sales                                                             (3,857)
--------------------------------------------------------------------------------
Balance, December 31, 2013                                          $35,514
================================================================================

OTHER POST-EMPLOYMENT BENEFITS

The Company has a plan to provide severance pay and continuation of certain life and health benefits during the severance period to qualifying inactive or former employees. The Company also provides certain life and health benefits to employees in disability status. The liability for these other post-employment benefits was $7,794 and $9,206 at December 31, 2013 and 2012, respectively.

DEFINED CONTRIBUTION PLANS

The Company sponsors thrift and savings plans, which cover substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based on certain criteria. The Company's contributions for the years ended December 31, 2013, 2012, and 2011 were $13,742, $14,197, and $12,910, respectively.

OTHER DEFERRED COMPENSATION PLANS

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $64,887 and $55,040 as of December 31, 2013 and 2012, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 10: STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

CMFG Life and its insurance company affiliates file statutory-basis financial statements with insurance regulatory authorities of the insurance companies' state of domicile ("Insurance Department"). Statutory surplus as of December 31, 2013 and 2012 and statutory basis net income (loss) for the years ended 2013, 2012 and 2011 for CMFG Life and its insurance affiliates is presented in the table below.

====================================================================================================================

                                                          STATUTORY                          STATUTORY BASIS
                                                           SURPLUS                          NET INCOME (LOSS)
                                                    2013            2012            2013          2012        2011
--------------------------------------------------------------------------------------------------------------------
CMFG Life Insurance Company(1)                   $1,553,485      $1,467,369       $101,909      $115,015    $ 80,589
CUMIS Insurance Society, Inc. and Subsidiary(2)     621,738         562,048         64,359        32,583      40,145
MEMBERS Life Insurance Company                       17,829          16,995         (1,562)        3,259      (1,885)
Producers Agriculture Insurance Company
   and Subsidiary(2)                                 52,762          59,310          7,077         6,271       5,518
CUMIS Vermont, Inc.(2)                               66,623         100,193        (31,035)      (23,949)    (18,305)
CMFG Life Vermont, Inc.*                             58,676          64,283         (5,090)       (1,101)          -
====================================================================================================================

* CMFG Life Vermont, Inc. was established during 2012.
(1) The 2012 statutory surplus and statutory basis net income amounts disclosed herein have been updated to reflect immaterial adjustments noted during the filing of the statutory basis financial statements. Such amounts increased by $9,359 and $18,000, respectively. These disclosure adjustments do not have a material effect on the Company's consolidated financial statements.
(2) The 2012 statutory surplus and statutory basis net income amounts disclosed herein have been updated to reflect immaterial adjustments noted during the filing of the statutory basis financial statements. These disclosure adjustments do not have a material effect on the Company's consolidated financial statements.

An Insurance Department has allowed CMFG Life to use an accounting practice which differs from prescribed statutory accounting practices (permitted practice). This permitted practice relates to the carrying value of mortgage insurance affiliates. The use of this permitted practice increased reported statutory surplus by $15,521 and $20,521 as of December 31, 2013 and 2012, respectively.

CMFG Life and its insurance subsidiaries are subject to statutory regulations as to the payment of dividends. CMFG Life, along with its wholly-owned subsidiaries, CUMIS Insurance Society, Inc. and subsidiary ("CUMIS"), and MEMBERS Life Insurance Company, are domiciled in Iowa and, based on statutory regulations, could pay dividends up to $155,348, $62,174, and $1,783, respectively, during 2014, without prior approval of the Insurance Department. Producers Agriculture Insurance Company and subsidiary ("PAIC") is a wholly-owned subsidiary of CMFG Life domiciled in Texas and based on statutory regulations, could pay dividends up to $7,090 during 2014, without prior approval of the Texas Insurance Department. In both Iowa and Texas, dividends in excess of these amounts are classified as Extraordinary Dividends, and require approval by the Insurance Department prior to payment. All dividends for CUMIS Vermont, Inc. and CMFG Life Vermont, Inc., domiciled in Vermont, require approval by the Vermont Insurance Department.

Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2013, CMFG Life and its insurance subsidiaries' adjusted surplus exceeded the minimum requirements. CMFG Life Vermont, Inc. and CUMIS Vermont, Inc. are regulated as captive insurers and are not subject to RBC rules.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 11: NOTES AND INTEREST PAYABLE

The following table provides the details of notes and interest payable and capital lease obligations at December 31:

========================================================================================================

                                                                             2013                 2012
--------------------------------------------------------------------------------------------------------
CMFG Life Insurance Company
   Surplus notes                                                           $ 88,010            $  88,010
   Line of credit - Federal Home Loan Bank                                  150,073              121,082
   Loan participation                                                         4,921                    -

Producers Agriculture Insurance Company
   Line of credit - JP Morgan Chase Bank                                          -               55,008
--------------------------------------------------------------------------------------------------------
Total notes and interest payable                                            243,004              264,100
--------------------------------------------------------------------------------------------------------
Capital lease obligations                                                    41,793               48,812
--------------------------------------------------------------------------------------------------------
Total notes and interest payable and capital lease obligations             $284,797            $ 312,912
========================================================================================================

CMFG LIFE INSURANCE COMPANY - SURPLUS NOTES

The 8.5% surplus notes, issued in 2010, are due July 2030. Interest on the notes is payable semi-annually. The surplus notes are subordinated, unsecured obligations of the Company, ranking subordinate to the claims of policyholders and all other creditors. The Company may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to the applicable insurance regulatory authority and received approval to make any such payment. A request for payment of interest due January 2014 was approved by the applicable insurance regulatory authority. Beginning on July 31, 2020, and continuing annually thereafter until July 2030, scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. The Company is required to comply with certain financial covenants including maintenance of a minimum statutory risk-based capital ratio and minimum total adjusted statutory capital level. At December 31, 2013, the Company was in compliance with these covenants.

CMFG LIFE INSURANCE COMPANY - LINE OF CREDIT - FEDERAL HOME LOAN BANK

The Company has additional borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines ("FHLB") that were entered into in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company is entitled to borrow from the FHLB if the Company purchases FHLB restricted stock and provides securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company's FHLB stock ownership, with an overall limitation based on 30% of the Company's statutory assets. Interest on borrowings was calculated daily at floating rates that ranged from 0.20% to 0.35% in 2013 and 0.24% to 0.38% in 2012. Payments are due on the line of credit at various dates through 2014 with options of renewal available. As of December 31, 2013 and 2012, the Company owned $17,968 and $17,340 of FHLB restricted common stock, respectively. The Company had $153,524 and $145,767 of pledged securities at December 31, 2013 and 2012, respectively.

CMFG LIFE INSURANCE COMPANY - LOAN PARTICIPATION

In 2013, the Company sold an interest in a mortgage loan to an unaffiliated entity. The Company's ongoing participation with the interest sold includes providing certain management and administrative services, including appointing and delegating the loan servicer.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The interest sold is included in mortgage loans within the consolidated balance sheets. The cash flows relate to interest and principal payments received from the borrower on the original mortgage loan, less servicing fees and are paid to the counterparty in accordance with the terms of the underlying agreement. Notwithstanding this accounting treatment, the mortgage loan asset that collateralizes the note payable supplies the cash flow to pay principal and interest to the note holder, and the interest in the mortgage loan sold is not available to general creditors of the Company.

CUNA MUTUAL FINANCIAL GROUP, INC. - LINE OF CREDIT - JP MORGAN CHASE BANK

CMFG Life entered into a $200,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank and other lenders in 2010. In June 2012 the facility was renewed with borrowing capacity of $300,000 and reassigned to the CMFG Life's parent company, CMFG. CMFG Life and other subsidiaries, including CUMIS Insurance Society, Inc. ("CUMIS"), were designated as borrowers under the new agreement. Under the original facility, a fee was assessed on the unused committed principal ranging from 0.20% to 0.35% per year. The unused fee was determined based on CMFG Life's debt to capital ratio and was assessed at 0.25% at December 31, 2011. Under the revised facility, the unused fee was assessed at 0.20% at December 31, 2013 and 2012, and the fee is now paid by CMFG. Under the original agreement interest amounts were calculated based on certain benchmark interest rates. Under the new facility, interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.375% to 1.75% based on CMFG's debt to capital ratio. CMFG is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory risk-based capital ratios. CMFG, CMFG Life, and CUMIS were in compliance with these covenants at December 31, 2013. As of December 31, 2013 and 2012, there were no outstanding borrowings under the JP Morgan facility. The credit facility expires in June 2016. CMFG designated up to $95,000 from the line of credit to be used in the event that two insurance subsidiaries need additional capital to meet regulatory minimums. Accordingly, $205,000 of the line of credit was available for general corporate purposes.

PRODUCERS AGRICULTURE INSURANCE COMPANY AND PRO AG MANAGEMENT, INC. - LINE OF CREDIT - JP MORGAN CHASE BANK

PAIC a consolidated subsidiary of the Company entered into a $35,000 one year revolving credit facility agreement with JP Morgan Chase Bank in November 2010, to which CMFG Life serves as guarantor. In August 2013, August 2012 and November 2011, the subsidiary completed amendments to this credit facility agreement that increased borrowing capacity to $100,000, $80,000 and $50,000, respectively, and extended the maturity date for an additional year. Under the amended 2013 facility, Pro Ag Management, Inc., a consolidated subsidiary of the Company, was added as a borrower. Under the amended 2013 and 2012 facilities, an annual non-use fee of 0.08% on the daily amount of the unused committed principal is assessed. A non-use fee of 0.125% per year on the daily amount of the unused committed principal was assessed per the previous agreement. Under the previous agreement, interest accrued at the Eurodollar rate plus 0.75% and under the 2013 and 2012 amended agreement, interest accrues at the Eurodollar rate plus 0.50%. Interest is due at maturity or quarterly, whichever is first. Under these agreements, CMFG Life, as guarantor, is required to comply with financial covenants including a maximum ratio of total debt to stockholder's equity, a minimum statutory risk-based capital ratio, and minimum statutory surplus. PAIC is required to comply with a minimum statutory risk-based capital ratio. At December 31, 2013, PAIC and CMFG Life were in compliance with all of these covenants. Interest on borrowings was calculated daily at rates ranging from 0.69% to 0.81% in 2013 and 0.75% to 1.00% in 2012. As of December 31, 2013 and
2012, CMFG Life has pledged assets of $114,237 and $98,946, respectively, to secure this guarantee. The credit facility expires in August 2014.

CAPITAL LEASE OBLIGATIONS

Capital lease obligations are included in Accounts payable and other liabilities in the accompanying consolidated balance sheets.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 12: ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income are as follows:

================================================================================================================

                                            FOREIGN
                                           CURRENCY    UNREALIZED       PENSION                    ACCUMULATED
                                          TRANSLATION  INVESTMENT      AND OTHER                      OTHER
                                            GAINS      GAINS AND    POSTRETIREMENT  DISCONTINUED  COMPREHENSIVE
                                           (LOSSES)    SHADOW DAC      BENEFITS      OPERATIONS    INCOME (LOSS)
----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2011                 $(31,445)     $254,295      $(138,177)     $ 11,933      $  96,606

Change in foreign currency
   translation, net of tax - $6,552             (35)            -              -         2,316          2,281
Change in unrealized holding
   gains, net of tax - $120,559                   -       235,983              -       (14,249)       221,734
Change in pension and other
   postretirement benefits,
   net of tax - ($8,043)                          -             -        (14,938)            -        (14,938)
----------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2012                  (31,480)      490,278       (153,115)            -        305,683

Change in foreign currency
   translation, net of tax - $10,420         24,524             -              -             -         24,524
Change in unrealized holding gains
   (losses), net of tax - ($169,230)              -      (316,627)             -             -       (316,627)
Change in pension and other
   postretirement benefits,
   net of tax - $22,687                           -             -         42,897             -         42,897
----------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2013                 $ (6,956)     $173,651      $(110,218)     $      -      $  56,477
================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

RECLASSIFICATION ADJUSTMENTS

Accumulated other comprehensive income includes amounts related to unrealized investment gains (losses) and foreign currency translation, which were reclassified to net income. Reclassifications from Accumulated other comprehensive income for the year ended December 31, 2013 are included in the following table:

========================================================================

                                                                 2013
------------------------------------------------------------------------
Reclassifications from accumulated other comprehensive income
   Unrealized (gains) losses on available-for-sale
   securities included in net realized investment losses       $(36,509)
   Foreign currency translation adjustments included
   in net realized investment losses                              1,197
   Foreign currency translation adjustments included
   in operating and other expenses                               26,581
------------------------------------------------------------------------
Total reclassifications from accumulated
   other comprehensive income                                    (8,731)
   Tax expense (benefit)                                        (12,722)
------------------------------------------------------------------------
Net reclassification from accumulated
   other comprehensive income                                  $  3,991
========================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 13: COMMITMENTS AND CONTINGENCIES

INVESTMENT COMMITMENTS

The Company has the following investment commitments outstanding at December 31:

================================================================

                                      2013                2012
----------------------------------------------------------------
Limited partnerships
   Energy                           $114,194            $117,857
   Mezzanine                         300,028             192,622
   Private equity                    161,333             113,011
   Real estate                        19,784              10,702
Mortgage loans                         2,385               8,050
Private placement debt                80,500              28,000
Bank loans                               910               1,312
----------------------------------------------------------------
Total investment commitments        $679,134            $471,554
================================================================

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to fund commercial mortgages after year end for loans approved prior to year end.

Private placement debt commitments are contracts signed prior to year end to purchase debt securities after year end.

Bank loan commitments represent commitments to acquire loans from banks at a specified future date.

LEASES

The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The Company accounts for certain lease agreements as capital leases. The
Company includes capital leases in Office properties, equipment and computer software in the consolidated balance sheets and had the following asset balances related to capital leases at December 31:

=======================================================================================================

                                                                             2013                2012
-------------------------------------------------------------------------------------------------------
Capital leases
   Computer software                                                      $ 42,040             $ 37,872
   Office properties                                                        15,730               15,730
   Office equipment                                                          8,405                8,405
-------------------------------------------------------------------------------------------------------
   Total cost of office properties, equipment and computer software         66,175               62,007
   Accumulated depreciation                                                (20,795)             (10,032)
-------------------------------------------------------------------------------------------------------
Capital leases less accumulated depreciation                              $ 45,380             $ 51,975
=======================================================================================================

Depreciation of capitalized leased assets is included in operating and other expenses in the consolidated statements of comprehensive income.

The Company has the following future minimum capital and operating lease payments as of December 31, 2013.

=======================================================================================================

                                                                 FUTURE MINIMUM     FUTURE MINIMUM
                                                                    CAPITAL            OPERATING
                                                                  LEASE PAYMENTS     LEASE PAYMENTS
-------------------------------------------------------------------------------------------------------
2014                                                                  $12,833           $ 4,863
2015                                                                   13,375             2,659
2016                                                                   13,689             2,221
2017                                                                    5,316             1,917
2018                                                                        -             1,774
Thereafter                                                                  -             2,482
------------------------------------------------------------------------------------------------
   Total minimum lease payments                                        45,213           $15,916
                                                                                        ========
   Less amount representing interest                                   (3,420)
------------------------------------------------------------------------------
Present value of minimum lease payments under capital lease           $41,793
==============================================================================

Rental expense included in the Company's results of operations amounted to $11,933, $9,503, and $10,876 in 2013, 2012, and 2011, respectively.

In December 2013 and 2012, the Company entered into sale leaseback transactions with unrelated parties to sell and leaseback software. These assets were previously included in office properties, equipment and computer software in the consolidated balance sheets and the combined book value of these assets was $43,863 and $39,695 as of December 31, 2013 and 2012, respectively. The Company had entered into similar sale leaseback transactions with software and equipment in 2011. The lease term for software is 4 years with annual lease payments of $1,028, $2,430, and $3,686 for the leases beginning in 2013, 2012, and 2011, respectively. The lease term for the equipment is 5 years with annual lease payments of $2,459. At the end of each year of each lease, the Company has the option of purchasing the software and equipment at a predetermined percentage of the original sale price. The leases are accounted for as capital leases.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

INSURANCE GUARANTY FUNDS

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2013 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $4,182 and $1,072 at December 31, 2013 and 2012, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $3,790 and $667 at December 31, 2013 and 2012, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

CAPITAL SUPPORT AGREEMENT

As described in Note 3, Investments--Equity in Unconsolidated Affiliates, the Company has an investment in CMG MI, a 50/50 corporate joint venture with PMI. The Company was party to a capital support agreement revised in 2010 whereby PMI and the Company agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG MI at or below 23 to 1. The Company was required to place investments in trust to secure its obligations under this capital support agreement. The period of the agreement was three years, and expired on December 10, 2013. The carrying value of securities owned by the Company and held in a trust pursuant to this agreement was $39,095 and $41,193 as of December 31, 2013 and 2012, respectively. In the event that the Company had been obligated to provide capital support to CMG MI to meet the terms of the agreement, it would have drawn from this trust. The trust will be liquidated in 2014. See Note 16, Subsequent Events for additional information.

LEGAL MATTERS

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

NOTE 14: DISCONTINUED OPERATIONS

The Company sold certain operations in 2011 and prior years. These operations have been accounted for in the accompanying financial statements as discontinued operations. Accordingly, the results of operations and the gain or loss on the sale of the discontinued operations, net of taxes, are each reported on a single line in the consolidated statements of comprehensive income for 2012 and 2011. There are no assets or liabilities classified as discontinued operations as of December 31, 2013 or 2012 and there is no comprehensive income or cash flow activity classified as discontinued operations in 2013.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The principal components of discontinued operations relate to three dispositions, including one transaction in 2011 (the sale of the Company's Australian life insurance operations), and two transactions from earlier years.

On April 1, 2011, the Company sold its Australian life insurance operations and executed a reinsurance agreement to transfer its general Australian insurance business. The Company recorded $22,964 in proceeds and a $4,135 pre-tax gain on the sale in 2011. The Company wrote off $3,571 of goodwill attributed to the sale that was reported as part of discontinued assets in 2010. In 2012, the Company completed the transfer of its general Australian insurance business and entered its remaining subsidiaries into final liquidation proceedings. As a result, the Company recorded a pre-tax currency translation adjustment loss of $10,255 within discontinued operations on the consolidated statements of comprehensive income.

In 2009, the Company sold its interest in a Canadian subsidiary. The Company recorded additional pre-tax gains of $5,186 in 2011, after resolution of certain contingencies in that year.

In 1998, the Company sold a property and casualty insurance subsidiary. Under the terms of that agreement the Company was entitled to receive additional sales proceeds in the event the insurance reserves assumed by the purchaser developed favorably through 2011. In 2011, the Company recorded a pre-tax benefit of $200.

The following table displays the components of discontinued operations for 2012 and 2011.

=======================================================================================

                                                             2012                2011
---------------------------------------------------------------------------------------
Total revenues                                             $15,715             $41,232
Total expenses                                              12,067              48,439
---------------------------------------------------------------------------------------
Income (loss) from discontinued operations before
   income taxes and non-operating items                      3,648              (7,207)
Gain on disposal                                                 -               9,321
Income tax expense (benefit)                                (6,054)              3,502
---------------------------------------------------------------------------------------
Gain (loss) from discontinued operations, net of tax       $ 9,702             $(1,388)
=======================================================================================

Included in the loss from discontinued operations for 2011 is $2,213 of disposal costs related to the sale of the Australian business operations.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Summarized cash flow statement information for 2012 and 2011 relating to discontinued operations is as follows:

=======================================================================================

                                                             2012                2011
---------------------------------------------------------------------------------------
Cash flows from operating activities                       $(25,480)           $(33,170)
Cash flows from investing activities                            429              65,174
---------------------------------------------------------------------------------------
Cash provided (used) by discontinued operations             (25,051)             32,004

(Increase) decrease in cash included in
   net assets of discontinued operations                     47,078             (19,104)
Effect of foreign exchange rate on cash
   balances of discontinued operations                       (2,616)             (1,346)
---------------------------------------------------------------------------------------
Cash flows from discontinued operations                    $ 19,411            $ 11,554
=======================================================================================

NOTE 15: ACQUISITION OF CONTROLLING INTERESTS

In 2009, Producers Ag Insurance Group, Inc. ("ProAg") became a wholly-owned subsidiary of the Company. The purchase agreement for the acquisition was subject to potential adjustments that could require the Company to pay the former owners of ProAg additional amounts based on the future performance of ProAg as defined in the purchase agreement ("Additional Payments"), and resolution of indemnifications provided by the sellers ("Indemnifications"). In 2010, the Company finalized its business combination accounting and based on the Company's revised estimates, the adjusted fair value of the Additional Payments was $5,419 and the fair value of the Indemnifications was $6,500. In 2011, the Indemnification was settled at the estimated amount. The Additional Payments fair value was zero as of December 31, 2013 and 2012.

In 2009, the Company purchased 100% of the common stock of CPI Qualified Plan Consultants, Inc. ("CPI"), subject to potential adjustments. The potential adjustments require the Company to pay certain employees of CPI additional compensation based on retention and on future performance measures of CPI, as defined in the purchase agreement. The Company made payments pursuant to the agreement of $3,300, and $2,437 in 2012, and 2011, respectively. The final payment was made in 2012. CPI is a third party plan administrator which administers a variety of employee benefit plans including retirement plans, 401(k), profit-sharing, money purchase and 403(b) plans.

NOTE 16: SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 12, 2014, the date the financial statements were available for issuance. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements, except:

On February 8, 2013, the Company entered into an agreement with a third party to dispose of its interest in CMG MI and CMGA. The agreement's closing was subject to approvals by various regulatory agencies and the satisfaction of customary closing conditions. Those approvals were obtained and conditions were met, and on January 30, 2014, the Company sold all of its 50% ownership interest in CMG MI and CMGA.

Upon closure of the sale in 2014, the Company received $70,279 in initial cash proceeds, and in addition, an asset for contingent future payments was established in other assets and receivables. The asset for contingent

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

future payments is based on the performance of CMG MI over the six-year post-sale period, as defined in the purchase agreement. The Company estimated the fair value of the asset as of the disposal date to be $40,412, based on an estimated discounted cash flow analysis. The sale resulted in an after-tax gain of $15,708, which will be recorded in net realized investment gains (losses) in 2014.

--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. All required financial statements are included in Part B of this registration statement.

(b)   Exhibits

         1.(A) Resolution of the board of directors of CUNA Mutual Insurance Society establishing CUNA Mutual Variable Annuity Account ("Registrant"). Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

           (B) Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

           (C) Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the name change between CMFG Life Insurance Company and CUNA Mutual Insurance Society. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

           2.   Not Applicable.

         3.(A) Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

           (B) Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

           (C) Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

           (D) Form of Selling and Services Agreement (Variable Annuity Products). Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

           (E) Form of Selling and Services Agreement (Insurance and Annuity (Fixed and Variable) Products). Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

           (F) Amended and Restated Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective February 23, 2011. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

      4.(A)(i) Variable Annuity Contract. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

          (ii) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 5 on Form N-4 (File no. 333-116426) with the Commission on April 26, 2006.

         (iii) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 3 on Form N-4 (File no. 333-116426) with the Commission on November 15, 2005.

          (iv) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 9 on Form N-4 (File no. 333-116426) with the Commission on September 14, 2007.

           (v) Variable Annuity Contract. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (B)(i) Fixed Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

          (ii) Fixed Account Endorsement. Form 2006-VAFIXED. Incorporated herein by reference to post-effective amendment 5 on Form N-4 (File no. 333-116426) with the Commission on April 26, 2006.

         (iii) Fixed Account Endorsement. Form No. 2006-VAFIXED. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (C)(i) Loan Account Endorsement. Form No. 2004-VALOAN. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

          (ii) Loan Account Endorsement. Form No. 2004-VALOAN. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (D)(i) Additional Income Option Endorsement. Form No. 2004-VAIO. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

          (ii) Additional Income Option Endorsement. Form No. 2004-VAIO. Incorporated herein by reference on initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (E)(i) 3% Annual Guarantee Death Benefit Rider. Form No. 2004-3AG-RV1. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

          (ii) 3% Annual Guarantee Death Benefit Rider. Form No. 2004-3AG-RV1. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (F)(i) Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

          (ii) Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (G)(i) Maximum Anniversary Value Death Benefit Rider. Form No. 2004-MAV-RVI. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

          (ii) Maximum Anniversary Value Death Benefit Rider. Form No. 2004-MAV-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (H)(i) Change of Annuitant Endorsement. Form 2006-COA. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

          (ii) Change of Annuitant Endorsement. Form 2006-COA. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (I)(i) Income Payment Endorsement. Form No. 2004-IPI. Incorporated herein by reference to post-effective amendment 2 on Form N-4 (File No. 333-116426) with the Commission on April 28, 2005.

          (ii) Income Payment Endorsement. Form No. 2004-IPI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (J)(i) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 3 on Form N-4 (File No. 333-116426) with the Commission on November 15, 2005.

          (ii) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

         (iii) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to post-effective amendment 9 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

          (iv) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (K)(i) Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 3 on Form N-4 (File No. 333-116426) with the Commission on November 15, 2005.

          (ii) Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

         (iii) Guaranteed Minimum Accumulation Benefit Rider. Form No. 2006-GMAB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (iv) Guaranteed Minimum Accumulation Benefit Rider with 7-Year Benefit Period. Form No. 2008-GMAB-7. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

           (v) Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2008-GMAB-10. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

          (vi) Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2010-GMAB-10. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

        (L)(i) Spouse Beneficiary Death Benefit Rider. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

          (ii) Spouse Beneficiary Death Benefit Rider. Form No. 2006-SPDB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

         (iii) Amendment to Death Benefit Rider. Form No. 2010-VAIII-DBAMEND. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

        (M)(i) Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

          (ii) Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (N)(i) Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

          (ii) Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (O)(i) Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

          (ii)   Purchase Payment Credit Benefit Endorsement. Form No.
                 2007-PPC Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

         (iii) Purchase Payment Credit Benefit Endorsement. Form No. 2009-PPC. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

        (P)(i) Spousal Continuation Endorsement. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

          (ii) Spousal Continuation Endorsement. Form No. 2006-SPContinue. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (Q)(i) Change of Annuitant Endorsement. Incorporated herein by reference to post-effective amendment 8 on Form N-4 (File No. 333-116426) with the Commission on April 27, 2007.

          (ii) Change of Annuitant Endorsement. Form No. 2006-COA. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (R)(i) Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment 8 on Form N-4 (File No. 333-116426) with the Commission on April 27, 2007.

          (ii) Roth IRA Endorsement. Form No. 2006-VA-Roth. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (S)(i) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit -- Data Page. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

          (ii) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit -- Data Page, Form DP-2007-VA-PPC. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (T)(i) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

          (ii) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        (U)(i) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2008-ILGLWB-MG. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

          (ii) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-ILGLWB. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

         (iii) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2009-ILGLWB. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (iv) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2009-ILGLWB-MG. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

           (v) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2010-ILGLWB. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

          (vi) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2010-ILGLWB-MG. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

        (V)(i) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-INGLWB. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

          (ii) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2008-INGLWB-MG. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

         (iii) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2009-INGLWB. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (iv) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Benefit. Form No. 2009-INGLWB-MG. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

           (v) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2010-INGLWB. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

          (vi) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Benefit. Form No. 2010-INGLWB-MG. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

      5.(A)(i) Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 2 on Form N-4 (File No. 333-148426) filed with the Commission on August 25, 2008.

          (ii) Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

         (iii) Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (iv) Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

         6.(A) Certificate of Existence of CUNA Mutual Insurance Society.
               Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

           (B) Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

           (C) Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

           (D) Amended and Restated Articles of Incorporation of CMFG Life Insurance Company. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

           (E) Amended and Restated Bylaws of CMFG Life Insurance Company. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

        7.     Not Applicable.

      8.(A)(i) Amended and Restated Fund Participation Agreement between Ultra
               Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment no. 9 on Form N-4 (File No. 333-148426) filed with the Commission on July 10, 2009.

          (ii) Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society dated October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

         (iii) Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment no. 11 on Form N-4 (File No. 333-148426) filed with the Commission on October 16, 2009.

          (iv) Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment no. 12 on Form N-4 (File No. 333-148426) filed with the Commission on February 4, 2010.

           (v) Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

          B(i) Participation Agreement between PIMCO Variable Insurance Trust,
               Allianz Global Investors Distributors LLC and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

          (ii) Participation Agreement Amendment 1, between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

         (iii) Selling Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

          (iv) Services Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

           (v) Novation and Amendment to Participation Agreement between Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust and CUNA Mutual Insurance Society, effective November 16, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

          (vi) Amendment to Intermediary Agreements and New Intermediary Agreements between Allianz Global Investors Distributors LLC (f/k/a PIMCO Funds Distributors, LLC) PIMCO Investments LLC and CUNA Brokerage Services, Inc., effective November 16, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

         (vii)   Termination, New Agreements and Amendments Relating to
                 Selling Agreements for PIMCO Variable Insurance Trust between Allianz Global Investors Distributors, LLC, PIMCO Investments LLC, CUNA Brokerage Services, Inc. and CUNA Mutual Insurance Society, effective November 16, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

        (viii) PIMCO Services Agreement between PIMCO and CUNA Mutual Insurance Society, effective December 18, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

        (C)(i) Participation Agreement between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated October 1, 2002. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

          (ii) Amendment No. 1 between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., effective May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

         (iii) Amendment No. 2 to the Participation Agreement between AIM Investments and CUNA Mutual Insurance Society dated March 19, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

          (iv) Distribution Agreement between CUNA Brokerage Services, Inc., and Invesco Aim Distributors, Inc., dated April 9, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

           (v) Rule 22c-2 Shareholder Information Agreement between AIM Investment Services, Inc. and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference on Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

          (vi) Amendment No. 3 to the Participation Agreement between AIM Variable Insurance Funds, CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated April 30, 2010. Incorporated herein by reference on Form N-4 post-effective amendment no. 14 (File No. 333-148426) filed with the Commission on April 28, 2010.

         (vii) Amendment No. 4 to the Participation Agreement between AIM Variable Insurance Funds, CMFG Life Insurance Company and CUNA Brokerage Services, Inc. effective July 1, 2012. Incorporated by reference to post-effective amendment no. 17 on Form N-4 (File No. 333-148426) filed with the Commission on April 26, 2013.

          D(i) Participation Agreement between Van Kampen Life Investment Trust,
               Van Kampen Asset Management, Van Kampen Funds Inc. and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

          (ii)   Amendment to Participation Agreement between Van Kampen
                 Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and CUNA Mutual Insurance Society dated June 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

        (E)(i) Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, dated February 20, 1997. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

          (ii) Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective September 21, 1999. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

         (iii) Amendment No. 2 to the Participation Agreement Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company, effective October 1, 2002. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

          (iv) Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

           (v) Fourth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society Company, effective December 31, 2007. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

          (vi) Fifth Amendment to Participation Agreement between Oppenheimer-Funds, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

         (vii) Sixth Amendment to Participation Agreement between Oppenheimer-Funds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

        (viii) Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (ix) Amendment 7 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective February 3, 2009. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

           (x) Amendment 8 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective January 1, 2012. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

          (xi) Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Mutual Insurance Society, effective January 31, 2012. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission 6 on April 27, 2012.

         (xii) Amendment 9 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CMFG Life Insurance Company effective June 20, 2012. Filed herewith

        (F)(i) Amended and Restated Participation Agreement between
               Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 1, 2004. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

          (ii) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

         (iii) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment no. 1 on Form N-4
                 (File No. 333-148422) filed with the Commission on April
                 25, 2008.

          (iv) Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., effective December 31, 2007. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

           (v) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

          (vi) Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

         (vii) Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

        (viii) Amendment No. 6 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 31, 2012. Incorporated by reference to post-effective amendment no. 17 on Form N-4 (File No. 333-148426) filed with the Commission on April 26, 2013.

          (ix) Amendment No. 7 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 15, 2013. Incorporated by reference to post-effective amendment no. 17 on Form N-4 (File No. 333-148426) filed with the Commission on April 26, 2013.

           (G) Administrative Services Agreement between CUNA Mutual Life Insurance Society and AIM Advisors, Inc. dated October 1, 2002. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

        (H)(i) Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (ii) Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

        (I)(i) Administrative Services Letter Agreement between Van Kampen
               Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management and CUNA Mutual Insurance Society dated January 1, 2009. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (ii) Shareholder Services Agreement between Van Kampen Funds, Inc., and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

           (J) Services Agreement between Pacific Investment Management Company LLC ("PIMCO") and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

           (K) Services Letter Agreement between CUNA Mutual Insurance Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment no. 9 on Form N-4 (File No. 333-148426) filed with the Commission on July 10, 2009.

        (L)(i) Fund Participation Agreement between BlackRock Variable Series Funds, Inc., BlackRock Investments, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., dated October 1, 2008. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

          (ii) Amendment No. 1 to Participation Agreement between BlackRock Variable Series Funds, Inc., BlackRock Investments, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., dated October 1, 2008. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

       9. Opinion and Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

       10.     i)  Deloitte & Touche LLP Consent. Filed herewith.
               ii) Ernst & Young LLP Consent. Filed herewith.

       11.     Not applicable.

       12.     Not applicable.

       13.     Powers of Attorney. Filed herewith.
                  A. Power Attorney (David P. Marks).
                  B. Power Attorney (Faye A. Patzner).
                  A. Power Attorney (James M. Power).
                  C. Power Attorney (Alastair C. Shore).
                  E. Power Attorney (Robert N. Trunzo).

     ITEM 25. DIRECTORS AND OFFICERS OF CMFG LIFE INSURANCE COMPANY

NAME AND PRINCIPAL BUSINESS ADDRESS        POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------        ------------------------------------
David P. Marks                         Director, Executive Vice President and
5910 Mineral Point Road                Chief Investment Officer
Madison, WI 53705

Faye A. Patzner                        Director and Chief Administrative Officer
5910 Mineral Point Road
Madison, WI 53705

James M. Power                         Director, Executive Vice President and
5910 Mineral Point Road                Chief Products Officer
Madison, WI 53705

Alastair C. Shore                      Director, Treasurer, Executive Vice
5910 Mineral Point Road                President and Chief Financial Officer
Madison, WI 53705

Robert N. Trunzo                       Director, President and Chief Executive
5910 Mineral Point Road                Officer
Madison, WI 53705

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of CMFG Life Insurance Company and is therefore owned and controlled by CMFG Life Insurance Company. CMFG Life Insurance Company is a stock life insurance company. CMFG Life is duly authorized and licensed to do a life and health insurance business in forty-nine other states, the District of Columbia, and in foreign countries. Various companies and other entities are controlled by CMFG Life Insurance Company and may be considered to be under common control with the registrant or CMFG Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                           CUNA Mutual Holding Company
                  Organizational Chart As Of February 28, 2014

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

CUNA MUTUAL FINANCIAL GROUP, INC.
STATE OF DOMICILE:   IOWA

       CUNA Mutual Global Holdings, Inc.
       State of domicile: Iowa

       CMFG Life Insurance Company
       State of domicile: Iowa

CMFG LIFE INSURANCE COMPANY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES, ALL OF WHICH ARE INCLUDED IN THE CMFG LIFE INSURANCE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS:

1.   CUNA Mutual Investment Corporation owns the following:
     State of domicile: Wisconsin

       a.    CUMIS Insurance Society, Inc. owns the following:
             State of domicile: Iowa

             (1)   CUMIS Specialty Insurance Company, Inc.
                   State of domicile: Iowa

             (2)   CUMIS Mortgage Reinsurance Company
                   State of domicile: Wisconsin

       b.    CUNA Brokerage Services, Inc.
             State of domicile: Wisconsin

       c.    CUMIS Vermont, Inc.
             State of domicile: Vermont

       d.    MEMBERS Life Insurance Company
             State of domicile: Iowa

      e.    International Commons, Inc.
            State of domicile: Wisconsin

      f.    CUNA Mutual Insurance Agency, Inc.
            State of domicile: Wisconsin

      g.    MEMBERS Capital Advisors, Inc.
            State of domicile: Iowa

            (1)    MCA Fund I GP LLC
                   State of domicile: Delaware

            (2)    MCA Fund II GP LLC
                   State of domicile: Delaware

            (3)    MCA Fund III GP LLC
                   State of domicile: Delaware

      h.    CMG Student Lending Services, LLC
            State of domicile: Delaware

      i.    CPI Qualified Plan Consultants, Inc.
            State of domicile: Delaware

      j.    MEMBERS Financial Services, Inc.
            State of domicile: Texas

      k.    Producers Ag Insurance Group, Inc. owns the following:
            State of domicile: Delaware

            (1)     Pro Ag Management, Inc. owns the following:
                    State of domicile: Illinois

                     a. Producers Agriculture Insurance Company owns the
                        following:
                        State of domicile: Texas

                        (i)   Crop Hail Management, Inc.
                              State of domicile: Texas

2.    CUNA Mutual Caribbean Holdings Ltd. owns the following:
      Country of domicile: Trinidad and Tobago

      a.    CUNA Caribbean Insurance Society Limited owns the following:
            Country of domicile: Trinidad and Tobago

              (1)      CUNA Caribbean Insurance Services Limited
                       Country of domicile: Trinidad and Tobago

3.    CUNA Mutual Group Holdings Europe, Ltd. owns the following:
      County of domicile: Ireland

      a.   CUNA Mutual Group Services (Ireland) Limited
           Country of domicile: Ireland

      b.   CUNA Mutual Life Assurance (Europe), Limited
           Country of domicile: Ireland

      c.   CUNA Mutual Insurance (Europe) Limited
           (was CUNA Mutual General Risk Services (Ireland) Limited) Country of domicile: Ireland

      d.   CUNA Mutual Group, Limited
           Country of domicile: United Kingdom

      e.   CUNA Mutual International Finance, Ltd.
           Country of domicile: Cayman Islands

      f.   CUNA Mutual International Holdings, Ltd. Owns the following:
           Country of domicile: Cayman Islands

           (1)   CUNA Mutual Australia, Ltd. owns the following:
                  Country of domicile: Australia

      g.   CUNA Caribbean Holdings St. Lucia, Ltd Owns the following:
           County of domicile: St Lucia

      i.   CUNA Caribbean Insurance Jamaica Limited
           County of domicile: Jamaica

4.    CMFG Life Vermont, Inc.
      State of domicile : Vermont

5.    6834 Hollywood Boulevard, LLC
      State of domicile: Delaware

6.    TruStage Insurance Agency, LLC
      State of domicile: Iowa

7.    CUNA Mutual Management Services, LLC
      State of domicile: Iowa

8.    MCA Fund I LP
      State of domicile: Delaware

9.    MCA Fund II LLP
      State of domicile: Delaware

10.   MCA Fund III LLP
      State of domicile: Delaware

CMFG LIFE INSURANCE COMPANY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, MAY CONTROL THE FOLLOWING COMPANIES, EACH OF WHICH IS NOT INCLUDED IN CMFG LIFE INSURANCE COMPANY'S CONSOLIDATED FINANCIAL STATEMENT (EXCEPT PRODUCERS LLOYDS INSURANCE COMPANY) PURSUANT TO APPLICABLE REGULATION:

1.   MEMBERS Development Company, LLC partially owns the following:
     9% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     a.   Procura, LLC
          27.08% ownership by MEMBERS Development Company, LLC
          State of domicile: California

2.   MEMBERS Trust Company
     9.23% ownership CMFG Life Insurance Company
     State of domicile: Florida

ITEM 27. NUMBER OF CONTRACTOWNERS

    As of February 28, 2014 there were 2,524 non-qualified contracts outstanding and 6,861 qualified contracts outstanding.

ITEM 28. INDEMNIFICATION.

    Section 8 of the Amended and Restated Bylaws of CMFG Life Insurance Company and Article V of CMFG Life Insurance Company Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CMFG Life Insurance Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CMFG Life Insurance Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

    Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CMFG Variable Life Insurance Account.

     (b) Officers and Directors of CUNA Brokerage Services, Inc.

      NAME AND PRINCIPAL                       POSITIONS AND OFFICE WITH UNDERWRITER
      BUSINESS ADDRESS
Nanette L. Strennen*               Treasurer
Timothy Halevan**                  Vice President, Chief Compliance Officer
Kevin S. Thompson*                 Vice President, Associate General Counsel and Secretary
Angie K. Campbell*                 Assistant Secretary
Stephen W. Koslow*                 Director
James H. Metz*                     President and Director
Jason A. Pisarik*                  Director
Richard R. Roy*                    Director
Thomas J. Merfeld*                 Director

 * The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

       (c) CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

-----------------------------------------------------------------------------------------------------------
            (1)                         (2)                   (3)               (4)              (5)
      NAME OF PRINCIPAL           NET UNDERWRITING       COMPENSATION        BROKERAGE       COMPENSATION
        UNDERWRITER                DISCOUNTS AND         ON REDEMPTION      COMMISSIONS
                                    COMMISSIONS
-----------------------------------------------------------------------------------------------------------
CUNA BROKERAGE SERVICES, INC.       $3,043,585*                0             $882,374*        $2,161,211*
-----------------------------------------------------------------------------------------------------------

*Information as of December 31, 2013.

ITEM 30. LOCATION BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CMFG Life Insurance Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CMFG Life Insurance Company, both at 5910 Mineral Point Road, Madison, Wisconsin 53705; and se2, 5801 SW Sixth Ave, Topeka, Kansas 66636-0001.

ITEM 31. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

     (a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

     (b) The Registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to CMFG Life Insurance Company for a statement of additional information.

     (c) The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to CMFG Life Insurance Company at the address or phone number listed in the Prospectus.

     (d) CMFG Life Insurance Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

     (e) CMFG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CMFG Life Insurance Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed in its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin as of 25 day of April, 2014.

                                   CMFG VARIABLE ANNUITY ACCOUNT (REGISTRANT)

              By:    /s/Robert N. Trunzo
                     ----------------------------------------------------------
                     Robert N. Trunzo
                     President and Chief Executive Officer, CMFG Life Insurance Company

                                    CMFG LIFE INSURANCE COMPANY (DEPOSITOR)

              By:    /s/Robert N. Trunzo
                     ----------------------------------------------------------
                     Robert N. Trunzo
                     President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

SIGNATURE AND TITLE                                          DATE


By:   /s/Brian J. Borakove                                   April 25, 2014
      ---------------------------------------------
      Brian J. Borakove
      VP -- Corporate Controller

By:   /s/Alastair C. Shore                                   April 25, 2014
      ---------------------------------------------
      Alastair C. Shore
      Treasurer, Executive Vice President and Chief
      Financial Officer

By:   /s/Robert N. Trunzo                                    April 25, 2014
      ---------------------------------------------
      Robert N. Trunzo
      Director, President and Chief Executive Officer

By:   *                                                      April 25, 2014
      ---------------------------------------------
      David P. Marks
      Director

By:   *                                                      April 25, 2014
      ---------------------------------------------
      Faye A. Patzner
      Director

By:   *                                                      April 25, 2014
      ---------------------------------------------
      James M. Power
      Director and Vice Chairman of the Board

By:   *                                                      April 25, 2014
      ---------------------------------------------
      Alastair C. Shore
      Director

By:   *                                                      April 25, 2014
      ---------------------------------------------
      Robert N. Trunzo
      Director and Chairman of the Board

*Signed pursuant to Power of Attorney dated April 25, 2014 filed electronically with post-effective amendment number 18 (File No. 333-148426) filed with the Commission on April 25, 2014.

By:   /s/Ross D. Hansen
      ----------------------------------------
      Ross D. Hansen
      Associate General Counsel

                                  EXHIBIT INDEX

10. i)  Deloitte & Touche LLP Consent.
    ii) Ernst & Young LLP Consent.

13. Powers of Attorney.